UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-06625

                             The Payden & Rygel Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue

                             Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Secretary

333 South Grand Avenue

                             Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code: 213-625-1900

Date of fiscal year end:   October 31

Date of reporting period:   April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

PAYDEN
MUTUAL FUNDS

SEMI-ANNUAL REPORT

APRIL 30, 2017

1	Management Discussion & Analysis

6	Portfolio Highlights & Investments

82	Statements of Assets & Liabilities

86	Statements of Operations

90	Statements of Changes in Net Assets

96	Notes to Financial Statements

120	Financial Highlights

138	Fund Expenses

140	Trustees & Officers

Semi-Annual Report

(THIS PAGE INTENTIONALLY LEFT BLANK)

Short Duration Strategies

During the six months ended April 30, 2017, interest rates rose as the newly elected Trump administration entered the Oval Office and the Federal Open Market Committee raised the Federal Funds Rate by 0.25% during both their December and March meetings. The US economy and labor markets continued to improve and small business optimism reached an all-time high as business owners remained hopeful that the new administration will push pro-growth policies through Washington.

Two-year maturity U.S. Treasury yields rose from 0.84% to 1.26% while three-year maturity yields increased from 0.99% to 1.44%. Corporate bond yield premiums ended the period narrower as volatility fell and the outlook for corporate profits improved. Lower quality outperformed higher quality credit as investors searched for yield and remained optimistic on the corporate environment.

The Payden Cash Reserves Money Market Fund (PBHXX) continued to provide stable daily liquidity. For the six months ended April 30, 2017, the Fund returned 0.15% compared to a return of 0.05% for the Lipper Government Money Market Average. Money market rates rose along with the FOMC’s decision to increase the Federal Funds Rate.

The Payden Limited Maturity Fund (PYLMX) returned 0.63% for the six months ended April 30, 2017, compared to a return of 0.23% for its benchmark, the Bank of America Merrill Lynch Three Month U.S. Treasury Bill Index. The allocations to corporate securities and securitized products were the largest contributors to outperformance. The Fund invests in swaps, futures and forward currency contracts for credit risk hedging and investment purposes. The use of these derivatives had a -0.10% impact on performance.

The Payden Low Duration Fund (PYSBX) returned 0.55% for the six months ended April 30, 2017, compared to a return of 0.03% for its benchmark, the Bank of America Merrill Lynch 1-3 Year Treasury Index. The allocations to corporate securities and securitized products were the largest contributors to outperformance. The Fund invests in futures, swaps, options and forward currency contracts for hedging and investment purposes. The use of these derivatives had a -0.11% impact on performance.0.63% for the six months ended April 30, 2017, compared to a return of 0.23% for its benchmark, the Bank of America Merrill Lynch Three Month U.S. Treasury Bill Index. The allocations to corporate securities and securitized products were the largest contributors to outperformance. The Fund invests in swaps, futures and forward currency contracts for credit risk hedging and investment purposes. The use of these derivatives had a -0.10% impact on performance.

The Payden Global Low Duration Fund (PYGSX) returned 0.64% for the six months ended April 30, 2017, compared to a return of 0.22% for its benchmark, the Bank of America Merrill Lynch 1-3 Year U.S. Corporate & Government Index. The allocations to corporate securities and securitized products were the largest contributors to outperformance. The Fund invests in futures, swaps, options and forward currency contracts for hedging and investment purposes. The use of these derivatives had a -0.12% impact on performance.

For the fiscal year ended October 31, 2016, the Payden U.S. Government Fund, Investor Class (PYUSX) returned -0.42% compared to its benchmark the Bank of America Merrill Lynch 1-5 Year Treasury Index, which posted a return of -0.22%. The Funds Advisor Class (PYUWX) returned -0.55% over the same period. The Fund is primarily invested in short average life agency mortgage securities. Over the period agency mortgage backed securities underperformed U.S. Treasury securities which accounted for the underperformance of the Fund versus its benchmark. The Fund continues to be invested in agency mortgage securities due to their extra yield over equivalent U.S. Treasuries. The Fund uses derivative securities to hedge both interest rate risk as well as yield curve risk in managing the exposure of its mortgage investments. In managing interest rate risk the Fund will short U.S. Treasury and Euro dollar futures. In addition, the Fund will take paired positions (Ex: long 5 yrs. short 10 yrs.) in U.S. Treasury futures to hedge potential yield curve steepening moves that may cause the average lives of the Fund’s mortgage positions to extend. Over the six month period the Fund’s derivative positions provided no net incremental performance benefits; however, they did provide potential volatility dampening effects in the event of a sharp increase in rates or steepening of the yield curve. The Fund is currently positioned for a gradual increase in U.S rates and is well positioned for any changes to the Federal Reserve Board’s balance sheet as it seeks to taper reinvestments in its mortgage backed securities portfolio. The Fund targets adjustable rate mortgages rather than the predominantly fixed rate 30 year mortgages that the Federal Reserve Board has purchased since the financial crisis.

Intermediate Duration Bond Strategies

For the six months ended April 30, 2017, the Payden GNMA Fund, Investor Class (PYGNX) returned -0.95% versus its benchmark, the Bank of America Merrill Lynch GNMA Master Index, which returned -0.66%. For the same period, the Fund’s Adviser Class (PYGWX) returned -1.08%. Over the period U.S. rates increased approximately 50 basis points across the yield

Semi-Annual Report   1

curve. The Fund underperformed the index during this period, primarily driven by the bias to newly originated, lower coupon mortgage pools which are more sensitive to interest rate changes. In periods of trending higher rates, higher coupon and seasoned mortgage pools will typically perform better than the newer pass-through pools. While the difference in performance is modest, the Fund has since taken steps to increase exposure to higher coupon mortgages for two reasons. First, our economic growth outlook has been upgraded to account for potential stimulus initiatives, tax reform and infrastructure spending, from the new Trump Administration in Washington. Second, capital markets are acutely aware of the Federal Reserve Board’s reducing their support for the Agency mortgage market. The Federal Reserve Board owns newer, lower coupon mortgages that may need additional investor sponsorship to offset its exit as a supporter of mortgage valuations. The Fund’s use of derivatives continues to be centered on hedging interest rate risk, particularly in the front part of the yield curve. The Fund utilizes U.S. Treasury and Euro-dollar futures on a regular basis. Counterparty risk is limited as all futures are traded and centrally cleared through a regulated exchange. The derivative contracts added value to the Fund by neutralizing the gradual increase in front end yields seen over the quarter.

The Payden Core Bond Fund, Investor Class (PYCBX) returned 0.42% for the six month period ended April 30, 2017, compared to a loss of -0.67% for its benchmark, the Barclays Capital Aggregate Bond Index. The Fund’s Adviser Class (PYCWX) returned 0.31% for the same period. Over the period bond yields moved markedly higher which drove benchmark returns negative. However credit spreads compressed broadly to help offset the impact of general interest rates. The Fund’s modest duration underweight buffered the impact from higher bond yields versus the benchmark. The largest contributors were broad allocations to credit sectors which include allocations to investment grade corporates, high yield, and emerging market bonds, all of which produced strong performance relative to the index at large. The Fund infrequently invests in futures, swaps and forward currency contracts for hedging and investment purposes. The use of these derivatives had slightly negative impact on performance.

The Payden Corporate Bond Fund (PYACX) returned 1.54% for the six month period ended April 30, 2017, compared to a return of 0.23% for its benchmark, the Barclays Capital U.S. Corporate Investment Grade Index. The Fund’s largest contributor to performance was security selection with strong outperformance in insurance, consumer non-cyclical, technology, and energy names. Industry allocation was also beneficial, especially thanks to an overweight in energy as the sector’s spreads rallied. The Fund utilized forward currency contract positions during the first three months of the period which had a net positive impact on the Fund’s return. The Fund also used futures as a means of hedging duration, which had a negligible impact on performance.

The Payden Strategic Income Fund, Investor Class (PYSGX) returned 1.20% for the six month period ended April 30, 2017, compared to a loss of -0.67% for its benchmark, the Barclays Capital Aggregate Bond Index. The Fund’s Adviser Class (PYSWX) returned 1.15% and the SI Class (PYSIX) returned 1.36% for the same period. The Fund’s primary objective is to maintain an income advantage relative to the broad bond market and to exploit relative value by sector rotation and bond selection. This is achieved by investing primarily in investment grade and high yield corporate bonds, securitized debt and emerging markets. Over the period bond yields moved markedly higher which drove benchmark returns negative. However credit spreads compressed broadly to help offset the impact of rising interest rates. The Fund’s duration, which is meaningfully lower than the benchmark, buffered the impact from higher bond yields versus the benchmark. The Fund’s largest contribution to performance was its meaningful allocation to credit sectors, which produced strong performance relative to the index at large. The Fund invests in futures, credit default swaps and forward currency contracts, for interest rate and credit hedging and investment purposes. Active currency management was additive while interest rate duration exposure detracted slightly from the Fund’s performance.

For the six-month period ended April 30, 2017, the Payden Absolute Return Bond Fund, Investor Class (PYARX) returned 1.43%, compared to a return of 0.36% for its benchmark, the Bank of America Merrill Lynch 1-Month Constant Maturity Index. The Fund’s Adviser Class (PYAWX) returned 1.31% and its SI Class (PYAIX) returned 1.51%. Currencies modestly contributed to performance as the U.S. dollar strengthened near the end of 2016 against short positions in the euro, sterling, and yen, but has since reversed in 2017. Credit markets outperformed comparable government debt with investment-grade corporates, emerging market sovereign debt, and non-agency mortgage backed security holdings as top performers within the Fund. Since the start of the year, the Fund has reduced exposure to spread product as valuations extend upward. The Fund invests in futures, options and forward currency contracts, for both interest rate and credit risk hedging and investment purposes. Active currency management was additive while interest rate duration exposure detracted from the Fund’s performance.

2   Payden Mutual Funds

Loan Strategy

Demand for leveraged loans increased following the US presidential election as risk markets rallied and fixed income investors were driven in part by fears of rising interest rates. Retail and ETF investor appetite for floating-rate product was insatiable; investors plowed $26 billion into loan retail funds and ETFs during this period. Given the strong bid for leveraged loans, new issue volume has reached historical highs. Gross new issue volume over the six month period was $536 billion, the vast majority of which represented repricing or refinancing transactions. Against this technical backdrop, the fundamentals of the high-yield loan market remain sound with modest leverage metrics and better-than-average interest coverage. Given the strong technical bid and persistently strong fundamentals, leveraged loans saw stable, positive returns over the six month period ended April 30, 2017.

For the six-month period ended April 30, 2017, the Payden Floating Rate Fund, Investor Class (PYFRX) returned 2.04%, while the Fund’s Advisor Class (PYFAX) returned 1.94% and its SI Class (PYFIX) returned 2.21%. The Fund’s benchmark, the Credit Suisse Leverage Loan BB Index, returned 1.94% for the same period. The Fund benefitted from its exposure to healthcare as several issuers rallied after the repeal of the ACA fell apart in the U.S. House of Representatives. Loans such as Quorum Health and Alliance Healthcare were up 9% and 7%, respectively, during the period.

High Yield Strategy

High yield bond markets maintained the momentum generated by the commodity-price recovery during the first half of 2016 carried into the six-month period ended April 30, 2017. Performance was positive across sectors, but was largely driven by more cyclical sectors like energy, industrial, and telecommunications. Markets experienced a modest correction in March as oil prices sold off, high yield bond mutual fund outflows accelerated, and the GOP failed to repeal the Affordable Care Act which suggested that markets had over-estimated the probability of expansionary fiscal policy. Bond prices moved higher once again through April as issuers generally reported strong earnings and macro concerns moderated following elections in France.

The Payden High Income, Investor Class (PYHRX) returned 3.98%, while the Fund’s Advisor Class (PYHWX) returned 3.83%. The Fund’s benchmark, the Bank of America Merrill Lynch BB-B High Yield Cash Pay Constrained Index, returned 4.71% over the same period. Idiosyncratic issues contributed to the Fund’s underperformance during the review period. Bonds issued by Hertz, the car rental company, traded off as a result of softer used car prices. The portfolio’s underweight position to the highly leveraged medical facilities issuer Community Health also detracted from performance following a stronger-than-expected 4Q earnings report, while an overweight position in retail also detracted. On the flip side of the ledger, the portfolio benefitted from its underweight to the utilities sector, which suffers from elevated leverage, as well as security selection within the media content subsector, which benefitted from increased merger and acquisition activity. The Fund uses credit default swaps to gain short term market exposure when cash inflows are heavy. These positions are nominally small exposures and track the market. The Fund also holds foreign exchange contracts to both hedge foreign exchange exposure and for investment purposes. Active currency management added to the Fund’s performance.

Tax Exempt Strategy

For the six month period ended April 30, 2017, the Payden California Municipal Income Fund (PYCRX) returned -0.69%. The Fund’s benchmarks, the Barclays Capital California Intermediate Index and the Barclays 7-Year Municipal Index, returned -0.25% and -0.11%, respectively. Municipal rates moved sharply higher in tandem with the U.S. Treasury market in the month following the U.S. Presidential election. However, in the preceding months, limited supply and robust demand for municipal securities contributed to a strong technical backdrop and provided a catalyst for municipals to rally back to some degree, despite the multitude of new policy risks facing the market as a result of the election — mainly healthcare and tax reform. Broad credit quality in the municipal market continues to improve, despite high profile headlines regarding isolated cases of budget distress (e.g., Illinois and Puerto Rico). The Fund continues to focus on managing interest-rate risk and is defensively positioned in expectation of gradually rising interest-rates. Our defensive duration positioning is achieved while enhancing liquidity and maintaining income through a healthy allocation to short maturities and floating-rate securities. Additionally, the Fund looks to enhance portfolio yield through allocations to longer maturities in the 10-15 year part of the curve.

Semi-Annual Report    3

Global Bond Strategy

The six months ended April 2017 were book-ended by the dramatic U.S. and French election. Developed market yields moved sharply higher, led by the U.S. and over the four months following the US election, developed market government bonds posted a negative return.During March and April 2017, the French election came to the fore front, weighing on developed market yields and risk appetite as market participants pondered the prospect of a non-Euro friendly president in the form of Marin Le Pen and her National Front party. Market fears eased as the election resolved favorably with the election of pro-Euro Emmanuel Macron. Developed market sovereigns remained marginally stronger over this two month period though this was insufficient to outweigh the negative performance in the preceding four months.Whilst the period has been mixed in the context of risk appetite, on balance it had been worthwhile to hold risk assets as spreads have tightened. In currency markets, the US Dollar ended the period slightly stronger with the majority of the performance coming in November and December 2016.

Payden Global Fixed Income Fund (PYGFX) returned 0.42%, outperforming its benchmark, the Barclays Capital Global Aggregate Index Hedged into USD, which returned -0.27% for the six month period ended April 30, 2017. Our overweight allocations to investment grade corporate bonds, high yield and emerging market securities all made positive contributions to relative performance as global economic data continued to improve and the credit spreads further tightened. Currency management decisions also contributed positively including our short positions in euro, Japanese yen and Chinese renminbi against the US dollar. Some of these gains were offset by our rates positioning due to an underweight position in U.S. Treasuries, a long position in German Bunds and a short position in UK Gilts detracted from relative returns.

The Fund uses derivatives for both hedging and position taking purposes in the portfolio. Interest rate futures are used for hedging interest rate risk and active duration positioning, while currency forwards are used for implementing currency strategies and hedging the currency risk. These derivative positions detracted from the portfolio’s performance over the course of the six months ended April 30, 2017.

Emerging Market Bond Strategies

For the six months ended April 30, 2017, emerging markets fixed income securities experienced bouts of volatility, but generated positive absolute returns across hard currency and local currency bonds. Early in the period, the asset class was challenged by the unexpected result of U.S. elections, which initially led to a stronger U.S. dollar and rising U.S. interest rates. However, as the calendar turned to 2017, supportive global economic data facilitated a rally in emerging market fixed income. The asset class was further supported by strong inflows and robust primary market activity among sovereign and corporate issuers.

The Payden Emerging Markets Bond Fund, Investor Class (PYEMX) returned 2.93%, the Fund’s Adviser Class (PYEWX) returned 2.81%, and the Fund’s SI Class (PYEIX) returned 2.96% for the six months ended April 30, 2017. The Fund’s benchmark, the JP Morgan EMBI Global Diversified Index, returned 2.45% for the period. Sovereign selection was the primary contributor to the Fund’s outperformance. Overweight positions in Ghana, Mongolia, Ukraine and Sri Lanka were positive, as were underweight positions in Poland and the Philippines. Overweight exposures in El Salvador and Romania, and avoiding Iraq, partially offset the gains. Quasi-sovereign selection was positive, including positioning in Malaysia and an underweight to Chinese entities; selection within Mexican quasi-sovereigns detracted. An off-benchmark allocation to corporates also added to relative performance. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, active currency management via forward contracts added to the Funds’ performance. The Funds made use of a short U.S. Treasury futures position, which had a small, negative performance impact.

The Payden Emerging Markets Local Bond Fund, Investor Class (PYELX) returned 3.21% and the Fund’s Adviser Class (PYEAX) returned 3.09% for the six months ended April 30, 2017. The Fund’s benchmark, the JP Morgan GBI-EM Global Diversified Index returned 2.04% for the same period. Relative to the benchmark, the Fund’s outperformance benefited from an overweight rates position in Brazil, as well as underweight rates positions in Thailand and Malaysia. An underweight to Mexican rates early in the period, followed by a shift to the long end of the local curve, was positive. Against this, off-index local debt positions in India, Sri Lanka and Ghana lagged, detracting from relative returns. Overall, currency was a positive contributor. Overweight positions in the Brazilian real, Russian ruble, Indian rupee and Argentine peso added to returns, as did an underweight position in the Turkish lira. An underweight stance in the Mexican peso partially offset the currency gains. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes.

4   Payden Mutual Funds

During the period, active currency management via forward contracts added to the Funds’ performance. The Funds made use of a short U.S. Treasury futures position, which had a small, negative performance impact.

The Payden Emerging Markets Local Bond Fund, Investor Class (PYELX) returned 3.21% and the Fund’s Adviser Class (PYEAX) returned 3.09% for the six months ended April 30, 2017. The Fund’s benchmark, the JP Morgan GBI-EM Global Diversified Index returned 2.04% for the same period. Relative to the benchmark, the Fund’s outperformance benefited from an overweight rates position in Brazil, as well as underweight rates positions in Thailand and Malaysia. An underweight to Mexican rates early in the period, followed by a shift to the long end of the local curve, was positive. Against this, off-index local debt positions in India, Sri Lanka and Ghana lagged, detracting from relative returns. Overall, currency was a positive contributor. Overweight positions in the Brazilian real, Russian ruble, Indian rupee and Argentine peso added to returns, as did an underweight position in the Turkish lira. An underweight stance in the Mexican peso partially offset the currency gains. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, active currency management via forward contracts added to the Funds’ performance. The Funds made use of a short U.S. Treasury futures position, which had a small, negative performance impact.

The Payden Emerging Market Corporate Bond Fund, Investor Class (PYCEX) returned 2.82%, the Fund’s Adviser Class (PYCAX) returned 2.91%, and the Fund’s SI Class (PYCIX) returned 2.97% for the six months ended April 30, 2017. The Fund’s benchmark, the JP Morgan CEMBI Broad Diversified Index, returned 2.77% for the same period. The Fund’s selection of emerging market corporates was the primary contributor to outperformance, while off-index allocations to sovereigns and local currency bonds also added to returns. Off-index allocations to quasi-sovereigns and developed market corporates lagged the benchmark, detracting from returns. Within corporates, an overweight stance in Brazilian and Argentine entities was positive, as was the selection of credits in Israel. Underweight positions in South Korean and Singaporean credits also added to performance. The selection of Kazakh and Indonesian corporates detracted, as did an overweight in Mexican corporates. By sector, the selection of oil & gas and telecommunications credits added to relative performance, while financials detracted. The emerging markets Funds invest in swaps, futures, options and forward currency contracts for credit, currency and interest rate risk hedging and investment purposes. During the period, active currency management via forward contracts did not have a material impact on the Funds’ performance. The Funds made use of a short U.S. Treasury futures position, which had a small, negative performance impact.

U.S. Equity Strategy

The U.S. equity markets rallied sharply for the six months ended April 30, 2017 as investor sentiment turned decidedly bullish after the Republican sweep on Election Day. A pickup in economic activity and increased corporate profitability supported the market rally. Market volatility continued to decline during the period, with the VIX index hitting a new 10-year low as hopes of government deregulation, tax reform, and increased infrastructure spending from the new administration fueled investor optimism. Stock prices remained elevated through the end of April on the strength of mega cap technology companies that led the broad market.

The Payden Equity Income Fund, Investor Class (PYVAX), which is comprised of large-cap value stocks, returned 9.04% for the six months ended April 30, 2017, while the Fund’s Adviser Class (PYVAX) returned 8.88% and its SI Class (PYVSX) returned 9.10%. The Fund’s benchmark, the Russell 1000 Value Index, returned 11.66% for the same time period. Both sector/security type allocations and individual stock selection drove the relative underperformance. All security types detracted from relative performance with preferred stocks the largest negative contributor. Within common stock sectors, the underweight to financials was the largest negative contributor, while the underweight to energy was the largest positive contributor. Individual stock selection was strongest in the consumer staples sector, but weakest in the information technology sector. The largest positive contributors in the Fund were banking giant JPMorgan Chase and fast food company McDonald’s.

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Investment Abbreviations

AGC - Assured Guaranty Corporation

AGM - Assured Guaranty Municipal Corporation

AMBAC - American Municipal Bond Assurance Co.

ARM - Adjustable Rate Mortgage

BAM - Build America Mutual

FDIC - Federal Deposit Insurance Corporation

FFCB - Federal Farm Credit Bank

FG - Freddie Mac Gold Pool

FH - Freddie Mac Non Gold Pool

FHLB - Federal Home Loan Banks

FHLMC - Federal Home Loan Mortgage Company (Freddie Mac)

FN - Fannie Mae Pool

FNMA - Federal National Mortgage Association (Fannie Mae)

FNR - Fannie Mae REMICS

G2 - Ginnie Mae II pool

GN - Ginnie Mae I pool

GNR - Ginnie Mae REMICS

NATL-RE - National Public Finance Guarantee Corporation

NCUA - National Credit Union Administration

6   Payden Mutual Funds

The Fund seeks stability, liquidity and current income by generally investing in the highest quality, short term securities with an average portfolio maturity not to exceed 90 days.	Portfolio Composition - percent of investments

	Repurchase Agreement	40%
	U.S. Government Agency	34%
	U.S. Treasury	20%
	Cash equivalent	4%
	U.S. Government Guaranteed	2%

Schedule of Investments - April 30, 2017(Unaudited)
Principal or Shares	Security Description	Value (000)
U.S. Government Agency (33%)
5,000,000	FFCB, 0.89%, 8/08/18 (a)	$5,000
6,650,000	FFCB, 1.00%, 11/27/17 (a)	6,655
2,720,000	FFCB, 1.02%, 3/22/18 (a)	2,718
200,000	FFCB, 1.03%, 8/04/17 (a)	200
1,000,000	FFCB, 1.03%, 12/08/17 (a)	1,000
500,000	FFCB, 1.04%, 8/29/17 (a)	500
1,000,000	FFCB, 1.12%, 8/01/17 (a)	1,001
5,000,000	FFCB Disc Note, 0.85%, 7/25/17 (b)	4,991
1,500,000	FHLB, 0.93%, 4/06/18 (a)	1,501
1,000,000	FHLB, 1.03%, 8/04/17 (a)	1,000
10,000,000	FHLB, 1.11%, 1/26/18 (a)	10,015
10,000,000	FHLB Disc Note, 0.75%, 5/05/17 (b)	9,999
10,000,000	FHLB Disc Note, 0.75%, 5/19/17 (b)	9,997
10,000,000	FHLB Disc Note, 0.80%, 6/02/17 (b)	9,993
20,000,000	FHLB Disc Note, 0.85%, 7/07/17 (b)	19,970
5,900,000	FHLB Disc Note, 0.85%, 7/14/17 (b)	5,892
9,500,000	FHLB Disc Note, 0.85%, 7/21/17 (b)	9,487
10,000,000	FHLB Disc Note, 0.93%, 10/20/17 (b)	9,954
5,000,000	FHLMC, 0.84%, 1/11/18 (a)	5,000
10,000,000	FHLMC Disc Note, 0.87%, 8/31/17 (b)	9,972
6,190,000	FNMA, 0.88%, 8/28/17	6,194
10,000,000	FNMA, 1.00%, 9/27/17	10,012
1,000,000	FNMA, 1.00%, 10/05/17 (a)	1,000
565,000	FNMA, 1.01%, 7/20/17 (a)	565
10,000,000	FNMA Disc Note, 0.75%, 5/03/17 (b)	10,000
Total U.S. Government Agency (Cost - $152,616)		152,616

NCUA Guaranteed (2%)
11,500,966	NCUA Guaranteed Notes Trust 2010-R2, 1.36%, 11/06/17 (a) (Cost - $11,504)	11,504

U.S. Treasury (19%)
10,000,000	U.S. Treasury Bill, 0.64%, 5/04/17 (b)	9,999
10,000,000	U.S. Treasury Bill, 0.68%, 5/25/17 (b)	9,995
10,000,000	U.S. Treasury Bill, 0.79%, 7/20/17 (b)	9,988
10,000,000	U.S. Treasury Bill, 0.95%, 10/12/17 (b)	9,958
10,000,000	U.S. Treasury Note, 0.75%, 10/31/17	9,990
20,000,000	U.S. Treasury Note, 0.98%, 7/31/17 (a)	20,003
10,000,000	U.S. Treasury Note, 1.07%, 10/31/17 (a)	10,008
5,000,000	U.S. Treasury Note, 1.08%, 7/31/18 (a)	5,004
5,000,000	U.S. Treasury Note, 1.17%, 1/31/18 (a)	5,010
Total U.S. Treasury (Cost - $89,955)		89,955

Investment Company (4%)
16,659,563	Dreyfus Treasury & Agency Cash Management, Institutional Shares (Cost - $16,660)	16,660

Repurchase Agreement (38%)
100,000,000	Bank of Montreal Tri Party, 0.75% (c)	100,000

Principal or Shares	Security Description	Value (000)

40,000,000	Citigroup Tri Party, 0.78% (d)	$40,000
40,000,000	Goldman Sachs Tri Party, 0.78% (e)	40,000
Total Repurchase Agreement (Cost - $180,000)		180,000

Total Investments (Cost - $450,735) (96%)		450,735
Other Assets, net of Liabilities (4%)		18,828
Net Assets (100%)		$469,563

(a)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Yield to maturity at time of purchase.
(c)	The repurchase agreement dated 4/28/2017 is collateralized by the following securities:

Bank of Montreal Tri Party
99,527,800	U.S. Treasury Securities, maturity from Apr 17-Feb 47, yielding from 0.00%-9.00%	$102,000

(d)	The repurchase agreement dated 4/27/2017 is collateralized by the following securities:

Citigroup Tri Party
35,354,700	U.S. Treasury Note, maturity dated August 41, yielding from 3.75%	$40,800

(e)	The repurchase agreement dated 4/25/2017 is collateralized by the following securities:

Goldman Sachs Tri Party
215,263,065	FNMA, maturity from May 18-Apr 47, yielding from 2.50%-7.50%	$22,863
207,438,839	FMAC, maturity from Nov 19-Apr 47, yielding from 2.00%-7.00%	17,937
		$40,800

Offsetting Assets and Liabilities

The Fund’s investments in repurchase agreements were all subject to enforceable Master Repurchase Agreements. Repurchase Agreements on a gross basis were as follows: (000s)

Repurchase Agreement	Value (000’s)

Total gross amount of repurchase agreements presented on the	$180,000
Statements of Assets and Liabilities
Non-cash Collateral	(100,000)

Net Amount	$80,000

See notes to financial statements.

Semi-Annual Report    7

The Fund seeks a total return greater than a money market fund along with the preservation of capital by generally investing in investment grade debt securities with a maximum average portfolio maturity not to exceed two years.

Portfolio Composition - percent of investments

Corporate	43%
Asset Backed	20%
U.S. Treasury	17%
Mortgage Backed	7%
U.S. Government Agency	2%
Other	11%

Schedule of Investments - April 30, 2017 (Unaudited)
Principal or Shares	Security Description	Value (000)
Asset Backed (21%)
3,013,000	AmeriCredit Automobile Receivables Trust 2014-3, 1.92%, 11/08/19	$3,019
96,789	AmeriCredit Automobile Receivables Trust 2015-3, 1.07%, 1/08/19	97
1,805,541	AmeriCredit Automobile Receivables Trust 2016-3, 1.37%, 11/08/19	1,805
2,500,000	Apidos CLO 144A, 2.31%, 4/15/25 (a)(b)	2,505
5,949	Asset Backed Funding Certificates, 1.61%, 4/25/34 (a)	6
5,700,000	Atlas Senior Loan Fund III Ltd. 144A, 2.24%, 8/18/25 (a)(b)	5,712
3,050,000	Babson CLO Ltd. 144A, 2.26%, 4/20/25 (a)(b)	3,052
3,990,000	Barclays Dryrock Issuance Trust, 1.33%, 3/16/20 (a)	3,991
1,730,000	BlueMountain CLO 2013-4 Ltd. 144A, 2.17%, 4/15/25 (a)(b)	1,730
805,000	Capital Auto Receivables Asset Trust 2014-1, 3.39%, 7/22/19	816
1,022,177	Capital Auto Receivables Asset Trust 2016-2, 1.32%, 1/22/19	1,022
1,400,000	Cent CLO LP 144A, 2.27%, 7/23/25 (a)(b)	1,401
1,999,461	CNH Equipment Trust 2014-C, 1.05%, 11/15/19	1,997
389,317	CNH Equipment Trust 2015-B, 1.37%, 7/15/20	389
658,760	Colony American Homes 2014-1 144A, 2.14%, 5/17/31 (a)(b)	660
7,368,372	Colony American Homes 2014-2 144A, 1.93%, 7/17/31 (a)(b)	7,372
3,791,308	Colony Starwood Homes 2016-2 Trust 144A, 2.24%, 12/17/33 (a)(b)	3,821
2,610,000	Dell Equipment Finance Trust 2017-1 144A, 1.86%, 6/24/19 (b)	2,610
3,100,000	Discover Card Execution Note Trust, 1.48%, 7/15/24 (a)	3,128
568,569	Drive Auto Receivables Trust 2016-B 144A, 1.67%, 7/15/19 (b)	569
970,000	Drive Auto Receivables Trust 2016-B 144A, 2.56%, 6/15/20 (b)	976
2,640,000	Dryden XXVIII Senior Loan Fund 144A, 2.14%, 8/15/25 (a)(b)	2,640
830,000	Dryden XXXI Senior Loan Fund 144A, 2.24%, 4/18/26 (a)(b)	830
80,946	Enterprise Fleet Financing LLC 144A, 1.05%, 3/20/20 (b)	81
2,300,000	First Investors Auto Owner Trust 2016-2 144A, 1.87%, 11/15/21 (b)	2,299

Principal or Shares	Security Description	Value (000)

1,640,000	First Investors Auto Owner Trust 2017-1 144A, 2.20%, 3/15/22 (b)	$1,643
4,000,000	FREMF 2017-KT01 Multifamily Aggregation Period Risk Transfer Trust, 1.30%, 2/25/20 (a)	4,009
303,275	GSAMP Trust 2004-SEA2, 1.64%, 3/25/34 (a)	304
3,800,000	Huntington Auto Trust, 1.29%, 5/15/19	3,799
1,234,312	Invitation Homes 2014-SFR1 Trust 144A, 1.99%, 6/17/31 (a)(b)	1,235
6,219,478	Invitation Homes 2014-SFR2 Trust 144A, 2.09%, 9/17/31 (a)(b)	6,225
1,439,340	Invitation Homes 2015-SFR3 Trust 144A, 2.29%, 8/17/32 (a)(b)	1,448
2,500,000	John Deere Owner Trust 2016-B, 1.09%, 2/15/19	2,498
1,139,759	Kubota Credit Owner Trust 2016-1 144A, 1.25%, 4/15/19 (b)	1,138
35,784	Long Beach Mortgage Loan Trust, 6.25%, 8/25/33	37
1,740,000	Madison Park Funding XIII Ltd. 144A, 1.99%, 1/19/25 (a)(b)	1,741
5,740,000	Madison Park Funding XIV Ltd. 144A, 2.28%, 7/20/26 (a)(b)	5,740
1,620,088	MMAF Equipment Finance LLC 2015-A 144A, 1.39%, 10/16/19 (b)	1,619
2,840,000	MMAF Equipment Finance LLC 2017-A 144A, 1.73%, 5/18/20 (b)	2,840
4,000,000	Nissan Master Owner Trust Receivables, 1.54%, 6/15/21	3,979
1,000,000	Octagon Investment Partners 24 Ltd. 144A, 3.00%, 5/21/27 (a)(b)	1,000
1,115,000	Octagon Investment Partners XXIII Ltd. 144A, 3.16%, 7/15/27 (a)(b)	1,115
325,000	Santander Drive Auto Receivables Trust 2014-3, 2.65%, 8/17/20	328
900,000	Santander Drive Auto Receivables Trust 2016-2, 2.08%, 2/16/21	902
4,410,000	Santander Drive Auto Receivables Trust 2017-1, 2.10%, 6/15/21	4,412
2,491,895	SMB Private Education Loan Trust 2017-A 144A, 1.44%, 6/17/24 (a)(b)	2,494
5,855,000	Symphony CLO XV Ltd. 144A, 2.34%, 10/17/26 (a)(b)	5,857
2,815,000	Synchrony Credit Card Master Note Trust 2015-2, 1.60%, 4/15/21	2,818
3,900,000	Toyota Auto Receivables 2016-B Owner Trust, 1.30%, 4/15/20	3,890

8   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,530,000	Tyron Park CLO Ltd. 144A, 2.28%, 7/15/25 (a)(b)	$2,531
500,000	Verizon Owner Trust 2016-1 144A, 1.42%, 1/20/21 (b)	498
1,800,000	Wheels SPV 2 LLC 144A, 1.59%, 5/20/25 (b)	1,801
500,000	World Financial Network Credit Card Master Trust 2015-A, 1.47%, 2/15/22 (a)	501
Total Asset Backed (Cost - $118,809)		118,930

Bank Loans(c) (0%)
250,000	Avolon TLB Borrower 1 US LLC Term Loan B1 1L, 3.24%, 9/20/20	253
1,072,313	Serta Simmons Bedding LLC Term Loan 1L, 4.54%, 11/08/23	1,077
500,000	Zayo Group LLC. Term Loan B1 1L, 2.99%, 1/19/21	503
Total Bank Loans (Cost - $1,815)		1,833

Certificate of Deposit (1%)
3,650,000	The Bank of Tokyo-Mitsubishi UFJ, Ltd., 1.53%, 8/30/17	3,654
1,890,000	BNP Paribas, 1.52%, 9/13/17	1,892
2,000,000	Nordea Bank Finland PLC, 1.35%, 9/08/17	2,002
Total Certificate of Deposit (Cost - $7,540)		7,548

Commercial Paper (3%)
1,700,000	Australia & New Zealand Banking Group, 0.85%, 5/15/17 (d)	1,699
4,000,000	Dexia Credit Local SA, 1.27%, 8/18/17 (d)	3,985
5,000,000	National Grid, 1.15%, 5/17/17 (d)	4,997
3,500,000	Private Export Fund Corp., 1.46%, 1/19/18 (d)	3,464
5,000,000	Simon Property Group LP, 0.96%, 5/08/17 (d)	4,999
Total Commercial Paper (Cost - $19,181)		19,144

Corporate Bond (44%)
Financial (26%)
2,620,000	ABN AMRO Bank NV 144A, 1.80%, 1/18/19 (a)(b)	2,629
2,530,000	ABN AMRO Bank NV 144A, 2.10%, 1/18/19 (b)	2,535
1,240,000	American Express Co., 1.64%, 5/22/18 (a)	1,246
1,715,000	American Express Credit Corp., 1.79%, 3/03/22 (a)	1,725
760,000	American Express Credit Corp., 1.88%, 5/03/19	760
2,840,000	Asian Development Bank, 0.88%, 4/26/18	2,831
1,760,000	Athene Global Funding 144A, 2.30%, 4/20/20 (a)(b)	1,767
1,930,000	Australia & New Zealand Banking Group Ltd. 144A, 1.79%, 11/16/18 (a)(b)	1,946
1,315,000	Australia & New Zealand Banking Group Ltd. 144A, 1.82%, 9/23/19 (a)(b)	1,323
290,000	Banco de Credito del Peru/Panama 144A, 2.25%, 10/25/19 (b)	291
4,000,000	Bank Nederlandse Gemeenten NV 144A, 1.50%, 2/15/19 (b)	3,993
1,350,000	Bank of America Corp., 0.51%, 3/28/18 EUR (a)(e)	1,473
1,600,000	Bank of America Corp., 1.58%, 5/02/17 (a)	1,600
700,000	Bank of America Corp., 1.70%, 8/25/17	701
2,000,000	Bank of America Corp., 2.15%, 4/24/23 (a)	2,004

Principal or Shares	Security Description	Value (000)

2,450,000	Bank of Montreal, 1.35%, 8/28/18	$2,442
1,530,000	Bank of Montreal, 1.84%, 8/27/21 (a)	1,549
670,000	Bank of New York Mellon Corp., 1.73%, 8/01/18 (a)	674
4,790,000	Bank of Nova Scotia/Houston, 1.60%, 9/07/17 (a)	4,799
930,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A, 1.45%, 9/08/17 (b)	930
660,000	Banque Federative du Credit Mutuel SA 144A, 2.00%, 4/12/19 (b)	658
860,000	Barclays PLC, 2.00%, 3/16/18	861
760,000	Berkshire Hathaway Finance Corp., 1.30%, 8/15/19 (a)	762
1,120,000	Berkshire Hathaway Finance Corp., 1.45%, 3/07/18	1,122
1,330,000	BNZ International Funding Ltd./London 144A, 1.75%, 2/21/20 (a)(b)	1,336
1,100,000	BNZ International Funding Ltd./London 144A, 1.90%, 2/26/18 (b)	1,101
2,065,000	Capital One Financial Corp., 2.06%, 3/09/22 (a)	2,067
1,000,000	CIT Group Inc., 4.25%, 8/15/17	1,008
2,195,000	Citibank NA, 1.49%, 3/20/19 (a)	2,200
860,000	Citigroup Inc., 1.95%, 1/10/20 (a)	864
2,000,000	Citigroup Inc., 2.03%, 6/07/19 (a)	2,014
1,990,000	Citigroup Inc., 2.12%, 4/25/22 (a)	1,994
1,580,000	Citigroup Inc., 2.18%, 12/08/21 (a)	1,595
1,100,000	Citizens Bank NA/Providence RI, 1.60%, 12/04/17	1,099
1,345,000	Citizens Bank NA/Providence RI, 1.60%, 3/02/20 (a)	1,347
310,000	Citizens Bank NA/Providence RI, 2.30%, 12/03/18	311
790,000	Commonwealth Bank of Australia/New York NY, 1.75%, 11/02/18	790
940,000	Compass Bank, 1.85%, 9/29/17	940
1,480,000	Cooperatieve Rabobank UA/NY, 1.58%, 9/08/17 (a)	1,483
1,090,000	Credit Agricole SA/London 144A, 1.96%, 4/15/19 (a)(b)	1,097
1,800,000	Credit Agricole SA/London 144A, 2.08%, 6/10/20 (a)(b)	1,813
1,200,000	Credit Suisse/New York NY, 1.54%, 5/26/17 (a)	1,200
900,000	Credit Suisse/New York NY, 1.86%, 1/29/18 (a)	903
1,965,000	Danske Bank A/S 144A, 1.57%, 3/02/20 (a)(b)	1,967
1,870,000	Fifth Third Bank/Cincinnati OH, 1.74%, 9/27/19 (a)	1,871
540,000	Fifth Third Bank/Cincinnati OH, 2.30%, 3/15/19	544
980,000	FS Investment Corp., 4.25%, 1/15/20	1,002
2,035,000	Goldman Sachs Group Inc., 1.88%, 12/27/20 (a)	2,034
1,590,000	Goldman Sachs Group Inc., 2.20%, 4/25/19 (a)	1,609
1,325,000	Goldman Sachs Group Inc., 2.21%, 11/15/21 (a)	1,338
2,850,000	Goldman Sachs Group Inc., 2.28%, 4/26/22 (a)	2,868
980,000	HSBC Bank PLC 144A, 1.68%, 5/15/18 (a)(b)	984
620,000	HSBC USA Inc., 2.04%, 9/24/18 (a)	624
1,315,000	Huntington National Bank, 1.62%, 3/10/20 (a)	1,316
480,000	Huntington National Bank, 2.20%, 11/06/18	482

Semi-Annual Report    9

Principal or Shares	Security Description	Value (000)

770,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 144A, 6.25%, 2/01/22 (b)	$803
480,000	Industrial & Commercial Bank of China Ltd./New York, 2.35%, 11/13/17	481
1,320,000	ING Bank NV 144A, 2.00%, 11/26/18 (b)	1,319
755,000	ING Groep NV, 2.30%, 3/29/22 (a)	762
6,010,000	International Finance Corp., 1.04%, 3/06/18 (a)	6,011
1,000,000	International Lease Finance Corp., 3.88%, 4/15/18	1,019
2,130,000	International Lease Finance Corp., 6.25%, 5/15/19	2,297
1,200,000	JPMorgan Chase & Co., 0.82%, 5/30/17 GBP (a)(e)	1,555
2,100,000	JPMorgan Chase & Co., 1.66%, 3/09/21 (a)	2,094
1,600,000	JPMorgan Chase & Co., 2.11%, 1/23/20 (a)	1,624
640,000	KeyBank NA/Cleveland OH, 2.35%, 3/08/19	645
1,920,000	Kreditanstalt fuer Wiederaufbau, 1.00%, 7/15/19	1,900
1,640,000	Macquarie Bank Ltd. 144A, 1.80%, 10/27/17 (a)(b)	1,644
550,000	Metropolitan Life Global Funding I 144A, 1.95%, 12/03/18 (b)	551
520,000	Mitsubishi UFJ Financial Group Inc., 1.97%, 2/22/22 (a)	524
640,000	Mitsubishi UFJ Trust & Banking Corp. 144A, 1.60%, 10/16/17 (b)	640
820,000	Mizuho Bank Ltd. 144A, 1.60%, 9/25/17 (a)(b)	821
1,700,000	Mizuho Financial Group Inc., 1.99%, 2/28/22 (a)	1,708
1,145,000	Morgan Stanley, 1.84%, 2/14/20 (a)	1,148
1,570,000	Morgan Stanley, 1.89%, 7/23/19 (a)	1,578
1,925,000	Morgan Stanley, 2.34%, 1/20/22 (a)	1,944
670,000	Morgan Stanley, 2.44%, 4/25/18 (a)	677
940,000	Morgan Stanley, 2.45%, 2/01/19	948
620,000	Morgan Stanley, 6.63%, 4/01/18	647
1,750,000	National City Bank/Cleveland OH, 1.47%, 6/07/17 (a)	1,750
2,080,000	Nederlandse Waterschapsbank NV 144A, 0.88%, 7/13/18 (b)	2,067
1,900,000	Nederlandse Waterschapsbank NV 144A, 1.25%, 9/18/17 (b)	1,900
1,000,000	New York Life Global Funding, 0.66%, 9/28/17 GBP (a)(e)	1,297
930,000	New York Life Global Funding 144A, 1.55%, 11/02/18 (b)	928
1,070,000	Nordea Bank AB 144A, 1.99%, 9/17/18 (a)(b)	1,080
640,000	Reliance Standard Life Global Funding II 144A, 2.15%, 10/15/18 (b)	642
1,920,000	Royal Bank of Canada, 1.63%, 4/15/19	1,912
595,000	Santander UK PLC, 2.50%, 3/14/19	600
1,155,000	SLM Corp., 5.13%, 4/05/22	1,180
1,600,000	Standard Chartered PLC 144A, 1.45%, 9/08/17 (a)(b)	1,600
1,120,000	Standard Chartered PLC 144A, 2.18%, 8/19/19 (a)(b)	1,130

Principal or Shares	Security Description	Value (000)

425,000	Starwood Property Trust Inc. 144A, 5.00%, 12/15/21 (b)	$444
1,845,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 1.61%, 3/06/19 (a)(b)	1,846
1,270,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 2.05%, 3/06/19 (b)	1,270
1,420,000	Svensk Exportkredit AB, 1.25%, 4/12/19	1,410
1,005,000	Synchrony Financial, 1.88%, 8/15/17	1,005
490,000	Synchrony Financial, 2.60%, 1/15/19	494
500,000	Toronto-Dominion Bank, 1.68%, 8/13/19 (a)(f)	504
1,615,000	Toronto-Dominion Bank, 1.95%, 1/22/19	1,622
1,500,000	UBS AG/Stamford CT, 1.85%, 3/26/18 (a)	1,506
570,000	WEA Finance LLC / Westfield UK & Europe Finance PLC 144A, 1.75%, 9/15/17 (b)	570
1,375,000	Wells Fargo & Co., 1.96%, 2/11/22 (a)	1,384
1,740,000	Wells Fargo Bank NA, 1.89%, 1/22/18 (a)	1,748
2,105,000	Westpac Banking Corp., 1.53%, 3/06/20 (a)	2,106
990,000	Westpac Banking Corp., 1.61%, 8/19/19 (a)	994
2,020,000	Westpac Banking Corp., 1.90%, 8/19/21 (a)	2,037
		150,788
Industrial (15%)
2,330,000	AbbVie Inc., 1.80%, 5/14/18	2,334
920,000	Actavis Funding SCS, 2.20%, 3/12/18 (a)	926
1,350,000	Aetna Inc., 1.70%, 6/07/18	1,351
1,860,000	Aetna Inc., 1.76%, 12/08/17 (a)	1,866
1,000,000	Air Canada 2013-1 Class C Pass Through Trust 144A, 6.63%, 5/15/18 (b)	1,036
300,000	Alibaba Group Holding Ltd., 1.63%, 11/28/17	300
900,000	American Honda Finance Corp., 1.20%, 7/12/19	889
680,000	American Honda Finance Corp., 1.88%, 2/22/19 (a)	689
1,610,000	Amgen Inc., 1.43%, 5/22/17 (a)	1,610
460,000	Anheuser-Busch InBev Finance Inc., 1.90%, 2/01/19	461
280,000	Apple Inc., 1.30%, 2/23/18	280
290,000	Apple Inc., 1.87%, 2/22/19 (a)	294
500,000	APRR SA, 0.42%, 3/31/19 EUR (a)(e)	550
1,200,000	Asciano Finance Ltd. 144A, 5.00%, 4/07/18 (b)	1,228
1,500,000	AT&T Inc., 2.30%, 3/11/19	1,508
400,000	AutoZone Inc., 1.63%, 4/21/19	397
1,200,000	BAT International Finance PLC 144A, 1.64%, 6/15/18 (a)(b)	1,203
770,000	Baxalta Inc., 1.94%, 6/22/18 (a)	774
620,000	BMW U.S. Capital LLC 144A, 1.50%, 4/11/19 (b)	617
1,850,000	Bristol-Myers Squibb Co., 1.60%, 2/27/19	1,848
2,245,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 144A, 2.38%, 1/15/20 (b)	2,248
1,645,000	Caterpillar Financial Services Corp., 1.44%, 3/22/19 (a)	1,646
1,465,000	Caterpillar Financial Services Corp., 1.67%, 1/10/20 (a)	1,472
390,000	Celgene Corp., 2.13%, 8/15/18	392
545,000	Cisco Systems Inc., 1.40%, 2/28/18	546
680,000	CNH Industrial Capital LLC, 3.88%, 7/16/18	695
1,840,000	CVS Health Corp., 1.90%, 7/20/18	1,845

10   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

800,000	Daimler Finance North America LLC 144A, 1.38%, 8/01/17 (b)	$800
1,330,000	Daimler Finance North America LLC 144A, 1.50%, 7/05/19 (b)	1,317
200,000	Dell International LLC / EMC Corp. 144A, 5.88%, 6/15/21 (b)	212
1,425,000	Deutsche Telekom International Finance BV 144A, 1.74%, 1/17/20 (a)(b)	1,429
400,000	eBay Inc., 2.50%, 3/09/18	403
1,395,000	EI du Pont de Nemours & Co., 1.70%, 5/01/20 (a)	1,401
1,240,000	Ford Motor Credit Co. LLC, 1.86%, 8/12/19 (a)	1,245
1,460,000	Ford Motor Credit Co. LLC, 1.95%, 3/12/19 (a)	1,464
1,000,000	Ford Motor Credit Co. LLC, 2.15%, 1/09/18	1,003
535,000	Ford Motor Credit Co. LLC, 2.26%, 3/28/19 (f)	536
890,000	Ford Motor Credit Co. LLC, 2.42%, 3/28/22 (a)	898
1,995,000	General Motors Financial Co. Inc., 2.09%, 4/13/20 (a)	2,002
1,190,000	General Motors Financial Co. Inc., 2.49%, 5/09/19 (a)	1,209
1,800,000	General Motors Financial Co. Inc., 2.52%, 4/10/18 (a)	1,817
1,275,000	General Motors Financial Co. Inc., 2.71%, 1/14/22 (a)	1,301
1,270,000	Glencore Funding LLC 144A, 2.52%, 1/15/19 (a)(b)	1,284
1,050,000	Harley-Davidson Financial Services Inc. 144A, 1.46%, 3/08/19 (a)(b)	1,052
1,510,000	Hewlett Packard Enterprise Co., 2.45%, 10/05/17	1,514
755,000	Hyundai Capital America 144A, 1.95%, 4/03/20 (a)(b)	757
710,000	Hyundai Capital Services Inc. 144A, 1.63%, 8/30/19 (b)	697
720,000	Imperial Brands Finance PLC 144A, 2.05%, 7/20/18 (b)	721
700,000	John Deere Capital Corp., 1.95%, 1/08/19	704
170,000	Johnson Controls International PLC, 1.40%, 11/02/17	170
840,000	Lennar Corp., 4.13%, 1/15/22	860
176,000	Lockheed Martin Corp., 1.85%, 11/23/18	177
350,000	Lowe’s Companies Inc., 1.72%, 9/14/18 (a)	353
1,300,000	Martin Marietta Materials Inc., 2.25%, 6/30/17 (a)	1,301
1,770,000	Microsoft Corp., 1.85%, 2/06/20	1,777
1,020,000	Molson Coors Brewing Co. 144A, 1.90%, 3/15/19 (b)	1,020
830,000	Moody’s Corp., 1.41%, 9/04/18 (a)	832
850,000	Mylan NV, 2.50%, 6/07/19	855
1,750,000	NBCUniversal Enterprise Inc. 144A, 1.84%, 4/15/18 (a)(b)	1,761
175,000	Newell Brands Inc., 2.60%, 3/29/19	177
500,000	PACCAR Financial Corp., 1.70%, 12/06/18 (a)	504
330,000	Philip Morris International Inc., 1.38%, 2/25/19 (f)	328
2,080,000	Philip Morris International Inc., 1.63%, 2/21/19	2,074

Principal or Shares	Security Description	Value (000)

1,086,000	Rockwell Collins Inc., 1.95%, 7/15/19	$1,088
660,000	Seagate HDD Cayman, 3.75%, 11/15/18	678
3,315,000	Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	3,298
450,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (b)	452
820,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	829
690,000	Stanley Black & Decker Inc., 2.45%, 11/17/18	697
920,000	Suntory Holdings Ltd. 144A, 1.65%, 9/29/17 (b)	920
385,000	Symantec Corp. 144A, 5.00%, 4/15/25 (b)	399
800,000	Tencent Holdings Ltd. 144A, 2.00%, 5/02/17 (b)	800
1,120,000	Teva Pharmaceutical Finance Netherlands III BV, 1.40%, 7/20/18	1,114
700,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	693
260,000	Thermo Fisher Scientific Inc., 2.15%, 12/14/18	261
770,000	Thomson Reuters Corp., 1.65%, 9/29/17	770
405,000	United Continental Holdings Inc., 6.38%, 6/01/18	423
2,200,000	Verizon Communications Inc., 1.51%, 6/09/17 (a)	2,201
210,000	Verizon Communications Inc., 1.92%, 6/17/19 (a)	212
2,630,000	Verizon Communications Inc., 2.14%, 3/16/22 (a)	2,661
850,000	Verizon Communications Inc., 2.87%, 9/14/18 (a)	868
250,000	Walgreens Boots Alliance Inc., 1.75%, 11/17/17	250
580,000	Walgreens Boots Alliance Inc., 1.75%, 5/30/18	582
2,105,000	Walt Disney Co., 1.49%, 3/04/22 (a)	2,116
400,000	Whirlpool Corp., 1.65%, 11/01/17	400
		86,672
Utility (3%)
320,000	AES Corp./VA, 4.05%, 6/01/19 (a)	321
210,000	BP Capital Markets PLC, 1.54%, 5/10/18 (a)	211
1,170,000	BP Capital Markets PLC, 1.67%, 2/13/18	1,171
1,220,000	BP Capital Markets PLC, 1.78%, 9/26/18 (a)	1,226
500,000	BP Capital Markets PLC, 2.32%, 2/13/20	505
350,000	Cameron International Corp., 1.40%, 6/15/17	350
500,000	Canadian Natural Resources Ltd., 1.75%, 1/15/18	500
1,180,000	Chevron Corp., 1.34%, 11/09/17	1,181
810,000	Chevron Corp., 1.69%, 2/28/19	811
600,000	CNPC General Capital Ltd. 144A, 1.94%, 5/14/17 (a)(b)	600
1,350,000	Dominion Resources Inc./VA 144A, 1.50%, 9/30/18 (b)	1,338
290,000	Dominion Resources Inc./VA, 2.96%, 7/01/19	294
350,000	Enbridge Inc., 1.51%, 6/02/17 (a)	350
960,000	Exxon Mobil Corp., 1.44%, 3/01/18	961
490,000	Kinder Morgan Inc./DE, 2.00%, 12/01/17	491
300,000	NextEra Energy Capital Holdings Inc., 1.65%, 9/01/18	299
930,000	Noble Holding International Ltd., 7.75%, 1/15/24 (f)	853
1,115,000	Phillips 66 144A, 1.79%, 4/15/19 (a)(b)	1,117
1,050,000	Shell International Finance BV, 1.25%, 11/10/17	1,049

Semi-Annual Report    11

Principal or Shares	Security Description	Value (000)

1,420,000	Shell International Finance BV, 1.38%, 5/10/19	$1,410
1,790,000	Southern Co., 1.55%, 7/01/18	1,785
250,000	Southern Power Co., 1.85%, 12/01/17	250
700,000	Statoil ASA, 1.50%, 11/08/18 (a)	704
450,000	TECO Finance Inc., 1.76%, 4/10/18 (a)	451
670,000	Total Capital International SA, 1.60%, 8/10/18 (a)	673
130,000	TransAlta Corp., 1.90%, 6/03/17	130
		19,031
Total Corporate Bond (Cost - $256,335)		256,491

FDIC Guaranteed (0%)
1,381,121	FDIC Structured Sale Guaranteed Notes 144A, 1.70%, 12/04/20 (a)(b) (Cost - $1,381)	1,383

Foreign Government (2%)
2,670,000	Japan Bank for International Cooperation/Japan, 1.62%, 2/24/20 (a)	2,669
600,000,000	Japan Treasury Discount Bill, 0.00%, 5/12/17 JPY (d)(e)	5,383
1,600,000	Province of New Brunswick Canada,
	1.05%, 8/01/19 CAD (a)(e)	1,175
Total Foreign Government (Cost - $9,529)		9,227

Mortgage Backed (7%)
23,773	Bear Stearns ALT-A Trust, 3.30%, 3/25/34 (a)	22
2,304,538	BLCP Hotel Trust 2014-CLRN 144A, 1.94%, 8/15/29 (a)(b)	2,308
490,581	Fannie Mae Connecticut Avenue Securities, 1.94%, 5/25/24 (a)	493
4,135,416	Fannie Mae Connecticut Avenue Securities, 2.14%, 9/25/29 (a)	4,155
207,477	Fannie Mae Connecticut Avenue Securities, 2.19%, 7/25/24 (a)	208
1,741,318	Fannie Mae Connecticut Avenue Securities, 2.29%, 4/25/29 (a)	1,753
2,067,681	Fannie Mae Connecticut Avenue Securities, 2.29%, 7/25/29 (a)	2,085
949,176	Fannie Mae Connecticut Avenue Securities, 2.34%, 1/25/29 (a)	957
870,585	Fannie Mae Connecticut Avenue Securities, 2.59%, 1/25/24 (a)	881
566,083	Fannie Mae Connecticut Avenue Securities, 2.59%, 4/25/28 (a)	568
393,903	Fannie Mae Connecticut Avenue Securities, 2.99%, 10/25/23 (a)	399
798,840	Fannie Mae Connecticut Avenue Securities, 3.14%, 9/25/28 (a)	811
1,489,931	Fannie Mae Connecticut Avenue Securities, 3.19%, 10/25/28 (a)	1,512
625,811	FN 906140 ARM, 3.27%, 1/01/37 (a)	660
46,597	Freddie Mac Structured Agency Credit Risk Debt Notes, 1.99%, 2/25/24 (a)	47
1,923,162	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.19%, 7/25/29 (a)	1,935
5,321,342	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.19%, 8/25/29 (a)	5,355

Principal or Shares	Security Description	Value (000)

4,340,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.19%, 10/25/29 (a)	$4,369
491,681	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.24%, 10/25/28 (a)	493
187,633	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.44%, 11/25/23 (a)	188
107,038	GNR 2002-48 FT, 1.19%, 12/16/26 (a)	107
1,234,658	Gosforth Funding 2016-1 PLC 144A, 0.96%, 2/15/58 GBP (a)(b)(e)	1,607
446,121	Harborview Mortgage Loan Trust, 3.85%, 1/19/35 (a)	427
1,262,871	JP Morgan Seasoned Mortgage Trust 2014-1 144A, 1.49%, 5/25/33 (a)(b)	1,248
41,920	MASTR Asset Securitization Trust, 5.00%, 7/25/19	42
2,400,000	Permanent Master Issuer PLC 144A, 1.66%, 7/15/42 (a)(b)	2,402
2,350,000	Ripon Mortgages PLC 144A, 1.17%, 8/20/56 GBP (a)(b)(e)	3,051
440,468	Sequoia Mortgage Trust, 1.45%, 2/25/43 (a)	431
586,245	Sequoia Mortgage Trust, 1.55%, 4/25/43 (a)	573
104,864	Sequoia Mortgage Trust, 1.79%, 10/20/27 (a)	102
110,369	Sequoia Mortgage Trust, 2.87%, 1/25/42 (a)	112
166,606	Springleaf Mortgage Loan Trust 144A, 1.78%, 12/25/65 (a)(b)	167
314,253	Springleaf Mortgage Loan Trust 144A, 1.87%, 9/25/57 (a)(b)	315
188,762	Structured Adjustable Rate Mortgage Loan Trust, 3.18%, 9/25/34 (a)	165
19,907	Structured Asset Mortgage Investments Inc., 4.21%, 7/25/32 (a)	20
860,045	Towd Point Mortgage Funding 2016-Granite1 PLC 144A, 1.52%, 7/20/46 GBP (a)(b)(e)	1,126
Total Mortgage Backed (Cost - $41,107)		41,094

Municipal (1%)
3,000,000	New York City Transitional Finance Authority Future Tax Secured Revenue, 0.73%, 8/01/43 (a)	3,000
1,780,000	New York State Housing Finance Agency, 1.13%, 11/01/49 (a)	1,780
Total Municipal (Cost - $4,780)		4,780

NCUA Guaranteed (1%)
440,080	NCUA Guaranteed Notes Trust 2010-R1, 1.43%, 10/07/20 (a)	441
205,155	NCUA Guaranteed Notes Trust 2010-R2, 1.36%, 11/06/17 (a)	205
1,437,179	NCUA Guaranteed Notes Trust 2010-R3, 1.54%, 12/08/20 (a)	1,444
436,464	NCUA Guaranteed Notes Trust 2011-R1, 1.44%, 1/08/20 (a)	437
31,073	NCUA Guaranteed Notes Trust 2011-R2, 1.39%, 2/06/20 (a)	31
Total NCUA Guaranteed (Cost - $2,554)		2,558

U.S. Government Agency (2%)
4,400,000	FFCB, 1.04%, 1/02/18 (a)	4,407
8,500,000	FHLB, 0.94%, 11/06/17 (a)	8,509
Total U.S. Government Agency (Cost - $12,899)		12,916

12   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
U.S. Treasury (17%)
6,000,000	U.S. Treasury Bill, 0.11%, 5/04/17 (d)	$6,000
4,000,000	U.S. Treasury Bill, 0.12%, 5/18/17 (d)	3,999
10,020,000	U.S. Treasury Bill, 0.74%, 2/01/18 (d)	9,945
3,000,000	U.S. Treasury Note, 0.63%, 9/30/17 (g)	2,996
250,000	U.S. Treasury Note, 0.75%, 10/31/17	250
12,000,000	U.S. Treasury Note, 0.75%, 1/31/18	11,972
8,300,000	U.S. Treasury Note, 0.88%, 7/15/17	8,299
8,015,000	U.S. Treasury Note, 1.00%, 11/30/18	7,988
10,000,000	U.S. Treasury Note, 1.02%, 7/31/18 (a)	10,022
10,000,000	U.S. Treasury Note, 1.02%, 10/31/18 (a)	10,023
8,280,000	U.S. Treasury Note, 1.13%, 1/31/19	8,264
19,075,000	U.S. Treasury Note, 1.25%, 12/31/18	19,083
Total U.S. Treasury (Cost - $98,842)		98,841

Investment Company (3%)
17,083,134	Payden Cash Reserves Money Market Fund * (Cost - $17,083)	17,083
Total Investments (Cost - $591,855) (102%)		591,828
Liabilities in excess of Other Assets (-2%)		(9,521)
Net Assets (100%)		$582,307

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Yield to maturity at time of purchase.
(e)	Principal in foreign currency.
(f)	All or a portion of these securities are on loan. At April 30, 2017, the total market value of the Fund’s securities on loan is $1,802 and the total market value of the collateral held by the Fund is $1,860. Amounts in 000s.
(g)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)

Assets:
5/8/2017	Canadian Dollar (Sell 1,605)	Royal Bank of Canada	$20
5/8/2017	Japanese Yen (Sell 600,100)	Barclays Bank PLC	13

			$33

Liabilities:
5/8/2017	British Pound (Sell 6,665)	HSBC Bank USA, N.A.	(307)
5/8/2017	Euro (Sell 1,860)	Citibank, N.A.	(43)

			$(350)

Open Centrally Cleared Credit Default Swap Contracts

Reference Obligations	Fund Pays	Clearinghouse	Expiration Date	Notional Principal (000s)	Unrealized Appreciation (Depreciation) (000s)
Markit CDX, North America High Yield Series 27 Index	5.00%	Chicago Mercantile	Dec-21	USD 2,317	$3
Markit CDX, North America High Yield Series 28 Index	5.00%	Chicago Mercantile	Jun-22	USD 5,778	(49)
Markit CDX, North America Investment Grade Series 28 Index	1.00%	Chicago Mercantile	Jun-22	USD 5,824	(4)

					$(50)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,802
Non-cash Collateral[2]	(1,802)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    13

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with a maximum average portfolio maturity not to exceed three years.

Portfolio Composition - percent of investments

Corporate	47%
U.S. Treasury	30%
Asset Backed	9%
Mortgage Backed	7%
U.S. Government Agency	3%
Other	4%

Schedule of Investments - April 30, 2017 (Unaudited)
Principal or Shares	Security Description	Value (000)
Asset Backed (10%)
2,835,000	AmeriCredit Automobile Receivables Trust 2014-3, 3.13%, 10/08/20	$2,877
2,390,000	AmeriCredit Automobile Receivables Trust 2016-2, 2.21%, 5/10/21	2,399
650,000	AmeriCredit Automobile Receivables Trust 2016-2, 2.87%, 11/08/21	656
6,360,000	Apidos CLO 144A, 2.31%, 4/15/25 (a)(b)	6,374
500,000	Apidos CLO 144A, 2.86%, 4/15/25 (a)(b)	500
2,000,000	Babson CLO Ltd. 144A, 2.26%, 4/20/25 (a)(b)	2,002
1,900,000	Babson CLO Ltd. 144A, 4.01%, 4/20/27 (a)(b)	1,913
7,420,000	Barclays Dryrock Issuance Trust 2015-4, 1.72%, 8/16/21	7,431
3,120,000	BlueMountain CLO 2013-4 Ltd. 144A, 2.17%, 4/15/25 (a)(b)	3,120
450,000	Capital Auto Receivables Asset Trust 2016-2, 2.11%, 3/22/21	450
920,000	Capital Auto Receivables Asset Trust 2016-2, 2.42%, 6/21/21	920
4,550,000	Cent CLO LP 144A, 2.27%, 7/23/25 (a)(b)	4,554
2,122,672	Colony American Homes 2014-1 144A, 2.14%, 5/17/31 (a)(b)	2,126
2,206,674	Colony American Homes 2014-2 144A, 1.93%, 7/17/31 (a)(b)	2,208
7,472,867	Colony Starwood Homes 2016-2 Trust 144A, 2.24%, 12/17/33 (a)(b)	7,532
1,630,000	Drive Auto Receivables Trust 2016-B 144A, 3.19%, 7/15/22 (b)	1,652
3,140,000	Dryden XXII Senior Loan Fund 144A, 2.59%, 8/15/25 (a)(b)	3,140
4,905,000	Dryden XXVIII Senior Loan Fund 144A, 2.14%, 8/15/25 (a)(b)	4,906
600,000	Dryden XXXI Senior Loan Fund 144A, 2.24%, 4/18/26 (a)(b)	600
1,300,000	Dryden XXXI Senior Loan Fund 144A, 2.66%, 4/18/26 (a)(b)	1,300
4,300,000	Flatiron CLO 2014-1 Ltd. 144A, 2.76%, 7/17/26 (a)(b)	4,302
2,130,000	GM Financial Automobile Leasing Trust 2016-1, 3.24%, 3/20/20	2,163
551,409	GSAMP Trust 2004-SEA2, 1.64%, 3/25/34 (a)	553
1,810,000	Hyundai Auto Receivables Trust 2016-B, 2.68%, 9/15/23	1,794
3,858,380	Invitation Homes 2014-SFR2 Trust 144A, 2.09%, 9/17/31 (a)(b)	3,862
429,829	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	469
4,280,000	Madison Park Funding XIV Ltd. 144A, 2.71%, 7/20/26 (a)(b)	4,280

Principal or Shares	Security Description	Value (000)

1,200,000	Madison Park Funding XVII Ltd 144A, 4.06%, 7/21/27 (a)(b)	$1,202
2,500,000	Octagon Investment Partners XXIII Ltd. 144A, 3.16%, 7/15/27 (a)(b)	2,500
585,000	Santander Drive Auto Receivables Trust 2014-3, 2.65%, 8/17/20	590
970,000	Santander Drive Auto Receivables Trust 2015-1, 3.24%, 4/15/21	982
1,070,000	Santander Drive Auto Receivables Trust 2015-2, 3.02%, 4/15/21	1,083
1,750,000	Santander Drive Auto Receivables Trust 2016-2, 2.66%, 11/15/21	1,758
2,085,000	Tyron Park CLO Ltd. 144A, 2.28%, 7/15/25 (a)(b)	2,086
4,215,000	Tyron Park CLO Ltd. 144A, 2.71%, 7/15/25 (a)(b)	4,216
1,160,000	Venture XVII CLO Ltd. 144A, 4.01%, 7/15/26 (a)(b)	1,161
900,000	Verizon Owner Trust 2016-1 144A, 1.42%, 1/20/21 (b)	897
680,804	VOLT XXII LLC 144A, 3.50%, 2/25/55 (b)	687
685,774	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	689
1,398,177	VOLT XXXIII LLC 144A, 3.50%, 3/25/55 (b)	1,407
1,970,000	Westlake Automobile Receivables Trust 2016-2 144A, 2.30%, 11/15/19 (b)	1,975
980,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	998
2,340,000	Westlake Automobile Receivables Trust 2017-1 144A, 2.70%, 10/17/22 (b)	2,349
Total Asset Backed (Cost - $98,215)		98,663

Bank Loans(c) (0%)
2,152,500	American Builders & Contractors Supply Co. Inc. Term Loan B 1L, 3.50%, 10/31/23	2,168
1,290,000	Dole Food Co. Inc. Term Loan B 1L, 4.25%, 3/24/24	1,296
1,885,275	Serta Simmons Bedding LLC Term Loan 1L, 4.50%, 11/08/23	1,894
Total Bank Loans (Cost - $5,316)		5,358

14    Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Corporate Bond (48%)
Financial (25%)
7,370,000	ABN AMRO Bank NV 144A,
	2.10%, 1/18/19 (b)	$7,384
1,955,000	AerCap Ireland Capital DAC / AerCap Global
	Aviation Trust, 3.50%, 5/26/22	1,989
1,200,000	AIA Group Ltd. 144A, 2.25%, 3/11/19 (b)	1,203
1,030,000	Ally Financial Inc., 3.25%, 9/29/17 (d)	1,038
3,100,000	American Express Co., 1.64%, 5/22/18 (a)	3,116
1,065,000	American Express Credit Corp., 1.88%, 5/03/19	1,065
3,920,000	American Express Credit Corp., 2.20%, 3/03/20	3,942
2,400,000	ANZ New Zealand International Ltd./London
	144A, 1.75%, 3/29/18 (b)	2,400
1,650,000	Astoria Financial Corp., 5.00%, 6/19/17	1,654
2,265,000	Athene Global Funding 144A,
	2.75%, 4/20/20 (b)	2,267
3,420,000	Australia & New Zealand Banking Group
	Ltd./New York NY, 1.60%, 7/15/19	3,393
3,910,000	Australia & New Zealand Banking Group
	Ltd./New York NY, 2.00%, 11/16/18	3,923
830,000	Banco de Credito del Peru/Panama 144A,
	2.25%, 10/25/19 (b)	834
3,815,000	Bank of America Corp., 2.02%, 4/01/19 (a)	3,851
795,000	Bank of America Corp., 2.15%, 11/09/20	790
3,800,000	Bank of America Corp., 2.15%, 4/24/23 (a)	3,808
5,794,000	Bank of America Corp., 2.65%, 4/01/19	5,864
2,000,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A,
	1.45%, 9/08/17 (b)	2,000
1,390,000	Banque Federative du Credit Mutuel SA 144A,
	2.00%, 4/12/19 (b)	1,385
2,500,000	BNZ International Funding Ltd./London 144A,
	1.90%, 2/26/18 (b)	2,503
2,185,000	BNZ International Funding Ltd./London 144A,
	2.40%, 2/21/20 (b)	2,195
2,370,000	BPCE SA, 1.63%, 1/26/18	2,368
3,270,000	Branch Banking & Trust Co., 1.45%, 5/10/19	3,245
5,300,000	Capital One Financial Corp., 2.06%, 3/09/22 (a)	5,305
2,140,000	Capital One NA/Mclean VA, 1.65%, 2/05/18	2,140
4,455,000	Capital One NA/Mclean VA, 2.35%, 1/31/20	4,463
1,068,000	CIT Group Inc., 5.25%, 3/15/18	1,103
4,600,000	Citibank NA, 2.00%, 3/20/19	4,618
1,650,000	Citigroup Inc., 2.05%, 6/07/19	1,647
4,235,000	Citigroup Inc., 2.45%, 1/10/20	4,263
2,700,000	Citizens Bank NA/Providence RI,
	1.60%, 12/04/17	2,697
1,510,000	Citizens Bank NA/Providence RI,
	2.25%, 3/02/20	1,512
730,000	Citizens Bank NA/Providence RI,
	2.30%, 12/03/18	733
1,890,000	Commonwealth Bank of Australia/New York NY, 1.75%, 11/02/18	1,889
1,900,000	Commonwealth Bank of Australia/New York NY, 2.05%, 3/15/19	1,906
1,740,000	Compass Bank, 1.85%, 9/29/17	1,740
1,420,000	Credit Agricole SA/London 144A,
	1.96%, 4/15/19 (a)(b)	1,429

Principal or Shares	Security Description	Value (000)

2,960,000	Credit Agricole SA/London 144A,
	3.38%, 1/10/22 (b)	$2,986
1,715,000	Daiwa Securities Group Inc. 144A,
	3.13%, 4/19/22 (b)	1,733
2,280,000	Danske Bank A/S 144A, 1.65%, 9/06/19 (b)	2,258
2,600,000	Discover Bank, 2.60%, 11/13/18	2,623
1,470,000	Enstar Group Ltd., 4.50%, 3/10/22	1,507
1,200,000	Fifth Third Bank/Cincinnati OH,
	2.30%, 3/15/19	1,209
3,210,000	FMS Wertmanagement AoeR, 1.00%, 8/16/19	3,170
2,790,000	FS Investment Corp., 4.25%, 1/15/20	2,851
3,980,000	Goldman Sachs Group Inc., 2.60%, 12/27/20	3,997
5,420,000	Goldman Sachs Group Inc., 3.00%, 4/26/22	5,468
2,000,000	Goldman Sachs Group Inc., 5.95%, 1/18/18	2,061
2,970,000	HSBC Bank PLC 144A, 1.68%, 5/15/18 (a)(b)	2,982
2,590,000	HSBC USA Inc., 1.70%, 3/05/18	2,591
1,835,000	Huntington National Bank, 2.38%, 3/10/20	1,849
1,320,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 144A, 6.25%, 2/01/22 (b)	1,376
1,210,000	Industrial & Commercial Bank of China
	Ltd./New York, 2.35%, 11/13/17	1,213
3,110,000	ING Bank NV 144A, 2.00%, 11/26/18 (b)	3,108
1,320,000	ING Bank NV 144A, 2.30%, 3/22/19 (b)	1,326
1,945,000	ING Groep NV, 2.30%, 3/29/22 (a)	1,962
3,580,000	Inter-American Development Bank,
	1.00%, 5/13/19	3,547
3,200,000	International Lease Finance Corp.,
	3.88%, 4/15/18	3,260
1,000,000	International Lease Finance Corp.,
	6.25%, 5/15/19	1,078
880,000	JPMorgan Chase & Co., 6.30%, 4/23/19	953
1,410,000	KeyBank NA/Cleveland OH, 2.35%, 3/08/19	1,422
2,570,000	Macquarie Bank Ltd. 144A, 1.60%, 10/27/17 (b)	2,570
2,060,000	Metropolitan Life Global Funding I 144A,
	1.95%, 12/03/18 (b)	2,064
1,320,000	Mitsubishi UFJ Financial Group Inc.,
	1.97%, 2/22/22 (a)	1,330
4,350,000	Mizuho Financial Group Inc., 1.99%, 2/28/22 (a)	4,369
4,000,000	Morgan Stanley, 2.31%, 1/27/20 (a)	4,070
4,661,000	Morgan Stanley, 2.34%, 1/20/22 (a)	4,707
1,510,000	Morgan Stanley, 6.63%, 4/01/18	1,577
4,890,000	National Australia Bank Ltd./New York,
	1.38%, 7/12/19	4,826
1,000,000	Navient Corp., 6.50%, 6/15/22	1,035
2,920,000	Nederlandse Waterschapsbank NV 144A,
	0.88%, 7/13/18 (b)	2,902
2,200,000	New York Life Global Funding 144A,
	1.55%, 11/02/18 (b)	2,196
1,130,000	Nordea Bank AB 144A, 1.88%, 9/17/18 (b)	1,130
1,700,000	PNC Bank NA, 1.95%, 3/04/19	1,704
1,500,000	Prudential Financial Inc., 1.82%, 8/15/18 (a)	1,509
1,470,000	Reliance Standard Life Global Funding II 144A, 2.15%, 10/15/18 (b)	1,476
3,990,000	Royal Bank of Canada, 1.63%, 4/15/19	3,973
5,390,000	Royal Bank of Canada, 2.13%, 3/02/20	5,408
2,050,000	Santander Holdings USA Inc. 144A,
	3.70%, 3/28/22 (b)	2,065

Semi-Annual Report    15

Principal or Shares	Security Description	Value (000)

260,000	Santander UK PLC, 2.50%, 3/14/19	$262
1,630,000	SLM Corp., 5.13%, 4/05/22	1,665
3,510,000	Standard Chartered PLC 144A,
	1.50%, 9/08/17 (b)	3,509
1,550,000	Standard Chartered PLC 144A,
	2.10%, 8/19/19 (b)	1,542
775,000	Starwood Property Trust Inc. 144A,
	5.00%, 12/15/21 (b)	810
1,530,000	Sumitomo Mitsui Banking Corp.,
	1.76%, 10/19/18	1,526
3,255,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	2.05%, 3/06/19 (b)	3,255
1,995,000	Sumitomo Mitsui Trust Bank Ltd. 144A,
	2.05%, 10/18/19 (b)	1,986
3,320,000	Svenska Handelsbanken AB, 1.50%, 9/06/19	3,284
840,000	Synchrony Financial, 1.88%, 8/15/17	840
750,000	Synchrony Financial, 2.40%, 2/03/20 (a)	755
1,180,000	Synchrony Financial, 2.60%, 1/15/19	1,189
1,045,000	Synchrony Financial, 3.00%, 8/15/19	1,061
1,670,000	TIAA Asset Management Finance Co. LLC 144A,
	2.95%, 11/01/19 (b)	1,698
5,390,000	UBS Group Funding Switzerland AG 144A,
	2.38%, 5/23/23 (a)(b)	5,424
700,000	WEA Finance LLC / Westfield UK & Europe
	Finance PLC 144A, 2.70%, 9/17/19 (b)	707
3,305,000	Wells Fargo & Co., 1.96%, 2/11/22 (a)	3,326
955,000	Wells Fargo Bank NA, 1.75%, 5/24/19	953
3,850,000	Westpac Banking Corp., 1.60%, 8/19/19	3,816
3,920,000	Westpac Banking Corp., 1.95%, 11/23/18	3,927
5,450,000	Westpac Banking Corp., 2.15%, 3/06/20 (d)	5,474
		250,112
Industrial (19%)
2,850,000	AbbVie Inc., 1.80%, 5/14/18	2,855
3,242,000	Actavis Funding SCS, 2.35%, 3/12/18	3,256
1,640,000	Actavis Funding SCS, 2.37%, 3/12/20 (a)	1,676
810,000	Aetna Inc., 1.70%, 6/07/18	810
1,040,000	Air Canada 2013-1 Class C Pass Through Trust
	144A, 6.63%, 5/15/18 (b)	1,078
780,000	Alibaba Group Holding Ltd., 1.63%, 11/28/17	780
400,000	Alibaba Group Holding Ltd., 2.50%, 11/28/19	402
1,720,000	American Honda Finance Corp., 1.20%, 7/12/19	1,699
2,640,000	Anheuser-Busch InBev Finance Inc.,
	1.90%, 2/01/19	2,647
1,640,000	Aston Martin Capital Holdings Ltd. 144A,
	5.75%, 4/15/22 GBP (b)(e)	2,184
2,900,000	AT&T Inc., 2.30%, 3/11/19	2,915
850,000	Autodesk Inc., 1.95%, 12/15/17	851
790,000	AutoZone Inc., 1.63%, 4/21/19	785
930,000	Baidu Inc., 2.25%, 11/28/17	933
1,680,000	BAT International Finance PLC 144A,
	1.85%, 6/15/18 (b)	1,681
690,000	Baxalta Inc., 2.00%, 6/22/18	691
1,300,000	BMW U.S. Capital LLC 144A,
	1.50%, 4/11/19 (b)	1,294
6,690,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 144A, 2.38%, 1/15/20 (b)	6,699
520,000	Carnival Corp., 1.88%, 12/15/17	521

Principal or Shares	Security Description	Value (000)

3,395,000	Caterpillar Financial Services Corp.,
	1.90%, 3/22/19	$3,396
1,410,000	Caterpillar Financial Services Corp.,
	2.10%, 1/10/20	1,416
990,000	Celgene Corp., 2.13%, 8/15/18	994
1,730,000	CNH Industrial Capital LLC, 3.88%, 7/16/18	1,769
3,070,000	Daimler Finance North America LLC 144A,
	1.50%, 7/05/19 (b)	3,039
2,200,000	Daimler Finance North America LLC 144A,
	1.65%, 3/02/18 (b)	2,199
1,255,000	Danone SA 144A, 1.69%, 10/30/19 (b)	1,240
4,050,000	Dell International LLC / EMC Corp. 144A,
	3.48%, 6/01/19 (b)	4,144
400,000	Dell International LLC / EMC Corp. 144A,
	5.88%, 6/15/21 (b)	425
1,755,000	Delta Air Lines Inc., 2.88%, 3/13/20	1,772
2,690,000	Deutsche Telekom International Finance BV
	144A, 2.23%, 1/17/20 (b)	2,692
2,070,000	DISH DBS Corp., 4.63%, 7/15/17	2,083
740,000	DXC Technology Co. 144A, 2.88%, 3/27/20 (b)	749
930,000	eBay Inc., 2.50%, 3/09/18	937
1,161,000	EI du Pont de Nemours & Co., 2.20%, 5/01/20	1,163
830,000	Fidelity National Information Services Inc.,
	2.00%, 4/15/18	832
1,130,000	Ford Motor Credit Co. LLC, 1.68%, 9/08/17	1,130
3,060,000	Ford Motor Credit Co. LLC, 2.02%, 5/03/19	3,053
2,000,000	Ford Motor Credit Co. LLC, 2.15%, 1/09/18	2,006
1,385,000	Ford Motor Credit Co. LLC, 2.26%, 3/28/19	1,387
2,300,000	Ford Motor Credit Co. LLC, 2.42%, 3/28/22 (a)	2,320
2,635,000	Ford Motor Credit Co. LLC, 2.68%, 1/09/20	2,659
560,000	Fortive Corp. 144A, 1.80%, 6/15/19 (b)	557
1,700,000	GATX Corp., 2.50%, 7/30/19	1,714
4,000,000	General Motors Financial Co. Inc.,
	2.09%, 4/13/20 (a)	4,015
2,170,000	General Motors Financial Co. Inc.,
	2.40%, 5/09/19	2,177
1,815,000	General Motors Financial Co. Inc.,
	2.65%, 4/13/20	1,824
3,800,000	General Motors Financial Co. Inc.,
	2.71%, 1/14/22 (a)	3,877
3,258,000	Glencore Finance Canada Ltd. 144A,
	2.70%, 10/25/17 (b)	3,269
1,860,000	Glencore Funding LLC 144A,
	2.52%, 1/15/19 (a)(b)	1,880
2,390,000	Harley-Davidson Financial Services Inc. 144A,
	2.15%, 2/26/20 (b)	2,384
3,260,000	Hewlett Packard Enterprise Co.,
	2.45%, 10/05/17	3,269
2,950,000	Hewlett Packard Enterprise Co.,
	2.85%, 10/05/18	2,985
880,000	Hutchison Whampoa International 12 II Ltd.
	144A, 2.00%, 11/08/17 (b)	882
1,200,000	Hyundai Capital America 144A,
	2.00%, 3/19/18 (b)	1,202
1,960,000	Hyundai Capital America 144A,
	2.55%, 4/03/20 (b)	1,964

16   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,400,000	Hyundai Capital Services Inc. 144A,
	1.63%, 8/30/19 (b)	$1,375
2,950,000	Hyundai Capital Services Inc. 144A,
	3.00%, 3/06/22 (b)	2,953
626,000	IAC/InterActiveCorp, 4.88%, 11/30/18	635
455,000	IHO Verwaltungs GmbH 144A,
	4.13%, 9/15/21 (b)	462
1,670,000	Imperial Brands Finance PLC 144A,
	2.05%, 7/20/18 (b)	1,673
1,750,000	JB Hunt Transport Services Inc., 2.40%, 3/15/19	1,758
2,380,000	Kraft Heinz Foods Co., 2.00%, 7/02/18	2,387
2,320,000	Lennar Corp., 4.13%, 1/15/22	2,375
950,000	Lennar Corp., 4.50%, 4/30/24	962
2,620,000	Molson Coors Brewing Co. 144A,
	1.90%, 3/15/19 (b)	2,620
2,165,000	Mondelez International Holdings Netherlands
	BV 144A, 1.63%, 10/28/19 (b)	2,135
1,370,000	Moody’s Corp., 2.75%, 12/15/21	1,376
1,630,000	Mylan NV, 2.50%, 6/07/19	1,639
750,000	Newell Brands Inc., 2.15%, 10/15/18	754
385,000	Newell Brands Inc., 2.60%, 3/29/19	390
1,240,000	Nissan Motor Acceptance Corp. 144A,
	1.95%, 9/12/17 (b)	1,242
300,000	Novelis Corp. 144A, 5.88%, 9/30/26 (b)	309
610,000	Novelis Corp. 144A, 6.25%, 8/15/24 (b)	644
1,385,000	NVIDIA Corp., 2.20%, 9/16/21	1,369
540,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 2.50%, 6/15/19 (b)	543
2,900,000	Penske Truck Leasing Co. LP / PTL Finance
	Corp. 144A, 3.20%, 7/15/20 (b)	2,970
5,250,000	Philip Morris International Inc., 1.63%, 2/21/19	5,234
2,765,000	Philip Morris International Inc., 2.00%, 2/21/20	2,772
1,860,000	Reynolds American Inc., 2.30%, 6/12/18	1,871
1,885,000	Seagate HDD Cayman, 3.75%, 11/15/18	1,936
1,590,000	Seagate HDD Cayman 144A, 4.25%, 3/01/22 (b)	1,588
8,487,000	Shire Acquisitions Investments Ireland DAC,
	1.90%, 9/23/19	8,444
2,800,000	Siemens Financieringsmaatschappij NV 144A,
	1.45%, 5/25/18 (b)	2,796
1,050,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21 (b)	1,030
1,085,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (b)	1,089
1,660,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	1,679
1,620,000	Stanley Black & Decker Inc., 2.45%, 11/17/18	1,637
970,000	Stryker Corp., 2.00%, 3/08/19	974
650,000	Symantec Corp. 144A, 5.00%, 4/15/25 (b)	674
2,300,000	Tech Data Corp., 3.70%, 2/15/22	2,342
1,695,000	Tenet Healthcare Corp., 6.25%, 11/01/18	1,785
2,190,000	Teva Pharmaceutical Finance Netherlands III BV, 1.40%, 7/20/18	2,179
1,940,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	1,921
930,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	905
610,000	Thermo Fisher Scientific Inc., 2.15%, 12/14/18	613

Principal or Shares	Security Description	Value (000)

910,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (b)	$909
690,000	United Continental Holdings Inc.,
	6.38%, 6/01/18	721
1,270,000	Verizon Communications Inc., 1.38%, 8/15/19	1,254
6,765,000	Verizon Communications Inc.,
	2.14%, 3/16/22 (a)	6,844
2,492,000	Verizon Communications Inc., 2.63%, 2/21/20	2,532
1,400,000	Volkswagen Group of America Finance LLC
	144A, 1.60%, 11/20/17 (b)	1,399
1,500,000	Want Want China Finance Ltd. 144A,
	1.88%, 5/14/18 (b)	1,493
1,180,000	Western Digital Corp., 10.50%, 4/01/24	1,392
1,810,000	Zimmer Biomet Holdings Inc., 2.00%, 4/01/18	1,815
560,000	Zimmer Biomet Holdings Inc., 2.70%, 4/01/20	567
		198,127
Utility (4%)
722,000	AES Corp./VA, 4.05%, 6/01/19 (a)	724
800,000	AmeriGas Partners LP / AmeriGas Finance Corp.,
	5.50%, 5/20/25	812
1,000,000	BP Capital Markets PLC, 1.68%, 5/03/19	999
1,440,000	Canadian Natural Resources Ltd.,
	1.75%, 1/15/18	1,440
2,075,000	Chevron Corp., 1.69%, 2/28/19	2,078
1,400,000	CNPC General Capital Ltd. 144A,
	1.94%, 5/14/17 (a)(b)	1,400
3,785,000	Dominion Resources Inc./VA 144A,
	1.50%, 9/30/18 (b)	3,752
1,185,000	Dominion Resources Inc./VA, 2.96%, 7/01/19	1,202
1,530,000	DTE Energy Co., 1.50%, 10/01/19	1,508
385,000	Exelon Generation Co. LLC, 2.95%, 1/15/20	391
795,000	Great Plains Energy Inc., 2.50%, 3/09/20	805
620,000	Kinder Morgan Inc./DE, 2.00%, 12/01/17	621
640,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	653
1,520,000	National Oilwell Varco Inc., 1.35%, 12/01/17	1,517
600,000	NextEra Energy Capital Holdings Inc.,
	1.65%, 9/01/18	598
1,500,000	Noble Holding International Ltd.,
	7.75%, 1/15/24 (d)	1,376
1,145,000	ONEOK Inc., 4.25%, 2/01/22	1,191
2,035,000	Phillips 66 144A, 1.89%, 4/15/20 (a)(b)	2,038
2,580,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	2,808
450,000	Shell International Finance BV, 1.38%, 5/10/19	447
1,650,000	Shell International Finance BV, 1.63%, 11/10/18	1,655
4,940,000	Sinopec Group Overseas Development 2017 Ltd.
	144A, 2.38%, 4/12/20 (b)	4,929
3,071,429	Southern California Edison Co., 1.85%, 2/01/22	3,034
570,000	Southern Power Co., 1.85%, 12/01/17	571
2,745,000	Tesoro Corp. 144A, 4.75%, 12/15/23 (b)	2,889
487,000	TransAlta Corp., 1.90%, 6/03/17	487
		39,925
Total Corporate Bond (Cost - $485,817)		488,164
FDIC Guaranteed (0%)
4,009,705	FDIC Structured Sale Guaranteed Notes 144A,
	1.70%, 12/04/20 (a)(b)	4,016

Semi-Annual Report    17

Principal or Shares	Security Description	Value (000)

649,926	FDIC Structured Sale Guaranteed Notes 144A,
	3.25%, 4/25/38 (b)	$655
762,910	FDIC Trust 144A, 2.18%, 5/25/50 (b)	765
Total FDIC Guaranteed (Cost - $5,420)		5,436

Foreign Government (1%)
2,120,000	EL Fondo MIVIVIENDA SA 144A,
	3.50%, 1/31/23 (b)(d)	2,147
6,780,000	Kommuninvest I Sverige AB 144A,
	1.50%, 4/23/19 (b)	6,761
1,730,000	Perusahaan Penerbit SBSN Indonesia III 144A,
	3.40%, 3/29/22 (b)	1,745
4,825,000	Provincia de Buenos Aires/Argentina 144A,
	6.50%, 2/15/23 (b)	4,990
Total Foreign Government (Cost - $15,429)		15,643

Mortgage Backed (7%)
5,281,233	BLCP Hotel Trust 2014-CLRN 144A,
	1.94%, 8/15/29 (a)(b)	5,289
2,200,000	CIFC Funding 2015-II Ltd. 144A,
	4.16%, 4/15/27 (a)(b)	2,204
2,019,774	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 4/25/43 (a)(b)	1,921
1,084,255	Fannie Mae Connecticut Avenue Securities,
	1.94%, 5/25/24 (a)	1,090
260,687	Fannie Mae Connecticut Avenue Securities,
	1.94%, 5/25/24 (a)	261
6,382,060	Fannie Mae Connecticut Avenue Securities,
	2.14%, 9/25/29 (a)	6,412
478,027	Fannie Mae Connecticut Avenue Securities,
	2.19%, 7/25/24 (a)	479
1,268,868	Fannie Mae Connecticut Avenue Securities,
	2.59%, 1/25/24 (a)	1,283
4,823,478	Fannie Mae Connecticut Avenue Securities,
	2.94%, 8/25/28 (a)	4,886
584,246	Fannie Mae Connecticut Avenue Securities,
	2.99%, 10/25/23 (a)	591
1,762,034	Fannie Mae Connecticut Avenue Securities,
	3.14%, 9/25/28 (a)	1,788
1,099,346	FN 708229 ARM, 2.64%, 4/01/33 (a)	1,162
284,400	FN 743821 ARM, 2.92%, 11/01/33 (a)	299
340,484	FN 755867 ARM, 3.19%, 12/01/33 (a)	359
279,344	FN 790762 ARM, 2.67%, 9/01/34 (a)	298
374,850	FN 790764 ARM, 2.67%, 9/01/34 (a)	397
365,966	FN 794792 ARM, 2.74%, 10/01/34 (a)	389
563,674	FN 794797 ARM, 2.60%, 10/01/34 (a)	595
483,176	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 2.09%, 5/25/25 (a)	484
5,910,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 2.19%, 10/25/29 (a)	5,950
950,268	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 2.24%, 10/25/28 (a)	953
627,398	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 2.44%, 11/25/23 (a)	629
4,650,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 3.89%, 7/25/28 (a)	4,851

Principal or Shares	Security Description	Value (000)

1,308,393	Freddie Mac Structured Agency Credit Risk Debt Notes, 8.94%, 5/25/25 (a)	$1,469
1,032,722	Freddie Mac Structured Agency Credit Risk Debt Notes, 11.74%, 3/25/25 (a)	1,326
1,125,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 12.24%, 10/25/29 (a)	1,143
3,315,160	Gosforth Funding 2016-1 PLC 144A, 0.96%, 2/15/58 GBP (a)(b)(e)	4,314
391,220	HomeBanc Mortgage Trust 2004-1, 1.85%, 8/25/29 (a)	365
740,125	JP Morgan Mortgage Trust 144A, 2.50%, 3/25/43 (a)(b)	738
3,576,315	JP Morgan Mortgage Trust 2017-1 144A,
	3.50%, 1/25/47 (a)(b)	3,682
757,350	MLCC Mortgage Investors Inc.,
	2.97%, 2/25/36 (a)	752
466,850	MLCC Mortgage Investors Inc.,
	3.05%, 12/25/34 (a)	467
114,440	Morgan Stanley Mortgage Loan Trust 2004-5AR, 2.98%, 7/25/34 (a)	114
7,675,167	New Residential Mortgage Loan Trust 2017-1
	144A, 4.00%, 2/25/57 (a)(b)	7,990
2,194,638	Residential Asset Securitization Trust,
	6.00%, 8/25/36	1,810
998,394	Sequoia Mortgage Trust, 1.45%, 2/25/43 (a)	978
1,183,052	Sequoia Mortgage Trust, 1.55%, 4/25/43 (a)	1,157
282,834	Sequoia Mortgage Trust, 1.79%, 10/20/27 (a)	277
289,719	Sequoia Mortgage Trust, 2.87%, 1/25/42 (a)	293
512,633	Springleaf Mortgage Loan Trust 144A,
	1.78%, 12/25/65 (a)(b)	514
974,323	Structured Adjustable Rate Mortgage Loan Trust, 3.32%, 8/25/34 (a)	953
Total Mortgage Backed (Cost - $70,647)		70,912

U.S. Government Agency (3%)
9,240,000	FHLB, 1.25%, 1/16/19	9,231
5,366,000	FHLMC, 0.88%, 7/19/19	5,306
8,560,000	FNMA, 1.00%, 2/26/19	8,508
5,400,000	FNMA, 1.50%, 2/28/20	5,396
Total U.S. Government Agency (Cost - $28,529)		28,441

U.S. Treasury (30%)
10,000,000	U.S. Treasury Bill, 0.00%, 5/04/17 (f)	9,999
5,604,000	U.S. Treasury Note, 0.88%, 6/15/19	5,555
1,860,000	U.S. Treasury Note, 1.00%, 8/15/18	1,856
4,226,000	U.S. Treasury Note, 1.00%, 3/15/19	4,206
122,345,000	U.S. Treasury Note, 1.13%, 1/31/19	122,116
137,256,000	U.S. Treasury Note, 1.25%, 12/31/18	137,318
25,600,000	U.S. Treasury Note, 1.38%, 2/15/20 (g)(h)(i)	25,571
3,600,000	U.S. Treasury Note, 1.63%, 3/15/20	3,619
Total U.S. Treasury (Cost - $310,291)		310,240

Purchased Put Options (0%)
1,274	Eurodollar 1-Year Mid-Curve Option, 98,
	12/18/17	8
1,274	Eurodollar 1-Year Mid-Curve Option, 98.38,
	9/18/17	16
2,192	Eurodollar 1-Year Mid-Curve Option, 98.5,
	6/19/17	14
Total Purchased Put Options (Cost - $256)		38

18   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Investment Company (3%)
26,941,356	Payden Cash Reserves Money Market Fund *
	(Cost - $26,941)	$26,941
Total Investments (Cost - $1,046,861) (102%)		1,049,836
Liabilities in excess of Other Assets (-2%)		(23,109)
Net Assets (100%)		$1,026,727

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	All or a portion of these securities are on loan. At April 30, 2017, the total market value of the Fund’s securities on loan is $4,160 and the total market value of the collateral held by the Fund is $4,283. Amounts in 000s.
(e)	Principal in foreign currency.
(f)	Yield to maturity at time of purchase.
(g)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(h)	All or a portion of the security is pledged to cover futures contract margin requirements.
(i)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)

Assets:
7/18/2017	Japanese Yen (Sell 562,600)	State Street Bank & Trust Co.	$82

Liabilities:
5/8/2017	British Pound (Sell 4,977)	HSBC Bank USA, N.A.	$(236)
7/18/2017	Euro (Sell 4,837)	Bank of America N.A.	(143)

			$(379)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
750	90-Day Eurodollar Future	Jun-18	$184,378	$124
750	90-Day Eurodollar Future	Sep-18	(184,200)	(149)
267	Euro-Bobl Future	Jun-17	(38,350)	212
89	U.S. 10 Year Ultra Future	Jun-17	(12,055)	(164)
238	U.S. Treasury 2 Year Note Future	Jun-17	51,553	71
223	U.S. Treasury 5 Year Note Future	Jun-17	(26,405)	(212)

				$(118)

Open Centrally Cleared Credit Default Swap Contracts

Reference Obligations	Fund Pays	Clearinghouse	Expiration Date	Notional Principal (000s)	Unrealized Appreciation (Depreciation) (000s)
Markit CDX, North America High Yield Series 27 Index	5.00%	Chicago Mercantile	Dec-21	USD 3,920	$5
Markit CDX, North America High Yield Series 28 Index	5.00%	Chicago Mercantile	Jun-22	USD 10,453	(89)
Markit CDX, North America Investment Grade Series 28 Index	1.00%	Barclays	Jun-22	USD 10,543	(7)

					$(91)

Open Centrally Cleared Interest Rate Swap Contracts

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Principal (000s)	Unrealized Depreciation (000s)
Chicago Mercantile	3M US LIBOR	(2.01)%	Apr-22	33,850	$(116)

Semi-Annual Report    19

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$4,160
of Assets and Liabilities[1]
Non-cash Collateral[2]	(4,160)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

20   Payden Mutual Funds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in U.S.
government obligations with an average portfolio maturity not to exceed five years.

Portfolio Composition - percent of investments

Mortgage Backed	60%
U.S. Treasury	23%
U.S. Government Guaranteed	6%
Asset Backed	1%
Cash equivalent	10%

Schedule of Investments - April 30, 2017 (Unaudited)

Principal or Shares	Security Description	Value (000)

Asset Backed (1%)
1,679,018	United States Small Business Administration,
	2.88%, 9/10/21
	(Cost - $1,701)	$1,728

FDIC Guaranteed (3%)
258,071	FDIC Structured Sale Guaranteed Notes 144A,
	1.68%, 12/29/45 (a)(b)	259
1,960,300	FDIC Structured Sale Guaranteed Notes 144A,
	1.70%, 12/04/20 (a)(b)	1,963
920,728	FDIC Structured Sale Guaranteed Notes 144A,
	3.25%, 4/25/38 (b)	928
809,348	FDIC Trust 144A, 2.18%, 5/25/50 (b)	811
Total FDIC Guaranteed (Cost - $3,957)		3,961

Mortgage Backed (64%)
534,730	FH 1Q1363 ARM, 3.32%, 2/01/36 (a)	563
644,633	FH 2B0709 ARM, 2.14%, 8/01/42 (a)	673
707,467	FH 2B0972 ARM, 2.02%, 11/01/42 (a)	725
2,256,138	FH 2B1143 ARM, 2.21%, 2/01/43 (a)	2,303
872,396	FH 2B1317 ARM, 1.97%, 4/01/43 (a)	906
1,445,946	FH 2B1333 ARM, 1.79%, 4/01/43 (a)	1,495
2,376,555	FH 2B4763 ARM, 2.52%, 10/01/45 (a)	2,433
318,191	FH 849012 ARM, 1.98%, 3/01/43 (a)	331
536,495	FH 849486 ARM, 3.35%, 8/01/41 (a)	562
2,037,881	FH 849506 ARM, 2.93%, 11/01/44 (a)	2,101
1,377,861	FH 849707 ARM, 2.43%, 2/01/43 (a)	1,416
9,000,000	FN, 3.00%, 15YR TBA (c)	9,259
266,500	FN 555936 ARM, 2.90%, 9/01/33 (a)	281
441,934	FN 795816 ARM, 2.85%, 7/01/34 (a)	460
69,496	FN 838958 ARM, 2.76%, 8/01/35 (a)	73
80,720	FN 849088 ARM, 2.62%, 11/01/35 (a)	84
85,420	FN 866093 ARM, 3.47%, 3/01/36 (a)	92
801,143	FN 890434 15YR, 3.00%, 7/01/27	827
675,267	FN 995203 30YR, 5.00%, 7/01/35	742
375,077	FN AC0045 ARM, 2.76%, 10/01/38 (a)	391
1,020,731	FN AE0193 ARM, 3.25%, 7/01/40 (a)	1,075
968,018	FN AE0289 ARM, 3.45%, 5/01/40 (a)	1,025
516,741	FN AI4019 ARM, 3.41%, 7/01/41 (a)	542
1,557,918	FN AJ4092 15YR, 3.50%, 10/01/26	1,632
246,391	FN AL0502 ARM, 3.17%, 6/01/41 (a)	255
1,387,611	FN AL1869 15YR, 3.00%, 6/01/27	1,433
1,960,298	FN AL2095 15YR, 3.00%, 6/01/27	2,024
1,354,094	FN AL2221 15YR, 3.00%, 7/01/27	1,398
2,404,310	FN AL3234 ARM, 2.77%, 12/01/37 (a)	2,539
851,008	FN AL5596 ARM, 2.50%, 2/01/44 (a)	875
1,144,301	FN AL5790 ARM, 2.50%, 10/01/44 (a)	1,177
1,273,469	FN AL5967 ARM, 2.52%, 11/01/44 (a)	1,311
1,626,690	FN AL7648 ARM, 2.62%, 10/01/45 (a)	1,663
1,437,836	FN AL7790 ARM, 3.29%, 9/01/40 (a)	1,518
2,512,069	FN AL8490 ARM, 2.58%, 5/01/46 (a)	2,566

Principal or Shares	Security Description	Value (000)

974,016	FN AO7975 15YR, 3.00%, 6/01/27	$1,006
618,728	FN AP4080 ARM, 2.26%, 9/01/42 (a)	648
1,115,049	FN AP4746 15YR, 3.00%, 8/01/27	1,151
2,650,787	FN AS4186 15YR, 2.50%, 1/01/30	2,677
2,679,655	FN AS6443 15YR, 3.00%, 12/01/30	2,761
3,224,101	FN AS6527 30YR, 4.00%, 1/01/46	3,400
2,371,234	FN AS6528 30YR, 4.00%, 1/01/46	2,500
1,779,067	FN AS7088 15YR, 2.50%, 5/01/31	1,791
1,417,273	FN AS8013 15YR, 2.50%, 9/01/31	1,429
608,529	FN AU6974 ARM, 2.75%, 11/01/43 (a)	630
1,278,074	FN AU8673 ARM, 2.72%, 2/01/44 (a)	1,319
1,073,599	FN AY4068 ARM, 2.22%, 4/01/44 (a)	1,099
2,016,491	FN AZ2886 ARM, 2.66%, 9/01/45 (a)	2,065
1,595,490	FN AZ4380 ARM, 2.49%, 8/01/45 (a)	1,632
2,073,307	FN BD2473 ARM, 2.57%, 1/01/47 (a)	2,115
3,478,578	FN BD5059 ARM, 2.81%, 2/01/47 (a)	3,563
285,859	FNR 2002-10-FA, 1.74%, 2/25/32 (a)	292
2,147,175	Freddie Mac Multifamily Structured Pass
	Through Certificates, 1.47%, 9/25/23 (a)	2,155
360,366	G2 3515 30YR, 5.50%, 2/20/34	404
1,611,377	G2 5301 15YR, 3.50%, 2/20/27	1,696
1,046,586	G2 778200 20YR, 4.00%, 2/20/32	1,118
611,831	G2 778203 20YR, 4.75%, 2/20/32	668
491,736	G2 82457 ARM, 2.38%, 1/20/40 (a)	509
1,531,263	G2 AQ1884 30YR, 4.00%, 11/20/45	1,632
1,188,949	GN 728153, 5.50%, 10/15/29	1,336
660,936	GN 737791 30YR, 4.50%, 12/15/40	722
12,574,333	GNR 2014-79 ST, 0.98%, 7/20/29 (a)	366
Total Mortgage Backed (Cost - $87,851)		87,434

NCUA Guaranteed (3%)
769,870	NCUA Guaranteed Notes Trust 2010-A1,
	1.21%, 12/07/20 (a)	771
633,147	NCUA Guaranteed Notes Trust 2010-R1,
	1.43%, 10/07/20 (a)	634
1,574,709	NCUA Guaranteed Notes Trust 2010-R3,
	2.40%, 12/08/20	1,581
881,696	NCUA Guaranteed Notes Trust 2011-R2,
	1.39%, 2/06/20 (a)	882
322,628	NCUA Guaranteed Notes Trust 2011-R4,
	1.37%, 3/06/20 (a)	323
Total NCUA Guaranteed (Cost - $4,192)		4,191

U.S. Treasury (24%)
9,000,000	U.S. Treasury Note, 0.75%, 2/28/18	8,974
5,000,000	U.S. Treasury Note, 1.00%, 3/15/19	4,977
2,000,000	U.S. Treasury Note, 1.38%, 7/31/18	2,005
2,000,000	U.S. Treasury Note, 1.38%, 2/28/19	2,004
2,500,000	U.S. Treasury Note, 1.50%, 1/31/22	2,466

Semi-Annual Report    21

Principal or Shares	Security Description	Value (000)

2,000,000	U.S. Treasury Note, 1.63%, 6/30/19	$2,014
5,260,000	U.S. Treasury Note, 1.63%, 6/30/20	5,280
5,000,000	U.S. Treasury Note, 1.75%, 10/31/20	5,028
Total U.S. Treasury (Cost - $32,994)		32,748

Purchased Put Options (0%)
367	Eurodollar 1-Year Mid-Curve Option, 98.5,
	6/19/17
	(Cost - $15)	2
Investment Company (11%)
15,218,125	Payden Cash Reserves Money Market Fund *
	(Cost - $15,218)	15,218

Total Investments (Cost - $145,928) (106%)		145,282
Liabilities in excess of Other Assets (-6%)		(8,657)
Net Assets (100%)		$136,625

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Security was purchased on a delayed delivery basis.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
131	90-Day Eurodollar Future	Jun-18	$32,205	$31
131	90-Day Eurodollar Future	Sep-18	(32,174)	(35)
27	U.S. 10 Year Ultra Future	Jun-17	(3,657)	(82)
50	U.S. Treasury 2 Year Note Future	Jun-17	(10,830)	(9)
62	U.S. Treasury 5 Year Note Future	Jun-17	7,341	87

				$(8)

See notes to financial statements.

22   Payden Mutual Funds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in Government National Mortgage Association mortgage-backed securities and other U.S. government obligations with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments

Mortgage Backed	98%
U.S. Government Guaranteed	1%
Investment Company	1%

Schedule of Investments - April 30, 2017 (Unaudited)

Principal or Shares	Security Description	Value (000)
FDIC Guaranteed (1%)
696,792	FDIC Structured Sale Guaranteed Notes 144A, 1.68%, 12/29/45 (a)(b)	$698
3,308,007	FDIC Structured Sale Guaranteed Notes 144A, 1.70%, 12/04/20 (a)(b)	3,313
Total FDIC Guaranteed (Cost - $4,008)		4,011
Mortgage Backed (147%)
944,536	FH 1J1279 ARM, 3.21%, 4/01/36 (a)	988
1,309,487	FH 1Q0062 ARM, 2.90%, 11/01/35 (a)	1,362
752,046	FH 2B1143 ARM, 2.21%, 2/01/43 (a)	768
1,072,830	FH 847228 ARM, 3.51%, 1/01/34 (a)	1,136
796,065	FHLMC Multifamily Structured Pass Through Certificates, 1.10%, 6/25/21 (a)	796
60,557	FHLMC Multifamily Structured Pass Through Certificates, 1.17%, 7/25/20 (a)	61
2,843,011	FHLMC Multifamily Structured Pass Through Certificates, 1.36%, 5/25/22 (a)	2,847
665,098	FHLMC Multifamily Structured Pass Through Certificates, 1.47%, 9/25/23 (a)	668
5,203,300	FHLMC Multifamily Structured Pass Through Certificates, 1.68%, 11/25/22 (a)	5,236
862,344	FN 832100 ARM, 2.94%, 7/01/35 (a)	917
1,253,328	FN AE0289 ARM, 3.45%, 5/01/40 (a)	1,327
1,051,850	FN AK0419 ARM, 2.89%, 12/01/27 (a)	1,106
2,516,321	FN AL0891 ARM, 3.46%, 9/01/41 (a)	2,644
2,365,666	FN AL2493 ARM, 2.39%, 10/01/42 (a)	2,432
727	FNR 1998-12 A, 4.60%, 2/25/18 (a)	1
667,531	FNR 2007-110 FA, 1.61%, 12/25/37 (a)	670
41,800,000	G2, 3.00%, 30YR TBA (c)	42,365
62,280,000	G2, 3.50%, 30YR TBA (c)	64,732
21,200,000	G2, 4.00%, 30YR TBA (c)	22,419
78,066	G2 3133 30YR, 6.50%, 9/20/31	92
891,264	G2 3415 30YR, 5.50%, 7/20/33	1,000
595,151	G2 3515 30YR, 5.50%, 2/20/34	667
838,210	G2 3584 30YR, 6.00%, 7/20/34	969
734,831	G2 3599 30YR, 6.50%, 8/20/34	862
640,600	G2 3711 30YR, 5.50%, 5/20/35	718
849,291	G2 3747 30YR, 5.00%, 8/20/35	949
519,178	G2 3772 30YR, 5.00%, 10/20/35	580
957,038	G2 3785 30YR, 5.00%, 11/20/35	1,058
1,584,504	G2 3819 30YR, 5.50%, 2/20/36	1,762
218,330	G2 3891 30YR, 6.50%, 8/20/36	249
1,165,569	G2 4802 30YR, 5.00%, 9/20/40	1,283
679,988	G2 4978 30YR, 4.50%, 3/20/41	734
898,935	G2 5055 30YR, 4.50%, 5/20/41	970
1,896,089	G2 5083 30YR, 5.00%, 6/20/41	2,086
2,275,149	G2 5115 30YR, 4.50%, 7/20/41	2,454
744,495	G2 5140 30YR, 4.50%, 8/20/41	803
4,968,477	G2 5175 30YR, 4.50%, 9/20/41	5,363

Principal or Shares	Security Description	Value (000)

7,232,595	G2 5258 30YR, 3.50%, 12/20/41	$7,545
812,696	G2 713314 30YR, 6.00%, 3/20/39	892
119,862	G2 728869 30YR, 4.13%, 4/20/40	127
420,687	G2 728870 30YR, 4.63%, 4/20/40	450
106,662	G2 736498 30YR, 4.13%, 4/20/40	113
86,361	G2 736499 30YR, 4.63%, 4/20/40	92
183,156	G2 742041 30YR, 4.63%, 6/20/40	196
2,863,270	G2 757211 30YR, 4.50%, 12/20/40	3,113
811,706	G2 770239 30YR, 4.00%, 2/20/42	865
343,821	G2 80013 ARM, 2.25%, 11/20/26 (a)	355
744,702	G2 80029 ARM, 2.38%, 1/20/27 (a)	768
749,881	G2 80044 ARM, 2.38%, 2/20/27 (a)	773
965,662	G2 80052 ARM, 2.38%, 3/20/27 (a)	996
770,842	G2 80059 ARM, 2.13%, 4/20/27 (a)	796
100,989	G2 8006 ARM, 2.13%, 7/20/22 (a)	103
1,827,845	G2 80074 ARM, 2.13%, 5/20/27 (a)	1,886
3,604,479	G2 80152 ARM, 2.38%, 1/20/28 (a)	3,723
816,953	G2 80154 ARM, 2.38%, 1/20/28 (a)	843
1,501,495	G2 80169 ARM, 2.38%, 2/20/28 (a)	1,551
2,121,833	G2 80184 ARM, 2.13%, 4/20/28 (a)	2,194
98,192	G2 80311 ARM, 2.13%, 8/20/29 (a)	102
1,947,593	G2 80319 ARM, 2.13%, 9/20/29 (a)	2,016
424,271	G2 8041 ARM, 2.13%, 8/20/22 (a)	433
120,573	G2 80424 ARM, 2.13%, 7/20/30 (a)	125
276,216	G2 80428 ARM, 2.13%, 7/20/30 (a)	286
579,489	G2 80541 ARM, 2.13%, 9/20/31 (a)	600
470,665	G2 80569 ARM, 2.38%, 1/20/32 (a)	487
318,634	G2 80570 ARM, 2.38%, 1/20/32 (a)	324
112,289	G2 80579 ARM, 2.38%, 2/20/32 (a)	117
1,345,726	G2 80637 ARM, 2.13%, 9/20/32 (a)	1,395
4,488,577	G2 80749 ARM, 2.25%, 10/20/33 (a)	4,665
3,181,195	G2 80795 ARM, 2.25%, 12/20/33 (a)	3,305
1,394,024	G2 80826 ARM, 2.38%, 2/20/34 (a)	1,448
1,943,462	G2 80835 ARM, 2.38%, 2/20/34 (a)	2,019
327,535	G2 80837 ARM, 2.38%, 2/20/34 (a)	340
354,692	G2 81018 ARM, 2.13%, 8/20/34 (a)	369
9,478	G2 81044 ARM, 2.13%, 8/20/34 (a)	10
65,604	G2 8121 ARM, 2.38%, 1/20/23 (a)	67
1,335,758	G2 81214 ARM, 2.38%, 1/20/35 (a)	1,388
467,323	G2 81220 ARM, 2.38%, 1/20/35 (a)	486
448,165	G2 81278 ARM, 2.38%, 3/20/35 (a)	466
1,821,574	G2 81282 ARM, 2.38%, 3/20/35 (a)	1,893
302,240	G2 81938 ARM, 2.13%, 7/20/37 (a)	309
3,242,148	G2 82074 ARM, 2.13%, 5/20/38 (a)	3,363
1,782,249	G2 82107 ARM, 2.13%, 7/20/38 (a)	1,851
220,552	G2 82151 ARM, 2.13%, 9/20/38 (a)	226
91,195	G2 8228 ARM, 2.13%, 7/20/23 (a)	93
3,105,702	G2 82457 ARM, 2.38%, 1/20/40 (a)	3,215
1,777,301	G2 82463 ARM, 2.38%, 1/20/40 (a)	1,840
1,636,000	G2 82737 ARM, 2.38%, 2/20/41 (a)	1,692

Semi-Annual Report    23

Principal or Shares	Security Description	Value (000)

633,580	G2 83031 ARM, 2.38%, 1/20/42 (a)	$651
860,533	G2 83048 ARM, 2.38%, 2/20/42 (a)	890
220,453	G2 8358 ARM, 2.38%, 1/20/24 (a)	226
173,017	G2 8359 ARM, 2.38%, 1/20/24 (a)	177
157,821	G2 8371 ARM, 2.38%, 2/20/24 (a)	162
87,065	G2 8373 ARM, 2.38%, 2/20/24 (a)	89
814,037	G2 8547 ARM, 2.25%, 11/20/24 (a)	837
71,485	G2 8580 ARM, 2.38%, 1/20/25 (a)	73
113,086	G2 8595 ARM, 2.38%, 2/20/25 (a)	116
42,634	G2 8855 ARM, 2.25%, 10/20/21 (a)	43
369,179	G2 8968 ARM, 2.13%, 9/20/26 (a)	381
1,157,636	G2 8991 ARM, 2.25%, 10/20/26 (a)	1,194
5,111,538	G2 MA0698 30YR, 3.00%, 1/20/43	5,202
4,239,519	G2 MA1012 30YR, 3.50%, 5/20/43	4,427
5,446,691	G2 MA1089 30YR, 3.00%, 6/20/43	5,543
4,153,054	G2 MA1520 30YR, 3.00%, 12/20/43	4,227
4,428,152	G2 MA2372 30YR, 4.00%, 11/20/44	4,691
5,445,355	G2 MA3597 30YR, 3.50%, 4/20/46	5,669
3,137,556	G2 MA3663 30YR, 3.50%, 5/20/46	3,266
4,683,086	G2 MA3802 30YR, 3.00%, 7/20/46	4,753
5,033,974	G2 MA4127 30YR, 3.50%, 12/20/46	5,241
853,904	GN 366983 30YR, 4.00%, 6/15/41	906
5,738,136	GN 367090 30YR, 4.50%, 7/15/41	6,289
6,227,807	GN 367092 30YR, 4.50%, 7/15/41	6,762
2,143,236	GN 455989 15YR, 5.00%, 7/15/26	2,369
61,666	GN 524825 30YR, 5.47%, 10/15/29	69
79,875	GN 524869 30YR, 5.47%, 1/15/30	89
144,921	GN 524925 30YR, 5.47%, 2/15/30	161
80,715	GN 524968 30YR, 5.47%, 3/15/30	90
108,936	GN 524996 30YR, 5.47%, 5/15/30	121
132,163	GN 525015 30YR, 5.47%, 6/15/30	147
98,499	GN 525033 30YR, 5.47%, 7/15/30	110
42,450	GN 546392 30YR, 5.47%, 2/15/31	47
302,976	GN 558954 20YR, 5.25%, 5/15/29	338
974,179	GN 558956 30YR, 4.50%, 6/15/29	1,052
60,731	GN 596009 30YR, 5.75%, 7/15/32	68
78,307	GN 596023 30YR, 5.75%, 7/15/32	88
157,981	GN 596054 30YR, 5.75%, 8/15/32	179
137,819	GN 596071 30YR, 5.75%, 8/15/32	155
97,488	GN 596072 30YR, 5.75%, 7/15/32	110
186,490	GN 596090 30YR, 5.75%, 8/15/32	211
231,804	GN 596135 30YR, 5.75%, 8/15/32	261
125,927	GN 596166 30YR, 5.75%, 8/15/32	142
160,650	GN 596178 30YR, 5.75%, 9/15/32	182
48,855	GN 596197 30YR, 5.75%, 8/15/32	55
106,180	GN 596225 30YR, 5.75%, 9/15/32	119
27,773	GN 596231 30YR, 5.75%, 9/15/32	31
89,911	GN 596237 30YR, 5.75%, 9/15/32	101
38,869	GN 596312 30YR, 5.75%, 9/15/32	44
59,722	GN 596313 30YR, 5.75%, 9/15/32	67
87,792	GN 596396 30YR, 5.75%, 9/15/32	99
144,911	GN 601699 30YR, 5.70%, 12/15/32	163
350,465	GN 601738 30YR, 5.25%, 1/15/33	389
177,515	GN 601772 30YR, 5.25%, 1/15/33	196
162,499	GN 601774 30YR, 5.25%, 1/15/33	180
114,905	GN 601775 30YR, 5.70%, 1/15/33	129
174,361	GN 601786 30YR, 5.25%, 2/15/33	193
214,711	GN 601791 30YR, 5.25%, 2/15/33	238
112,822	GN 601810 30YR, 5.25%, 2/15/33	125
114,111	GN 601845 30YR, 5.25%, 2/15/33	126

Principal or Shares	Security Description	Value (000)

118,077	GN 601858 30YR, 5.70%, 2/15/33	$133
779,927	GN 601872 30YR, 5.25%, 3/15/33	874
258,288	GN 601937 30YR, 5.25%, 3/15/33	286
98,267	GN 602002 30YR, 5.25%, 3/15/33	109
88,928	GN 602043 30YR, 5.25%, 4/15/33	98
415,828	GN 605099 30YR, 5.50%, 3/15/34	468
142,725	GN 613272 30YR, 5.25%, 5/15/33	158
87,486	GN 613354 30YR, 5.45%, 7/15/33	97
103,137	GN 613355 30YR, 5.70%, 4/15/33	116
1,013,547	GN 616826 30YR, 5.50%, 1/15/35	1,145
1,324,923	GN 673234 30YR, 6.00%, 11/15/38	1,503
396,946	GN 677318 30YR, 6.00%, 9/15/38	455
1,983,477	GN 704439 30YR, 4.50%, 3/15/39	2,163
2,389,109	GN 710868 30YR, 5.50%, 9/15/39	2,700
718,575	GN 728153 20YR, 5.50%, 10/15/29	807
410,653	GN 728159 20YR, 5.25%, 11/15/29	457
6,310,642	GN 734089 30YR, 4.00%, 12/15/40	6,724
774,311	GN 743362 30YR, 4.75%, 6/15/40	854
40,480	GN 743363 30YR, 4.25%, 5/15/40	43
112,049	GN 743502 30YR, 4.25%, 6/15/40	119
400,155	GN 743503 30YR, 4.75%, 6/15/40	438
126,614	GN 747368 30YR, 4.75%, 7/15/40	137
184,843	GN 747491 30YR, 4.75%, 7/15/40	200
63,207	GN 747740 30YR, 4.25%, 9/15/40	67
204,825	GN 747741 30YR, 4.75%, 9/15/40	222
301,394	GN 761040 30YR, 4.25%, 3/15/41	321
329,808	GN 762726 30YR, 4.25%, 3/15/41	351
525,709	GN 763012 30YR, 4.25%, 4/15/41	558
799,332	GN 763216 30YR, 4.25%, 4/15/41	856
61,236	GN 768886 30YR, 4.25%, 6/15/41	65
372,384	GN 781636 30YR, 5.50%, 7/15/33	420
431,739	GN 781810 30YR, 5.50%, 10/15/34	486
1,006,384	GN 782835 30YR, 6.00%, 12/15/39	1,142
1,121,406	GN 782858 30YR, 6.00%, 11/15/39	1,272
7,089,477	GN AV1814 30YR, 3.00%, 8/15/46	7,190
520	GNR 1999-45 FC, 1.39%, 12/16/29 (a)	1
624	GNR 1999-45 FH, 1.44%, 12/16/29 (a)	1
38,623	GNR 2000-22 FG, 1.19%, 5/16/30 (a)	39
285,130	GNR 2000-9 FG, 1.59%, 2/16/30 (a)	288
232,776	GNR 2000-9 FH, 1.49%, 2/16/30 (a)	234
238,799	GNR 2001-19 F, 1.49%, 5/16/31 (a)	241
17,626	GNR 2001-21 FN, 1.19%, 8/16/22 (a)	18
1,135,984	GNR 2001-22 FG, 1.34%, 5/16/31 (a)	1,137
562,103	GNR 2001-31 FA, 1.24%, 6/16/31 (a)	565
506,987	GNR 2001-35 FA, 1.24%, 8/16/31 (a)	508
1,354,872	GNR 2001-47 FA, 1.39%, 9/16/31 (a)	1,362
435,624	GNR 2001-59 FA, 1.39%, 11/16/24 (a)	438
244,346	GNR 2001-65 FV, 1.39%, 2/20/29 (a)	246
313,225	GNR 2002-11 FJ, 1.49%, 2/20/32 (a)	315
282,365	GNR 2002-13 FA, 1.49%, 2/16/32 (a)	284
781,188	GNR 2002-48 FG, 1.29%, 12/16/30 (a)	783
302,038	GNR 2002-48 FT, 1.19%, 12/16/26 (a)	303
731,154	GNR 2002-5 FP, 1.54%, 1/16/32 (a)	737
493,441	GNR 2002-72 FA, 1.39%, 10/20/32 (a)	495
226,983	GNR 2002-72 FB, 1.39%, 10/20/32 (a)	228
521,569	GNR 2002-72 FE, 1.39%, 10/20/32 (a)	524
387,926	GNR 2002-76 F, 1.19%, 1/16/31 (a)	389
123,956	GNR 2002-76 FY, 1.29%, 12/16/26 (a)	124
486	GNR 2002-79 FB, 1.24%, 11/16/32 (a)	—
1,308,924	GNR 2003-71 FC, 1.49%, 7/20/33 (a)	1,322

24   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,390,141	GNR 2003-94 FB, 1.29%, 12/16/30 (a)	$1,394
2,371,395	GNR 2004-56 F, 1.39%, 6/20/33 (a)	2,382
1,325,692	GNR 2004-59 FH, 1.24%, 8/16/34 (a)	1,327
203,731	GNR 2004-73 JM, 0.00%, 9/16/34	193
1,238,524	GNR 2004-86 FG, 1.39%, 7/20/34 (a)	1,238
370,367	GNR 2006-47 FA, 1.19%, 8/16/36 (a)	369
2,256,336	GNR 2006-60 FK, 1.19%, 11/20/36 (a)	2,246
114,549	GNR 2006-64 PO, 0.00%, 4/16/34	113
1,856,371	GNR 2007-54 FC, 1.25%, 9/20/37 (a)	1,847
686,017	GNR 2007-76 FB, 1.49%, 11/20/37 (a)	689
2,129,657	GNR 2008-11 FB, 1.59%, 2/20/38 (a)	2,148
1,853,884	GNR 2008-15 CF, 1.50%, 2/20/38 (a)	1,864
475,702	GNR 2008-2 FH, 1.44%, 1/20/38 (a)	477
2,414,969	GNR 2008-67 UF, 1.44%, 6/20/38 (a)	2,439
908,151	GNR 2009-87 FB, 1.64%, 9/20/39 (a)	917
4,350,073	GNR 2010-57 WF, 1.39%, 3/16/38 (a)	4,362
29,199,056	GNR 2014-79 ST, 0.98%, 7/20/29 (a)	851
Total Mortgage Backed (Cost - $372,529)		375,916

Principal or Shares	Security Description	Value (000)

Purchased Put Options (0%)
1,485	Eurodollar 1-Year Mid-Curve Option, 98.5, 6/19/17
	(Cost - $60)	$9

Investment Company (1%)
2,332,599	Payden Cash Reserves Money Market Fund *
	(Cost - $2,333)	2,333
Total Investments (Cost - $378,930) (149%)		382,269
Liabilities in excess of Other Assets (-49%)		(126,238)
Net Assets (100%)		$256,031

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Security was purchased on a delayed delivery basis.

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
267	90-Day Eurodollar Future	Jun-18	$65,639	$62
267	90-Day Eurodollar Future	Sep-18	(65,575)	(71)
57	U.S. 10 Year Ultra Future	Jun-17	(7,721)	(173)
200	U.S. Treasury 2 Year Note Future	Jun-17	(43,322)	(30)
130	U.S. Treasury 5 Year Note Future	Jun-17	15,393	182

				$(30)

See notes to financial statements.

Semi-Annual Report     25

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade securities with no limit on the average portfolio maturity.	Portfolio Composition - percent of investments

	Corporate	33%
	Mortgage Backed	28%
	U.S. Treasury	19%
	Asset Backed	6%
	Investment Company	6%
	Other	8%

Schedule of Investments - April 30, 2017 (Unaudited)

Principal or Shares	Security Description	Value (000)

Asset Backed (7%)
6,020,000	Babson CLO Ltd. 144A, 2.26%, 4/20/25 (a)(b)	$6,025
1,800,000	BlueMountain CLO 2013-4 Ltd. 144A,
	2.66%, 4/15/25 (a)(b)	1,800
1,750,000	Carlyle Global Market Strategies CLO 2016-1
	Ltd. 144A, 4.46%, 4/20/27 (a)(b)	1,765
97,323	Chase Funding Mortgage Loan Asset-Backed
	Certificates, 1.65%, 11/25/32 (a)	94
1,683,498	Colony American Homes 2014-1 144A,
	2.14%, 5/17/31 (a)(b)	1,686
1,391,164	Colony American Homes 2014-2 144A,
	1.93%, 7/17/31 (a)(b)	1,392
1,853,626	Colony American Homes 2015-1 144A,
	2.19%, 7/17/32 (a)(b)	1,859
3,182,703	Colony Starwood Homes 2016-2 Trust 144A,
	2.24%, 12/17/33 (a)(b)	3,208
6,665,000	Dryden XXVIII Senior Loan Fund 144A,
	2.14%, 8/15/25 (a)(b)	6,666
1,125,000	Eaton Vance CLO 2015-1 Ltd. 144A,
	5.36%, 10/20/26 (a)(b)	1,129
2,600,000	First Investors Auto Owner Trust 2016-2 144A,
	2.53%, 7/15/22 (b)	2,575
1,980,000	Hyundai Auto Receivables Trust 2016-B,
	2.68%, 9/15/23	1,962
139,889	Invitation Homes 2014-SFR1 Trust 144A,
	1.99%, 6/17/31 (a)(b)	140
2,046,799	Invitation Homes 2014-SFR3 Trust 144A,
	2.19%, 12/17/31 (a)(b)	2,049
1,386,197	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (b)	1,514
1,750,000	LCM XXI LP 144A, 4.66%, 4/20/28 (a)(b)	1,768
3,350,000	Madison Park Funding XIV Ltd. 144A,
	2.28%, 7/20/26 (a)(b)	3,350
1,750,000	Octagon Investment Partners 26 Ltd. 144A,
	4.51%, 4/15/27 (a)(b)	1,765
677,206	SLM Student Loan Trust, 1.37%, 7/26/21 (a)	678
6,395,000	Tyron Park CLO Ltd. 144A,
	2.28%, 7/15/25 (a)(b)	6,397
834,855	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	838
715,107	VOLT XXXV LLC 144A, 3.50%, 6/26/45 (b)	718
1,250,000	Westlake Automobile Receivables Trust 2016-2
	144A, 4.10%, 6/15/21 (b)	1,273
Total Asset Backed (Cost - $50,338)		50,651

Corporate Bond (37%)
Financial (14%)
4,170,000	AerCap Ireland Capital DAC / AerCap Global
	Aviation Trust, 5.00%, 10/01/21	4,522

Principal or Shares	Security Description	Value (000)

550,000	Air Lease Corp., 4.25%, 9/15/24	$577
890,000	Ally Financial Inc., 3.25%, 11/05/18	901
2,045,000	Apollo Management Holdings LP 144A,
	4.00%, 5/30/24 (b)	2,065
1,650,000	Ares Capital Corp., 3.63%, 1/19/22	1,649
2,840,000	Bank of America Corp., 3.71%, 4/24/28 (a)	2,850
1,210,000	Barclays PLC, 3.68%, 1/10/23	1,232
2,950,000	Blackstone Holdings Finance Co. LLC 144A,
	4.75%, 2/15/23 (b)	3,242
515,000	Block Financial LLC, 4.13%, 10/01/20	529
1,225,000	Citigroup Inc., 4.45%, 9/29/27	1,256
3,170,000	Citizens Financial Group Inc. 144A,
	4.15%, 9/28/22 (b)	3,295
1,125,000	Compass Bank, 2.75%, 9/29/19	1,131
900,000	Compass Bank, 3.88%, 4/10/25	887
1,615,000	Credit Suisse Group AG 144A,
	3.57%, 1/09/23 (b)	1,637
880,000	Credit Suisse Group AG 144A,
	4.28%, 1/09/28 (b)	896
1,200,000	Credit Suisse Group Funding Guernsey Ltd.,
	2.75%, 3/26/20	1,208
3,200,000	Fairfax U.S. Inc. 144A, 4.88%, 8/13/24 (b)	3,295
2,315,000	First Midwest Bancorp Inc./IL, 5.88%, 9/29/26	2,440
1,600,000	Five Corners Funding Trust 144A,
	4.42%, 11/15/23 (b)	1,723
1,385,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	1,401
1,330,000	FS Investment Corp., 4.25%, 1/15/20	1,359
1,435,000	Goldman Sachs Group Inc., 2.92%, 10/28/27 (a)	1,481
1,700,000	Hospitality Properties Trust, 5.25%, 2/15/26	1,802
540,000	Hyundai Capital Services Inc. 144A,
	3.00%, 3/06/22 (b)	540
1,410,000	Icahn Enterprises LP / Icahn Enterprises Finance
	Corp. 144A, 6.75%, 2/01/24 (b)(c)	1,475
2,985,000	ICBCIL Finance Co. Ltd. 144A,
	2.38%, 5/19/19 (b)	2,965
3,450,000	KKR Group Finance Co. II LLC 144A,
	5.50%, 2/01/43 (b)	3,687
3,500,000	Lloyds Banking Group PLC, 3.75%, 1/11/27	3,499
1,500,000	Massachusetts Mutual Life Insurance Co. 144A,
	4.50%, 4/15/65 (b)	1,456
2,755,000	Morgan Stanley, 2.37%, 5/08/24 (a)	2,766
1,300,000	Nationwide Mutual Insurance Co. 144A,
	9.38%, 8/15/39 (b)	2,116
1,700,000	Old Republic International Corp.,
	4.88%, 10/01/24	1,820
1,450,000	Pacific Life Insurance Co. 144A,
	9.25%, 6/15/39 (b)	2,276

26    Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

1,470,000	People’s United Bank, 4.00%, 7/15/24	$1,483
2,350,000	Prudential Financial Inc., 5.63%, 6/15/43 (a)	2,567
2,000,000	Regions Financial Corp., 3.20%, 2/08/21	2,046
1,580,000	Santander Holdings USA Inc./PA, 2.65%, 4/17/20	1,577
1,170,000	Santander UK Group Holdings PLC, 3.57%, 1/10/23	1,183
867,000	Scentre Group Trust 1 / Scentre Group Trust 2 144A, 2.38%, 11/05/19 (b)	869
2,525,000	Select Income REIT, 4.50%, 2/01/25	2,556
835,000	Senior Housing Properties Trust, 4.75%, 5/01/24	864
1,045,000	Senior Housing Properties Trust, 6.75%, 4/15/20	1,133
1,500,000	Sirius International Group Ltd. 144A, 4.60%, 11/01/26 (b)	1,448
2,432,000	Sumitomo Mitsui Financial Group Inc., 2.13%, 1/11/22 (a)	2,450
1,600,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (b)	1,599
1,650,000	Synchrony Financial, 2.70%, 2/03/20	1,662
2,675,000	Teachers Insurance & Annuity Association of America 144A, 6.85%, 12/16/39 (b)	3,656
2,050,000	TIAA Asset Management Finance Co. LLC 144A, 2.95%, 11/01/19 (b)	2,084
2,995,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	3,986
3,140,000	VEREIT Operating Partnership LP, 3.00%, 2/06/19	3,162
		98,303
Industrial (16%)
2,255,000	Alibaba Group Holding Ltd., 3.60%, 11/28/24	2,294
1,700,000	Amgen Inc., 5.65%, 6/15/42	1,965
1,000,000	ARD Finance SA 144A, 7.13%, 9/15/23 (b)	1,040
1,600,000	AT&T Inc., 3.40%, 5/15/25	1,561
2,500,000	AT&T Inc., 4.75%, 5/15/46	2,351
3,000,000	AT&T Inc., 5.25%, 3/01/37	3,086
965,000	CA Inc., 3.60%, 8/15/22	991
900,000	CA Inc., 4.70%, 3/15/27	949
710,000	CNH Industrial Capital LLC, 3.63%, 4/15/18	722
700,000	DaVita Inc., 5.13%, 7/15/24	721
815,000	Delta Air Lines Inc., 2.88%, 3/13/20	823
1,590,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 144A, 5.45%, 6/15/23 (b)	1,718
1,560,000	Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 144A, 6.02%, 6/15/26 (b)	1,716
1,695,000	Dignity Health, 3.13%, 11/01/22	1,695
1,165,000	Dignity Health, 4.50%, 11/01/42	1,098
2,217,000	Dow Chemical Co., 9.40%, 5/15/39	3,583
975,000	DXC Technology Co. 144A, 4.25%, 4/15/24 (b)	1,000
1,600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	1,576
850,000	General Motors Financial Co. Inc., 3.70%, 5/09/23	855
2,500,000	Harris Corp., 2.70%, 4/27/20	2,530
2,040,000	HCA Inc., 5.88%, 5/01/23	2,225
807,000	Hertz Corp., 6.75%, 4/15/19 (c)	806
2,650,000	Hewlett Packard Enterprise Co., 4.90%, 10/15/25	2,789

Principal or Shares	Security Description	Value (000)

3,000,000	Hewlett Packard Enterprise Co., 6.20%, 10/15/35	$3,209
1,700,000	Hyundai Capital America 144A, 2.60%, 3/19/20 (b)	1,702
2,370,000	Kaiser Foundation Hospitals, 3.50%, 4/01/22	2,474
2,415,000	Kennametal Inc., 2.65%, 11/01/19	2,417
1,600,000	L Brands Inc., 5.63%, 10/15/23	1,688
1,644,727	Latam Airlines 2015-1 Pass Through Trust A, 4.20%, 11/15/27	1,645
2,260,000	LifePoint Health Inc., 5.50%, 12/01/21	2,335
1,340,000	MDC Holdings Inc., 6.00%, 1/15/43	1,231
2,340,000	Mondelez International Holdings Netherlands BV 144A, 2.00%, 10/28/21 (b)	2,269
2,805,000	Mylan NV, 3.95%, 6/15/26	2,780
1,000,000	New Red Finance Inc. 144A, 4.63%, 1/15/22 (b)	1,033
1,400,000	New Red Finance Inc. 144A, 6.00%, 4/01/22 (b)	1,463
1,045,000	North Shore Long Island Jewish Health Care Inc., 6.15%, 11/01/43	1,281
1,150,000	NXP BV / NXP Funding LLC 144A, 4.13%, 6/15/20 (b)	1,209
3,015,000	Orange SA, 9.00%, 3/01/31	4,514
2,375,000	Perrigo Finance PLC, 3.50%, 12/15/21	2,440
1,750,000	PetSmart Inc. 144A, 7.13%, 3/15/23 (b)	1,603
648,135	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 6.88%, 2/15/21	667
1,600,000	Sabre GLBL Inc. 144A, 5.38%, 4/15/23 (b)	1,672
2,430,000	Seagate HDD Cayman 144A, 4.88%, 3/01/24 (b)	2,420
1,485,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	1,468
2,500,000	Sigma Alimentos SA de CV 144A, 4.13%, 5/02/26 (b)	2,469
4,060,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (b)	3,985
2,000,000	Smithfield Foods Inc. 144A, 4.25%, 2/01/27 (b)	2,045
5,270,000	Suntory Holdings Ltd. 144A, 2.55%, 9/29/19 (b)	5,305
2,455,000	Tech Data Corp., 4.95%, 2/15/27	2,517
1,475,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	1,435
2,355,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	2,197
650,000	Time Warner Inc., 2.95%, 7/15/26	611
2,000,000	Time Warner Inc., 3.60%, 7/15/25	1,991
2,100,000	Toll Brothers Finance Corp., 4.38%, 4/15/23	2,155
2,195,000	Tribune Media Co., 5.88%, 7/15/22	2,317
710,000	United Rentals North America Inc., 5.75%, 11/15/24	753
1,035,000	Universal Health Services Inc. 144A, 5.00%, 6/01/26 (b)	1,072
5,980,000	Verizon Communications Inc., 2.63%, 8/15/26	5,492
1,843,000	WestRock MWV LLC, 7.95%, 2/15/31	2,523
		116,481
Utility (7%)
806,598	Alliance Pipeline LP/United States 144A, 7.00%, 12/31/19 (b)	841
2,140,000	Boardwalk Pipelines LP, 4.45%, 7/15/27	2,194
1,960,000	Cenovus Energy Inc., 6.75%, 11/15/39	2,217

Semi-Annual Report    27

Principal or Shares	Security Description	Value (000)

1,170,000	Colorado Interstate Gas Co. LLC / Colorado Interstate Issuing Corp. 144A, 4.15%, 8/15/26 (b)	$1,160
3,200,000	Ecopetrol SA, 5.88%, 5/28/45	2,953
365,000	Enable Midstream Partners LP, 4.40%, 3/15/27	365
1,910,000	Enbridge Energy Partners LP, 7.38%, 10/15/45	2,456
2,055,000	Encana Corp., 3.90%, 11/15/21	2,114
1,120,000	Encana Corp., 5.15%, 11/15/41	1,096
2,700,000	Energy Transfer LP, 6.50%, 2/01/42	2,981
3,115,000	EnLink Midstream Partners LP, 5.60%, 4/01/44	3,181
2,400,000	Entergy Louisiana LLC, 5.00%, 7/15/44	2,439
1,398,891	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (b)	1,457
1,640,000	Fortis Inc./Canada 144A, 3.06%, 10/04/26 (b)	1,556
2,100,000	Kinder Morgan Inc./DE, 5.30%, 12/01/34	2,158
1,925,000	MPLX LP, 4.13%, 3/01/27	1,954
2,215,000	National Oilwell Varco Inc., 2.60%, 12/01/22	2,144
2,600,000	Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	2,919
4,800,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 2.00%, 9/29/21 (b)	4,643
1,055,000	Southeast Supply Header LLC 144A, 4.25%, 6/15/24 (b)	1,067
1,350,000	Valero Energy Corp., 6.63%, 6/15/37	1,609
990,000	Valero Energy Partners LP, 4.38%, 12/15/26	1,020
1,550,000	Williams Partners LP, 3.90%, 1/15/25	1,574
		46,098
Total Corporate Bond (Cost - $255,901)		260,882

FDIC Guaranteed (0%)
311,866	FDIC Structured Sale Guaranteed Notes 144A, 1.70%, 12/04/20 (a)(b) (Cost - $312)	312

Foreign Government (6%)
2,260,000	Argentine Republic Government International Bond, 7.50%, 4/22/26	2,481
2,790,000	Brazilian Government International Bond, 2.63%, 1/05/23	2,612
1,960,000	Colombia Government International Bond, 3.88%, 4/25/27 (c)	1,978
1,200,000	Colombia Government International Bond, 5.00%, 6/15/45	1,218
2,100,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	2,402
1,470,000	Indonesia Government International Bond 144A, 3.75%, 4/25/22 (b)	1,512
1,940,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28 EUR (b)(d)	2,273
2,615,000	Indonesia Government International Bond 144A, 5.88%, 1/15/24 (b)	2,987
2,515,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (b)	2,606
4,050,000	Mexico Government International Bond, 4.15%, 3/28/27	4,168
2,720,000	Panama Government International Bond, 5.20%, 1/30/20	2,944

Principal or Shares	Security Description	Value (000)

1,610,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27 (b)	$1,642
3,005,000	Peruvian Government International Bond, 4.13%, 8/25/27 (c)	3,277
2,180,000	Provincia de Buenos Aires/Argentina 144A, 5.75%, 6/15/19 (b)	2,259
2,800,000	Romanian Government International Bond 144A, 4.38%, 8/22/23 (b)	2,968
2,340,000	Saudi Government International Bond 144A, 3.25%, 10/26/26 (b)	2,288
2,330,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	2,680
Total Foreign Government (Cost - $41,028)		42,295

Mortgage Backed (32%)
1,199,325	Credit Suisse Mortgage Capital Certificates 144A, 1.55%, 5/25/43 (a)(b)	1,157
273,579	Fannie Mae Connecticut Avenue Securities, 1.94%, 5/25/24 (a)	274
2,435,521	Fannie Mae Connecticut Avenue Securities, 2.14%, 9/25/29 (a)	2,447
294,196	Fannie Mae Connecticut Avenue Securities, 2.19%, 7/25/24 (a)	295
3,915,177	Fannie Mae Connecticut Avenue Securities, 2.29%, 4/25/29 (a)	3,957
1,091,552	Fannie Mae Connecticut Avenue Securities, 2.34%, 1/25/29 (a)	1,101
2,951,595	Fannie Mae Connecticut Avenue Securities, 2.44%, 1/25/29 (a)	2,977
1,571,284	Fannie Mae Connecticut Avenue Securities, 2.94%, 8/25/28 (a)	1,592
290,801	Fannie Mae Connecticut Avenue Securities, 2.99%, 10/25/23 (a)	294
1,076,061	Fannie Mae Connecticut Avenue Securities, 3.19%, 10/25/28 (a)	1,092
1,500,000	Fannie Mae Connecticut Avenue Securities, 4.54%, 7/25/29 (a)	1,556
895,000	Fannie Mae Connecticut Avenue Securities, 5.24%, 1/25/29 (a)	974
1,050,000	Fannie Mae Connecticut Avenue Securities, 5.44%, 1/25/29 (a)	1,147
1,500,000	Fannie Mae Connecticut Avenue Securities, 6.69%, 4/25/28 (a)	1,714
1,500,000	Fannie Mae Connecticut Avenue Securities, 6.99%, 9/25/28 (a)	1,752
1,749,741	Fannie Mae Connecticut Avenue Securities, 11.24%, 1/25/29 (a)	2,120
500,000	Fannie Mae Connecticut Avenue Securities, 11.74%, 1/25/29 (a)	606
1,699,821	Fannie Mae Connecticut Avenue Securities, 13.24%, 9/25/28 (a)	2,278
4,380,000	Fannie Mae Grantor Trust 2017-T1, 2.90%, 6/25/27	4,361
4,973,042	FH 2B5447 ARM, 2.75%, 7/01/46 (a)	5,098
12,680,000	FN, 3.00%, 30YR TBA (e)	12,666
7,370,000	FN, 3.00%, 15YR TBA (e)	7,582
7,700,000	FN, 3.50%, 30YR TBA (e)	7,918

28   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

19,040,000	FN, 4.00%, 30YR TBA (e)	$20,053
1,980,000	FN, 4.50%, 30YR TBA (e)	2,130
2,276,273	FN 254766 30YR, 5.00%, 6/01/33	2,505
2,452,627	FN 725423 30YR, 5.50%, 5/01/34	2,751
1,462,731	FN 725424 30YR, 5.50%, 4/01/34	1,641
152,818	FN 725425 30YR, 5.50%, 4/01/34	171
2,876,181	FN 745418 30YR, 5.50%, 4/01/36	3,217
2,463,717	FN 995203 30YR, 5.00%, 7/01/35	2,707
2,105,048	FN AJ7689 30YR, 4.00%, 12/01/41	2,226
10,274,463	FN AS7170 30YR, 3.50%, 5/01/46	10,578
8,514,080	FN AS7253 30YR, 4.50%, 5/01/46	9,168
9,391,874	FN AS7855 15YR, 2.00%, 9/01/31	9,208
3,615,540	FN AX3596 15YR, 3.00%, 7/01/27	3,733
8,465,903	FN AZ3791 30YR, 3.00%, 3/01/46	8,465
7,942,927	FN BE6489 30YR, 4.50%, 1/01/47	8,553
5,710,000	FN BE9567 30YR, 3.50%, 4/01/47	5,879
4,286,907	Freddie Mac Gold Pool Q12837 30YR, 3.00%, 11/01/42	4,308
636,441	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.09%, 5/25/25 (a)	638
4,900,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.19%, 10/25/29 (a)	4,933
2,300,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.29%, 4/25/29 (a)	2,311
396,765	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.44%, 11/25/23 (a)	398
1,400,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 3.19%, 2/25/24 (a)	1,441
1,250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 10.99%, 7/25/29 (a)	1,179
1,699,622	Freddie Mac Structured Agency Credit Risk Debt Notes, 12.24%, 12/25/28 (a)	2,124
10,750,000	G2, 3.00%, 30YR TBA (e)	10,895
4,960,000	G2, 3.50%, 30YR TBA (e)	5,155
7,780,000	G2, 4.00%, 30YR TBA (e)	8,227
184,923	G2 5140 30YR, 4.50%, 8/20/41	200
1,992,983	G2 5175 30YR, 4.50%, 9/20/41	2,151
2,073,900	G2 5258 30YR, 3.50%, 12/20/41	2,164
1,840,545	GN AA5452 30YR, 3.50%, 7/15/42	1,923
109,502	Harborview Mortgage Loan Trust, 3.85%, 1/19/35 (a)	105
309,937	JP Morgan Mortgage Trust 2006-S2, 6.00%, 7/25/36	272
2,695,626	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (a)(b)	2,726
3,788,612	JP Morgan Seasoned Mortgage Trust 2014-1 144A, 1.49%, 5/25/33 (a)(b)	3,744
41,446	Landmark Mortgage Securities PLC, 0.56%, 6/17/38 GBP (a)(d)	52
31,471	Morgan Stanley Mortgage Loan Trust, 2.98%, 7/25/34 (a)	31
885,924	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (a)(b)	926
1,396,684	New Residential Mortgage Loan Trust 2014-3 144A, 3.75%, 11/25/54 (a)(b)	1,419
2,850,000	New Residential Mortgage Loan Trust 2017-2 144A, 4.00%, 3/25/57 (a)(b)	2,954

Principal or Shares	Security Description	Value (000)

369,219	Prime Mortgage Trust, 5.00%, 10/25/35	$363
1,791,541	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	1,478
56,926	Sequoia Mortgage Trust, 1.79%, 10/20/27 (a)	56
5,020	Structured Asset Mortgage Investments Trust 2003-CL1, 4.21%, 7/25/32 (a)	5
3,103	Structured Asset Securities Corp. Mortgage Pass Through Certificates 2002-16A, 0.00%, 8/25/32 (a)	2
707,354	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 Trust, 2.70%, 7/25/37 (a)	583
2,750,000	Wells Fargo Commercial Mortgage Trust 2015-Lc22, 3.84%, 9/15/58	2,900
Total Mortgage Backed (Cost - $222,180)		223,606

Municipal (2%)
2,460,000	California Pollution Control Financing Authority 144A, 5.00%, 11/21/45 (b)	2,465
3,000,000	Kentucky Economic Development Finance Authority, 1.05%, 4/01/31 (a)	3,000
2,910,000	San Francisco City & County Airport Comm-San Francisco International Airport, 5.00%, 5/01/39	3,201
770,000	State Board of Administration Finance Corp., 3.00%, 7/01/20	791
1,495,000	State of California, 7.55%, 4/01/39	2,208
1,000,000	State of Washington, 1.70%, 7/01/20	988
365,000	University of California, 3.26%, 5/15/24	375
Total Municipal (Cost - $12,207)		13,028

U.S. Treasury (21%)
10,285,000	U.S. Treasury Bill, 0.27%, 5/11/17 (f)	10,283
19,085,000	U.S. Treasury Note, 0.75%, 1/31/18	19,040
12,605,000	U.S. Treasury Note, 1.13%, 2/28/19	12,580
14,872,000	U.S. Treasury Note, 1.88%, 1/31/22	14,921
17,775,000	U.S. Treasury Note, 1.88%, 3/31/22	17,823
15,900,000	U.S. Treasury Note, 2.00%, 11/15/26	15,517
26,925,000	U.S. Treasury Note, 2.25%, 2/15/27	26,850
11,890,000	U.S. Treasury Note, 2.88%, 8/15/45	11,691
21,155,000	U.S. Treasury Note, 2.88%, 11/15/46	20,798
Total U.S. Treasury (Cost - $149,055)		149,503

Investment Company (7%)
11,610,276	Payden Cash Reserves Money Market Fund *	11,610
1,636,332	Payden Emerging Markets Corporate Bond Fund, SI Class *	16,642
646,094	Payden Emerging Markets Local Bond Fund, Investor Class *	4,503
1,522,172	Payden Floating Rate Fund, SI Class *	15,267
Total Investment Company (Cost - $49,609)		48,022
Total Investments (Cost - $780,630) (112%)		788,299
Liabilities in excess of Other Assets (-12%)		(82,667)
Net Assets (100%)		$705,632

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	All or a portion of these securities are on loan. At April 30, 2017, the total market value of the Fund’s securities on loan is $6,806 and the total market value of the collateral held by the Fund is $7,020. Amounts in 000s.

Semi-Annual Report    29

(d)	Principal in foreign currency.
(e)	Security was purchased on a delayed delivery basis.
(f)	Yield to maturity at time of purchase.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Depreciation (000s)

Liabilities:
7/19/2017	Australian Dollar (Sell 14,140)	State Street Bank & Trust Co.	$(35)
7/19/2017	Canadian Dollar (Buy 14,341)	State Street Bank &Trust Co.	(55)
5/8/2017	Euro (Sell 2,140)	Citibank, N.A.	(49)
6/28/2017	Euro (Sell 7,349)	HSBC Bank USA, N.A.	(78)
6/28/2017	Norwegian Krone (Buy 67,791)	HSBC Bank USA, N.A.	(29)

			$(246)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
295	90-Day Eurodollar Future	Jun-18	$72,522	$25
295	90-Day Eurodollar Future	Sep-18	(72,452)	(34)
454	U.S. 10 Year Ultra Future	Jun-17	(61,496)	(1,206)
1	U.S. Long Bond Future	Jun-17	(153)	(3)
109	U.S. Treasury 10 Year Note Future	Jun-17	(13,703)	(259)
172	U.S. Treasury 5 Year Note Future	Jun-17	20,366	244

				$(1,233)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$6,806
Non-cash Collateral[2]	(6,806)

Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements

30   Payden Mutual Funds

The Fund seeks a high level of total return that is

consistent with the preservation of capital by generally

investing 80% of its assets in investment grade corporate

bonds with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments

Financial	33%
Energy	28%
Consumer Non-Cyclical	19%
Consumer Cyclical	6%
Cash equivalent	6%
Other	8%

Schedule of Investments - April 30, 2017 (Unaudited)

Principal or Shares	Security Description	Value (000)

Asset Backed (1%)
1,000,000	Madison Park Funding XIV Ltd. 144A, 4.41%, 7/20/26 (a)(b)
	(Cost - $1,000)	$1,000

Bank Loans(c) (0%)
686,875	J.C. Penney Corp., Inc. Term Loan B 1L,
	5.30%, 6/23/23
	(Cost - $683)	687

Corporate Bond (94%)
Consumer Cyclical (7%)
800,000	Air Canada 2013-1 Class C Pass Through Trust
	144A, 6.63%, 5/15/18 (b)	829
800,000	CK Hutchison International 16 Ltd. 144A,
	1.88%, 10/03/21 (b)	776
1,017,301	Continental Airlines 2007-1 Class B Pass
	Through Trust, 6.90%, 4/19/22	1,059
400,000	Delta Air Lines Inc., 2.88%, 3/13/20	404
730,000	Ford Motor Co., 7.45%, 7/16/31	923
850,000	Ford Motor Credit Co. LLC, 2.26%, 3/28/19 (d)	851
600,000	Ford Motor Credit Co. LLC, 3.10%, 5/04/23	591
400,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	405
750,000	General Motors Financial Co. Inc.,
	2.35%, 10/04/19	750
500,000	General Motors Financial Co. Inc.,
	3.20%, 7/13/20	509
475,000	General Motors Financial Co. Inc.,
	3.70%, 5/09/23	478
1,200,000	Hyundai Capital America 144A,
	3.10%, 4/05/22 (b)	1,201
1,000,000	PetSmart Inc. 144A, 7.13%, 3/15/23 (b)	916
805,000	PulteGroup Inc., 5.00%, 1/15/27	818
		10,510
Consumer Non-Cyclical (10%)
600,000	Amgen Inc., 5.65%, 6/15/42	694
135,000	Block Financial LLC, 4.13%, 10/01/20	139
700,000	Blue Cross & Blue Shield of Minnesota 144A,
	3.79%, 5/01/25 (b)	697
1,000,000	Dairy Farmers of America Inc. 144A, 7.13% (b)	1,104
110,000	Dignity Health, 3.13%, 11/01/22	110
740,000	Dignity Health, 4.50%, 11/01/42	697
1,500,000	Land O’ Lakes Inc. 144A, 7.25% (b)	1,522
650,000	Mallinckrodt International Finance SA,
	3.50%, 4/15/18	656
1,060,000	Mondelez International Holdings Netherlands
	BV 144A, 2.00%, 10/28/21 (b)	1,028
570,000	Mylan NV, 3.95%, 6/15/26	565
550,000	Mylan NV, 5.25%, 6/15/46	567
175,000	Northwell Healthcare Inc., 6.15%, 11/01/43	215

Principal or Shares	Security Description	Value (000)

945,000	Pfizer Inc., 7.20%, 3/15/39	$1,359
385,000	Revlon Consumer Products Corp.,
	5.75%, 2/15/21	385
640,000	Shire Acquisitions Investments Ireland DAC,
	2.40%, 9/23/21	633
1,130,000	Shire Acquisitions Investments Ireland DAC,
	2.88%, 9/23/23	1,109
590,000	Sigma Alimentos SA de CV 144A,
	4.13%, 5/02/26 (b)	583
910,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.20%, 7/21/21	885
420,000	Teva Pharmaceutical Finance Netherlands III BV,
	4.10%, 10/01/46	363
700,000	Tingyi Cayman Islands Holding Corp.,
	3.88%, 6/20/17	702
1,145,000	Transurban Finance Co. Pty Ltd. 144A,
	3.38%, 3/22/27 (b)	1,119
410,000	Universal Health Services Inc. 144A,
	5.00%, 6/01/26 (b)	424
		15,556
Energy (17%)
985,000	Alberta Energy Co. Ltd., 7.38%, 11/01/31	1,212
408,301	Alliance Pipeline LP/United States 144A,
	7.00%, 12/31/19 (b)	426
935,000	Boardwalk Pipelines LP, 4.45%, 7/15/27	959
575,000	Cenovus Energy Inc., 6.75%, 11/15/39	650
960,000	Colorado Interstate Gas Co. LLC / Colorado
	Interstate Issuing Corp. 144A,
	4.15%, 8/15/26 (b)	952
850,000	ConocoPhillips, 6.50%, 2/01/39	1,096
1,375,000	Ecopetrol SA, 5.88%, 5/28/45	1,269
175,000	Enable Midstream Partners LP, 4.40%, 3/15/27	175
835,000	Enbridge Energy Partners LP, 7.38%, 10/15/45	1,074
350,000	Enbridge Energy Partners LP, 7.50%, 4/15/38	444
350,000	Encana Corp., 5.15%, 11/15/41	343
550,000	Energy Transfer LP, 6.50%, 2/01/42	607
1,000,000	Energy Transfer Partners LP, 4.15%, 10/01/20	1,041
1,365,000	EnLink Midstream Partners LP, 5.60%, 4/01/44	1,394
1,200,000	EQT Midstream Partners LP, 4.13%, 12/01/26	1,213
355,000	Kerr-McGee Corp., 6.95%, 7/01/24	423
750,000	Kinder Morgan Energy Partners LP,
	6.55%, 9/15/40	854
250,000	Kinder Morgan Inc./DE 144A,
	5.00%, 2/15/21 (b)	268
460,000	MPLX LP, 4.13%, 3/01/27	467
600,000	MPLX LP, 4.88%, 12/01/24	643
660,000	MPLX LP, 5.20%, 3/01/47	678

Semi-Annual Report    31

Principal or Shares	Security Description	Value (000)

550,000	Nabors Industries Inc. 144A, 5.50%, 1/15/23 (b)	$559
1,000,000	National Oilwell Varco Inc., 2.60%, 12/01/22	968
375,000	Noble Holding International Ltd.,
	7.75%, 1/15/24 (d)	344
275,000	ONEOK Inc., 4.25%, 2/01/22	286
200,000	Peabody Energy Corp. 144A,
	6.00%, 3/31/22 (b)(d)	205
700,000	Petro-Canada, 7.88%, 6/15/26	905
810,000	Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	909
2,150,000	Sinopec Group Overseas Development 2016 Ltd.
	144A, 2.00%, 9/29/21 (b)	2,080
350,000	Suncor Energy Inc., 6.85%, 6/01/39	462
600,000	Tesoro Corp. 144A, 4.75%, 12/15/23 (b)	631
350,000	Valero Energy Corp., 6.63%, 6/15/37	417
430,000	Valero Energy Partners LP, 4.38%, 12/15/26	443
965,000	Western Gas Partners LP, 5.45%, 4/01/44	1,008
1,050,000	Williams Cos. Inc., 7.88%, 9/01/21	1,235
700,000	Williams Partners LP, 3.90%, 1/15/25	711
		27,351
Financial (37%)
1,820,000	AerCap Ireland Capital DAC / AerCap Global
	Aviation Trust, 5.00%, 10/01/21	1,973
170,000	Air Lease Corp., 4.25%, 9/15/24	178
750,000	Ally Financial Inc., 3.25%, 2/13/18	758
1,500,000	American Express Credit Corp., 3.30%, 5/03/27	1,499
700,000	Aon Corp., 6.25%, 9/30/40	849
875,000	Ares Capital Corp., 3.63%, 1/19/22	875
500,000	Ares Capital Corp., 4.88%, 11/30/18	517
1,200,000	Australia & New Zealand Banking Group Ltd.
	144A, 4.40%, 5/19/26 (b)	1,252
810,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (b)	826
880,000	Bank of America Corp., 3.71%, 4/24/28 (a)	883
600,000	Bank of America Corp., 4.00%, 1/22/25	606
740,000	Barclays PLC, 3.68%, 1/10/23	754
1,170,000	Blackstone Holdings Finance Co. LLC 144A,
	4.75%, 2/15/23 (b)	1,286
1,000,000	Capital One Financial Corp., 3.75%, 7/28/26	967
585,000	Capital One NA/Mclean VA, 2.32%, 1/30/23 (a)	589
1,300,000	Care Capital Properties LP, 5.13%, 8/15/26	1,307
750,000	Carlyle Holdings Finance LLC 144A,
	3.88%, 2/01/23 (b)	765
1,265,000	Citigroup Inc., 4.45%, 9/29/27	1,297
210,000	Citizens Financial Group Inc. 144A,
	4.15%, 9/28/22 (b)	218
1,400,000	Commonwealth Bank of Australia 144A,
	4.50%, 12/09/25 (b)	1,477
250,000	Credit Suisse Group AG 144A,
	3.57%, 1/09/23 (b)	253
405,000	Credit Suisse Group AG 144A,
	4.28%, 1/09/28 (b)	412
500,000	Credit Suisse Group Funding Guernsey Ltd.,
	3.80%, 9/15/22	515
625,000	Digital Realty Trust LP, 3.40%, 10/01/20	644
500,000	Discover Bank, 3.10%, 6/04/20	511
825,000	Discover Financial Services, 4.10%, 2/09/27	832
1,050,000	Enstar Group Ltd., 4.50%, 3/10/22	1,076

Principal or Shares	Security Description	Value (000)

750,000	Fairfax U.S. Inc. 144A, 4.88%, 8/13/24 (b)	$772
700,000	Fifth Third Bank/Cincinnati OH,
	3.85%, 3/15/26	712
1,030,000	First Midwest Bancorp Inc./IL, 5.88%, 9/29/26	1,086
950,000	First Republic Bank/CA, 4.38%, 8/01/46	918
1,400,000	Five Corners Funding Trust 144A,
	4.42%, 11/15/23 (b)	1,508
640,000	FS Investment Corp., 4.25%, 1/15/20	654
800,000	Goldman Sachs Group Inc., 2.28%, 4/26/22 (a)	805
340,000	Goldman Sachs Group Inc., 2.60%, 12/27/20	341
600,000	Goldman Sachs Group Inc., 2.63%, 4/25/21	601
600,000	Goldman Sachs Group Inc., 2.92%, 10/28/27 (a)	619
500,000	Goldman Sachs Group Inc., 6.45%, 5/01/36	603
500,000	Hospitality Properties Trust, 4.50%, 3/15/25	506
300,000	Icahn Enterprises LP / Icahn Enterprises Finance
	Corp. 144A, 6.75%, 2/01/24 (b)(d)	314
1,185,000	ICBCIL Finance Co. Ltd. 144A,
	2.38%, 5/19/19 (b)	1,177
655,000	Jefferies Group LLC, 4.85%, 1/15/27	682
440,000	Kimco Realty Corp., 3.40%, 11/01/22	448
1,400,000	KKR Group Finance Co. III LLC 144A,
	5.13%, 6/01/44 (b)	1,442
300,000	Macquarie Bank Ltd. 144A, 4.88%, 6/10/25 (b)	317
510,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21 (b)	578
142,000	Massachusetts Mutual Life Insurance Co. 144A,
	8.88%, 6/01/39 (b)	231
1,445,000	Morgan Stanley, 2.37%, 5/08/24 (a)	1,451
800,000	Nationwide Mutual Insurance Co. 144A,
	9.38%, 8/15/39 (b)	1,302
990,000	Navient Corp., 6.50%, 6/15/22	1,025
500,000	New York Life Insurance Co. 144A,
	6.75%, 11/15/39 (b)	689
450,000	Pacific Life Insurance Co. 144A,
	9.25%, 6/15/39 (b)	707
340,000	People’s United Bank, 4.00%, 7/15/24	343
1,000,000	Pershing Square Holdings Ltd. 144A,
	5.50%, 7/15/22 (b)	1,029
325,000	Prudential Financial Inc., 5.63%, 6/15/43 (a)	355
860,000	Raymond James Financial Inc., 3.63%, 9/15/26	860
430,000	Santander Holdings USA Inc./PA,
	2.65%, 4/17/20	429
505,000	Santander UK Group Holdings PLC,
	3.57%, 1/10/23	511
1,265,000	Scentre Group Trust 1 / Scentre Group Trust 2
	144A, 2.38%, 11/05/19 (b)	1,268
470,000	Select Income REIT, 4.50%, 2/01/25	476
700,000	Senior Housing Properties Trust,
	3.25%, 5/01/19	707
230,000	Senior Housing Properties Trust,
	6.75%, 4/15/20	249
690,000	Sirius International Group Ltd. 144A,
	4.60%, 11/01/26 (b)	666
1,060,000	SLM Corp., 5.13%, 4/05/22	1,083
725,000	Spirit Realty LP 144A, 4.45%, 9/15/26 (b)	720
105,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (b)	105
250,000	Synchrony Financial, 2.70%, 2/03/20	252

32   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

250,000	Synchrony Financial, 3.75%, 8/15/21	$259
550,000	Teachers Insurance & Annuity Association of
	America 144A, 4.90%, 9/15/44 (b)	606
670,000	Transatlantic Holdings Inc., 8.00%, 11/30/39	892
1,340,000	UBS Group Funding Switzerland AG 144A,
	3.49%, 5/23/23 (b)	1,362
1,300,000	VEREIT Operating Partnership LP,
	3.00%, 2/06/19	1,309
1,550,000	WEA Finance LLC 144A, 3.15%, 4/05/22 (b)	1,562
		57,650
Industrial (4%)
650,000	Aviation Capital Group Corp. 144A,
	2.88%, 1/20/22 (b)	648
1,345,000	CNH Industrial Capital LLC, 3.88%, 10/15/21	1,357
450,000	Keysight Technologies Inc., 3.30%, 10/30/19	456
1,000,000	Keysight Technologies Inc., 4.60%, 4/06/27	1,041
1,485,000	SMBC Aviation Capital Finance DAC 144A,
	2.65%, 7/15/21 (b)	1,458
1,075,000	Tech Data Corp., 4.95%, 2/15/27	1,102
445,000	WestRock MWV LLC, 7.95%, 2/15/31	609
		6,671
Material (1%)
600,000	CF Industries Inc. 144A, 4.50%, 12/01/26 (b)	611
605,000	Dow Chemical Co., 9.40%, 5/15/39	978
600,000	Goldcorp Inc., 3.70%, 3/15/23	617
		2,206
Technology (5%)
1,280,000	Broadcom Corp. / Broadcom Cayman Finance
	Ltd. 144A, 3.88%, 1/15/27 (b)	1,302
480,000	CA Inc., 3.60%, 8/15/22	493
450,000	CA Inc., 4.70%, 3/15/27	475
635,000	Dell International LLC / EMC Corp. 144A,
	5.45%, 6/15/23 (b)	686
280,000	Dell International LLC / EMC Corp. 144A,
	8.10%, 7/15/36 (b)	352
835,000	Dell International LLC / EMC Corp. 144A,
	8.35%, 7/15/46 (b)	1,084
500,000	Dun & Bradstreet Corp., 4.25%, 6/15/20	508
500,000	DXC Technology Co. 144A, 4.25%, 4/15/24 (b)	513
500,000	Hewlett Packard Enterprise Co.,
	3.60%, 10/15/20	517
325,000	NXP BV / NXP Funding LLC 144A,
	4.13%, 6/15/20 (b)	342
1,735,000	Seagate HDD Cayman 144A, 4.88%, 3/01/24 (b)	1,728
		8,000
Telecommunication (8%)
475,000	21st Century Fox America Inc., 9.50%, 7/15/24	641
750,000	Alibaba Group Holding Ltd., 3.60%, 11/28/24	763
970,000	AT&T Inc., 3.60%, 2/17/23	990
1,000,000	AT&T Inc., 4.50%, 5/15/35	950
330,000	AT&T Inc., 4.50%, 3/09/48	299
700,000	AT&T Inc., 5.25%, 3/01/37	720
1,200,000	Charter Communications Operating LLC / Charter Communications Operating Capital 144A, 5.38%, 5/01/47 (b)	1,232
600,000	Comcast Corp., 4.40%, 8/15/35	629
400,000	Orange SA, 9.00%, 3/01/31	599

Principal or Shares	Security Description	Value (000)

900,000	Sprint Corp., 7.88%, 9/15/23	$1,012
390,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	394
830,000	Symantec Corp., 3.95%, 6/15/22	848
570,000	Time Warner Cable LLC, 5.88%, 11/15/40	621
1,000,000	Verizon Communications Inc., 4.40%, 11/01/34	960
280,000	Verizon Communications Inc., 4.86%, 8/21/46	273
840,000	Verizon Communications Inc., 5.25%, 3/16/37	873
		11,804
Utility (5%)
400,000	AmeriGas Partners LP / AmeriGas Finance Corp.,
	5.50%, 5/20/25	406
1,050,000	Basin Electric Power Cooperative 144A,
	4.75%, 4/26/47 (b)	1,048
250,000	Berkshire Hathaway Energy Co.,
	6.13%, 4/01/36	314
500,000	Dominion Resources Inc./VA, 4.10%, 4/01/21	523
650,000	Duke Energy Corp., 3.75%, 9/01/46	598
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	508
1,400,000	Exelon Corp., 3.50%, 6/01/22	1,429
740,000	Fortis Inc./Canada 144A, 3.06%, 10/04/26 (b)	702
1,150,000	Indianapolis Power & Light Co. 144A,
	4.05%, 5/01/46 (b)	1,111
388,473	Solar Star Funding LLC 144A,
	3.95%, 6/30/35 (b)	377
		7,016
Total Corporate Bond (Cost - $144,353)		146,764

Mortgage Backed (0%)
500,000	Fannie Mae Connecticut Avenue Securities,
	5.24%, 1/25/29 (a)
	(Cost - $500)	544

Investment Company (7%)
10,118,756	Payden Cash Reserves Money Market Fund *
	(Cost - $10,119)	10,119

Total Investments (Cost - $156,655) (102%)		159,114
Liabilities in excess of Other Assets (-2%)		(2,561)
Net Assets (100%)		$156,553

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	All or a portion of these securities are on loan. At April 30, 2017, the total market value of the Fund’s securities on loan is $1,388 the total market value of the collateral held by the Fund is $1,435. Amounts in 000s.

Semi-Annual Report    33

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
51	90-Day Eurodollar Future	Jun-18	$12,538	$11
51	90-Day Eurodollar Future	Sep-18	(12,526)	(12)
62	U.S. 10 Year Ultra Future	Jun-17	(8,398)	(142)
20	U.S. Long Bond Future	Jun-17	3,059	78
24	U.S. Treasury 10 Year Note Future	Jun-17	3,017	53
91	U.S. Treasury 2 Year Note Future	Jun-17	19,712	16
22	U.S. Treasury 5 Year Note Future	Jun-17	(2,605)	(16)
29	U.S. Ultra Bond Future	Jun-17	4,725	23

				$11

Open Centrally Cleared Interest Rate Swap Contracts

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Principal (000s)	Unrealized Depreciation (000s)
Chicago Mercantile	3M US LIBOR	(2.01)%	Apr-22	4,750	$(16)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$1,388
of Assets and Liabilities[1]
Non-cash Collateral[2]	(1,388)

Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

34   Payden Mutual Funds

The Fund seeks a high level of total return including income generation consistent with preservation of capital by investing in a wide variety of securities across many asset classes.	Portfolio Composition - percent of investments

	Corporate	41%
	U.S. Treasury	15%
	Mortgage Backed	15%
	Foreign Government	8%
	Asset Backed	7%
	Other	14%

Schedule of Investments - April 30, 2017 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (7%)
1,250,000	Apidos CLO 144A, 2.31%, 4/15/25 (a)(b)	$1,253
500,000	Carlyle Global Market Strategies CLO 2016-1 Ltd. 144A, 4.46%, 4/20/27 (a)(b)	504
287,827	Colony American Homes 2014-2 144A, 1.93%, 7/17/31 (a)(b)	288
985,971	Colony American Homes 2015-1 144A, 2.19%, 7/17/32 (a)(b)	989
863,954	Countrywide Asset-Backed Certificates, 4.87%, 10/25/46 (a)	814
500,000	Eaton Vance CLO 2015-1 Ltd. 144A, 5.36%, 10/20/26 (a)(b)	502
650,000	First Investors Auto Owner Trust 2016-2 144A, 2.53%, 7/15/22 (b)	644
255,091	Invitation Homes 2014-SFR1 Trust 144A, 1.99%, 6/17/31 (a)(b)	255
239,949	Invitation Homes 2014-SFR2 Trust 144A, 2.09%, 9/17/31 (a)(b)	240
536,066	Invitation Homes 2014-SFR3 Trust 144A, 2.19%, 12/17/31 (a)(b)	537
685,400	Invitation Homes 2015-SFR3 Trust 144A, 2.29%, 8/17/32 (a)(b)	689
400,000	LCM XX LLC 144A, 4.91%, 10/20/27 (a)(b)	403
500,000	LCM XXI LP 144A, 4.66%, 4/20/28 (a)(b)	505
500,000	Octagon Investment Partners 26 Ltd. 144A, 4.51%, 4/15/27 (a)(b)	504
1,250,000	Venture XVII CLO Ltd. 144A, 2.64%, 7/15/26 (a)(b)	1,251
387,611	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	389
178,777	VOLT XXXV LLC 144A, 3.50%, 6/26/45 (b)	180
800,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	814
Total Asset Backed (Cost - $10,655)		10,761

Bank Loans(c) (6%)
398,056	Akorn Inc. Term Loan B 1L, 5.25%, 4/16/21	403
508,320	Albertson’s LLC Term Loan B4 1L, 3.99%, 8/25/21	511
421,064	Allison Transmission Inc. Term Loan B 1L, 2.99%, 9/23/22	426
500,000	Berry Plastics Corp. Term Loan L 1L, 3.24%, 1/06/21	503
653,216	Burlington Coat Factory Warehouse Corp. Term Loan B4 1L, 3.75%, 7/29/21	656
488,676	CDW LLC/CDW Finance Corp. Term loan B 1L, 3.15%, 8/17/23	492
486,250	DaVita Inc. Term Loan B 1L, 3.74%, 6/24/21	492

Principal or Shares	Security Description	Value (000)

457,841	Libbey Glass Inc. Term Loan B 1L, 3.99%, 4/09/21	$444
398,459	Michaels Stores Inc. Term Loan B1 1L, 3.75%, 1/28/23	398
588,000	Petsmart Inc. Term Loan B 1L, 4.02%, 3/10/22	541
2,487,500	Revlon Consumer Products Corp. Term Loan B 1L, 4.49%, 9/07/23	2,494
486,398	Sabre Global Inc. Term Loan B 1L, 3.74%, 2/22/24	492
500,000	SFR Group SA Term Loan B11 1L, 3.94%, 6/22/25	499
592,462	Trinseo Materials Finance Inc. Term Loan B 1L, 4.25%, 11/05/21	599
272,531	Vantiv LLC Term Loan B 1L, 3.49%, 10/14/23	276
291,667	Visteon Corp. Term Loan B IL, 3.50%, 3/20/24	294
Total Bank Loans (Cost - $9,491)		9,520

Corporate Bond (43%)
Financial (15%)
435,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 5.00%, 10/01/21	472
400,000	Aircastle Ltd., 5.50%, 2/15/22	435
200,000	Alexandria Real Estate Equities Inc., 2.75%, 1/15/20	202
410,000	Ally Financial Inc., 3.25%, 11/05/18	415
185,000	Ares Capital Corp., 3.63%, 1/19/22	185
445,000	Athene Global Funding 144A, 2.75%, 4/20/20 (b)	445
645,000	Bank of America Corp., 2.88%, 4/24/23 (a)	645
475,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 144A, 2.70%, 9/09/18 (b)	480
270,000	Barclays PLC, 3.68%, 1/10/23	275
300,000	Capital One Bank USA NA, 2.30%, 6/05/19	301
360,000	Carlyle Holdings Finance LLC 144A, 3.88%, 2/01/23 (b)	367
750,000	Citigroup Inc., 2.90%, 12/08/21	755
375,000	Citigroup Inc., 4.45%, 9/29/27	385
130,000	Citigroup Inc., 6.13%, 12/29/49 (a)	139
750,000	Citizens Bank NA/Providence RI, 2.55%, 5/13/21	751
600,000	Credit Suisse Group AG 144A, 3.57%, 1/09/23 (b)	608
415,000	Crown Castle International Corp., 2.25%, 9/01/21	407
400,000	Discover Bank, 3.10%, 6/04/20	409
400,000	E*TRADE Financial Corp., 5.38%, 11/15/22	423
425,000	Enstar Group Ltd., 4.50%, 3/10/22	436
850,000	Export-Import Bank of India, 3.88%, 10/02/19	876

Semi-Annual Report    35

Principal or Shares	Security Description	Value (000)

770,000	Five Corners Funding Trust 144A, 4.42%, 11/15/23 (b)	$829
250,000	Ford Motor Credit Co. LLC, 2.42%, 3/28/22 (a)	252
630,000	Ford Motor Credit Co. LLC, 3.81%, 1/09/24	637
235,000	FS Investment Corp., 4.25%, 1/15/20	240
705,000	General Motors Financial Co. Inc., 2.71%, 1/14/22 (a)	719
1,135,000	Goldman Sachs Group Inc., 2.28%, 4/26/22 (a)	1,142
225,000	Hospitality Properties Trust, 4.50%, 3/15/25	228
530,000	HSBC USA Inc., 2.00%, 8/07/18	531
275,000	Hyundai Capital Services Inc. 144A, 3.00%, 3/06/22 (b)	275
280,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 144A, 6.75%, 2/01/24 (b)	293
360,000	KeyCorp, 2.90%, 9/15/20	367
630,000	Lloyds Banking Group PLC, 3.00%, 1/11/22	635
150,000	Macquarie Group Ltd. 144A, 3.00%, 12/03/18 (b)	152
235,000	Mizuho Financial Group Inc. 144A, 2.63%, 4/12/21 (b)	235
590,000	Morgan Stanley, 2.37%, 5/08/24 (a)	592
600,000	Pacific LifeCorp 144A, 6.00%, 2/10/20 (b)	652
950,000	QBE Insurance Group Ltd. 144A, 2.40%, 5/01/18 (b)	952
600,000	Santander Holdings USA Inc./PA, 2.65%, 4/17/20	599
250,000	Santander UK Group Holdings PLC, 3.57%, 1/10/23	253
168,000	Scentre Group Trust 1 / Scentre Group Trust 2 144A, 2.38%, 11/05/19 (b)	168
350,000	Select Income REIT, 4.50%, 2/01/25	354
450,000	Senior Housing Properties Trust, 4.75%, 5/01/24	465
160,000	Senior Housing Properties Trust, 6.75%, 4/15/20	174
245,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20 (b)	245
150,000	Synchrony Financial, 3.75%, 8/15/21	155
400,000	TIAA Asset Management Finance Co. LLC 144A, 2.95%, 11/01/19 (b)	407
455,000	VEREIT Operating Partnership LP, 3.00%, 2/06/19	458
165,000	Vornado Realty LP, 2.50%, 6/30/19	166
500,000	WEA Finance LLC / Westfield UK & Europe Finance PLC 144A, 2.70%, 9/17/19 (b)	505
		22,091
Industrial (23%)
850,000	Abbott Laboratories, 3.40%, 11/30/23	864
180,000	AbbVie Inc., 2.30%, 5/14/21	179
300,000	AbbVie Inc., 2.50%, 5/14/20	303
300,000	AbbVie Inc., 3.20%, 11/06/22	306
300,000	Albertsons Companies LLC / Safeway Inc. / New Albertson’s Inc. / Albertson’s LLC 144A, 6.63%, 6/15/24 (b)	308
8,700,000	America Movil SAB de CV, 6.00%, 6/09/19 MXN (d)	447
223,488	American Airlines 2013-2 Class B Pass Through Trust 144A, 5.60%, 7/15/20 (b)	233

Principal or Shares	Security Description	Value (000)

300,000	American Axle & Manufacturing Inc., 6.25%, 3/15/21 (e)	$309
700,000	Amgen Inc., 3.63%, 5/15/22	732
200,000	ARD Finance SA 144A, 7.13%, 9/15/23 (b)	208
800,000	AT&T Inc., 3.40%, 5/15/25	780
600,000	AT&T Inc., 3.80%, 3/01/24	611
600,000	BAE Systems Holdings Inc. 144A, 2.85%, 12/15/20 (b)	608
350,000	Baxalta Inc., 2.88%, 6/23/20	356
500,000	Blue Cross & Blue Shield of Minnesota 144A, 3.79%, 5/01/25 (b)	498
535,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 144A, 3.63%, 1/15/24 (b)	544
565,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 144A, 3.88%, 1/15/27 (b)	574
300,000	BWAY Holding Co. 144A, 7.25%, 4/15/25 (b)	300
415,000	CA Inc., 3.60%, 8/15/22	426
300,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 9/01/23	316
300,000	CenturyLink Inc., 6.45%, 6/15/21	326
400,000	CF Industries Inc., 6.88%, 5/01/18	419
200,000	Change Healthcare Holdings LLC / Change Healthcare Finance Inc. 144A, 5.75%, 3/01/25 (b)	206
145,000	CNH Industrial Capital LLC, 3.63%, 4/15/18	147
430,000	CommScope Inc. 144A, 5.00%, 6/15/21 (b)	443
500,000	Dana Inc., 5.38%, 9/15/21	523
755,000	Danone SA 144A, 2.59%, 11/02/23 (b)	736
565,000	Darden Restaurants Inc., 6.80%, 10/15/37	705
300,000	DaVita Inc., 5.13%, 7/15/24	309
1,265,000	Dell International LLC / EMC Corp. 144A, 4.42%, 6/15/21 (b)	1,329
165,000	Delta Air Lines Inc., 2.88%, 3/13/20	167
500,000	DISH DBS Corp., 5.88%, 11/15/24	527
300,000	Dole Food Co. Inc. 144A, 7.25%, 6/15/25 (b)	312
720,000	Dow Chemical Co., 3.50%, 10/01/24	740
200,000	DXC Technology Co. 144A, 4.25%, 4/15/24 (b)	205
450,000	GATX Corp., 2.50%, 3/15/19	454
149,000	Hertz Corp., 6.75%, 4/15/19 (e)	149
270,000	Hill-Rom Holdings Inc. 144A, 5.00%, 2/15/25 (b)	274
300,000	HPHT Finance 15 Ltd. 144A, 2.25%, 3/17/18 (b)	300
500,000	Keysight Technologies Inc., 3.30%, 10/30/19	507
400,000	L Brands Inc., 5.63%, 10/15/23	422
343,043	Latam Airlines 2015-1 Pass Through Trust A, 4.20%, 11/15/27	343
420,000	Level 3 Communications Inc., 5.75%, 12/01/22	438
470,000	LifePoint Health Inc., 5.50%, 12/01/21	486
590,000	Mondelez International Holdings Netherlands BV 144A, 2.00%, 10/28/21 (b)	572
635,000	Mylan NV, 3.15%, 6/15/21	642
300,000	New Red Finance Inc. 144A, 4.63%, 1/15/22 (b)	310
280,000	New Red Finance Inc. 144A, 6.00%, 4/01/22 (b)	293
430,000	Orange SA, 1.63%, 11/03/19	425
250,000	Orange SA, 9.00%, 3/01/31	374
500,000	Party City Holdings Inc. 144A, 6.13%, 8/15/23 (b)	518

36   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

475,000	Pernod Ricard SA 144A, 4.25%, 7/15/22 (b)	$507
300,000	Perrigo Co. PLC, 2.30%, 11/08/18	302
500,000	Regal Entertainment Group, 5.75%, 3/15/22	524
300,000	Revlon Consumer Products Corp., 5.75%, 2/15/21	300
230,000	Ryder System Inc., 2.50%, 5/11/20	231
485,000	Seagate HDD Cayman 144A, 4.88%, 3/01/24 (b)	483
555,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	549
435,000	Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	427
885,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21 (b)	869
275,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (b)	276
400,000	SoftBank Group Corp. 144A, 4.50%, 4/15/20 (b)	417
480,000	Solvay Finance America LLC 144A, 3.40%, 12/03/20 (b)	495
400,000	Sonic Automotive Inc., 5.00%, 5/15/23	386
500,000	Southwest Airlines Co., 2.75%, 11/06/19	509
300,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 6/01/24	299
355,000	Tech Data Corp., 3.70%, 2/15/22	361
300,000	Tenet Healthcare Corp., 8.13%, 4/01/22	306
450,000	Tesco PLC 144A, 5.50%, 11/15/17 (b)	458
730,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	710
500,000	Thermo Fisher Scientific Inc., 3.30%, 2/15/22	514
500,000	Time Warner Cable LLC., 6.75%, 7/01/18	527
680,000	Time Warner Inc., 4.70%, 1/15/21	732
600,000	United Rentals North America Inc., 5.88%, 9/15/26	635
825,000	Verizon Communications Inc., 4.13%, 8/15/46	722
640,000	Verizon Communications Inc., 5.15%, 9/15/23	709
370,000	Walgreens Boots Alliance Inc., 2.60%, 6/01/21	372
165,000	WestRock MWV LLC, 7.38%, 9/01/19	184
		35,307
Utility (5%)
550,000	Colorado Interstate Gas Co. LLC / Colorado Interstate Issuing Corp. 144A, 4.15%, 8/15/26 (b)	545
750,000	Dominion Resources Inc./VA, 1.90%, 6/15/18	750
820,000	Ecopetrol SA, 5.88%, 9/18/23	889
430,000	Emera U.S. Finance LP, 2.70%, 6/15/21	431
465,000	Encana Corp., 5.15%, 11/15/41	455
500,000	Entergy Louisiana LLC, 5.00%, 7/15/44	508
350,000	Great Plains Energy Inc., 3.15%, 4/01/22	355
525,000	KazMunayGas National Co. JSC 144A, 6.38%, 4/09/21 (b)	578
500,000	MEG Energy Corp. 144A, 6.50%, 1/15/25 (b)	496
370,000	Regency Energy Partners LP / Regency Energy Finance Corp., 5.00%, 10/01/22	395
510,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	555
250,000	Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	281
845,000	Sinopec Group Overseas Development 2012 Ltd. 144A, 3.90%, 5/17/22 (b)	881

Principal or Shares	Security Description	Value (000)

300,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.88%, 3/01/27	$ 301
		7,420
Total Corporate Bond (Cost - $64,494)		64,818
Foreign Government (9%)
650,000	Argentine Republic Government International Bond, 6.88%, 4/22/21	713
650,000	Brazilian Government International Bond, 2.63%, 1/05/23	609
490,000	Colombia Government International Bond, 3.88%, 4/25/27	495
755,000	Croatia Government International Bond 144A, 6.38%, 3/24/21 (b)	836
710,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (b)	790
430,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (b)	477
500,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	572
566,000	Hungary Government International Bond, 4.13%, 2/19/18	577
460,000	Indonesia Government International Bond 144A, 5.88%, 3/13/20 (b)	503
355,000	Indonesia Government International Bond, 5.88%, 3/13/20 (f)	388
555,000	Indonesia Government International Bond 144A, 5.88%, 1/15/24 (b)	634
645,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (b)	668
1,200,000	Mexico Government International Bond, 4.15%, 3/28/27	1,235
525,000	Panama Government International Bond, 5.20%, 1/30/20	568
520,000	Perusahaan Penerbit SBSN Indonesia III 144A, 3.40%, 3/29/22 (b)	525
770,000	Peruvian Government International Bond, 4.13%, 8/25/27	840
560,000	Provincia de Buenos Aires/Argentina 144A, 5.75%, 6/15/19 (b)	580
642,000	Romanian Government International Bond 144A, 6.75%, 2/07/22 (b)	745
465,000	Saudi Government International Bond 144A, 3.25%, 10/26/26 (b)	455
600,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	690
Total Foreign Government (Cost - $12,503)		12,900

Mortgage Backed (15%)
199,523	Alternative Loan Trust 2005-47CB, 5.50%, 10/25/35	170
222,785	Alternative Loan Trust 2005-54CB, 5.13%, 11/25/35	188
347,804	Alternative Loan Trust 2007-9T1, 6.00%, 5/25/37	254

Semi-Annual Report    37

Principal or Shares	Security Description	Value (000)

496,096	American Home Mortgage Investment Trust 2006-3, 3.18%, 12/25/36 (a)	$377
359,316	Banc of America Funding 2005-H Trust, 3.22%, 11/20/35 (a)	307
578,643	BCAP LLC Trust 2007-AA2, 6.00%, 4/25/37	502
268,185	CHL Mortgage Pass-Through Trust 2004-29, 2.38%, 2/25/35 (a)	212
272,574	Credit Suisse Mortgage Capital Certificates 144A, 1.55%, 5/25/43 (a)(b)	263
155,807	CSMC Mortgage-Backed Trust 2006-7, 6.00%, 8/25/36	129
720,133	Fannie Mae Connecticut Avenue Securities, 3.19%, 10/25/28 (a)	731
500,000	Fannie Mae Connecticut Avenue Securities, 3.89%, 7/25/24 (a)	525
500,000	Fannie Mae Connecticut Avenue Securities, 3.99%, 7/25/24 (a)	526
1,000,000	Fannie Mae Connecticut Avenue Securities, 5.99%, 7/25/25 (a)	1,114
400,000	Fannie Mae Connecticut Avenue Securities, 6.69%, 4/25/28 (a)	457
750,000	Fannie Mae Connecticut Avenue Securities, 6.99%, 9/25/28 (a)	876
499,926	Fannie Mae Connecticut Avenue Securities, 11.24%, 1/25/29 (a)	606
499,947	Fannie Mae Connecticut Avenue Securities, 13.24%, 9/25/28 (a)	670
2,700,000	FN, 3.00%, 15YR TBA (g)	2,778
2,420,000	FN, 4.50%, 30YR TBA (g)	2,604
1,000,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 4.59%, 4/25/24 (a)	1,096
499,429	Freddie Mac Structured Agency Credit Risk Debt Notes, 8.54%, 12/25/27 (a)	564
246,867	Freddie Mac Structured Agency Credit Risk Debt Notes, 8.94%, 5/25/25 (a)	277
499,757	Freddie Mac Structured Agency Credit Risk Debt Notes, 9.79%, 3/25/28 (a)	566
499,796	Freddie Mac Structured Agency Credit Risk Debt Notes, 10.34%, 4/25/28 (a)	591
332,127	Freddie Mac Structured Agency Credit Risk Debt Notes, 11.49%, 5/25/28 (a)	407
245,886	Freddie Mac Structured Agency Credit Risk Debt Notes, 11.74%, 3/25/25 (a)	316
499,889	Freddie Mac Structured Agency Credit Risk Debt Notes, 12.24%, 12/25/28 (a)	625
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 12.24%, 10/25/29 (a)	254
460,917	GSMPS Mortgage Loan Trust 2005-RP2 144A,
	1.34%, 3/25/35 (a)(b)	410
78,495	JP Morgan Mortgage Trust 2006-A4, 3.42%, 6/25/36 (a)	69
355,467	JP Morgan Mortgage Trust 2014-2 144A, 3.00%, 6/25/29 (a)(b)	359
781,777	JP Morgan Seasoned Mortgage Trust 2014-1 144A, 1.49%, 5/25/33 (a)(b)	772
181,212	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (a)(b)	189

Principal or Shares	Security Description	Value (000)

164,068	New Residential Mortgage Loan Trust 2015-1 144A, 3.75%, 5/28/52 (a)(b)	$169
642,719	New Residential Mortgage Loan Trust 2015-2 144A, 3.75%, 8/25/55 (a)(b)	663
190,189	PHH Alternative Mortgage Trust Series 2007-1, 6.00%, 2/25/37	169
287,856	RFMSI Series 2006-SA2 Trust, 4.20%, 8/25/36 (a)	245
1,000,000	Seasoned Credit Risk Transfer Trust Series 2017-1 144A, 3.00%, 9/25/55 (a)(b)	961
349,199	WaMu Mortgage Pass Through Certificates, 2.88%, 9/25/36 (a)	329
870,045	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 2.96%, 2/25/37 (a)	796
Total Mortgage Backed (Cost - $22,024)		23,116

Municipal (3%)
650,000	California Pollution Control Financing Authority 144A, 5.00%, 7/01/37 (b)	695
600,000	California Pollution Control Financing Authority 144A, 5.00%, 11/21/45 (b)	601
250,000	District of Columbia Water & Sewer Authority, 4.81%, 10/01/14	256
1,500,000	Municipal Improvement Corp. of Los Angeles, 3.43%, 11/01/21	1,564
1,000,000	New York Transportation Development Corp., 5.00%, 7/01/41	1,074
Total Municipal (Cost - $4,225)		4,190

U.S. Treasury (16%)
4,370,000	U.S. Treasury Bill, 0.27%, 5/11/17 (h)	4,369
380,000	U.S. Treasury Bond, 2.88%, 8/15/45	374
4,360,000	U.S. Treasury Note, 1.13%, 2/28/19	4,351
570,000	U.S. Treasury Note, 1.25%, 11/15/18 (i)	570
1,810,000	U.S. Treasury Note, 1.38%, 6/30/23	1,742
506,000	U.S. Treasury Note, 1.63%, 2/15/26	481
2,770,000	U.S. Treasury Note, 1.63%, 5/15/26	2,625
4,600,000	U.S. Treasury Note, 1.88%, 1/31/22	4,615
2,890,000	U.S. Treasury Note, 2.00%, 11/15/26	2,820
1,500,000	U.S. Treasury Note, 2.25%, 2/15/27	1,496
Total U.S. Treasury (Cost - $23,535)		23,443

Stocks (3%)
Master Limited Partnership (1%)
19,200	Enterprise Products Partners LP	525
7,400	Magellan Midstream Partners LP	550
11,100	Spectra Energy Partners LP	501
		1,576
Preferred Stock (1%)
7,500	Bank of America Corp., 6.50% (e)	202
6,650	BB&T Corp., 5.63% (e)	172
8,000	Charles Schwab Corp., 5.95%	216
4,050	Discover Financial Services, 6.50%	105
8,000	First Republic Bank, 5.50% (e)	203
3,840	Goldman Sachs Group Inc., 6.30%	103
3,550	US Bancorp, 6.50%	104
		1,105
Real Estate Investment Trust (1%)
8,500	Prologis Inc.	462

38   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

2,300	Public Storage	$482
2,360	Simon Property Group Inc.	390
		1,334
Total Stocks (Cost - $3,854)		4,015

Investment Company (3%)
4,106,090	Payden Cash Reserves Money Market Fund * (Cost - $4,106)	4,106

Total Investments (Cost - $154,887) (105%)		156,869
Liabilities in excess of Other Assets (-5%)		(7,179)
Net Assets (100%)		$149,690

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Principal in foreign currency.
(e)	All or a portion of these securities are on loan. At April 30, 2017, the total market value of the Fund’s securities on loan is $740 and the total market value of the collateral held by the Fund is $761. Amounts in 000s.
(f)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(g)	Security was purchased on a delayed delivery basis.
(h)	Yield to maturity at time of purchase.
(i)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Depreciation (000s)

Liabilities:
7/19/2017	Australian Dollar (Sell 3,023)	State Street Bank & Trust Co.	$ (7)
7/19/2017	Canadian Dollar (Buy 3,066)	State Street Bank & Trust Co.	(12)
6/28/2017	Euro (Sell 1,571)	HSBC Bank USA, N.A.	(17)
6/26/2017	Mexican Peso (Sell 8,570)	Credit Suisse First Boston International	(8)
6/28/2017	Norwegian Krone (Buy 14,492)	HSBC Bank USA, N.A.	(6)
			$(50)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
63	90-Day Eurodollar Future	Jun-18	$15,488	$ 5
63	90-Day Eurodollar Future	Sep-18	(15,473)	(7)
52	U.S. 10 Year Ultra Future	Jun-17	(7,044)	(146)
6	U.S. Long Bond Future	Jun-17	(918)	(17)
25	U.S. Treasury 10 Year Note Future	Jun-17	(3,143)	(60)
68	U.S. Treasury 5 Year Note Future	Jun-17	8,052	96
				$(129)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$740
Non-cash Collateral[2]	(740)

Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    39

The Fund seeks a high level of total return by generally

investing in below investment grade debt instruments and

income producing securities of emerging market countries

denominated in U.S. and foreign currencies with no limit

on the average portfolio maturity.

Portfolio Composition - percent of investments

Mortgage Backed	34%
Corporate	29%
Asset Backed	16%
Foreign Government	12%
U.S. Treasury	4%
Other	5%

Schedule of Investments - April 30, 2017 (Unaudited)
Principal or Shares	Security Description	Value (000)
Asset Backed (16%)
300,000	Apidos CLO 144A, 4.96%, 10/20/27 (a)(b)	$302
550,000	Babson CLO Ltd. 144A, 4.61%, 4/20/27 (a)(b)	546
250,000	Carlyle Global Market Strategies CLO 2015-2 Ltd. 144A, 2.64%, 4/27/27 (a)(b)	250
650,000	Cent CLO LP 144A, 2.27%, 7/23/25 (a)(b)	651
182,989	Colony American Homes 2014-1 144A, 2.14%, 5/17/31 (a)(b)	183
431,741	Colony American Homes 2014-2 144A, 1.93%, 7/17/31 (a)(b)	432
167,615	Colony American Homes 2015-1 144A, 2.19%, 7/17/32 (a)(b)	168
578,673	Colony Starwood Homes 2016-2 Trust 144A, 2.24%, 12/17/33 (a)(b)	583
1,187,937	Countrywide Asset-Backed Certificates, 4.87%, 10/25/46 (a)	1,120
670,000	Drive Auto Receivables Trust 2016-B 144A, 4.53%, 8/15/23 (b)	688
520,000	Dryden XXXI Senior Loan Fund 144A, 2.24%, 4/18/26 (a)(b)	520
450,000	Dryden XXXI Senior Loan Fund 144A, 4.51%, 4/18/26 (a)(b)	448
590,000	First Investors Auto Owner Trust 2016-1 144A, 4.70%, 4/18/22 (b)	613
135,774	Invitation Homes 2014-SFR1 Trust 144A, 1.99%, 6/17/31 (a)(b)	136
249,547	Invitation Homes 2014-SFR2 Trust 144A, 2.09%, 9/17/31 (a)(b)	250
293,195	Invitation Homes 2015-SFR2 Trust 144A, 2.34%, 6/17/32 (a)(b)	294
250,000	Madison Park Funding XIII Ltd. 144A, 1.99%, 1/19/25 (a)(b)	250
480,000	Madison Park Funding XIV Ltd. 144A, 2.28%, 7/20/26 (a)(b)	480
250,000	Octagon Investment Partners 24 Ltd. 144A, 2.50%, 5/21/27 (a)(b)	250
450,000	OHA Credit Partners XI Ltd. 144A, 5.46%, 10/20/28 (a)(b)	455
450,000	Prestige Auto Receivables Trust 2016-1 144A, 5.15%, 11/15/21 (b)	470
505,000	Santander Drive Auto Receivables Trust 2015-3, 3.49%, 5/17/21	515
720,000	Thacher Park CLO Ltd. 144A, 2.15%, 10/20/26 (a)(b)	720
700,000	Venture XVII CLO Ltd. 144A, 2.64%, 7/15/26 (a)(b)	701
580,000	Verizon Owner Trust 2016-1 144A, 1.42%, 1/20/21 (b)	578

Principal or Shares	Security Description	Value (000)

69,275	VOLT XXII LLC 144A, 3.50%, 2/25/55 (b)	$70
89,449	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	90
205,066	VOLT XXXIII LLC 144A, 3.50%, 3/25/55 (b)	206
265,129	VOLT XXXIV LLC 144A, 3.25%, 2/25/55 (b)	266
39,331	VOLT XXXV LLC 144A, 3.50%, 6/26/45 (b)	39
625,000	Westlake Automobile Receivables Trust 2016-1 144A, 4.55%, 9/15/21 (b)	640
250,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	254
Total Asset Backed (Cost - $12,977)		13,168

Bank Loans(c) (4%)
150,000	Air Canada Term Loan B 1L, 3.90%, 10/06/23	151
350,000	Berry Plastics Corp. Term Loan L 1L, 3.24%, 1/06/21	352
401,261	Burlington Coat Factory Warehouse Corp. Term Loan B4 1L, 3.75%, 7/29/21	403
425,700	Charter Communications Operating LLC Term Loan H 1L, 3.00%, 1/15/22	428
342,085	DaVita Inc. Term Loan B 1L, 3.74%, 6/24/21	346
329,700	J.C. Penney Corp., Inc. Term Loan B 1L, 5.30%, 6/23/23	330
228,838	Michaels Stores Inc. Term Loan B1 1L, 3.75%, 1/28/23	229
225,000	Rite Aid Corp., 4.88%, 6/21/21	226
293,920	Sabre Global Inc. Term Loan B 1L, 3.74%, 2/22/24	297
259,350	Serta Simmons Bedding LLC Term Loan 1L, 4.54%, 11/08/23	261
205,193	Visteon Corp. Term Loan B IL, 3.50%, 3/20/24	207
Total Bank Loans (Cost - $3,203)		3,230

Corporate Bond (29%)
440,000	AbbVie Inc., 2.50%, 5/14/20	444
380,000	ABN AMRO Bank NV 144A, 2.10%, 1/18/19 (b)	381
85,000	Actavis Funding SCS, 3.00%, 3/12/20	87
290,000	Aircastle Ltd., 4.63%, 12/15/18	301
200,000	Ally Financial Inc., 3.25%, 11/05/18	203
90,000	Ally Financial Inc., 4.25%, 4/15/21	92
290,000	American Express Credit Corp., 1.70%, 10/30/19	289
210,000	Amgen Inc., 2.13%, 5/01/20	210
110,000	Amgen Inc., 3.88%, 11/15/21	117
420,000	Amphenol Corp., 2.20%, 4/01/20	421
540,000	ANZ New Zealand International Ltd./London 144A, 2.25%, 2/01/19 (b)	542
350,000	Apple Inc., 1.90%, 2/07/20	352
100,000	Arizona Public Service Co., 2.20%, 1/15/20	100

40   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

290,000	AT&T Inc., 3.20%, 3/01/22	$294
270,000	Athene Global Funding 144A, 4.00%, 1/25/22 (b)	279
150,000	AutoZone Inc., 2.50%, 4/15/21	150
440,000	Bank of America Corp., 3.12%, 1/20/23 (a)	445
130,000	Baylor Scott & White Holdings, 2.12%, 11/15/20	130
350,000	BNZ International Funding Ltd./London 144A, 2.40%, 2/21/20 (b)	352
350,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 144A, 2.38%, 1/15/20 (b)	350
330,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 144A, 3.00%, 1/15/22 (b)	333
200,000	CA Inc., 3.60%, 8/15/22	206
580,000	Citigroup Inc., 2.05%, 12/07/18	581
340,000	Consolidated Edison Inc., 2.00%, 5/15/21	335
360,000	Continental Airlines 2012-3 Class C Pass Thru Certificates, 6.13%, 4/29/18	374
160,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.88%, 2/08/22	170
265,000	CSC Holdings LLC, 8.63%, 2/15/19	293
250,000	CVS Health Corp., 2.80%, 7/20/20	255
400,000	Daimler Finance North America LLC 144A, 2.30%, 1/06/20 (b)	401
350,000	Dell International LLC / EMC Corp. 144A, 4.42%, 6/15/21 (b)	368
170,000	DISH DBS Corp., 4.25%, 4/01/18	173
370,000	DNB Bank ASA 144A, 2.38%, 6/02/21 (b)	369
420,000	Dominion Resources Inc./VA, 2.50%, 12/01/19	425
300,000	DXC Technology Co. 144A, 4.25%, 4/15/24 (b)	308
80,000	Electronic Arts Inc., 3.70%, 3/01/21	83
150,000	ERAC USA Finance LLC 144A, 2.80%, 11/01/18 (b)	152
300,000	Fifth Third Bank/Cincinnati OH, 2.38%, 4/25/19	303
250,000	First Data Corp. 144A, 5.38%, 8/15/23 (b)	261
200,000	Ford Motor Credit Co. LLC, 2.60%, 11/04/19	201
200,000	Ford Motor Credit Co. LLC, 2.68%, 1/09/20	202
345,000	Frontier Communications Corp., 6.25%, 9/15/21 (d)	321
660,000	Gilead Sciences Inc., 2.55%, 9/01/20	669
270,000	Goldman Sachs Group Inc., 2.60%, 4/23/20	272
300,000	Hewlett Packard Enterprise Co., 3.60%, 10/15/20	310
180,000	Hyundai Capital America 144A, 2.40%, 10/30/18 (b)	181
240,000	Hyundai Capital America 144A, 2.55%, 4/03/20 (b)	241
390,000	Hyundai Capital Services Inc. 144A, 3.00%, 3/06/22 (b)	390
275,000	International Lease Finance Corp., 3.88%, 4/15/18	280
130,000	International Lease Finance Corp., 5.88%, 4/01/19	139
520,000	JPMorgan Chase & Co., 2.25%, 1/23/20	522
60,000	JPMorgan Chase & Co., 2.78%, 4/25/23 (a)	60
250,000	Manufacturers & Traders Trust Co., 2.10%, 2/06/20	250
195,000	Manulife Financial Corp., 4.06%, 2/24/32 (a)	198

Principal or Shares	Security Description	Value (000)

160,000	Metropolitan Life Global Funding I 144A, 2.30%, 4/10/19 (b)	$161
420,000	Microsoft Corp., 2.38%, 2/12/22	424
410,000	Mitsubishi UFJ Financial Group Inc., 3.00%, 2/22/22	415
240,000	Mizuho Financial Group Inc. 144A, 2.63%, 4/12/21 (b)	240
350,000	Mizuho Financial Group Inc., 2.95%, 2/28/22	352
100,000	Morgan Stanley, 1.84%, 2/14/20 (a)	100
450,000	Morgan Stanley, 2.80%, 6/16/20	457
320,000	National Australia Bank Ltd. 144A, 2.40%, 12/09/19 (b)	322
125,000	New Red Finance Inc. 144A, 6.00%, 4/01/22 (b)	131
200,000	Perrigo Co. PLC, 2.30%, 11/08/18	201
250,000	Regal Entertainment Group, 5.75%, 3/15/22	262
391,000	Reynolds American Inc., 3.25%, 6/12/20	403
230,000	Shell International Finance BV, 2.25%, 11/10/20	231
290,000	Skandinaviska Enskilda Banken AB 144A, 2.63%, 11/17/20 (b)	293
340,000	Smithfield Foods Inc. 144A, 3.35%, 2/01/22 (b)	342
300,000	Southern Co., 2.75%, 6/15/20	303
255,000	Sprint Communications Inc., 8.38%, 8/15/17	260
240,000	Tesoro Corp. 144A, 4.75%, 12/15/23 (b)	253
140,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	136
300,000	Thermo Fisher Scientific Inc., 2.40%, 2/01/19	302
150,000	Time Warner Inc., 2.10%, 6/01/19	150
90,000	Universal Health Services Inc. 144A, 4.75%, 8/01/22 (b)	93
770,000	Verizon Communications Inc., 3.13%, 3/16/22	782
350,000	Visa Inc., 2.20%, 12/14/20	353
380,000	Wells Fargo & Co., 3.07%, 1/24/23	385
210,000	Westpac Banking Corp., 2.60%, 11/23/20	212
420,000	William Wrigley Jr Co. 144A, 2.90%, 10/21/19 (b)	428
Total Corporate Bond (Cost - $22,965)		23,156

Foreign Government (12%)
660,000	Argentine Republic Government International Bond, 3.88%, 1/15/22 EUR (e)	723
310,000	Croatia Government International Bond 144A, 6.75%, 11/05/19 (b)	338
550,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (b)	612
200,000	Georgia Government International Bond, 6.88%, 4/12/21 (f)	222
300,000	Guatemala Government Bond 144A, 5.75%, 6/06/22 (b)	331
300,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (b)	343
560,000	Hungary Government International Bond, 6.25%, 1/29/20	615
380,000	Indonesia Government International Bond 144A, 5.88%, 3/13/20 (b)	416
180,000,000	Japan Treasury Discount Bill, 0.00%, 5/29/17 JPY (e)(g)	1,615

Semi-Annual Report    41

Principal or Shares	Security Description	Value (000)

170,000,000	Japan Treasury Discount Bill, 0.00%, 6/26/17 JPY (e)(g)	$1,525
200,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (b)	207
390,000	Nigeria Government International Bond, 5.13%, 7/12/18 (f)	397
590,000	Romanian Government International Bond, 6.75%, 2/07/22 (f)	685
290,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	334
300,000	Serbia International Bond 144A, 5.88%, 12/03/18 (b)	316
300,000	Sri Lanka Government International Bond 144A, 6.25%, 10/04/20 (b)	319
300,000	Vietnam Government International Bond 144A, 6.75%, 1/29/20 (b)	328
Total Foreign Government (Cost - $9,240)		9,326

Mortgage Backed (34%)
800,186	Alternative Loan Trust 2005-56, 1.72%, 11/25/35 (a)	693
255,856	Alternative Loan Trust 2006-45T1, 6.00%, 2/25/37	187
280,405	Alternative Loan Trust 2006-HY11, 1.11%, 6/25/36 (a)	236
944,742	Alternative Loan Trust 2007-12T1, 6.00%, 6/25/37	760
238,861	American Home Mortgage Investment Trust 2006-3, 3.18%, 12/25/36 (a)	181
227,808	Banc of America Funding 2005-H Trust, 3.22%, 11/20/35 (a)	195
248,387	Bear Stearns ALT-A Trust 2006-6, 3.20%, 11/25/36 (a)	222
200,355	Bear Stearns ARM Trust 2007-3, 3.41%, 5/25/47 (a)	190
257,457	CHL Mortgage Pass-Through Trust 2004-29, 2.38%, 2/25/35 (a)	203
210,848	CHL Mortgage Pass-Through Trust 2006-HYB1, 3.22%, 3/20/36 (a)	181
315,637	CHL Mortgage Pass-Through Trust 2007-HYB2, 3.37%, 2/25/47 (a)	271
450,000	Cosmopolitan Hotel Trust 2016-COSMO 144A, 2.39%, 11/15/33 (a)(b)	454
300,562	Credit Suisse Mortgage Capital Certificates 144A, 1.55%, 4/25/43 (a)(b)	286
177,173	Credit Suisse Mortgage Capital Certificates 144A, 1.55%, 5/25/43 (a)(b)	171
512,049	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB1, 5.60%, 2/25/36 (a)	453
299,251	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4, 6.00%, 10/25/36 (a)	269
149,805	Deutsche Alt-B Securities Mortgage Loan Trust Series 2006-AB4, 6.00%, 10/25/36	135
745,568	Fannie Mae Connecticut Avenue Securities, 2.14%, 9/25/29 (a)	749
796,636	Fannie Mae Connecticut Avenue Securities, 2.29%, 4/25/29 (a)	805

Principal or Shares	Security Description	Value (000)

706,201	Fannie Mae Connecticut Avenue Securities, 2.29%, 4/25/29 (a)	$711
482,459	Fannie Mae Connecticut Avenue Securities, 2.29%, 7/25/29 (a)	486
526,216	Fannie Mae Connecticut Avenue Securities, 2.44%, 1/25/29 (a)	531
456,769	Fannie Mae Connecticut Avenue Securities, 2.94%, 8/25/28 (a)	463
132,182	Fannie Mae Connecticut Avenue Securities, 2.99%, 10/25/23 (a)	134
248,322	Fannie Mae Connecticut Avenue Securities, 3.19%, 10/25/28 (a)	252
368,657	Fannie Mae Connecticut Avenue Securities, 4.99%, 5/25/25 (a)	400
350,000	Fannie Mae Connecticut Avenue Securities, 5.24%, 1/25/29 (a)	381
374,407	Fannie Mae Connecticut Avenue Securities, 5.54%, 2/25/25 (a)	406
248,650	Fannie Mae Connecticut Avenue Securities, 5.99%, 7/25/25 (a)	276
150,000	Fannie Mae Connecticut Avenue Securities, 5.99%, 7/25/25 (a)	167
450,000	Fannie Mae Connecticut Avenue Securities, 6.69%, 4/25/28 (a)	514
400,000	Fannie Mae Connecticut Avenue Securities, 6.99%, 9/25/28 (a)	467
306,011	First Horizon Alternative Mortgage Securities Trust 2006-AA5, 3.05%, 9/25/36 (a)	272
200,111	First Horizon Alternative Mortgage Securities Trust 2006-FA2, 6.00%, 5/25/36	158
532,568	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.19%, 7/25/29 (a)	536
345,542	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.19%, 8/25/29 (a)	348
1,660,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.19%, 10/25/29 (a)	1,671
668,851	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.64%, 4/25/24 (a)	676
245,235	Freddie Mac Structured Agency Credit Risk Debt Notes, 12.49%, 1/25/25 (a)	318
394,748	GreenPoint MTA Trust 2005-AR1, 1.43%, 6/25/45 (a)	355
217,756	GSMPS Mortgage Loan Trust 2005-RP2 144A, 1.34%, 3/25/35 (a)(b)	194
297,881	GSMPS Mortgage Loan Trust 2005-RP3 144A, 1.34%, 9/25/35 (a)(b)	256
131,417	HomeBanc Mortgage Trust 2004-1, 1.85%, 8/25/29 (a)	122
239,731	JP Morgan Mortgage Trust 2006-A3, 3.57%, 5/25/36 (a)	222
210,715	JP Morgan Mortgage Trust 2006-A3, 3.57%, 5/25/36 (a)	195
165,719	JP Morgan Mortgage Trust 2014-IVR3 144A, 3.00%, 9/25/44 (a)(b)	167
543,547	Merrill Lynch Mortgage Backed Securities Trust Series 2007-2, 3.43%, 8/25/36 (a)	502

42   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

598,588	New Residential Mortgage Loan Trust 2014-2
	144A, 3.75%, 5/25/54 (a)(b)	$614
164,114	New Residential Mortgage Loan Trust 2014-3
	144A, 5.64%, 11/25/54 (a)(b)	170
82,034	New Residential Mortgage Loan Trust 2015-1
	144A, 3.75%, 5/28/52 (a)(b)	84
216,568	New Residential Mortgage Loan Trust 2015-2
	144A, 3.75%, 8/25/55 (a)(b)	224
290,911	New Residential Mortgage Loan Trust 2016-1
	144A, 3.75%, 3/25/56 (a)(b)	299
635,280	New Residential Mortgage Loan Trust 2016-4
	144A, 3.75%, 11/25/56 (a)(b)	655
102,973	Provident Funding Mortgage Loan Trust 2005-2,
	3.10%, 10/25/35 (a)	102
307,918	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	292
640,000	Ripon Mortgages PLC 144A, 1.17%, 8/20/56
	GBP (a)(b)(e)	831
89,884	Sequoia Mortgage Trust, 1.79%, 10/20/27 (a)	88
521,787	Sequoia Mortgage Trust 2007-1,
	3.25%, 2/20/47 (a)	470
1,308,045	Structured Asset Mortgage Investments II Trust
	2006-AR7, 1.20%, 8/25/36 (a)	1,123
626,824	WaMu Mortgage Pass-Through Certificates,
	1.27%, 11/25/45 (a)	561
82,484	WaMu Mortgage Pass-Through Certificates,
	1.28%, 10/25/45 (a)	81
152,117	WaMu Mortgage Pass-Through Certificates,
	1.28%, 12/25/45 (a)	144
487,083	WaMu Mortgage Pass-Through Certificates,
	1.60%, 8/25/45 (a)	357
111,166	WaMu Mortgage Pass-Through Certificates,
	2.50%, 6/25/37 (a)	107
991,055	WaMu Mortgage Pass-Through Certificates,
	2.84%, 7/25/37 (a)	903
230,058	WaMu Mortgage Pass-Through Certificates,
	2.86%, 8/25/46 (a)	210
102,706	WaMu Mortgage Pass-Through Certificates,
	2.88%, 9/25/36 (a)	97
195,202	WaMu Mortgage Pass-Through Certificates
	Series 2006-AR19 Trust, 1.84%, 1/25/47 (a)	187
913,548	WaMu Mortgage Pass-Through Certificates
	Series 2007-HY1 Trust, 2.96%, 2/25/37 (a)	836
470,996	Wells Fargo Alternative Loan 2007-PA2 Trust,
	6.00%, 6/25/37	470
46,209	Wells Fargo Mortgage Backed Securities Trust,
	3.09%, 6/25/35 (a)	44
Total Mortgage Backed (Cost - $26,253)		26,770

U.S. Treasury (4%)
150,000	U.S. Treasury Note, 1.13%, 9/30/21 (h)	146
3,230,000	U.S. Treasury Note, 1.25%, 12/31/18	3,231
Total U.S. Treasury (Cost - $3,376)		3,377

Purchased Put Options (0%)
2,419	Currency Shares Euro Trust, 94, 6/16/17	7

Principal or Shares	Security Description	Value (000)

6,758,000	Eurodollar 1-Year Mid-Curve Option, 96.67, 6/19/17	—	(i)
286	iShares 20+ Year Treasury Bond ETF, 114.5, 6/02/17	$4
235	iShares 20+ Year Treasury Bond ETF, 116,
	5/19/17	2
112	S & P 500 Index, 1970, 5/12/17	2
111	S & P 500 Index, 2025, 5/31/17	12
Total Purchased Put Options (Cost - $88)		27

Investment Company (1%)
1,069,666	Payden Cash Reserves Money Market Fund * (Cost - $1,070)	1,070
Total Investments (Cost - $79,172) (100%)		80,124
Liabilities in excess of Other Assets (0%)		(325)
Net Assets (100%)		$79,799

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	All or a portion of these securities are on loan. At April 30, 2017, the total market value of the Fund’s securities on loan is $321 and the total market value of the collateral held by the Fund is $331. Amount in 000s.
(e)	Principal in foreign currency.
(f)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(g)	Yield to maturity at time of purchase.
(h)	All or a portion of the security is pledged to cover futures contract margin requirements.
(i)	Amount is less than $500.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Depreciation (000s)
Liabilities:
7/19/2017	Australian Dollar (Sell 1,602)	State Street Bank &Trust Co.	$(4)
5/8/2017	British Pound (Sell 641)	HSBC Bank USA, N.A.	(10)
7/19/2017	Canadian Dollar (Buy 1,625)	State Street Bank &Trust Co.	(6)
5/8/2017	Euro (Sell 663)	Citibank, N.A.	(15)
6/28/2017	Euro (Sell 833)	HSBC Bank USA, N.A.	(9)
5/30/2017	Japanese Yen (Sell 350,300)	Barclays Bank PLC	(24)
6/28/2017	Norwegian Krone (Buy 7,683)	HSBC Bank USA, N.A.	(3)

			$(71)

Semi-Annual Report    43

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Depreciation (000s)
2	U.S. Treasury 10 Year Note Future	Jun-17	$(251)	$(4)
41	U.S. Treasury 5 Year Note Future	Jun-17	(4,855)	(48)

				$(52)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$321
of Assets and Liabilities[1]
Non-cash Collateral[2]	(321)

Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

44   Payden Mutual Funds

The Fund seeks high current income and capital appreciation by generally investing 80% of its assets in income producing senior floating rate loans and other floating rate debt instruments.	Portfolio Composition - percent of investments

	Bank Loans	73%
	Investment Company	12%
	Corporate	8%
	Asset Backed	5%
	Mortgage Backed	2%

Schedule of Investments - April 30, 2017 (Unaudited)

Principal or Shares	Security Description	Value (000)
Asset Backed (5%)
1,800,000	Babson CLO Ltd./Cayman Islands 144A,
	4.66%, 4/20/25 (a)(b)	$1,800
1,500,000	Carlyle Global Market Strategies CLO 2013-2 Ltd. 144A, 4.91%, 4/18/25 (a)(b)	1,502
1,500,000	CIFC Funding 2013-III Ltd. 144A,
	4.40%, 10/24/25 (a)(b)	1,500
1,500,000	Dryden XXVIII Senior Loan Fund 144A,
	4.24%, 8/15/25 (a)(b)	1,500
1,500,000	Madison Park Funding XIII Ltd. 144A, 4.43%, 1/19/25 (a)(b)	1,489
1,250,000	Octagon Investment Partners XIV Ltd. 144A, 5.16%, 1/15/24 (a)(b)	1,252
Total Asset Backed (Cost - $8,911)		9,043

Bank Loans(c) (76%)
Consumer Cyclical (29%)
2,500,000	Air Canada Term Loan B 1L, 3.90%, 10/06/23	2,519
1,491,173	Allison Transmission Inc. Term Loan B 1L,
	2.99%, 9/23/22	1,509
1,578,500	American Builders & Contractors Supply Co. Inc. Term Loan B 1L, 3.74%, 10/31/23	1,590
1,941,926	Burger King Term Loan B 1L, 3.40%, 2/17/24	1,945
1,330,000	Burlington Coat Factory Warehouse Corp. Term Loan B4 1L, 3.75%, 7/29/21	1,336
1,895,116	CEC Entertainment Inc. Term Loan B 1L, 4.00%, 2/14/21	1,887
2,276,089	Clubcorp Club Operations Inc. Term Loan B 1L, 4.00%, 12/15/22	2,292
1,800,000	Eldorado Resorts Inc. Term Loan B 1L, 5.25%, 4/17/24	1,799
2,447,928	Harbor Freight Tools USA Inc. Term Loan B 1L, 4.24%, 8/16/23	2,445
1,645,913	Hilton Worldwide Finance LLC Term Loan B2 1L, 2.99%, 10/25/23	1,661
2,453,125	J.C. Penney Corp., Inc. Term Loan B 1L, 5.30%, 6/23/23	2,453
995,000	KFC Holding Co. Term Loan B 1L, 2.99%, 6/16/23	1,002
1,638,830	La Quinta Intermediate Holdings LLC Term Loan B 1L, 3.91%, 4/14/21	1,655
2,000,000	Landry’s Inc., Term Loan 1L, 3.73%, 10/04/23	2,004
2,736,250	Leslie’s Poolmart Term Loan B 1L, 4.77%, 8/16/23	2,755
1,593,836	Michaels Stores Inc. Term Loan B1 1L, 3.75%, 1/28/23	1,593
2,481,281	Nexeo Solutions LLC Term Loan B 1L, 4.80%, 6/09/23	2,513

Principal or Shares	Security Description	Value (000)

650,000	Npc International Inc. Term Loan B 1L,
	4.50%, 4/03/24	$657
2,985,000	Party City Holdings Inc., 4.03%, 8/19/22	2,988
2,940,000	Petsmart Inc. Term Loan B 1L, 4.02%, 3/10/22	2,706
2,800,000	Rite Aid Corp., 4.88%, 6/21/21	2,811
2,016,423	Sabre Global Inc. Term Loan B 1L, 3.74%, 2/22/24	2,040
1,168,844	Scientific Games International Inc. Term Loan B3 1L, 4.99%, 10/01/21	1,188
1,995,000	Serta Simmons Bedding LLC Term Loan 1L, 4.54%, 11/08/23	2,004
2,000,000	Smart & Final Stores LLC Term Loan B 1L, 4.65%, 11/15/22	1,962
1,166,667	Visteon Corp. Term Loan B IL, 3.41%, 3/20/24	1,175
		50,489
Consumer Non-Cyclical (21%)
2,541,601	Albertson’s LLC Term Loan B4 1L, 3.99%, 8/25/21	2,553
2,126,721	Alliance Healthcare Services Inc. Term Loan B 1L, 4.29%, 6/03/19	2,128
2,347,070	B&G Foods Inc. Term Loan B1 1L, 3.24%, 11/02/22	2,372
1,875,000	Change Healthcare Holdings LLC Term Loan B 1L, 3.75%, 3/01/24	1,883
916,234	Chs/Community Health Systems Inc., 4.05%, 1/27/21	912
1,954,774	DaVita Inc. Term Loan B 1L, 3.74%, 6/24/21	1,978
2,300,000	Dole Food Co. Inc. Term Loan B 1L, 6.50%, 3/24/24	2,311
500,000	Endo International Term Loan B 1L, 0.75%, 4/06/24	505
1,995,000	Envision Healthcare Corp. Term Loan C 1L,
	4.15%, 12/01/23	2,019
2,493,750	Inventiv Health Term Loan B 1L,
	4.80%, 11/09/23	2,511
1,945,017	Kindred Healthcare Inc. Term Loan B 1L,
	4.69%, 4/09/21	1,955
2,219,845	Live Nation Entertainment Inc.Term Loan B2 1L, 3.50%, 10/27/23	2,243
912,104	Multiplan Inc. Term Loan B 1L, 4.90%, 6/07/23	925
2,481,281	Nature’s Bounty Co. Inc. Term Loan B 1L,
	4.65%, 5/05/23	2,493
2,431,250	Ortho-Clinical Diagnostics Inc. Term Loan B 1L, 4.75%, 6/30/21	2,423
964,255	Quorum Health Term Loan 1L, 7.75%, 4/29/22	964
2,462,500	Sterigenics-Nordion Term Loan B 1L, 4.15%, 5/15/22	2,460

Semi-Annual Report    45

Principal or Shares	Security Description	Value (000)

2,481,250	U.S. Foodservice Inc. Term Loan B 1L,
	3.74%, 6/27/23	$2,507
1,433,611	Valeant Pharmaceuticals International Inc. Term
	Loan BF1 1L, 5.74%, 4/01/22	1,444
		36,586
Financial (4%)
889,740	Asurion LLC Term Loan B4 1L, 4.25%, 8/04/22	897
2,947,706	Communications Sales & Leasing Corp. Term
	Loan B 1L, 4.00%, 10/24/22	2,944
2,000,000	Delos Finance Sarl Term Loan 1L,
	3.40%, 10/06/23	2,027
495,000	MGM Growth Properties Operating Partnership
	LP Term Loan B 1L, 3.49%, 4/25/23	497
1,090,125	Vantiv LLC Term Loan B 1L, 3.49%, 10/14/23	1,102
		7,467
Industrial (6%)
2,229,129	Berry Plastics Corp. Term Loan L 1L,
	3.24%, 1/06/21	2,245
1,600,000	BWAY Corp. Term Loan B 1L, 4.23%, 3/23/24	1,592
2,298,724	Reynolds Group Holdings Inc. Term Loan B 1L,
	3.99%, 2/05/23	2,313
2,474,811	Trinseo Materials Finance Inc. Term Loan B 1L,
	4.25%, 11/05/21	2,500
1,519,988	Xpo Logistics Term Loan B2 1L,
	3.41%, 10/30/21	1,532
		10,182
Materials (3%)
2,946,364	Ineos U.S. Finance LLC Term Loan B 1L,
	3.74%, 3/31/22	2,976
2,415,925	Solenis International LP Term Loan 1L,
	4.30%, 7/31/21	2,428
		5,404
Technology (9%)
1,801,226	Applied Systems Inc. Term Loan B 1L,
	4.40%, 1/23/21	1,817
2,363,683	CDW LLC/CDW Finance Corp. Term loan B 1L,
	3.15%, 8/17/23	2,382
2,985,019	Dell International LLC Term Loan B 1L,
	3.50%, 9/07/23	3,000
2,339,104	Infor U.S. Inc. Term Loan B6 1L,
	3.90%, 2/01/22	2,338
1,496,250	JDA Software Group Inc. Term Loan 1L,
	4.50%, 10/12/23	1,511
1,191,000	Micron Technology Inc. Term Loan B 1L,
	3.50%, 4/26/22	1,201
1,596,000	Rackspace Hosting Inc. Term Loan B 1L,
	4.54%, 11/03/23	1,609
1,429,218	Western Digital Corp.Term Loan B2 1L,
	3.74%, 4/29/23	1,444
		15,302
Telecommunication (4%)
990,000	Charter Communications Operating LLC Term
	Loan I 1L, 3.24%, 1/15/24	996

Principal or Shares	Security Description	Value (000)

1,286,593	Cincinnati Bell Inc. Term Loan B 1L,
	4.00%, 9/10/20	$1,301
2,192,500	Commscope Term Loan B 1L GTD,
	3.49%, 12/29/22	2,213
2,200,000	SFR Group SA Term Loan B11 1L,
	3.94%, 6/22/25	2,194
600,000	Zayo Group LLC. Term Loan B2 1L,
	2.99%, 1/19/24	605
		7,309
Utilities (0%)
1,000,000	Talen Energy Supply LLC Term Loan B2 1L,
	5.00%, 4/06/24	995
Total Bank Loans (Cost - $132,980)		133,734

Corporate Bond (8%)
816,000	AES Corp./VA, 4.05%, 6/01/19 (a)	819
1,000,000	Ally Financial Inc., 3.25%, 11/05/18	1,012
1,191,937	American Airlines 2013-2 Class B Pass Through
	Trust 144A, 5.60%, 7/15/20 (b)	1,240
1,000,000	American Axle & Manufacturing Inc.,
	6.25%, 3/15/21 (d)	1,030
1,000,000	Avis Budget Car Rental LLC / Avis Budget
	Finance Inc., 3.80%, 12/01/17 (a)	1,001
1,300,000	CNH Industrial Capital LLC, 3.88%, 7/16/18	1,329
1,000,000	Continental Airlines 2012-3 Class C Pass Thru
	Certificates, 6.13%, 4/29/18	1,038
1,000,000	Frontier Communications Corp.,
	8.88%, 9/15/20	1,059
1,000,000	Hertz Corp., 6.75%, 4/15/19 (d)	999
1,000,000	Navient Corp., 5.00%, 10/26/20	1,021
1,000,000	Realogy Group LLC / Realogy Co.-Issuer Corp.
	144A, 5.25%, 12/01/21 (b)	1,058
1,000,000	Starwood Property Trust Inc. 144A,
	5.00%, 12/15/21 (b)	1,045
1,000,000	Tenet Healthcare Corp., 4.63%, 6/15/20 (a)	1,010
Total Corporate Bond (Cost - $13,473)		13,661

Mortgage Backed (2%)
350,000	Fannie Mae Connecticut Avenue Securities,
	4.54%, 7/25/29 (a)	363
799,916	Fannie Mae Connecticut Avenue Securities,
	13.24%, 9/25/28 (a)	1,072
675,000	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 4.59%, 4/25/24 (a)	740
349,600	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 8.54%, 12/25/27 (a)	395
987,466	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 8.94%, 5/25/25 (a)	1,109
665,251	Freddie Mac Structured Agency Credit Risk Debt
	Notes, 11.49%, 5/25/28 (a)	815
Total Mortgage Backed (Cost - $3,827)		4,494

Investment Company (13%)
22,283,771	Payden Cash Reserves Money Market Fund *
	(Cost - $22,284)	22,284

Total Investments (Cost - $181,475) (104%)		183,216
Liabilities in excess of Other Assets (-4%)		(6,623)
Net Assets (100%)		$176,593

46   Payden Mutual Funds

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	All or a portion of these securities are on loan. At April 30, 2017, the total market value of the Fund’s securities on loan is $2,029 and the total market value of the collateral held by the Fund is $2,090. Amounts in 000s.

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$2,029
of Assets and Liabilities[1]
Non-cash Collateral[2]	(2,029)

Net Amount	$ —

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements

Semi-Annual Report     47

The Fund seeks high current income and capital appreciation by generally investing in below investment grade debt instruments and income producing securities of U.S. and foreign issuers with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments

Industrial	39%
Financial	11%
Utility	7%
Energy	6%
Consumer Cyclical	6%
Other	31%

Schedule of Investments - April 30, 2017 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bank Loans(a) (1%)
2,850,000	NPC International Inc. Term Loan 2L, 8.50%, 4/03/25	$2,902
2,600,000	Serta Simmons. Term Loan 2L, 9.00%, 11/08/24	2,643
Total Bank Loans (Cost - $5,421)		5,545

Corporate Bond (87%)
Consumer Cyclical (6%)
2,200,000	Allison Transmission Inc. 144A, 5.00%, 10/01/24 (b)	2,247
2,750,000	Arcos Dorados Holdings Inc. 144A, 5.88%, 4/04/27 (b)	2,758
2,700,000	ClubCorp Club Operations Inc. 144A, 8.25%, 12/15/23 (b)	2,956
2,500,000	Eldorado Resorts Inc 144A, 6.00%, 4/01/25 (b)	2,594
3,000,000	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower Inc. 144A, 6.13%, 12/01/24 (b)	3,206
2,000,000	Hot Topic Inc. 144A, 9.25%, 6/15/21 (b)	2,045
2,750,000	Jacobs Entertainment Inc. 144A, 7.88%, 2/01/24 (b)	2,881
3,000,000	JC Penney Corp. Inc., 5.65%, 6/01/20 (c)	3,000
3,200,000	Lennar Corp., 4.13%, 1/15/22	3,276
1,850,000	Scientific Games International Inc., 6.63%, 5/15/21	1,792
5,000,000	Tempur Sealy International Inc., 5.50%, 6/15/26	4,984
1,475,000	United Continental Holdings Inc., 5.00%, 2/01/24	1,490
2,000,000	Yum! Brands Inc., 6.88%, 11/15/37	2,085
		35,314
Consumer Non-Cyclical (4%)
2,000,000	Dole Food Co. Inc. 144A, 7.25%, 6/15/25 (b)(c)	2,082
2,500,000	HCA Inc., 5.38%, 2/01/25	2,609
2,000,000	Hertz Corp., 5.88%, 10/15/20 (c)	1,875
2,000,000	Hill-Rom Holdings Inc. 144A, 5.00%, 2/15/25 (b)	2,030
3,000,000	Iron Mountain Inc., 5.75%, 8/15/24	3,094
2,750,000	Land O’ Lakes Inc. 144A, 7.25%, 12/15/49 (b)	2,791
3,100,000	Post Holdings Inc. 144A, 5.50%, 3/01/25 (b)	3,255
2,550,000	Revlon Consumer Products Corp., 6.25%, 8/01/24	2,493
2,900,000	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC 144A, 7.00%, 7/15/24 (b)	3,127
1,500,000	ServiceMaster Co. LLC 144A, 5.13%, 11/15/24 (b)	1,553
		24,909
Energy (7%)
3,000,000	Cheniere Corpus Christi Holdings LLC 144A, 5.88%, 3/31/25 (b)	3,206

Principal or Shares	Security Description	Value (000)

3,000,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 144A, 5.75%, 4/01/25 (b)	$3,120
2,000,000	Ensco PLC, 4.50%, 10/01/24	1,660
2,750,000	Enviva Partners LP / Enviva Partners Finance Corp. 144A, 8.50%, 11/01/21 (b)	2,925
3,750,000	MEG Energy Corp. 144A, 6.50%, 1/15/25 (b)(c)	3,717
3,700,000	Nabors Industries Inc. 144A, 5.50%, 1/15/23 (b)	3,760
2,000,000	Noble Holding International Ltd., 7.75%, 1/15/24 (c)	1,835
3,125,000	NuStar Logistics LP, 5.63%, 4/28/27	3,231
1,360,000	ONEOK Inc., 4.25%, 2/01/22	1,414
2,900,000	SemGroup Corp. 144A, 6.38%, 3/15/25 (b)	2,929
6,700,000	Tesoro Corp. 144A, 4.75%, 12/15/23 (b)	7,052
2,000,000	Transocean Inc., 5.80%, 10/15/22 (c)	1,870
		36,719
Financial (12%)
8,800,000	Ally Financial Inc., 4.13%, 2/13/22	8,877
3,000,000	Bank of America Corp., 5.13%, 12/29/49 (d)	3,019
3,000,000	CIT Group Inc., 5.00%, 8/15/22	3,235
3,000,000	Citigroup Inc., 5.95%, 7/29/49 (d)	3,157
3,000,000	CyrusOne LP / CyrusOne Finance Corp. 144A, 5.38%, 3/15/27 (b)	3,097
3,000,000	Dana Financing Luxembourg Sarl 144A, 6.50%, 6/01/26 (b)	3,150
2,900,000	Equinix Inc., 5.38%, 4/01/23	3,034
3,000,000	Goldman Sachs Group Inc., 5.38%, 12/29/49 (d)	3,114
3,000,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 144A, 6.75%, 2/01/24 (b)	3,139
4,000,000	Morgan Stanley, 5.45%, 7/29/49 (d)	4,100
2,900,000	MPT Operating Partnership LP / MPT Finance Corp., 5.25%, 8/01/26	2,987
4,000,000	Navient Corp., 5.00%, 10/26/20	4,085
500,000	Navient Corp., 6.50%, 6/15/22	518
2,000,000	Pershing Square Holdings Ltd. 144A, 5.50%, 7/15/22 (b)	2,058
3,500,000	Radian Group Inc., 5.25%, 6/15/20	3,666
4,000,000	Realogy Group LLC / Realogy Co.-Issuer Corp. 144A, 4.88%, 6/01/23 (b)	4,060
2,800,000	Royal Bank of Scotland Group PLC, 6.10%, 6/10/23	3,014
2,700,000	SLM Corp., 5.13%, 4/05/22	2,757
2,250,000	Uniti Group Inc / CSL Capital LLC 144A, 6.00%, 4/15/23 (b)	2,347
1,525,000	Uniti Group Inc. / Uniti Fiber Holdings Inc. / CSL Capital LLC 144A, 7.13%, 12/15/24 (b)	1,552
		64,966

48   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

Healthcare (2%)
2,500,000	Crimson Merger Sub Inc. 144A, 6.63%, 5/15/22 (b)	$2,312
1,900,000	HealthSouth Corp., 5.75%, 11/01/24	1,945
3,000,000	RegionalCare Hospital Partners Holdings Inc. 144A, 8.25%, 5/01/23 (b)	3,207
2,200,000	Tenet Healthcare Corp., 5.50%, 3/01/19	2,233
467,000	Valeant Pharmaceuticals International Inc 144A, 6.75%, 8/15/18 (b)(c)	467
		10,164
Industrial (41%)
3,100,000	Air Canada 144A, 7.75%, 4/15/21 (b)(c)	3,518
6,200,000	Albertsons Companies LLC / Safeway Inc. / New Albertson’s Inc. / Albertson’s LLC 144A, 5.75%, 3/15/25 (b)	6,045
3,200,000	Altice Finco SA 144A, 7.63%, 2/15/25 (b)(c)	3,292
3,792,753	American Airlines 2013-1 Class B Pass Through Trust 144A, 5.63%, 1/15/21 (b)	3,956
2,900,000	American Axle & Manufacturing Inc., 6.25%, 3/15/21 (c)	2,987
5,550,000	ARD Finance SA 144A, 7.13%, 9/15/23 (b)	5,772
2,200,000	Ashtead Capital Inc. 144A, 6.50%, 7/15/22 (b)	2,291
2,500,000	Avis Budget Car Rental LLC / Avis Budget Finance Inc. 144A, 5.13%, 6/01/22 (b)(c)	2,441
2,900,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	2,994
2,000,000	Bombardier Inc. 144A, 6.13%, 1/15/23 (b)	2,000
3,900,000	BWAY Holding Co. 144A, 7.25%, 4/15/25 (b)	3,905
2,600,000	Carrols Restaurant Group Inc., 8.00%, 5/01/22	2,785
3,050,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.13%, 2/15/23	3,180
5,000,000	CCO Holdings LLC / CCO Holdings Capital Corp. 144A, 5.38%, 5/01/25 (b)	5,225
3,000,000	Centene Corp., 4.75%, 1/15/25	3,056
3,660,000	CenturyLink Inc., 5.80%, 3/15/22	3,843
5,000,000	CNH Industrial Capital LLC, 4.38%, 11/06/20	5,188
3,800,000	Cogent Communications Group Inc. 144A, 5.38%, 3/01/22 (b)	3,942
3,200,000	CommScope Technologies LLC 144A, 6.00%, 6/15/25 (b)	3,428
3,800,000	Consolidated Communications Inc., 6.50%, 10/01/22	3,772
1,800,000	CSC Holdings LLC 144A, 5.50%, 4/15/27 (b)	1,865
2,000,000	Dana Inc., 5.50%, 12/15/24	2,045
2,750,000	Dean Foods Co. 144A, 6.50%, 3/15/23 (b)	2,908
5,500,000	DISH DBS Corp., 5.88%, 7/15/22	5,840
4,750,000	DISH DBS Corp., 6.75%, 6/01/21	5,178
3,000,000	Endo Finance Co. 144A, 5.75%, 1/15/22 (b)	2,790
4,550,000	Freeport-McMoRan Copper & Gold Inc., 3.55%, 3/01/22	4,300
4,000,000	Frontier Communications Corp., 7.63%, 4/15/24	3,450
4,100,000	Frontier Communications Corp., 10.50%, 9/15/22	4,141
4,950,000	HCA Inc., 7.50%, 2/15/22	5,707
2,000,000	Hertz Corp. 144A, 5.50%, 10/15/24 (b)(c)	1,735
3,050,000	INEOS Group Holdings SA 144A, 5.63%, 8/01/24 (b)(c)	3,111
4,000,000	Landry’s Inc. 144A, 6.75%, 10/15/24 (b)	4,200

Principal or Shares	Security Description	Value (000)

3,500,000	Level 3 Financing Inc., 5.63%, 2/01/23	$3,640
2,000,000	LifePoint Health Inc. 144A, 5.38%, 5/01/24 (b)	2,025
1,000,000	LifePoint Health Inc., 5.50%, 12/01/21	1,033
2,800,000	Live Nation Entertainment Inc. 144A, 4.88%, 11/01/24 (b)	2,828
3,050,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC 144A, 5.63%, 10/15/23 (b)(c)	2,928
3,100,000	Nature’s Bounty Co. 144A, 7.63%, 5/15/21 (b)	3,302
3,000,000	Neptune Finco Corp. 144A, 10.88%, 10/15/25 (b)	3,611
3,250,000	Nexstar Broadcasting Inc 144A, 5.63%, 8/01/24 (b)	3,339
3,200,000	Novelis Corp. 144A, 5.88%, 9/30/26 (b)	3,296
1,580,000	Novelis Corp. 144A, 6.25%, 8/15/24 (b)	1,667
2,600,000	Numericable Group SA 144A, 6.25%, 5/15/24 (b)	2,701
1,750,000	Numericable-SFR SA 144A, 7.38%, 5/01/26 (b)	1,846
2,660,000	Party City Holdings Inc. 144A, 6.13%, 8/15/23 (b)	2,753
3,200,000	Penske Automotive Group Inc., 5.50%, 5/15/26	3,192
2,800,000	PetSmart Inc. 144A, 7.13%, 3/15/23 (b)	2,565
3,550,000	Rite Aid Corp. 144A, 6.13%, 4/01/23 (b)(c)	3,532
3,000,000	Sabre GLBL Inc. 144A, 5.25%, 11/15/23 (b)	3,120
3,400,000	Sirius XM Radio Inc. 144A, 5.38%, 7/15/26 (b)	3,489
3,150,000	Six Flags Entertainment Corp. 144A, 4.88%, 7/31/24 (b)	3,185
1,700,000	SoftBank Group Corp. 144A, 4.50%, 4/15/20 (b)	1,771
1,230,000	Sprint Capital Corp., 6.88%, 11/15/28	1,335
4,000,000	Sprint Capital Corp., 6.90%, 5/01/19	4,285
2,200,000	Sprint Communications Inc., 6.00%, 11/15/22	2,298
4,500,000	Sprint Corp., 7.88%, 9/15/23	5,062
3,900,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 6/01/24	3,890
3,000,000	Taylor Morrison Communities Inc / Taylor Morrison Holdings II Inc 144A, 5.63%, 3/01/24 (b)	3,188
3,550,000	Tenet Healthcare Corp., 8.00%, 8/01/20	3,631
5,500,000	T-Mobile USA Inc., 6.50%, 1/15/26	6,112
3,000,000	T-Mobile USA Inc., 6.63%, 4/01/23	3,214
2,390,000	Tribune Media Co., 5.88%, 7/15/22	2,523
3,200,000	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc. 144A, 6.75%, 5/01/22 (b)	3,384
3,300,000	U.S. Foods Inc. 144A, 5.88%, 6/15/24 (b)	3,465
3,500,000	United Rentals North America Inc., 5.88%, 9/15/26	3,706
3,200,000	Valeant Pharmaceuticals International Inc 144A, 7.50%, 7/15/21 (b)	2,660
3,000,000	Windstream Corp., 7.50%, 6/01/22 (c)	2,932
1,000,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 144A, 4.25%, 5/30/23 (b)	999
3,100,000	XPO Logistics Inc. 144A, 6.13%, 9/01/23 (b)	3,267
		232,664
Material (4%)
500,000	Alcoa Nederland Holding BV 144A, 7.00%, 9/30/26 (b)	555

Semi-Annual Report    49

Principal or Shares	Security Description	Value (000)

2,000,000	Anglo American Capital PLC 144A, 4.75%, 4/10/27 (b)	$2,073
4,350,000	ArcelorMittal, 7.00%, 2/25/22	4,954
2,328,000	Ashland LLC, 6.88%, 5/15/43	2,561
3,550,000	Constellium NV 144A, 7.88%, 4/01/21 (b)	3,843
3,150,000	First Quantum Minerals Ltd. 144A, 7.25%, 4/01/23 (b)	3,215
2,700,000	IAMGOLD Corp. 144A, 7.00%, 4/15/25 (b)	2,713
3,000,000	NOVA Chemicals Corp. 144A, 5.00%, 5/01/25 (b)	3,079
1,800,000	Petra Diamonds U.S. Treasury PLC 144A, 7.25%, 5/01/22 (b)	1,886
		24,879
Technology (2%)
400,000	CDW LLC / CDW Finance Corp., 5.00%, 9/01/25	412
1,400,000	CDW LLC / CDW Finance Corp., 5.50%, 12/01/24	1,498
3,100,000	Change Healthcare Holdings LLC / Change Healthcare Finance Inc. 144A, 5.75%, 3/01/25 (b)	3,193
2,000,000	First Data Corp. 144A, 5.00%, 1/15/24 (b)	2,053
1,800,000	NXP BV / NXP Funding LLC 144A, 3.88%, 9/01/22 (b)	1,874
2,750,000	Western Digital Corp., 10.50%, 4/01/24	3,245
		12,275
Telecommunication (1%)
2,200,000	Altice Luxembourg SA 144A, 7.63%, 2/15/25 (b)	2,357
1,000,000	EW Scripps Co. 144A, 5.13%, 5/15/25 (b)	1,029
2,000,000	Frontier Communications Corp., 8.88%, 9/15/20	2,118
		5,504
Utility (8%)
1,800,000	AmeriGas Partners LP / AmeriGas Finance Corp., 5.50%, 5/20/25	1,827
1,475,000	Calpine Corp., 5.50%, 2/01/24	1,429
5,000,000	Continental Resources Inc./OK, 5.00%, 9/15/22	5,063
3,000,000	Diamondback Energy Inc. 144A, 4.75%, 11/01/24 (b)	3,022
3,150,000	Gulfport Energy Corp. 144A, 6.00%, 10/15/24 (b)	3,118
3,250,000	Laredo Petroleum Inc., 7.38%, 5/01/22	3,388
1,000,000	Murphy Oil Corp., 6.88%, 8/15/24	1,068
3,150,000	QEP Resources Inc., 5.25%, 5/01/23	3,095
3,150,000	Range Resources Corp. 144A, 5.75%, 6/01/21 (b)	3,260
2,200,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	2,435
3,150,000	SM Energy Co., 6.50%, 1/01/23	3,213
4,300,000	Southwestern Energy Co., 4.10%, 3/15/22	4,042
2,700,000	Sunoco LP / Sunoco Finance Corp., 6.38%, 4/01/23	2,889
1,475,000	Talen Energy Supply LLC 144A, 9.50%, 7/15/22 (b)	1,383
3,350,000	WPX Energy Inc., 6.00%, 1/15/22	3,417
		42,649
Total Corporate Bond (Cost - $475,447)		490,043

Principal or Shares	Security Description	Value (000)
Mortgage Backed (3%)
1,400,000	Fannie Mae Connecticut Avenue Securities, 4.54%, 7/25/29 (d)	$1,453
1,999,705	Fannie Mae Connecticut Avenue Securities, 11.24%, 1/25/29 (d)	2,423
1,999,790	Fannie Mae Connecticut Avenue Securities, 13.24%, 9/25/28 (d)	2,680
1,448,343	Freddie Mac Structured Agency Credit Risk Debt Notes, 8.54%, 12/25/27 (d)	1,637
2,147,739	Freddie Mac Structured Agency Credit Risk Debt Notes, 8.94%, 5/25/25 (d)	2,412
1,917,912	Freddie Mac Structured Agency Credit Risk Debt Notes, 11.74%, 3/25/25 (d)	2,462
1,250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 12.24%, 10/25/29 (d)	1,270
Total Mortgage Backed (Cost - $12,163)		14,337
Stocks (0%)
Preferred Stock (0%)
12,100	Goldman Sachs Group Inc., 6.30%	326
64,000	JPMorgan Chase & Co., 6.15% (c)	1,722
		2,048
Total Stocks (Cost - $1,900)		2,048
Investment Company (15%)
68,103,383	Payden Cash Reserves Money Market Fund *	68,103
811,155	Payden Emerging Markets Corporate Bond Fund, SI Class *	8,250
595,829	Payden Floating Rate Fund, SI Class *	5,976
Total Investment Company (Cost - $82,215)		82,329
Total Investments (Cost - $577,146) (106%)		594,302
Liabilities in excess of Other Assets (-6%)		(33,995)
Net Assets (100%)		$560,307

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	All or a portion of these securities are on loan. At January 31, 2017, the total market value of the Fund’s securities on loan is $34,845 and the total market value of the collateral held by the Fund is $36,810. Amounts in 000s.
(d)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.

50   Payden Mutual Funds

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Depreciation (000s)
Liabilities:
7/19/2017	Australian Dollar (Sell 7,389)	State Street Bank & Trust Co.	$(18)
7/19/2017	Canadian Dollar (Buy 7,494)	State Street Bank & Trust Co.	(29)
6/28/2017	Euro (Sell 3,841)	HSBC Bank USA, N.A.	(41)
6/28/2017	Norwegian Krone (Buy 35,427)	HSBC Bank USA, N.A.	(16)

			$(104)

Open Centrally Cleared Credit Default Swap Contracts

Reference Obligations	Fund Pays	Clearinghouse	Expiration Date	Notional Principal (000s)	Unrealized Appreciation (000s)
Markit CDX, North America High Yield Series 28 Index	5.00%	Chicago Mercantile	Jun-22	USD 8,250	$20

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value (000’s)
Total gross amount presented on the Statements of Assets and Liabilities[1]	$34,845
Non-cash Collateral[2]	(34,845)

Net Amount	$——

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At October 31, 2016, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    51

The Fund seeks income that is exempt from federal and
California state income tax and is consistent with
preservation of capital by generally investing in investment grade California municipal securities with an average portfolio maturity of five to ten years.

Portfolio Composition - percent of investments

General Obligation	54%
Water & Sewer	10%
Healthcare	9%
Education	8%
Industrial Development/Pollution Control	6%
Other	13%

Schedule of Investments - April 30, 2017 (Unaudited)

Principal or Shares	Security Description	Value (000)
General Obligation (55%)
650,000	Abag Finance Authority for Nonprofit Corps, 5.00%, 9/02/26	$764
100,000	Alameda Community Improvement Commission Successor Agency, 5.00%, 9/01/28 BAM (a)	117
250,000	Alameda Community Improvement Commission Successor Agency, 5.00%, 9/01/32 BAM (a)	288
300,000	Anaheim Public Financing Authority, 5.00%, 5/01/34	342
200,000	Brea Community Benefit Financing Authority, 5.00%, 7/01/29	238
400,000	California State, 1.40%, 12/01/28 (b)	400
750,000	California State, 3.00%, 12/01/32 (b)	777
500,000	California State, 5.00%, 10/01/26	597
480,000	California State, 5.25%, 10/01/21	527
500,000	California State Public Works Board, 4.00%, 11/01/32	530
105,000	California State Public Works Board, 5.00%, 9/01/23	124
385,000	California State Public Works Board, 5.25%, 10/01/33	452
240,000	Chaffey Community College District, 5.00%, 6/01/32	282
150,000	City & County of San Francisco CA, 5.00%, 9/01/18	158
100,000	City & County of San Francisco CA, 5.00%, 4/01/22	107
500,000	City & County of San Francisco CA, 5.00%, 6/15/22	585
260,000	City of Irvine CA, 5.00%, 9/02/22	300
300,000	City of Moreno Valley CA, 4.13%, 12/01/21 AMBAC (a)	305
230,000	City of Redding CA Electric System Revenue, 5.25%, 6/01/19 AGM (a)	241
170,000	City of Redding CA Electric System Revenue, 5.25%, 6/01/19 AGM (a)	177
500,000	Coast Community College District, 5.00%, 8/01/31	604
280,000	Corona Public Financing Authority, 5.00%, 11/01/30	328
400,000	County of Sacramento CA, 5.75%, 2/01/30	444
300,000	Elk Grove Unified School District, 2.00%, 12/01/17	301
200,000	Emery Unified School District, 6.50%, 8/01/31	239
600,000	Fresno Joint Powers Financing Authority, 5.00%, 4/01/18	620
400,000	Grossmont Healthcare District, 5.00%, 7/15/18 AMBAC (a)	403

Principal or Shares	Security Description	Value (000)

250,000	Grossmont-Cuyamaca Community College District, 5.00%, 8/01/19 AGC (a)	$262
285,000	Inglewood Public Financing Authority, 4.25%, 8/01/21	309
250,000	Inglewood Public Financing Authority, 5.00%, 8/01/17	252
250,000	Inglewood Redevelopment Agency Successor Agency, 5.00%, 5/01/31 BAM (a)	290
160,000	Inglewood Redevelopment Agency Successor Agency, 5.00%, 5/01/34 BAM (a)	182
120,000	Lancaster Redevelopment Agency Successor Agency, 3.00%, 8/01/18	123
500,000	Lancaster Redevelopment Agency Successor Agency, 5.00%, 8/01/30 AGM (a)	577
500,000	Los Angeles County Public Works Financing Authority, 5.00%, 12/01/29	590
250,000	Los Angeles County Public Works Financing Authority, 5.00%, 12/01/31	292
350,000	Los Angeles County Redevelopment Authority, 5.25%, 12/01/26 AGM (a)	427
500,000	Los Angeles, CA Unified School District, 4.50%, 7/01/23 AGM (a)	503
450,000	Los Angeles, CA Unified School District, 5.00%, 7/01/21	488
185,000	Modesto Irrigation District, 5.50%, 7/01/35	195
200,000	Morgan Hill Redevelopment Agency Successor Agency, 5.00%, 9/01/25	236
505,000	Municipal Improvement Corp. of Los Angeles, 5.00%, 11/01/24	607
315,000	Municipal Improvement Corp. of Los Angeles, 5.00%, 11/01/27	379
100,000	Municipal Improvement Corp. of Los Angeles, 5.00%, 5/01/30	117
490,000	Municipal Improvement Corp. of Los Angeles, 5.00%, 11/01/31	574
310,000	Natomas Unified School District, 5.00%, 9/01/25 BAM (a)	363
250,000	Oakland Redevelopment Agency Successor Agency, 5.00%, 9/01/35 AGM (a)	280
1,000,000	Oakland Unified School District/Alameda County, 5.00%, 8/01/29	1,198
500,000	Oakland Unified School District/Alameda County, 5.00%, 8/01/30	592
280,000	Oxnard School District, 5.00%, 8/01/29 BAM (a)	337
250,000	Palm Springs Financing Authority, 5.00%, 6/01/24	288

52   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

250,000	Paramount Redevelopment Agency Successor Agency, 5.00%, 8/01/18	$262
270,000	Rancho Mirage Redevelopment Agency Successor Agency, 5.00%, 4/01/24 BAM (a)	318
425,000	Rialto Redevelopment Agency, 5.00%, 9/01/27 BAM (a)	499
5,000	Riverside County Public Financing Authority, 4.00%, 10/01/17 NATL-RE (a)	5
325,000	Riverside County Public Financing Authority, 5.00%, 9/01/22 AGM (a)	377
285,000	Riverside County Redevelopment Successor Agency, 5.00%, 10/01/30 AGM (a)	326
300,000	Riverside Unified School District Financing Authority, 5.00%, 9/01/21 BAM (a)	341
325,000	Sacramento Redevelopment Agency Successor Agency, 2.00%, 12/01/17	327
300,000	Sacramento Redevelopment Agency Successor Agency, 5.00%, 12/01/23 BAM (a)	354
350,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/30	410
340,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/31	396
550,000	San Diego Public Facilities Financing Authority, 5.00%, 10/15/32	636
500,000	San Diego Regional Building Authority, 5.00%, 10/15/35	574
250,000	San Francisco City & County Redevelopment Agency, 5.00%, 8/01/19	271
120,000	San Jose Financing Authority, 5.00%, 6/01/28	140
50,000	San Marino Unified School District, 5.00%, 6/01/23	58
250,000	San Mateo Joint Powers Financing Authority, 5.00%, 6/15/30	296
790,000	San Ysidro School District, 0.00%, 8/01/47 AGM (a)	106
500,000	Santa Clara Valley Transportation Authority, 0.80%, 4/01/36 (b)	500
200,000	Simi Valley Public Financing Authority, 5.00%, 10/01/29	236
550,000	South Orange County Public Financing Authority, 5.00%, 4/01/34	630
100,000	State of California, 0.45%, 5/01/33 (b)	100
10,000	State of California, 4.50%, 8/01/26	10
345,000	State of California, 5.00%, 3/01/19	357
250,000	State of California, 5.00%, 2/01/25	293
390,000	State of California, 5.00%, 9/01/27	472
100,000	State of California, 5.00%, 8/01/30	117
155,000	State of California, 5.50%, 8/01/25	163
325,000	Tustin Community Facilities District, 5.00%, 9/01/22	369
350,000	Union City Community Redevelopment Agency, 5.00%, 10/01/35	400
300,000	University of California, 5.00%, 5/15/20	315
250,000	Ventura County, CA Public Financing Authority, 5.00%, 11/01/21	289

Principal or Shares	Security Description	Value (000)

345,000	Watsonville Redevelopment Agency, 5.00%, 8/01/24 BAM (a)	$411
250,000	West Hollywood Public Financing Authority, 5.00%, 4/01/22	289
575,000	West Hollywood Public Financing Authority, 5.00%, 4/01/28	686
Total General Obligation (Cost - $30,752)		31,044
Revenue (46%)
Airport/Port (2%)
160,000	Alameda Corridor, CA Transportation Authority, 5.00%, 10/01/23	190
100,000	City of San Jose CA Airport Revenue, 5.00%, 3/01/28	116
125,000	County of Sacramento CA Airport System Revenue, 5.00%, 7/01/19	130
250,000	Norman Y Mineta San Jose International Airport SJC, 5.00%, 3/01/32	293
340,000	San Francisco, CA City & County Airports Commission, 5.00%, 5/01/21	367
		1,096
Education (8%)
100,000	California Educational Facilities Authority, 5.00%, 10/01/21	114
300,000	California Educational Facilities Authority, 5.00%, 10/01/31	346
250,000	California Municipal Finance Authority, 5.00%, 4/01/18	258
400,000	California Municipal Finance Authority, 5.00%, 4/01/41	417
250,000	California Municipal Finance Authority, 5.00%, 10/01/42 BAM (a)	276
400,000	Golden Empire Schools Financing Authority, 1.40%, 5/01/17 (b)	400
845,000	Golden Empire Schools Financing Authority, 4.00%, 5/01/18	869
250,000	Oxnard School District, 2.00%, 8/01/45 BAM (a)(b)	245
500,000	Travis Unified School District, 5.00%, 9/01/31 AGM (a)	572
170,000	Tulare City School District, 2.00%, 11/01/17 BAM (a)	170
400,000	Tulare City School District, 2.00%, 11/01/18 BAM (a)	400
500,000	University of California, 0.82%, 5/15/48 (b)	500
150,000	University of California, 5.00%, 5/15/18	156
		4,723
Electric & Gas (4%)
500,000	Anaheim Housing & Public Improvements Authority, 5.00%, 10/01/41	550
500,000	City of Redding CA Electric System Revenue, 5.00%, 6/01/30	597
500,000	Los Angeles Department of Water & Power, 0.50%, 7/01/34 (b)	500

Semi-Annual Report    53

Principal or Shares	Security Description	Value (000)

455,000	M-S-R Public Power Agency, 5.00%, 7/01/19 AGM (a)	$475
45,000	M-S-R Public Power Agency, 5.00%, 7/01/19 AGM (a)	47
		2,169
Healthcare (9%)
750,000	Abag Finance Authority for Nonprofit Corps, 5.00%, 8/01/32	845
500,000	California Health Facilities Financing Authority, 0.82%, 6/01/41 (b)	500
450,000	California Health Facilities Financing Authority, 0.83%, 7/01/35 (b)	450
710,000	California Health Facilities Financing Authority, 5.00%, 11/15/27	806
500,000	California Health Facilities Financing Authority, 5.00%, 2/01/31	573
250,000	California Health Facilities Financing Authority, 5.00%, 7/01/43 (b)	279
205,000	California Health Facilities Financing Authority, 5.25%, 3/01/28	226
500,000	California Municipal Finance Authority, 5.00%, 5/15/27	600
550,000	Regents of the University of California Medical Center Pooled Revenue, 5.00%, 5/15/29	653
		4,932
Industrial (0%)
160,000	Parish of St. Charles LA, 4.00%, 12/01/40 (b)	170
Industrial Development/Pollution Control (6%)
500,000	California Infrastructure & Economic Development Bank, 1.13%, 10/01/47 (b)	500
750,000	California Statewide Communities Development Authority, 2.63%, 11/01/33 (b)	770
200,000	California Statewide Communities Development Authority, 5.00%, 4/01/44 (b)	200
500,000	City of Chula Vista CA, 1.65%, 7/01/18	500
370,000	Emeryville Redevelopment Agency Successor Agency, 5.00%, 9/01/25 AGM (a)	440
300,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/29 AGM (a)	351
390,000	Palm Springs Community Redevelopment Agency Successor Agency, 5.00%, 9/01/31 AGM (a)	453
100,000	Successor Agency to the Upland Community Redevelopment Agency, 5.00%, 9/01/23 AGM (a)	118
		3,332
Resource Recovery (1%)
500,000	South Bayside, CA Waste Management Authority, 5.25%, 9/01/24	543
Tax Allocation (1%)
415,000	Riverside County, CA Economic Development Agency, 7.25%, 12/01/40	496

Principal or Shares	Security Description	Value (000)

Tobacco Settlement (1%)
500,000	Golden State Tobacco Securitization Corp., 4.00%, 6/01/18	$516
Transportation (4%)
500,000	Bay Area Toll Authority, 0.80%, 4/01/47 (b)	500
250,000	Bay Area Toll Authority, 1.45%, 4/01/34 (b)	251
600,000	Foothill-Eastern Transportation Corridor Agency, 5.00%, 1/15/53 (b)	637
1,000,000	Foothill-Eastern Transportation Corridor Agency, 5.50%, 1/15/53 (b)	1,139
100,000	Port of Los Angeles, 5.00%, 8/01/34	116
		2,643
Water & Sewer (10%)
500,000	California Pollution Control Financing Authority 144A, 5.00%, 11/21/45 (c)	501
555,000	Chino Basin Desalter Authority, 4.00%, 6/01/31	589
430,000	City of Corcoran CA Water Revenue, 4.00%, 7/01/33 BAM (a)	451
310,000	City of San Francisco, CA Public Utilities Commission, 5.00%, 11/01/24	359
600,000	Eastern Municipal Water District, 0.83%, 7/01/35 (b)	600
250,000	El Dorado, CA Irrigation District / El Dorado County Water Agency, 5.00%, 3/01/29 AGM (a)	296
300,000	Metropolitan Water District of Southern CA, 1.23%, 7/01/36 (b)	300
450,000	Metropolitan Water District of Southern California, 0.80%, 7/01/32 (b)	450
425,000	Metropolitan Water District of Southern California, 1.01%, 7/01/36 (b)	425
100,000	San Diego Public Facilities Financing Authority Water Revenue, 5.00%, 8/01/32	118
500,000	State of California Department of Water Resources, 1.15%, 12/01/35 (b)	500
750,000	West Valley Water District, 4.00%, 10/01/46	761
275,000	Western Riverside Water & Wastewater Financing Authority, 4.00%, 9/01/19	290
		5,640
Total Revenue (Cost - $25,848)		26,260
Total Investments (Cost - $56,600) (101%)		57,304
Liabilities in excess of Other Assets (-1%)		(339)
Net Assets (100%)		$56,965

(a)	Payment of principal and/or interest is insured against default by a monoline insurer.
(b)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.
(c)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

See notes to financial statements.

54   Payden Mutual Funds

The Fund seeks a high level of total return that is
consistent with preservation of capital by generally
investing in investment grade debt securities
denominated in U.S. and foreign currencies with an
average portfolio maturity not to exceed three years.

Portfolio Composition - percent of investments

Corporate	61%
U.S. Treasury	12%
Asset Backed	12%
Mortgage Backed	6%
Cash equivalent	4%
Other	5%

Schedule of Investments - April 30, 2017 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bank Loans(a) (0%)
287,000	American Builders & Contractors Supply Co. Inc. Term Loan B 1L, 3.74%, 10/31/23	$289
210,000	Dole Food Co. Inc. Term Loan B 1L, 6.50%, 3/24/24	211
314,213	Serta Simmons Bedding LLC Term Loan 1L, 4.54%, 11/08/23	316
Total Bank Loans (Cost - $809)		816
Bonds (98%)
Argentina (USD) (1%)
450,000	Argentine Republic Government International Bond, 5.63%, 1/26/22	470
695,000	Provincia de Buenos Aires/Argentina 144A, 6.50%, 2/15/23 (b)	719
		1,189
Australia (USD) (4%)
590,000	Australia & New Zealand Banking Group Ltd./New York NY, 1.60%, 7/15/19	585
630,000	Australia & New Zealand Banking Group Ltd./New York NY, 2.00%, 11/16/18	632
290,000	Commonwealth Bank of Australia/New York NY, 1.75%, 11/02/18	290
290,000	Commonwealth Bank of Australia/New York NY, 2.05%, 3/15/19	291
860,000	National Australia Bank Ltd./New York, 1.38%, 7/12/19	849
242,000	Suncorp-Metway Ltd. 144A, 2.10%, 5/03/19 (b)	241
670,000	Westpac Banking Corp., 1.60%, 8/19/19	664
620,000	Westpac Banking Corp., 1.95%, 11/23/18	621
665,000	Westpac Banking Corp., 2.15%, 3/06/20	668
		4,841
Bermuda (USD) (0%)
180,000	Enstar Group Ltd., 4.50%, 3/10/22	184
Canada (USD) (1%)
381,000	Glencore Finance Canada Ltd. 144A,
	2.70%, 10/25/17 (b)	382
300,000	Royal Bank of Canada, 1.63%, 4/15/19	299
660,000	Royal Bank of Canada, 2.13%, 3/02/20	662
61,000	TransAlta Corp., 1.90%, 6/03/17	61
		1,404
Cayman Islands (USD) (7%)
800,000	Apidos CLO 144A, 2.31%, 4/15/25 (b)(c)	802
250,000	Apidos CLO 144A, 2.86%, 4/15/25 (b)(c)	250
500,000	Babson CLO Ltd. 144A, 2.26%, 4/20/25 (b)(c)	501
300,000	Babson CLO Ltd. 144A, 4.01%, 4/20/27 (b)(c)	302
200,000	Baidu Inc., 2.25%, 11/28/17	201

Principal or Shares	Security Description	Value (000)

600,000	Cent CLO LP 144A, 2.27%, 7/23/25 (b)(c)	$601
300,000	CIFC Funding 2015-II Ltd. 144A, 4.16%, 4/15/27 (b)(c)	301
490,000	Dryden XXII Senior Loan Fund 144A, 2.59%, 8/15/25 (b)(c)	490
545,000	Dryden XXVIII Senior Loan Fund 144A, 2.14%, 8/15/25 (b)(c)	545
260,000	Dryden XXXI Senior Loan Fund 144A, 2.24%, 4/18/26 (b)(c)	260
650,000	Flatiron CLO 2014-1 Ltd. 144A, 2.76%, 7/17/26 (b)(c)	650
200,000	Hutchison Whampoa International 12 II Ltd. 144A, 2.00%, 11/08/17 (b)	200
580,000	Madison Park Funding XIV Ltd. 144A, 2.71%, 7/20/26 (b)(c)	580
250,000	Madison Park Funding XVII Ltd 144A, 4.06%, 7/21/27 (b)(c)	250
240,000	Noble Holding International Ltd., 7.75%, 1/15/24 (d)	220
315,000	Octagon Investment Partners XXIII Ltd. 144A, 3.16%, 7/15/27 (b)(c)	315
300,000	Seagate HDD Cayman, 3.75%, 11/15/18	308
245,000	Seagate HDD Cayman 144A, 4.25%, 3/01/22 (b)	245
300,000	Tencent Holdings Ltd. 144A, 2.00%, 5/02/17 (b)	300
775,000	Tyron Park CLO Ltd. 144A, 2.28%, 7/15/25 (b)(c)	775
490,000	Tyron Park CLO Ltd. 144A, 2.71%, 7/15/25 (b)(c)	490
250,000	Venture XVII CLO Ltd. 144A, 4.01%, 7/15/26 (b)(c)	250
		8,836
China (USD) (0%)
250,000	Industrial & Commercial Bank of China Ltd./New York, 2.35%, 11/13/17	251
Denmark (EUR) (0%)
250,000	Jyske Bank A/S, 0.17%, 6/19/17 (c)(e)	272
Denmark (USD) (0%)
390,000	Danske Bank A/S 144A, 1.65%, 9/06/19 (b)	386
France (USD) (2%)
220,000	Banque Federative du Credit Mutuel SA 144A, 2.00%, 4/12/19 (b)	219
650,000	BPCE SA, 1.63%, 1/26/18	649
540,000	Credit Agricole SA/London 144A, 1.96%, 4/15/19 (b)(c)	544

Semi-Annual Report    55

Principal or Shares	Security Description	Value (000)

445,000	Credit Agricole SA/London 144A, 3.38%, 1/10/22 (b)	$449
630,000	Dexia Credit Local SA 144A, 2.25%, 2/18/20 (b)	631
		2,492
Germany (USD) (0%)
200,000	IHO Verwaltungs GmbH 144A, 4.13%, 9/15/21 (b)	203
Hong Kong (USD) (0%)
200,000	AIA Group Ltd. 144A, 2.25%, 3/11/19 (b)	200
Indonesia (USD) (0%)
280,000	Perusahaan Penerbit SBSN Indonesia III 144A, 3.40%, 3/29/22 (b)	282
Ireland (EUR) (0%)
300,000	Elsevier Finance SA via Aquarius + Investments PLC, 0.17%, 5/22/17 (c)(e)	327
Ireland (USD) (3%)
300,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.50%, 5/26/22	305
825,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.75%, 5/15/19	849
300,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. 144A, 4.25%, 9/15/22 (b)	307
1,445,000	Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	1,438
340,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	336
		3,235
Japan (USD) (2%)
265,000	Daiwa Securities Group Inc. 144A, 3.13%, 4/19/22 (b)	268
420,000	Japan Bank for International Cooperation/Japan, 2.25%, 2/24/20	422
530,000	Mizuho Financial Group Inc., 1.99%, 2/28/22 (c)	532
260,000	Sumitomo Mitsui Banking Corp., 1.76%, 10/19/18	259
400,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 2.05%, 3/06/19 (b)	400
340,000	Sumitomo Mitsui Trust Bank Ltd. 144A, 2.05%, 10/18/19 (b)	338
		2,219
Jersey (GBP) (0%)
245,000	Aston Martin Capital Holdings Ltd. 144A, 5.75%, 4/15/22 (b)(e)	326
Luxembourg (USD) (1%)
520,000	Actavis Funding SCS, 2.35%, 3/12/18	522
260,000	Actavis Funding SCS, 2.37%, 3/12/20 (c)	266
		788
Netherlands (USD) (6%)
950,000	ABN AMRO Bank NV 144A, 2.10%, 1/18/19 (b)	952
1,300,000	Bank Nederlandse Gemeenten NV 144A, 1.50%, 2/15/19 (b)	1,298
405,000	Deutsche Telekom International Finance BV 144A, 2.23%, 1/17/20 (b)	405

Principal or Shares	Security Description	Value (000)

490,000	ING Bank NV 144A, 2.00%, 11/26/18 (b)	$490
235,000	ING Groep NV, 2.30%, 3/29/22 (c)	237
370,000	Mondelez International Holdings Netherlands BV 144A, 1.63%, 10/28/19 (b)	365
280,000	Mylan NV, 2.50%, 6/07/19	281
630,000	Nederlandse Waterschapsbank NV 144A, 0.88%, 7/13/18 (b)	626
625,000	Nederlandse Waterschapsbank NV 144A, 1.50%, 1/23/19 (b)	624
130,000	Shell International Finance BV, 1.38%, 5/10/19	129
260,000	Shell International Finance BV, 1.63%, 11/10/18	261
380,000	Teva Pharmaceutical Finance Netherlands III BV, 1.40%, 7/20/18	378
340,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	337
560,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	545
		6,928
New Zealand (USD) (1%)
400,000	ANZ New Zealand International Ltd./London 144A, 1.75%, 3/29/18 (b)	400
400,000	BNZ International Funding Ltd./London 144A, 1.90%, 2/26/18 (b)	401
		801
Peru (USD) (0%)
200,000	Banco de Credito del Peru/Panama 144A, 2.25%, 10/25/19 (b)(d)	201
320,000	EL Fondo MIVIVIENDA SA 144A, 3.50%, 1/31/23 (b)	324
		525
Saudi Arabia (USD) (0%)
200,000	Saudi Government International Bond 144A, 2.38%, 10/26/21 (b)	197
South Korea (USD) (1%)
240,000	Hyundai Capital Services Inc. 144A, 1.63%, 8/30/19 (b)	236
360,000	Hyundai Capital Services Inc. 144A, 3.00%, 3/06/22 (b)	360
		596
SUPRANATIONAL (USD) (1%)
610,000	Africa Finance Corp., 4.38%, 4/29/20 (f)	633
Sweden (USD) (2%)
1,010,000	Kommuninvest I Sverige AB 144A, 1.50%, 4/23/19 (b)	1,007
675,000	Skandinaviska Enskilda Banken AB, 1.50%, 9/13/19	666
565,000	Svenska Handelsbanken AB, 1.50%, 9/06/19	559
		2,232
Switzerland (USD) (1%)
300,000	Credit Suisse/New York NY, 1.75%, 1/29/18	300
500,000	UBS AG/Stamford CT, 1.80%, 3/26/18	501
660,000	UBS Group Funding Switzerland AG 144A, 2.38%, 5/23/23 (b)(c)	664
		1,465

56   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

United Kingdom (GBP) (1%)
457,028	Gosforth Funding 2016-1 PLC 144A, 0.96%, 2/15/58 (b)(c)(e)	$595
United Kingdom (USD) (2%)
170,000	BAT International Finance PLC 144A, 1.64%, 6/15/18 (b)(c)	170
220,000	BAT International Finance PLC 144A, 1.85%, 6/15/18 (b)	220
169,000	BP Capital Markets PLC, 1.68%, 5/03/19	169
390,000	HSBC Bank PLC 144A, 1.68%, 5/15/18 (b)(c)	392
250,000	Imperial Brands Finance PLC 144A, 2.05%, 7/20/18 (b)	250
175,000	Santander UK PLC, 2.50%, 3/14/19	176
700,000	Standard Chartered PLC 144A, 1.50%, 9/08/17 (b)	700
270,000	Standard Chartered PLC 144A, 2.10%, 8/19/19 (b)	269
		2,346
United States (EUR) (0%)
500,000	Bank of America Corp., 0.51%, 3/28/18 (c)(e)	546
United States (GBP) (0%)
450,000	JPMorgan Chase & Co., 0.82%, 5/30/17 (c)(e)	583
United States (USD) (61%)
380,000	AbbVie Inc., 1.80%, 5/14/18	381
136,000	AES Corp./VA, 4.05%, 6/01/19 (c)	136
130,000	Aetna Inc., 1.70%, 6/07/18	130
420,000	Ally Financial Inc., 3.25%, 9/29/17	423
165,000	American Express Credit Corp., 1.88%, 5/03/19	165
480,000	American Express Credit Corp., 2.20%, 3/03/20	483
300,000	American Honda Finance Corp., 1.20%, 7/12/19	296
250,000	American Honda Finance Corp., 1.70%, 2/22/19	250
440,000	AmeriCredit Automobile Receivables Trust 2014-3, 3.13%, 10/08/20	447
380,000	AmeriCredit Automobile Receivables Trust 2016-2, 2.21%, 5/10/21	381
110,000	AmeriCredit Automobile Receivables Trust 2016-2, 2.87%, 11/08/21	111
125,000	AmeriGas Partners LP / AmeriGas Finance Corp., 5.50%, 5/20/25	127
390,000	Anheuser-Busch InBev Finance Inc., 1.90%, 2/01/19	391
715,000	Ares Capital Corp., 3.63%, 1/19/22	715
160,000	Astoria Financial Corp., 5.00%, 6/19/17	160
500,000	AT&T Inc., 2.30%, 3/11/19	503
80,000	AT&T Inc., 5.50%, 2/01/18	82
345,000	Athene Global Funding 144A, 2.75%, 4/20/20 (b)	345
110,000	Autodesk Inc., 1.95%, 12/15/17	110
130,000	AutoZone Inc., 1.63%, 4/21/19	129
135,000	Bank of America Corp., 2.15%, 11/09/20	134
615,000	Bank of America Corp., 2.15%, 4/24/23 (c)	616
450,000	Bank of America Corp., 2.20%, 1/15/19 (c)	455
90,000	Baxalta Inc., 2.00%, 6/22/18	90
210,000	BMW U.S. Capital LLC 144A, 1.50%, 4/11/19 (b)	209
90,000	Boise Cascade Co. 144A, 5.63%, 9/01/24 (b)	93
300,000	Branch Banking & Trust Co., 1.45%, 5/10/19	298

Principal or Shares	Security Description	Value (000)

1,015,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 144A, 2.38%, 1/15/20 (b)	$1,016
80,000	Capital Auto Receivables Asset Trust 2016-2, 2.11%, 3/22/21	80
160,000	Capital Auto Receivables Asset Trust 2016-2, 2.42%, 6/21/21	160
645,000	Capital One Financial Corp., 2.06%, 3/09/22 (c)	646
1,300,000	Capital One Multi-Asset Execution Trust, 1.34%, 4/15/22	1,291
350,000	Capital One NA/Mclean VA, 1.65%, 2/05/18	350
690,000	Capital One NA/Mclean VA, 2.35%, 1/31/20	691
415,000	Caterpillar Financial Services Corp., 1.90%, 3/22/19	415
210,000	Caterpillar Financial Services Corp., 2.10%, 1/10/20	211
130,000	Celgene Corp., 2.13%, 8/15/18	131
255,000	Chevron Corp., 1.69%, 2/28/19	255
200,000	Chevron Corp., 1.79%, 11/16/18	201
420,000	Cisco Systems Inc., 1.40%, 9/20/19	417
150,000	CIT Group Inc., 5.25%, 3/15/18	155
565,000	Citibank NA, 2.00%, 3/20/19	567
250,000	Citizens Bank NA/Providence RI, 2.25%, 3/02/20	250
265,334	Colony American Homes 2014-1 144A, 2.14%, 5/17/31 (b)(c)	266
479,712	Colony American Homes 2014-2 144A, 1.93%, 7/17/31 (b)(c)	480
250,000	Compass Bank, 1.85%, 9/29/17	250
820,000	Credit Agricole CIB, 1.45%, 9/26/17	821
264,494	Credit Suisse Mortgage Capital Certificates 144A, 1.55%, 4/25/43 (b)(c)	252
920,000	Daimler Finance North America LLC 144A, 1.50%, 7/05/19 (b)	911
350,000	Daimler Finance North America LLC 144A, 1.65%, 3/02/18 (b)	350
685,000	Dell International LLC / EMC Corp. 144A, 3.48%, 6/01/19 (b)	701
70,000	Dell International LLC / EMC Corp. 144A, 5.88%, 6/15/21 (b)	74
215,000	Delta Air Lines Inc., 2.88%, 3/13/20	217
300,000	Discover Bank, 2.60%, 11/13/18	303
230,000	DISH DBS Corp., 4.63%, 7/15/17	231
660,000	Dominion Resources Inc./VA 144A, 1.50%, 9/30/18 (b)	654
100,000	Dominion Resources Inc./VA, 2.96%, 7/01/19	101
280,000	Drive Auto Receivables Trust 2016-B 144A, 3.19%, 7/15/22 (b)	284
265,000	DTE Energy Co., 1.50%, 10/01/19	261
90,000	DXC Technology Co. 144A, 2.88%, 3/27/20 (b)	91
140,000	eBay Inc., 2.50%, 3/09/18	141
155,000	EI du Pont de Nemours & Co., 2.20%, 5/01/20	155
45,000	Exelon Generation Co. LLC, 2.95%, 1/15/20	46
160,000	Exxon Mobil Corp., 1.71%, 3/01/19	160
206,186	Fannie Mae Connecticut Avenue Securities, 1.94%, 5/25/24 (c)	207

Semi-Annual Report    57

Principal or Shares	Security Description	Value (000)

48,700	Fannie Mae Connecticut Avenue Securities, 1.94%, 5/25/24 (c)	$49
914,563	Fannie Mae Connecticut Avenue Securities, 2.14%, 9/25/29 (c)	919
140,255	Fannie Mae Connecticut Avenue Securities, 2.19%, 7/25/24 (c)	141
211,478	Fannie Mae Connecticut Avenue Securities, 2.59%, 1/25/24 (c)	214
171,837	Fannie Mae Connecticut Avenue Securities, 2.99%, 10/25/23 (c)	174
263,732	Fannie Mae Connecticut Avenue Securities, 3.14%, 9/25/28 (c)	268
579,180	FDIC Structured Sale Guaranteed Notes 144A, 1.70%, 12/04/20 (b)(c)	580
216,642	FDIC Structured Sale Guaranteed Notes 144A, 3.25%, 4/25/38 (b)	218
149,265	FDIC Trust 144A, 2.18%, 5/25/50 (b)	150
110,000	Fidelity National Information Services Inc., 2.00%, 4/15/18	110
780,000	FNMA, 1.50%, 2/28/20	779
660,000	Ford Motor Credit Co. LLC, 2.02%, 5/03/19	659
300,000	Ford Motor Credit Co. LLC, 2.15%, 1/09/18	301
200,000	Ford Motor Credit Co. LLC, 2.26%, 3/28/19 (d)	200
280,000	Ford Motor Credit Co. LLC, 2.42%, 3/28/22 (c)	282
90,000	Fortive Corp. 144A, 1.80%, 6/15/19 (b)	90
960,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.19%, 10/25/29 (c)	966
165,469	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.24%, 10/25/28 (c)	166
85,998	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.44%, 11/25/23 (c)	86
246,867	Freddie Mac Structured Agency Credit Risk Debt Notes, 8.94%, 5/25/25 (c)	277
245,886	Freddie Mac Structured Agency Credit Risk Debt Notes, 11.74%, 3/25/25 (c)	316
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 12.24%, 10/25/29 (c)	254
445,000	FS Investment Corp., 4.25%, 1/15/20	455
300,000	GATX Corp., 2.50%, 7/30/19	303
615,000	General Motors Financial Co. Inc., 2.09%, 4/13/20 (c)	617
370,000	General Motors Financial Co. Inc., 2.40%, 5/09/19	371
280,000	General Motors Financial Co. Inc., 2.65%, 4/13/20	281
580,000	General Motors Financial Co. Inc., 2.71%, 1/14/22 (c)	592
400,000	Glencore Funding LLC 144A, 2.52%, 1/15/19 (b)(c)	404
360,000	GM Financial Automobile Leasing Trust 2016-1, 3.24%, 3/20/20	366
640,000	Goldman Sachs Group Inc., 2.60%, 12/27/20	643
675,000	Goldman Sachs Group Inc., 3.00%, 4/26/22	681
95,000	Great Plains Energy Inc., 2.50%, 3/09/20	96
102,930	GSAMP Trust 2004-SEA2, 1.64%, 3/25/34 (c)	103

Principal or Shares	Security Description	Value (000)

380,000	Harley-Davidson Financial Services Inc. 144A, 2.15%, 2/26/20 (b)	$379
490,000	Hewlett Packard Enterprise Co., 2.45%, 10/05/17	491
460,000	Hewlett Packard Enterprise Co., 2.85%, 10/05/18	466
450,000	HSBC USA Inc., 1.70%, 3/05/18	450
250,000	Huntington National Bank, 2.38%, 3/10/20	252
310,000	Hyundai Auto Receivables Trust 2016-B, 2.68%, 9/15/23	307
190,000	Hyundai Capital America 144A, 2.00%, 3/19/18 (b)	190
100,000	Hyundai Capital America 144A, 2.13%, 10/02/17 (b)	100
300,000	Hyundai Capital America 144A, 2.55%, 4/03/20 (b)	301
112,000	IAC/InterActiveCorp, 4.88%, 11/30/18	114
200,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 144A, 6.25%, 2/01/22 (b)	209
410,000	International Lease Finance Corp., 3.88%, 4/15/18	418
534,868	Invitation Homes 2014-SFR1 Trust 144A, 1.99%, 6/17/31 (b)(c)	535
806,229	Invitation Homes 2014-SFR2 Trust 144A, 2.09%, 9/17/31 (b)(c)	807
280,000	JB Hunt Transport Services Inc., 2.40%, 3/15/19	281
520,156	JP Morgan Mortgage Trust 2017-1 144A, 3.50%, 1/25/47 (b)(c)	536
150,000	JPMorgan Chase & Co., 6.30%, 4/23/19	162
100,000	Kinder Morgan Inc./DE, 2.00%, 12/01/17	100
110,000	Kinder Morgan Inc./DE, 3.05%, 12/01/19	112
320,000	Kraft Heinz Foods Co., 2.00%, 7/02/18	321
66,862	L.A. Arena Funding LLC 144A, 7.66%, 12/15/26 (b)	73
350,000	Lennar Corp., 4.13%, 1/15/22	358
135,000	Lennar Corp., 4.50%, 4/30/24	137
17,030	MASTR Asset Securitization Trust 2004-6, 5.00%, 7/25/19	17
320,000	Metropolitan Life Global Funding I 144A, 1.95%, 12/03/18 (b)	321
320,000	Molson Coors Brewing Co. 144A, 1.90%, 3/15/19 (b)	320
170,000	Moody’s Corp., 2.75%, 12/15/21	171
300,000	Morgan Stanley, 1.89%, 7/23/19 (c)	302
650,000	Morgan Stanley, 2.31%, 1/27/20 (c)	661
710,000	Morgan Stanley, 2.34%, 1/20/22 (c)	717
250,000	Morgan Stanley, 6.63%, 4/01/18	261
200,000	National Oilwell Varco Inc., 1.35%, 12/01/17	200
180,000	Navient Corp., 6.50%, 6/15/22	186
1,102,478	New Residential Mortgage Loan Trust 2017-1 144A, 4.00%, 2/25/57 (b)(c)	1,148
340,000	New York Life Global Funding 144A, 1.55%, 11/02/18 (b)	339
110,000	Newell Brands Inc., 2.15%, 10/15/18	111
59,000	Newell Brands Inc., 2.60%, 3/29/19	60
100,000	NextEra Energy Capital Holdings Inc., 1.65%, 9/01/18	100

58   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

200,000	Novelis Corp. 144A, 5.88%, 9/30/26 (b)	$206
100,000	Novelis Corp. 144A, 6.25%, 8/15/24 (b)	106
235,000	NVIDIA Corp., 2.20%, 9/16/21	232
140,000	ONEOK Inc., 4.25%, 2/01/22	146
150,000	Peabody Energy Corp. 144A, 6.00%, 3/31/22 (b)(d)	154
110,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 144A, 2.50%, 6/15/19 (b)	111
400,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 144A, 3.20%, 7/15/20 (b)	410
640,000	Philip Morris International Inc., 1.63%, 2/21/19	638
335,000	Philip Morris International Inc., 2.00%, 2/21/20	336
320,000	PNC Bank NA, 1.95%, 3/04/19	321
200,000	Prudential Financial Inc., 1.82%, 8/15/18 (c)	201
223,943	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	185
400,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	435
100,000	Santander Drive Auto Receivables Trust 2014-3, 2.65%, 8/17/20	101
150,000	Santander Drive Auto Receivables Trust 2015-1, 3.24%, 4/15/21	152
180,000	Santander Drive Auto Receivables Trust 2015-2, 3.02%, 4/15/21	182
300,000	Santander Drive Auto Receivables Trust 2016-2, 2.66%, 11/15/21	301
330,000	Santander Holdings USA Inc. 144A, 3.70%, 3/28/22 (b)	332
117,458	Sequoia Mortgage Trust, 1.45%, 2/25/43 (c)	115
153,163	Sequoia Mortgage Trust, 1.55%, 4/25/43 (c)	150
250,000	SLM Corp., 5.13%, 4/05/22	255
170,000	Smithfield Foods Inc. 144A, 2.70%, 1/31/20 (b)	171
500,000	Southern California Edison Co., 1.85%, 2/01/22	494
90,000	Southern Power Co., 1.85%, 12/01/17	90
133,285	Springleaf Mortgage Loan Trust 144A, 1.78%, 12/25/65 (b)(c)	134
480,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	485
390,000	Stanley Black & Decker Inc., 1.62%, 11/17/18	389
260,000	Stanley Black & Decker Inc., 2.45%, 11/17/18	263
125,000	Starwood Property Trust Inc. 144A, 5.00%, 12/15/21 (b)	131
150,000	Stryker Corp., 2.00%, 3/08/19	151
95,000	Symantec Corp. 144A, 5.00%, 4/15/25 (b)	98
170,000	Synchrony Financial, 1.88%, 8/15/17	170
120,000	Synchrony Financial, 2.40%, 2/03/20 (c)	121
130,000	Synchrony Financial, 2.60%, 1/15/19	131
220,000	Synchrony Financial, 3.00%, 8/15/19	223
355,000	Tech Data Corp., 3.70%, 2/15/22	361
235,000	Tenet Healthcare Corp., 6.25%, 11/01/18	248
425,000	Tesoro Corp. 144A, 4.75%, 12/15/23 (b)	447
100,000	Thermo Fisher Scientific Inc., 2.15%, 12/14/18	100
290,000	TIAA Asset Management Finance Co. LLC 144A, 2.95%, 11/01/19 (b)	295
2,090,000	U.S. Treasury Note, 1.00%, 3/15/19 (g)(h)	2,080
6,540,000	U.S. Treasury Note, 1.13%, 1/31/19	6,528
5,000,000	U.S. Treasury Note, 1.13%, 2/28/19	4,990

1,350,000	U.S. Treasury Note, 1.25%, 4/30/19	1,350

Principal or Shares	Security Description	Value (000)

957,000	U.S. Treasury Note, 1.25%, 10/31/19	$955
120,000	United Continental Holdings Inc., 6.38%, 6/01/18	125
310,000	Verizon Communications Inc., 1.38%, 8/15/19	306
825,000	Verizon Communications Inc., 2.14%, 3/16/22 (c)	835
250,000	Verizon Communications Inc., 2.87%, 9/14/18 (c)	255
200,000	Verizon Owner Trust 2016-1 144A, 1.42%, 1/20/21 (b)	199
95,551	VOLT XXII LLC 144A, 3.50%, 2/25/55 (b)	96
89,449	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	90
233,030	VOLT XXXIII LLC 144A, 3.50%, 3/25/55 (b)	235
200,000	Walgreens Boots Alliance Inc., 1.75%, 5/30/18	201
500,000	Wells Fargo & Co., 1.96%, 2/11/22 (c)	503
200,000	Western Digital Corp., 10.50%, 4/01/24	236
330,000	Westlake Automobile Receivables Trust 2016-2 144A, 2.30%, 11/15/19 (b)	331
160,000	Westlake Automobile Receivables Trust 2016-2 144A, 4.10%, 6/15/21 (b)	163
330,000	Westlake Automobile Receivables Trust 2017-1 144A, 2.70%, 10/17/22 (b)	331
280,000	Zimmer Biomet Holdings Inc., 2.00%, 4/01/18	281
100,000	Zimmer Biomet Holdings Inc., 2.70%, 4/01/20	101
		75,338
Virgin Islands (British) (USD) (1%)
300,000	CNPC General Capital Ltd. 144A, 1.94%, 5/14/17 (b)(c)	300
585,000	Sinopec Group Overseas Development 2017 Ltd. 144A, 2.38%, 4/12/20 (b)	584
200,000	TSMC Global Ltd. 144A, 1.63%, 4/03/18 (b)	200
210,000	Want Want China Finance Ltd. 144A, 1.88%, 5/14/18 (b)	209
		1,293
Total Bonds (Cost - $121,341)		121,513
Purchased Put Options (0%)
205	Eurodollar 1-Year Mid-Curve Option, 98, 12/18/17	1
205	Eurodollar 1-Year Mid-Curve Option, 98.38, 9/18/17	3
340	Eurodollar 1-Year Mid-Curve Option, 98.5, 6/19/17	2
Total Purchased Put Options (Cost - $41)		6
Investment Company (4%)
4,681,150	Payden Cash Reserves Money Market Fund *
	(Cost - $4,681)	4,681
Total Investments (Cost - $126,872) (102%)		127,016
Liabilities in excess of Other Assets (-2%)		(3,062)
Net Assets (100%)		$123,954

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.

Semi-Annual Report    59

(c)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.
(d)	All or a portion of these securities are on loan. At April 30, 2017, the total market value of the Fund’s securities on loan is $705 and the total market value of the collateral held by the Fund is $726. Amount in 000s.
(e)	Principal in foreign currency.
(f)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(g)	All or a portion of security has been pledged in connection with outstanding centrally cleared swaps.
(h)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)

Assets:
7/18/2017	Japanese Yen (Sell 67,300)	State Street Bank & Trust Co.	$10

Liabilities:
7/19/2017	Australian Dollar (Sell 1,656)	State Street Bank & Trust Co.	$(4)
5/8/2017	British Pound (Sell 1,155)	HSBC Bank USA, N.A.	(55)
7/19/2017	Canadian Dollar (Buy 1,680)	State Street Bank & Trust Co.	(6)
7/18/2017	Euro (Sell 578)	Bank of America N.A.	(17)
5/8/2017	Euro (Sell 1,052)	Citibank, N.A.	(24)
6/28/2017	Euro (Sell 862)	HSBC Bank USA, N.A.	(10)
6/28/2017	Norwegian Krone (Buy 7,943)	HSBC Bank USA, N.A.	(4)

			$(120)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)
100	90-Day Eurodollar Future	Jun-18	$24,584	$19
100	90-Day Eurodollar Future	Sep-18	(24,560)	(22)
32	Euro-Bobl Future	Jun-17	(4,596)	25
29	U.S. 10 Year Ultra Future	Jun-17	(3,928)	(73)
50	U.S. Treasury 2 Year Note Future	Jun-17	10,830	15
17	U.S. Treasury 5 Year Note Future	Jun-17	(1,539)	(5)

				$(41)

Open Centrally Cleared Credit Default Swap Contracts

Reference Obligations	Fund Pays	Clearing house	Expiration Date	Notional Principal (000s)		Unrealized Depreciation (000s)
Markit CDX, North America High Yield Series 27 Index	5.00%	Chicago Mercantile	Dec-21	USD	634	$(1)
Markit CDX, North America High Yield Series 28 Index	5.00%	Chicago Mercantile	Jun-22	USD	1,283	(11)
Markit CDX, North America Investment Grade Series 28 Index	1.00%	Chicago Mercantile	Jun-22	USD	1,283	(1)

						$(13)

Open Centrally Cleared Interest Rate Swap Contracts

Counterparty	Fund Receives	Fund Pays	Expiration Date	Notional Principal (000s)	Unrealized Depreciation (000s)
Chicago Mercantile	3M US LIBOR	(2.01)%	Apr-22	4,100	$(14)

Offsetting Asset and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$705
Non-cash Collateral[2]	(705)
Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

60   Payden Mutual Funds

The Fund seeks a high level of total return that is consistent with preservation of capital by generally investing in investment grade debt securities denominated in U.S. and foreign currencies with an average portfolio maturity not to exceed ten years.

Portfolio Composition - percent of investments

Corporate	39%
Foreign Government	39%
Mortgage Backed	9%
Investment Company	7%
U.S. Treasury	5%
Other	1%

Schedule of Investments - April 30, 2017 (Unaudited)

Principal or Shares	Security Description	Value (000)
Bonds (96%)
Argentina (USD) (0%)
280,000	Provincia de Buenos Aires/Argentina 144A, 5.75%, 6/15/19(a)	$290
Australia (AUD) (1%)
450,000	Australia Government Bond, 1.75%, 11/21/20	335
1,100,000	Australia Government Bond, 3.25%, 4/21/25	872
		1,207
Australia (USD) (1%)
250,000	Macquarie Bank Ltd. 144A, 6.63%, 4/07/21(a)	283
90,000	Suncorp-Metway Ltd. 144A, 2.35%, 4/27/20(a)	90
400,000	Sydney Airport Finance Co. Pty Ltd. 144A, 3.38%, 4/30/25(a)	396
180,000	Sydney Airport Finance Co. Pty Ltd. 144A, 3.90%, 3/22/23(a)	188
		957
Austria (EUR) (0%)
120,000	Austria Government Bond 144A, 1.65%, 10/21/24(a)	145
120,000	Austria Government Bond 144A, 2.40%, 5/23/34(a)	160
50,000	Austria Government Bond 144A, 3.15%, 6/20/44(a)	76
		381
Belgium (EUR) (1%)
100,000	Belgium Government Bond 144A, 0.80%, 6/22/25(a)	112
400,000	Belgium Government Bond 144A, 1.00%, 6/22/31(a)	429
60,000	Belgium Government Bond 144A, 1.60%, 6/22/47(a)	63
250,000	Belgium Government Bond, 3.00%, 9/28/19	296
		900
Brazil (USD) (0%)
270,000	Brazilian Government International Bond, 4.88%, 1/22/21	287
Canada (CAD) (2%)
1,200,000	Canadian Government Bond, 2.25%, 6/01/25	941
380,000	Canadian Government Bond, 3.50%, 12/01/45	356
1,000,000	Canadian Government Bond, 3.75%, 6/01/19	778
350,000	Canadian Government Bond, 5.00%, 6/01/37	378
100,000	Canadian Government Bond, 5.75%, 6/01/29	105
		2,558
Canada (USD) (1%)
290,000	Bank of Montreal, 1.90%, 8/27/21	285
312,000	Cenovus Energy Inc., 6.75%, 11/15/39	353
356,000	Encana Corp., 3.90%, 11/15/21	366

Principal or Shares	Security Description	Value (000)

405,000	Manulife Financial Corp., 4.06%, 2/24/32(b)	$412
		1,416
Cayman Islands (USD) (1%)
400,000	Babson CLO Ltd. 2015-I 144A, 2.59%, 4/20/27(a)(b)	401
385,000	Madison Park Funding XIV Ltd. 144A, 2.28%, 7/20/26(a)(b)	385
380,000	Madison Park Funding XIV Ltd. 144A, 3.21%, 7/20/26(a)(b)	380
360,000	Seagate HDD Cayman 144A, 4.88%, 3/01/24(a)	359
		1,525
Chile (USD) (0%)
230,262	Latam Airlines 2015-1 Pass Through Trust A, 4.20%, 11/15/27	230
Colombia (USD) (1%)
420,000	Colombia Government International Bond, 3.88%, 4/25/27	424
525,000	Ecopetrol SA, 5.88%, 9/18/23	569
		993
Costa Rica (USD) (0%)
200,000	Costa Rica Government International Bond 144A, 4.25%, 1/26/23(a)	195
Dominica Republic (USD) (0%)
200,000	Dominican Republic International Bond 144A, 5.50%, 1/27/25(a)	208
Finland (EUR) (0%)
170,000	Finland Government Bond 144A, 2.75%, 7/04/28(a)	228
France (EUR) (3%)
200,000	Electricite de France, 2.25%, 4/27/21	236
1,000,000	France Government Bond OAT, 1.00%, 5/25/18	1,107
350,000	France Government Bond OAT 144A, 1.25%, 5/25/36(a)	366
1,840,000	France Government Bond OAT, 1.75%, 11/25/24	2,211
240,000	France Government Bond OAT, 3.25%, 5/25/45	345
		4,265
France (GBP) (0%)
100,000	AXA SA, 5.63%, 1/16/54(b)	145
150,000	Cie de Saint-Gobain, 4.63%, 10/09/29	236
100,000	Cie de Saint-Gobain, 4.63%, 10/09/29	158
		539
France (USD) (1%)
345,000	Banque Federative du Credit Mutuel SA 144A, 2.50%, 4/13/21(a)	343
280,000	Danone SA 144A, 2.59%, 11/02/23(a)	273
		616

Semi-Annual Report    61

Principal or Shares	Security Description	Value (000)
Germany (EUR) (2%)
300,000	Bundesobligation, 0.00%, 4/09/21	$334
900,000	Bundesrepublik Deutschland, 0.00%, 8/15/26	959
800,000	Bundesrepublik Deutschland, 0.50%, 2/15/26	898
100,000	Bundesrepublik Deutschland, 2.50%, 1/04/21	121
360,000	Bundesrepublik Deutschland, 3.25%, 7/04/42	588
80,000	Bundesrepublik Deutschland, 4.75%, 7/04/40	157
		3,057
Hong Kong (USD) (1%)
715,000	ICBCIL Finance Co. Ltd. 144A, 2.38%, 5/19/19(a)	710
Iceland (EUR) (1%)
502,000	Islandsbanki HF, 1.75%, 9/07/20	562
400,000	Landsbankinn HF, 1.63%, 3/15/21	444
		1,006
Indonesia (EUR) (0%)
290,000	Indonesia Government International Bond 144A, 3.75%, 6/14/28(a)	340
Indonesia (USD) (0%)
200,000	Indonesia Government International Bond 144A, 4.13%, 1/15/25(a)	207
310,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27(a)	316
		523
Ireland (EUR) (1%)
100,000	Ireland Government Bond, 3.40%, 3/18/24	131
300,000	Johnson Controls International PLC, 1.00%, 9/15/23	327
200,000	Liberty Mutual Finance Europe DAC 144A, 1.75%, 3/27/24(a)	222
		680
Ireland (USD) (1%)
250,000	Perrigo Finance PLC, 3.50%, 12/15/21	257
220,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	217
185,000	Shire Acquisitions Investments Ireland DAC, 2.88%, 9/23/23	182
535,000	SMBC Aviation Capital Finance DAC 144A, 2.65%, 7/15/21(a)	525
		1,181
Italy (EUR) (3%)
690,000	Italy Buoni Poliennali Del Tesoro, 4.50%, 8/01/18	795
1,520,000	Italy Buoni Poliennali Del Tesoro, 4.50%, 5/01/23	1,954
430,000	Italy Buoni Poliennali Del Tesoro, 5.00%, 8/01/39	608
680,000	Italy Buoni Poliennali Del Tesoro, 5.25%, 11/01/29	960
		4,317
Japan (JPY) (17%)
195,000,000	Japan Government Five Year Bond, 0.10%, 6/20/19	1,760
180,000,000	Japan Government Five Year Bond, 0.10%, 9/20/19	1,626
837,400,000	Japan Government Ten Year Bond, 0.30%, 12/20/25	7,732

Principal or Shares	Security Description	Value (000)

35,000,000	Japan Government Ten Year Bond, 0.80%, 9/20/23	$333
455,000,000	Japan Government Ten Year Bond, 1.20%, 6/20/21	4,313
100,800,000	Japan Government Thirty Year Bond, 1.40%, 12/20/45	1,052
163,000,000	Japan Government Thirty Year Bond, 2.00%, 9/20/40	1,886
165,000,000	Japan Government Thirty Year Bond, 2.20%, 9/20/39	1,961
54,500,000	Japan Government Twenty Year Bond, 1.70%, 9/20/33	593
125,000,000	Japan Government Two Year Bond, 0.10%, 10/15/17	1,123
		22,379
Japan (USD) (1%)
620,000	Mizuho Financial Group Inc., 2.95%, 2/28/22	624
Kenya (USD) (1%)
525,000	Kenya Government International Bond 144A, 5.88%, 6/24/19(a)	544
Luxembourg (USD) (0%)
410,000	Actavis Funding SCS, 3.45%, 3/15/22	422
Mexico (MXN) (0%)
5,500,000	Mexican Bonos, 6.50%, 6/10/21	287
Morocco (USD) (1%)
550,000	Morocco Government International Bond 144A, 4.25%, 12/11/22(a)	574
Netherlands (EUR) (1%)
300,000	Netherlands Government Bond 144A, 0.50%, 7/15/26(a)	330
130,000	Netherlands Government Bond 144A, 2.25%, 7/15/22(a)	161
130,000	Netherlands Government Bond 144A, 4.00%, 1/15/37(a)	221
350,000	Teva Pharmaceutical Finance Netherlands II BV, 1.13%, 10/15/24	366
		1,078
Netherlands (USD) (1%)
415,000	Mondelez International Holdings Netherlands BV 144A, 2.00%, 10/28/21(a)	403
600,000	Mylan NV, 3.15%, 6/15/21	606
300,000	Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19	297
250,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	243
255,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	246
		1,795
New Zealand (USD) (1%)
750,000	ANZ New Zealand International Ltd./London 144A, 2.13%, 7/28/21(a)	736
250,000	BNZ International Funding Ltd./London 144A, 2.10%, 9/14/21(a)	245
		981

62   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Panama (USD) (0%)
200,000	Panama Government International Bond, 3.75%, 3/16/25	$206
200,000	Panama Government International Bond, 3.88%, 3/17/28	207
		413
Peru (USD) (0%)
390,000	Peruvian Government International Bond, 4.13%, 8/25/27	425
Poland (PLN) (0%)
500,000	Poland Government Bond, 5.25%, 10/25/20	141
Romania (USD) (1%)
555,000	Romanian Government International Bond 144A, 4.38%, 8/22/23(a)	588
Saudi Arabia (USD) (0%)
450,000	Saudi Government International Bond 144A, 3.25%, 10/26/26(a)	440
Senegal (USD) (0%)
295,000	Senegal Government International Bond 144A, 8.75%, 5/13/21(a)	339
Spain (EUR) (2%)
1,000,000	Spain Government Bond, 0.75%, 7/30/21	1,116
200,000	Spain Government Bond 144A, 1.95%, 4/30/26(a)	226
600,000	Spain Government Bond 144A, 1.95%, 7/30/30(a)	646
70,000	Spain Government Bond 144A, 2.90%, 10/31/46(a)	76
200,000	Telefonica Emisiones SAU, 3.96%, 3/26/21	249
		2,313
Spain (GBP) (1%)
400,000	Iberdrola Finanzas SAU, 7.38%, 1/29/24	698
Sri Lanka (USD) (0%)
200,000	Sri Lanka Government International Bond 144A, 6.00%, 1/14/19(a)	208
Switzerland (USD) (1%)
505,000	Credit Suisse Group AG 144A, 3.57%, 1/09/23(a)	512
615,000	UBS Group Funding Switzerland AG 144A, 3.49%, 5/23/23(a)	625
		1,137
United Kingdom (GBP) (4%)
450,000	BP Capital Markets PLC, 1.18%, 8/12/23	568
310,000	HSBC Bank PLC, 5.38%, 11/04/30(b)	484
600,000	Ripon Mortgages PLC 144A, 1.17%, 8/20/56(a)(b)	779
260,000	United Kingdom Gilt, 4.25%, 12/07/55	594
260,000	United Kingdom Gilt, 4.25%, 12/07/55	594
620,000	United Kingdom Gilt, 4.75%, 12/07/38	1,247
220,000	United Kingdom Gilt, 5.00%, 3/07/25	377
150,000	Virgin Money PLC, 2.25%, 4/21/20	199
		4,842
United Kingdom (USD) (1%)
440,000	Barclays PLC, 3.68%, 1/10/23	448
70,000	BP Capital Markets PLC, 2.11%, 9/16/21	69
670,000	HSBC Holdings PLC, 2.95%, 5/25/21	678

Principal or Shares	Security Description	Value (000)

470,000	Lloyds Banking Group PLC, 3.00%, 1/11/22	$473
		1,668
United States (EUR) (3%)
550,000	AbbVie Inc., 1.38%, 5/17/24	610
150,000	Berkshire Hathaway Inc., 1.30%, 3/15/24	169
450,000	Blackstone Holdings Finance Co. LLC 144A, 1.00%, 10/05/26(a)	466
640,000	Celanese U.S. Holdings LLC, 1.13%, 9/26/23	695
150,000	McKesson Corp., 1.50%, 11/17/25	166
650,000	Southern Power Co., 1.00%, 6/20/22	712
150,000	Sysco Corp., 1.25%, 6/23/23	167
250,000	Thermo Fisher Scientific Inc., 1.45%, 3/16/27	272
		3,257
United States (GBP) (1%)
360,000	American Honda Finance Corp., 2.63%, 10/14/22	499
110,000	Textron Inc., 6.63%, 4/07/20	161
		660
United States (USD) (37%)
225,000	21st Century Fox America Inc., 4.50%, 2/15/21	242
545,000	Abbott Laboratories, 3.40%, 11/30/23	554
300,000	AbbVie Inc., 2.85%, 5/14/23	298
140,000	AbbVie Inc., 3.20%, 11/06/22	143
350,000	Activision Blizzard Inc. 144A, 2.30%, 9/15/21(a)	345
400,000	Activision Blizzard Inc. 144A, 3.40%, 9/15/26(a)	393
150,000	Air Lease Corp., 4.25%, 9/15/24	157
471,636	American Airlines 2016-1 Class B Pass Through Trust, 5.25%, 1/15/24	490
350,000	Ares Capital Corp., 3.63%, 1/19/22	350
550,000	AT&T Inc., 3.60%, 2/17/23	561
270,000	AT&T Inc., 5.25%, 3/01/37	278
200,000	Bank of America Corp., 2.65%, 4/01/19	202
120,000	Bank of America Corp., 4.00%, 4/01/24	125
550,000	Bank of America Corp., 5.63%, 7/01/20	604
155,000	Baxalta Inc., 3.60%, 6/23/22	160
290,000	Boardwalk Pipelines LP, 4.45%, 7/15/27	297
445,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 144A, 3.00%, 1/15/22(a)	449
255,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 144A, 3.63%, 1/15/24(a)	259
290,000	CA Inc., 3.60%, 8/15/22	298
135,000	CA Inc., 4.70%, 3/15/27	142
300,000	Capital One Financial Corp., 4.75%, 7/15/21	323
350,000	Capital One NA/Mclean VA, 2.40%, 9/05/19	352
760,000	Citigroup Inc., 2.90%, 12/08/21	765
325,000	Citigroup Inc., 4.45%, 9/29/27	333
558,719	Colony Starwood Homes 2016-2 Trust 144A, 2.24%, 12/17/33(a)(b)	563
380,000	Crown Castle International Corp., 5.25%, 1/15/23	421
555,000	Daimler Finance North America LLC 144A, 2.00%, 7/06/21(a)	544
1,040,000	Dell International LLC / EMC Corp. 144A, 4.42%, 6/15/21(a)	1,093
120,000	Delta Air Lines Inc., 2.88%, 3/13/20	121
90,000	Dignity Health, 3.13%, 11/01/22	90
300,000	Discover Bank, 3.10%, 6/04/20	307
245,000	Dollar General Corp., 3.25%, 4/15/23	248
235,000	Dominion Resources Inc./VA, 2.00%, 8/15/21	230

Semi-Annual Report    63

Principal or Shares	Security Description	Value (000)

152,000	Dow Chemical Co., 9.40%, 5/15/39	$246
210,000	DXC Technology Co. 144A, 4.25%, 4/15/24(a)	215
55,000	Enable Midstream Partners LP, 4.40%, 3/15/27	55
320,000	Energy Transfer LP, 6.50%, 2/01/42	353
225,000	Enterprise Products Operating LLC, 3.95%, 2/15/27(c)	233
250,000	Exelon Generation Co. LLC, 2.95%, 1/15/20	254
350,000	Exxon Mobil Corp., 2.73%, 3/01/23	354
447,341	Fannie Mae Connecticut Avenue Securities, 2.14%, 9/25/29(b)	449
616,964	Fannie Mae Connecticut Avenue Securities, 2.34%, 1/25/29(b)	622
435,324	Fannie Mae Connecticut Avenue Securities, 2.44%, 1/25/29(b)	439
413,870	Fannie Mae Connecticut Avenue Securities, 3.19%, 10/25/28(b)	420
250,000	Fannie Mae Connecticut Avenue Securities, 5.24%, 1/25/29(b)	272
330,000	Fannie Mae Connecticut Avenue Securities, 5.24%, 4/25/29(b)	359
170,000	Fannie Mae Connecticut Avenue Securities, 5.44%, 1/25/29(b)	186
499,926	Fannie Mae Connecticut Avenue Securities, 11.24%, 1/25/29(b)	606
500,000	Fannie Mae Connecticut Avenue Securities, 11.74%, 1/25/29(b)	606
200,000	Fifth Third Bank/Cincinnati OH, 2.15%, 8/20/18	201
740,000	FN, 2.50%, 15YR TBA(d)	744
1,250,000	FN, 3.00%, 30YR TBA(d)	1,249
1,130,000	FN, 3.50%, 30YR TBA(d)	1,162
1,000,000	FN, 4.00%, 30YR TBA(d)	1,053
200,000	Ford Motor Credit Co. LLC, 2.24%, 6/15/18	201
200,000	Ford Motor Credit Co. LLC, 2.94%, 1/08/19	203
250,000	Ford Motor Credit Co. LLC, 3.20%, 1/15/21	253
630,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.19%, 10/25/29(b)	634
600,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.29%, 4/25/29(b)	603
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 4.24%, 7/25/29(b)	255
110,000	FS Investment Corp., 4.25%, 1/15/20	112
720,000	G2, 3.50%, 30YR TBA(d)	748
50,000	General Electric Co., 5.88%, 1/14/38	64
300,000	General Motors Financial Co. Inc., 3.20%, 7/13/20	306
500,000	General Motors Financial Co. Inc., 4.20%, 3/01/21	523
300,000	Goldman Sachs Group Inc., 2.60%, 4/23/20	303
750,000	Goldman Sachs Group Inc., 5.38%, 3/15/20	813
135,000	Great Plains Energy Inc., 3.15%, 4/01/22	137
35,332	GreenPoint Mortgage Funding Trust, 1.55%, 6/25/45(b)	27
950,000	Hewlett Packard Enterprise Co., 4.40%, 10/15/22	1,003
200,000	Hospitality Properties Trust, 4.50%, 3/15/25	203

Principal or Shares	Security Description	Value (000)

280,000	Hyundai Capital America 144A, 2.60%, 3/19/20(a)(c)	$280
385,000	International Lease Finance Corp., 5.88%, 4/01/19	411
225,000	Jefferies Group LLC, 4.85%, 1/15/27	234
650,000	JPMorgan Chase & Co., 6.30%, 4/23/19	704
375,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	427
260,000	KKR Group Finance Co. II LLC 144A, 5.50%, 2/01/43(a)	278
145,000	McKesson Corp., 3.80%, 3/15/24	151
115,000	MDC Holdings Inc., 6.00%, 1/15/43	106
240,000	Medtronic Inc., 3.13%, 3/15/22	248
200,000	Metropolitan Edison Co. 144A, 3.50%, 3/15/23(a)	204
405,000	Morgan Stanley, 3.13%, 7/27/26	392
300,000	Morgan Stanley, 5.50%, 1/26/20	326
100,000	Murphy Oil Corp., 3.50%, 12/01/17	100
400,000	National Oilwell Varco Inc., 2.60%, 12/01/22	387
170,000	Nationwide Mutual Insurance Co. 144A, 9.38%, 8/15/39(a)	277
50,000	NBCUniversal Media LLC, 6.40%, 4/30/40	64
480,000	New Residential Mortgage Loan Trust 2017-2 144A, 4.00%, 3/25/57(a)(b)	498
500,000	Newell Brands Inc., 3.15%, 4/01/21	513
37,000	NVIDIA Corp., 3.20%, 9/16/26	36
150,000	Old Republic International Corp., 4.88%, 10/01/24	161
130,000	Oracle Corp., 2.50%, 5/15/22	131
75,000	Owens Corning, 4.20%, 12/15/22	79
63,000	Pacific Life Insurance Co. 144A, 9.25%, 6/15/39(a)	99
146,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 144A, 3.05%, 1/09/20(a)	149
200,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 144A, 3.20%, 7/15/20(a)	205
160,000	Penske Truck Leasing Co. LP / PTL Finance Corp. 144A, 3.38%, 2/01/22(a)	164
205,000	PetSmart Inc. 144A, 7.13%, 3/15/23(a)	188
110,000	Prudential Financial Inc., 5.63%, 6/15/43(b)	120
210,000	Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 144A, 5.13%, 7/15/23(a)	219
350,000	Roper Technologies Inc., 2.80%, 12/15/21	352
300,000	Ryder System Inc., 2.50%, 5/11/20	302
380,000	Sabine Pass Liquefaction LLC, 5.63%, 2/01/21	414
110,000	Santander Holdings USA Inc., 2.65%, 4/17/20	110
400,000	Schlumberger Holdings Corp. 144A, 2.35%, 12/21/18(a)	403
105,000	Select Income REIT, 4.50%, 2/01/25	106
330,000	Solvay Finance America LLC 144A, 3.40%, 12/03/20(a)	340
110,000	State Street Corp., 4.96%, 3/15/18	113
200,000	Synchrony Financial, 4.25%, 8/15/24	206
340,000	Target Corp., 2.50%, 4/15/26	324
340,000	Tech Data Corp., 4.95%, 2/15/27	349
175,000	TIAA Asset Management Finance Co. LLC 144A, 2.95%, 11/01/19(a)	178
410,000	Time Warner Inc., 3.60%, 7/15/25	408

64   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

80,000	U.S. Treasury Bond, 2.25%, 8/15/46	$69
1,127,742	U.S. Treasury Inflation Indexed Bonds, 0.63%, 1/15/26	1,156
3,140,000	U.S. Treasury Note, 1.25%, 4/30/19(e)	3,139
1,480,000	U.S. Treasury Note, 1.38%, 1/31/21	1,466
900,000	U.S. Treasury Note, 2.00%, 11/15/26	878
85,000	Valero Energy Corp., 9.38%, 3/15/19	96
400,000	Valero Energy Partners LP, 4.38%, 12/15/26	412
210,000	VEREIT Operating Partnership LP, 3.00%, 2/06/19	211
705,000	Verizon Communications Inc., 1.75%, 8/15/21	682
370,000	Verizon Communications Inc., 5.05%, 3/15/34	380
230,000	Walgreens Boots Alliance Inc., 2.60%, 6/01/21	232
215,000	Welltower, Inc., 4.95%, 1/15/21	232
		47,912
Uruguay (USD) (0%)
325,000	Uruguay Government International Bond, 4.38%, 10/27/27	343
110,000	Uruguay Government International Bond, 4.50%, 8/14/24	118
		461
Virgin Islands (British) (USD) (1%)
650,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 2.00%, 9/29/21(a)	629

Total Bonds (Cost - $122,577)		123,424
Investment Company (8%)
1,827,979	Payden Cash Reserves Money Market Fund *	1,828
106,260	Payden Emerging Markets Bond Fund, SI Class *	1,482
277,113	Payden Floating Rate Fund, SI Class *	2,780
586,842	Payden High Income Fund, Investor Class *	3,838

Total Investment Company (Cost - $10,420)		9,928

Total Investments (Cost - $132,997) (104%)		133,352
Liabilities in excess of Other Assets (-4%)		(4,601)

Net Assets (100%)		$128,751

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.
(c)	All or a portion of these securities are on loan. At April 30, 2017, the total market value of the Fund’s securities on loan is $513 and the total market value of the collateral held by the Fund is $527. Amounts in 000s.
(d)	Security was purchased on a delayed delivery basis.
(e)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
5/8/2017	Australian Dollar (Sell 2,050)	BNP PARIBAS	$17
5/31/2017	British Pound (Buy 189)	HSBC Bank USA, N.A.	15
5/8/2017	Canadian Dollar (Sell 4,137)	Royal Bank of Canada	53
5/31/2017	Euro (Buy 3,102)	Royal Bank of Canada	89
5/8/2017	Japanese Yen (Sell 2,407,300)	Barclays Bank PLC	51
5/31/2017	Japanese Yen (Buy 33,200)	Barclays Bank PLC	2
5/31/2017	Swiss Franc (Buy 183)	BNP PARIBAS	1

			$228

Liabilities:
5/31/2017	Australian Dollar (Buy 423)	BNP PARIBAS	$(8)
7/19/2017	Australian Dollar (Sell 5,175)	State Street Bank & Trust Co.	(13)
5/8/2017	British Pound (Sell 5,514)	HSBC Bank USA, N.A.	(243)
5/31/2017	Canadian Dollar (Buy 296)	Royal Bank of Canada	(9)
7/19/2017	Canadian Dollar (Buy 5,249)	State Street Bank & Trust Co.	(20)
5/8/2017	Euro (Sell 7,894)	Citibank, N.A.	(182)
6/28/2017	Euro (Sell 2,689)	HSBC Bank USA, N.A.	(28)
5/8/2017	Euro (Sell 8,245)	Royal Bank of Canada	(192)
5/8/2017	Euro (Sell 7,186)	State Street Bank & Trust Co.	(170)
6/26/2017	Mexican Peso (Sell 5,870)	Credit Suisse First Boston International	(5)
6/28/2017	Norwegian Krone (Buy 24,812)	HSBC Bank USA, N.A.	(11)
5/24/2017	Poland Zloty (Sell 578)	Barclays Bank PLC	(7)
5/8/2017	Swiss Franc (Sell 183)	BNP PARIBAS	(2)

			$(890)

Semi-Annual Report    65

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Appreciation (Depreciation) (000s)

3	Euro Buxl 30 Year Bond Future	Jun-17	$553	$7
92	Euro-Bobl Future	Jun-17	13,214	19
33	Euro-Bund Future	Jun-17	(5,815)	(23)
75	Euro-Schatz Future	Jun-17	(9,170)	4
3	Long Gilt Future	Jun-17	498	4
25	U.S. 10 Year Ultra Future	Jun-17	(3,386)	(53)
3	U.S. Long Bond Future	Jun-17	459	9
45	U.S. Treasury 10 Year Note Future	Jun-17	(5,657)	(19)
116	U.S. Treasury 5 Year Note Future	Jun-17	(13,735)	(148)
28	U.S. Ultra Bond Future	Jun-17	4,562	77

				$(123)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$ 513
Non-cash Collateral[2]	(513)

Net Amount	$ —

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

66   Payden Mutual Funds

The Fund seeks a high level of total return by generally
investing in below investment grade debt instruments and
income producing securities of emerging market countries
denominated in U.S. and foreign currencies with no limit
on the average portfolio maturity.

Portfolio Composition - percent of investments
Foreign Government	73%
Corporate	21%
Cash equivalent	6%

Schedule of Investments - April 30, 2017 (Unaudited)
Principal or Shares	Security Description	Value (000)
Bonds (98%)
Argentina (ARS) (1%)
159,655,000	Argentine Bonos del Tesoro, 18.20%, 10/03/21	$11,459
Argentina (USD) (6%)
13,602,500	Argentine Republic Government International Bond, 2.50%, 12/31/38	9,080
6,920,000	Argentine Republic Government International Bond, 5.63%, 1/26/22	7,224
4,150,000	Argentine Republic Government International Bond, 6.88%, 4/22/21	4,550
4,610,000	Argentine Republic Government International Bond, 7.13%, 7/06/36	4,677
10,050,000	Argentine Republic Government International Bond, 7.50%, 4/22/26	11,035
10,893,835	Argentine Republic Government International Bond, 8.28%, 12/31/33	12,228
3,145,000	Provincia de Buenos Aires/Argentina 144A, 6.50%, 2/15/23 (a)	3,253
5,885,000	Provincia de Buenos Aires/Argentina 144A, 7.88%, 6/15/27 (a)	6,158
4,290,000	Provincia de Cordoba 144A, 7.13%, 6/10/21 (a)	4,561
4,820,000	Provincia de Cordoba 144A, 7.45%, 9/01/24 (a)	5,026
2,920,000	YPF SA 144A, 8.50%, 7/28/25 (a)(b)	3,311
		71,103
Armenia (USD) (1%)
12,006,000	Republic of Armenia International Bond 144A, 6.00%, 9/30/20 (a)	12,662
Azerbaijan (USD) (2%)
16,400,000	Republic of Azerbaijan International Bond 144A, 4.75%, 3/18/24 (a)	16,737
5,455,000	State Oil Co. of the Azerbaijan Republic, 4.75%, 3/13/23	5,419
		22,156
Bermuda (USD) (0%)
2,875,000	Digicel Ltd. 144A, 6.00%, 4/15/21 (a)	2,746
Brazil (BRL) (1%)
9,500,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/21	3,008
18,500,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/23	5,832
		8,840
Brazil (USD) (4%)
5,315,000	Banco Nacional de Desenvolvimento Economico e Social 144A, 5.75%, 9/26/23 (a)(b)	5,690
10,015,000	Brazilian Government International Bond, 2.63%, 1/05/23	9,376
9,915,000	Brazilian Government International Bond, 4.25%, 1/07/25 (b)	9,903

Principal or Shares	Security Description	Value (000)

1,090,000	Brazilian Government International Bond, 4.88%, 1/22/21 (b)	$1,158
6,470,000	Brazilian Government International Bond, 5.00%, 1/27/45	5,896
2,955,000	Brazilian Government International Bond, 5.63%, 1/07/41	2,950
9,500,000	Brazilian Government International Bond, 6.00%, 4/07/26	10,440
4,135,230	USJ Acucar e Alcool SA 144A, 9.88%, 11/09/21 (a)	3,412
		48,825
Canada (USD) (0%)
200,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	209
1,790,000	Stoneway Capital Corp. 144A, 10.00%, 3/01/27 (a)	1,884
		2,093
Cayman Islands (USD) (1%)
1,550,000	Energuate Trust 144A, 5.88%, 5/03/27 (a)	1,577
2,340,000	Lima Metro Line 2 Finance Ltd. 144A, 5.88%, 7/05/34 (a)	2,512
3,289,000	Odebrecht Drilling Norbe VIII/IX Ltd. 144A, 6.35%, 6/30/21 (a)	1,998
		6,087
Chile (USD) (0%)
4,624,033	Latam Airlines 2015-1 Pass Through Trust A, 4.20%, 11/15/27	4,624
Colombia (USD) (3%)
3,800,000	Colombia Government International Bond, 3.88%, 4/25/27 (b)	3,835
3,100,000	Colombia Government International Bond, 4.00%, 2/26/24	3,212
3,240,000	Colombia Government International Bond, 4.50%, 1/28/26 (b)	3,463
4,640,000	Colombia Government International Bond, 5.00%, 6/15/45	4,709
5,460,000	Colombia Government International Bond, 6.13%, 1/18/41	6,306
7,920,000	Colombia Government International Bond, 7.38%, 9/18/37	10,225
		31,750
Costa Rica (USD) (3%)
4,770,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (a)	4,864
4,910,000	Banco Nacional de Costa Rica 144A, 4.88%, 11/01/18 (a)	4,972
2,170,000	Banco Nacional de Costa Rica 144A, 5.88%, 4/25/21 (a)	2,247

Semi-Annual Report    67

Principal or Shares	Security Description	Value (000)

10,025,000	Costa Rica Government International Bond 144A, 7.00%, 4/04/44 (a)	$10,384
10,260,000	Costa Rica Government International Bond 144A, 7.16%, 3/12/45 (a)	10,709
		33,176
Croatia (USD) (1%)
3,485,000	Croatia Government International Bond 144A, 6.38%, 3/24/21 (a)	3,861
3,000,000	Croatia Government International Bond, 6.38%, 3/24/21 (c)	3,324
4,330,000	Croatia Government International Bond, 6.75%, 11/05/19 (c)	4,721
		11,906
Dominica Republic (USD) (3%)
2,585,000	Dominican Republic International Bond 144A, 5.50%, 1/27/25 (a)	2,693
5,760,000	Dominican Republic International Bond 144A, 5.95%, 1/25/27 (a)	6,044
2,555,000	Dominican Republic International Bond 144A, 6.60%, 1/28/24 (a)	2,836
3,250,000	Dominican Republic International Bond 144A, 6.85%, 1/27/45 (a)	3,473
4,870,000	Dominican Republic International Bond 144A, 6.88%, 1/29/26 (a)	5,456
7,205,000	Dominican Republic International Bond 144A, 7.45%, 4/30/44 (a)	8,205
5,815,000	Dominican Republic International Bond 144A, 7.50%, 5/06/21 (a)	6,469
		35,176
Ecuador (USD) (2%)
6,880,000	Ecuador Government International Bond 144A, 7.95%, 6/20/24 (a)	6,605
2,090,000	Ecuador Government International Bond, 7.95%, 6/20/24 (c)	2,006
5,170,000	Ecuador Government International Bond 144A, 9.65%, 12/13/26 (a)	5,274
6,390,000	Ecuador Government International Bond 144A, 10.75%, 3/28/22 (a)	6,949
		20,834
Egypt (USD) (1%)
2,820,000	Egypt Government International Bond 144A, 5.88%, 6/11/25 (a)	2,792
5,810,000	Egypt Government International Bond 144A, 6.13%, 1/31/22 (a)	6,053
4,660,000	Egypt Government International Bond 144A, 7.50%, 1/31/27 (a)	5,035
2,110,000	Egypt Government International Bond 144A, 8.50%, 1/31/47 (a)(b)	2,304
		16,184
El Salvador (USD) (2%)
4,615,000	El Salvador Government International Bond 144A, 5.88%, 1/30/25 (a)(b)	4,153
1,980,000	El Salvador Government International Bond 144A, 6.38%, 1/18/27 (a)	1,777
2,265,000	El Salvador Government International Bond 144A, 7.38%, 12/01/19 (a)(b)	2,285

Principal or Shares	Security Description	Value (000)

8,945,000	El Salvador Government International Bond 144A, 7.65%, 6/15/35 (a)(b)	$8,185
7,670,000	El Salvador Government International Bond 144A, 8.63%, 2/28/29 (a)	7,766
		24,166
Georgia (USD) (2%)
4,270,000	BGEO Group JSC 144A, 6.00%, 7/26/23 (a)	4,318
8,685,000	Georgia Government International Bond 144A, 6.88%, 4/12/21 (a)	9,640
2,030,000	Georgian Oil and Gas Corp. JSC 144A, 6.75%, 4/26/21 (a)	2,142
8,385,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (a)	9,254
		25,354
Ghana (USD) (2%)
8,350,000	Ghana Government International Bond 144A, 7.88%, 8/07/23 (a)	8,300
5,170,000	Ghana Government International Bond 144A, 9.25%, 9/15/22 (a)(b)	5,495
7,390,000	Ghana Government International Bond 144A, 10.75%, 10/14/30 (a)	8,944
		22,739
Guatemala (USD) (0%)
4,270,000	Guatemala Government Bond 144A, 4.50%, 5/03/26 (a)	4,331
Honduras (USD) (2%)
2,070,000	Honduras Government International Bond 144A, 6.25%, 1/19/27 (a)	2,154
14,085,000	Honduras Government International Bond 144A, 8.75%, 12/16/20 (a)	16,108
		18,262
Hungary (USD) (2%)
11,850,000	Hungary Government International Bond, 5.38%, 3/25/24	13,312
7,030,000	Hungary Government International Bond, 5.75%, 11/22/23	8,011
		21,323
Indonesia (USD) (5%)
2,250,000	Indonesia Government International Bond 144A, 3.70%, 1/08/22 (a)	2,314
7,695,000	Indonesia Government International Bond 144A, 4.13%, 1/15/25 (a)	7,946
2,300,000	Indonesia Government International Bond 144A, 5.25%, 1/17/42 (a)	2,485
2,960,000	Indonesia Government International Bond 144A, 5.25%, 1/08/47 (a)	3,184
10,085,000	Indonesia Government International Bond 144A, 5.88%, 1/15/24 (a)	11,519
9,440,000	Indonesia Government International Bond 144A, 8.50%, 10/12/35 (a)	13,625
2,770,000	Indonesia Government International Bond, 8.50%, 10/12/35 (c)	3,998
720,000	Pelabuhan Indonesia III Persero PT 144A, 4.88%, 10/01/24 (a)	757
3,475,000	Pertamina Persero PT 144A, 5.25%, 5/23/21 (a)	3,723

68   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

6,580,000	Pertamina Persero PT 144A, 6.00%, 5/03/42 (a)	$7,016
6,580,000	Perusahaan Penerbit SBSN Indonesia III 144A, 4.15%, 3/29/27 (a)	6,712
		63,279
Ivory Coast (USD) (1%)
2,600,000	Ivory Coast Government International Bond 144A, 5.38%, 7/23/24 (a)	2,542
6,017,200	Ivory Coast Government International Bond 144A, 5.75%, 12/31/32 (a)	5,796
		8,338
Jamaica (USD) (0%)
2,350,000	Jamaica Government International Bond, 8.00%, 3/15/39	2,742
Jordan (USD) (0%)
3,950,000	Jordan Government International Bond 144A, 5.75%, 1/31/27 (a)	3,910
Kazakhstan (USD) (2%)
4,400,000	Development Bank of Kazakhstan JSC 144A, 4.13%, 12/10/22 (a)	4,395
4,485,000	Kazakhstan Government International Bond 144A, 6.50%, 7/21/45 (a)	5,349
8,560,000	Kazakhstan Temir Zholy Finance BV 144A, 6.38%, 10/06/20 (a)	9,281
6,040,000	KazMunayGas National Co. JSC 144A, 5.75%, 4/19/47 (a)	5,900
		24,925
Kenya (USD) (1%)
13,946,000	Kenya Government International Bond 144A, 5.88%, 6/24/19 (a)	14,452
Lebanon (USD) (3%)
2,270,000	Lebanon Government International Bond, 5.15%, 11/12/18	2,308
3,890,000	Lebanon Government International Bond, 5.45%, 11/28/19	3,976
2,255,000	Lebanon Government International Bond, 6.00%, 1/27/23	2,309
3,670,000	Lebanon Government International Bond, 6.10%, 10/04/22	3,779
4,785,000	Lebanon Government International Bond, 6.20%, 2/26/25	4,794
2,280,000	Lebanon Government International Bond, 6.38%, 3/09/20	2,369
2,815,000	Lebanon Government International Bond, 6.60%, 11/27/26	2,860
1,725,000	Lebanon Government International Bond, 6.65%, 11/03/28	1,737
3,935,000	Lebanon Government International Bond, 6.65%, 2/26/30	3,960
2,205,000	Lebanon Government International Bond, 6.75%, 11/29/27	2,235
		30,327
Luxembourg (USD) (1%)
2,485,000	Atento Luxco 1 SA 144A, 7.38%, 1/29/20 (a)	2,573
2,270,000	MHP SA 144A, 7.75%, 5/10/24 (a)	2,293
4,790,000	Ultrapar International SA 144A, 5.25%, 10/06/26 (a)	4,837

Principal or Shares	Security Description	Value (000)

5,000,000	VM Holding SA 144A, 5.38%, 5/04/27 (a)	$4,952
		14,655
Malaysia (MYR) (0%)
11,540,000	Malaysia Government Bond, 4.25%, 5/31/35	2,571
Malaysia (USD) (0%)
930,000	Petronas Capital Ltd. 144A, 4.50%, 3/18/45 (a)	982
Mexico (MXN) (0%)
32,700,000	Grupo Televisa SAB, 7.25%, 5/14/43	1,327
71,600,000	Red de Carreteras de Occidente SAPIB de CV 144A, 9.00%, 6/10/28 (a)	3,694
		5,021
Mexico (USD) (4%)
1,550,000	Comision Federal de Electricidad 144A, 4.75%, 2/23/27 (a)	1,567
2,475,000	Comision Federal de Electricidad 144A, 4.88%, 1/15/24 (a)	2,577
1,714,466	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (a)	1,785
5,170,000	Mexichem SAB de CV 144A, 5.88%, 9/17/44 (a)	5,142
1,520,000	Mexico City Airport Trust 144A, 5.50%, 10/31/46 (a)	1,507
4,400,000	Mexico Government International Bond, 4.15%, 3/28/27	4,529
1,013,000	Mexico Government International Bond, 5.55%, 1/21/45	1,118
1,715,000	Mexico Government International Bond, 6.05%, 1/11/40	1,993
4,360,000	Petroleos Mexicanos, 3.50%, 1/30/23	4,173
4,670,000	Petroleos Mexicanos, 4.88%, 1/24/22	4,833
1,483,000	Petroleos Mexicanos, 5.50%, 6/27/44	1,309
4,360,000	Petroleos Mexicanos, 5.63%, 1/23/46	3,898
2,520,000	Petroleos Mexicanos, 6.38%, 1/23/45	2,479
4,110,000	Petroleos Mexicanos, 6.50%, 6/02/41	4,137
2,959,000	Petroleos Mexicanos, 6.75%, 9/21/47	3,015
2,170,000	Sigma Alimentos SA de CV 144A, 4.13%, 5/02/26 (a)	2,143
		46,205
Mongolia (USD) (2%)
9,200,000	Mongolia Government International Bond 144A, 5.13%, 12/05/22 (a)	8,832
4,985,000	Mongolia Government International Bond, 5.13%, 12/05/22 (c)	4,786
1,660,000	Mongolia Government International Bond 144A, 8.75%, 3/09/24 (a)	1,851
10,968,000	Mongolia Government International Bond 144A, 10.88%, 4/06/21 (a)	12,792
		28,261
Netherlands (USD) (1%)
2,670,000	Listrindo Capital BV 144A, 4.95%, 9/14/26 (a)(b)	2,643
8,435,000	Petrobras Global Finance BV, 4.38%, 5/20/23	8,095
		10,738
Nigeria (USD) (1%)
4,790,000	Nigeria Government International Bond 144A, 6.75%, 1/28/21 (a)	5,098

Semi-Annual Report    69

Principal or Shares	Security Description	Value (000)

6,360,000	Nigeria Government International Bond 144A, 7.88%, 2/16/32 (a)	$6,923
		12,021
Oman (USD) (2%)
1,400,000	Oman Government International Bond 144A, 3.63%, 6/15/21 (a)	1,420
2,650,000	Oman Government International Bond 144A, 3.88%, 3/08/22 (a)	2,685
4,040,000	Oman Government International Bond 144A, 4.75%, 6/15/26 (a)	4,070
7,855,000	Oman Government International Bond 144A, 5.38%, 3/08/27 (a)	8,207
6,160,000	Oman Government International Bond 144A, 6.50%, 3/08/47 (a)	6,651
		23,033
Panama (USD) (2%)
5,520,000	Global Bank Corp. 144A, 4.50%, 10/20/21 (a)	5,537
4,630,000	Panama Government International Bond, 3.88%, 3/17/28 (b)	4,786
10,490,000	Panama Government International Bond, 6.70%, 1/26/36	13,611
3,135,000	Panama Government International Bond, 9.38%, 4/01/29	4,671
		28,605
Peru (USD) (2%)
2,913,868	Abengoa Transmision Sur SA 144A, 6.88%, 4/30/43 (a)	3,151
460,000	Banco Internacional del Peru SAA Interbank 144A, 6.63%, 3/19/29 (a)(d)	505
4,560,000	Corp. Financiera de Desarrollo SA 144A, 4.75%, 2/08/22 (a)	4,886
500,000	Corp. Financiera de Desarrollo SA 144A, 5.25%, 7/15/29 (a)(d)	525
7,530,000	Peruvian Government International Bond, 5.63%, 11/18/50	9,149
6,730,000	Peruvian Government International Bond, 6.55%, 3/14/37	8,850
1,305,000	Peruvian Government International Bond, 7.35%, 7/21/25 (b)	1,705
		28,771
Philippines (USD) (1%)
1,300,000	Philippine Government International Bond, 3.70%, 3/01/41	1,298
7,765,000	Philippine Government International Bond, 6.38%, 10/23/34	10,396
2,368,000	Philippine Government International Bond, 7.75%, 1/14/31	3,395
		15,089
Romania (USD) (2%)
5,360,000	Romanian Government International Bond 144A, 4.38%, 8/22/23 (a)(b)	5,681
8,226,000	Romanian Government International Bond 144A, 4.88%, 1/22/24 (a)	8,965
3,382,000	Romanian Government International Bond 144A, 6.13%, 1/22/44 (a)	4,207

Principal or Shares	Security Description	Value (000)

5,330,000	Romanian Government International Bond 144A, 6.75%, 2/07/22 (a)	$6,189
		25,042
Russian Federation (RUB) (0%)
300,000,000	Russian Federal Bond - Ofz, 8.15%, 2/03/27	5,537
Russian Federation (USD) (1%)
3,000,000	Russian Foreign Bond - Eurobond 144A, 4.88%, 9/16/23 (a)	3,257
4,000,000	Russian Foreign Bond - Eurobond 144A, 5.63%, 4/04/42 (a)	4,464
		7,721
Senegal (USD) (1%)
9,155,000	Senegal Government International Bond 144A, 6.25%, 7/30/24 (a)	9,398
7,550,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (a)	8,683
		18,081
Serbia (USD) (1%)
9,140,000	Serbia International Bond 144A, 7.25%, 9/28/21 (a)	10,543
Singapore (USD) (0%)
1,900,000	BOC Aviation Ltd. 144A, 3.88%, 4/27/26 (a)	1,897
South Africa (USD) (1%)
13,970,000	Republic of South Africa Government International Bond, 4.30%, 10/12/28	13,209
2,350,000	Republic of South Africa Government International Bond, 4.88%, 4/14/26	2,374
		15,583
Sri Lanka (USD) (3%)
5,090,000	National Savings Bank 144A, 8.88%, 9/18/18 (a)	5,422
13,010,000	Sri Lanka Government International Bond 144A, 5.88%, 7/25/22 (a)	13,498
3,810,000	Sri Lanka Government International Bond 144A, 6.13%, 6/03/25 (a)	3,894
5,390,000	Sri Lanka Government International Bond 144A, 6.83%, 7/18/26 (a)	5,674
2,830,000	Sri Lanka Government International Bond 144A, 6.85%, 11/03/25 (a)	2,986
		31,474
Turkey (USD) (4%)
2,380,000	Export Credit Bank of Turkey 144A, 5.88%, 4/24/19 (a)	2,491
5,510,000	TC Ziraat Bankasi AS 144A, 5.13%, 5/03/22 (a)	5,517
7,950,000	Turkey Government International Bond, 4.25%, 4/14/26	7,570
2,700,000	Turkey Government International Bond, 4.88%, 4/16/43	2,448
7,140,000	Turkey Government International Bond, 5.63%, 3/30/21	7,580
7,290,000	Turkey Government International Bond, 6.00%, 3/25/27	7,814
5,020,000	Turkey Government International Bond, 6.88%, 3/17/36	5,701

70   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

4,340,000	Turkey Government International Bond, 7.38%, 2/05/25	$5,045
3,700,000	Turkey Government International Bond, 8.00%, 2/14/34	4,630
		48,796
Ukraine (USD) (4%)
3,015,000	Ukraine Government International Bond 144A, 0.00%, 5/31/40 (a)(d)	1,068
5,692,000	Ukraine Government International Bond 144A, 7.75%, 9/01/19 (a)	5,817
11,178,000	Ukraine Government International Bond 144A, 7.75%, 9/01/20 (a)	11,286
1,503,000	Ukraine Government International Bond 144A, 7.75%, 9/01/21 (a)	1,502
7,553,000	Ukraine Government International Bond 144A, 7.75%, 9/01/22 (a)	7,396
8,453,000	Ukraine Government International Bond 144A, 7.75%, 9/01/23 (a)	8,184
4,033,000	Ukraine Government International Bond 144A, 7.75%, 9/01/24 (a)	3,848
1,503,000	Ukraine Government International Bond 144A, 7.75%, 9/01/25 (a)	1,429
1,503,000	Ukraine Government International Bond 144A, 7.75%, 9/01/26 (a)	1,410
1,503,000	Ukraine Government International Bond 144A, 7.75%, 9/01/27 (a)	1,412
		43,352
United Arab Emirates (USD) (0%)
5,070,000	Abu Dhabi Government International Bond 144A, 3.13%, 5/03/26 (a)	5,129
United Kingdom (IDR) (1%)
78,000,000,000	Standard Chartered Bank/Singapore 144A, 8.25%, 5/19/36 (a)	6,169
United Kingdom (INR) (1%)
295,000,000	Standard Chartered Bank/Singapore 144A, 7.16%, 5/23/23 (a)	4,599
195,000,000	Standard Chartered Bank/Singapore 144A, 7.61%, 5/13/30 (a)(d)	3,128
43,000,000	Standard Chartered Bank/Singapore, 9.34%, 8/27/24	721
28,000,000	Standard Chartered Bank/Singapore (India Government Bond) 144A, 7.59%, 1/13/26 (a)	451
		8,899
United Kingdom (LKR) (1%)
1,264,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 10.75%, 3/03/21 (a)	8,011
United Kingdom (USD) (1%)
3,950,000	Petra Diamonds U.S. Treasury PLC 144A, 7.25%, 5/01/22 (a)	4,138
7,160,000	State Export-Import Bank of Ukrain (Ukreximbank Via Biz Finance PLC) 144A, 9.63%, 4/27/22 (a)	7,299
		11,437
United States (EGP) (1%)
115,200,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 1/25/18 (a)	5,644

Principal or Shares	Security Description	Value (000)

59,100,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 3/08/18 (a)	$2,840
		8,484
United States (GHS) (1%)
12,300,000	Citigroup Global Markets Holdings Inc. (Republic of Ghana) 144A, 24.75%, 3/03/21 (a)(d)	3,313
10,450,000	Citigroup Global Markets Holdings Inc. (Republic of Ghana) 144A, 24.75%, 3/03/21 (a)(d)	2,814
		6,127
United States (IDR) (0%)
30,300,000,000	JPMorgan Chase Bank NA 144A, 8.38%, 3/17/34 (a)	2,416
Uruguay (USD) (2%)
13,940,525	Uruguay Government International Bond, 4.38%, 10/27/27	14,707
1,114,000	Uruguay Government International Bond, 4.50%, 8/14/24 (b)	1,196
10,449,580	Uruguay Government International Bond, 5.10%, 6/18/50	10,424
		26,327
Venezuela (USD) (2%)
5,975,000	Petroleos de Venezuela SA, 5.38%, 4/12/27	2,294
6,620,000	Petroleos de Venezuela SA 144A, 6.00%, 11/15/26 (a)	2,542
2,450,000	Petroleos de Venezuela SA 144A, 8.50%, 10/27/20 (a)	1,926
5,540,000	Petroleos de Venezuela SA, 9.00%, 11/17/21 (c)	2,939
8,550,000	Venezuela Government International Bond, 6.00%, 12/09/20	4,461
2,065,000	Venezuela Government International Bond, 7.00%, 12/01/18	1,463
2,640,000	Venezuela Government International Bond, 7.00%, 3/31/38	1,206
7,314,000	Venezuela Government International Bond, 7.65%, 4/21/25	3,413
4,385,000	Venezuela Government International Bond, 7.75%, 10/13/19	2,660
1,740,000	Venezuela Government International Bond, 9.25%, 9/15/27	938
		23,842
Virgin Islands (British) (USD) (3%)
19,000,000	1MDB Global Investments Ltd., 4.40%, 3/09/23 (c)	17,882
2,860,000	Arcos Dorados Holdings Inc. 144A, 5.88%, 4/04/27 (a)	2,868
2,010,000	Central American Bottling Corp. 144A, 5.75%, 1/31/27 (a)	2,136
5,490,000	Sinopec Group Overseas Development 2016 Ltd. 144A, 3.50%, 5/03/26 (a)	5,430
4,350,000	Sinopec Group Overseas Development 2017 Ltd. 144A, 3.63%, 4/12/27 (a)	4,338
935,000	State Grid Overseas Investment 2013 Ltd. 144A, 4.38%, 5/22/43 (a)	1,005
		33,659

Semi-Annual Report    71

Principal or Shares	Security Description	Value (000)
Zambia (USD) (1%)
1,190,000	Zambia Government International Bond 144A, 5.38%, 9/20/22 (a)	$1,124
9,025,000	Zambia Government International Bond 144A, 8.50%, 4/14/24 (a)	9,506
1,120,000	Zambia Government International Bond 144A, 8.97%, 7/30/27 (a)	1,199
		11,829
Total Bonds (Cost - $1,154,197)		1,180,076
Investment Company (6%)
69,026,468	Payden Cash Reserves Money Market Fund * (Cost - $69,026)	69,026
Total Investments (Cost - $1,223,223) (104%)		1,249,102
Liabilities in excess of Other Assets (-4%)		(46,667)
Net Assets (100%)		$1,202,435

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	All or a portion of these securities are on loan. At April 30, 2017, the total market value of the Fund’s securities on loan is $49,989 and the total market value of the collateral held by the Fund is $52,749. Amounts in 000s.
(c)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(d)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)

Assets:
8/2/2017	Argentine Peso (Buy 50,920)	BNP PARIBAS	$14
6/21/2017	Colombian Peso (Buy 8,588,000)	HSBC Bank USA, N.A.	63
6/23/2017	Peruvian Nuevo Sol (Buy 9,396)	Barclays Bank PLC	31
5/22/2017	Russian Ruble (Buy 358,840)	Barclays Bank PLC	227

			$335

Liabilities:
6/26/2017	Mexican Peso (Sell 99,570)	Credit Suisse First Boston International	$(91)
5/12/2017	South Korean Won (Sell 13,230,000)	Barclays Bank PLC	(55)

			$(146)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Depreciation (000s)

357	U.S. Treasury 10 Year Note Future	Jun-17	$(44,882)	$(849)

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$49,989
Non-cash Collateral[2]	(49,989)

Net Amount	$—

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

72   Payden Mutual Funds

The Fund seeks a high level of total return by generally investing in below investment grade debt instruments and income producing securities of emerging market countries denominated in foreign and U.S. currencies.

Portfolio Composition - percent of investments

Foreign Government	82%
Corporate	15%
Cash equivalent	3%

Schedule of Investments - April 30, 2017 (Unaudited)
Principal or Shares	Security Description	Value (000)
Bonds (93%)
Argentina (ARS) (3%)
16,550,000	Argentine Bonos del Tesoro, 15.50%, 10/17/26	$1,183
21,140,000	Argentine Bonos del Tesoro, 16.00%, 10/17/23	1,517
25,113,000	Argentine Bonos del Tesoro, 18.20%, 10/03/21	1,803
		4,503
Brazil (BRL) (11%)
1,000,000	Brazil Notas do Tesouro Nacional Serie B,
	17.01%, 8/15/18	965
19,735,000	Brazil Notas do Tesouro Nacional Serie F,
	10.00%, 1/01/19	6,290
5,837,000	Brazil Notas do Tesouro Nacional Serie F,
	10.00%, 1/01/21	1,848
17,691,000	Brazil Notas do Tesouro Nacional Serie F,
	10.00%, 1/01/23	5,577
9,835,000	Brazil Notas do Tesouro Nacional Serie F,
	10.00%, 1/01/25	3,076
		17,756
Chile (CLP) (0%)
79,000,000	Republic of Chile, 5.50%, 8/05/20	126
Colombia (COP) (7%)
540,000,000	Colombia Government International Bond,
	7.75%, 4/14/21	199
2,700,000,000	Colombian TES, 6.00%, 4/28/28	888
7,545,000,000	Colombian TES, 7.00%, 5/04/22	2,706
2,600,000,000	Colombian TES, 7.50%, 8/26/26	966
1,945,000,000	Colombian TES, 7.75%, 9/18/30	739
7,949,000,000	Colombian TES, 10.00%, 7/24/24	3,313
2,330,000,000	Colombian TES, 11.00%, 7/24/20	916
900,000,000	Emgesa SA ESP 144A, 8.75%, 1/25/21 (a)	317
1,380,000,000	Empresa de Telecomunicaciones de Bogota 144A, 7.00%, 1/17/23 (a)	362
1,245,000,000	Empresas Publicas de Medellin ESP 144A, 7.63%, 9/10/24 (a)	420
1,036,000,000	Empresas Publicas de Medellin ESP 144A,
	8.38%, 2/01/21 (a)	358
1,585,000,000	Financiera de Desarrollo Territorial SA Findeter
	144A, 7.88%, 8/12/24 (a)	529
		11,713
Hungary (HUF) (5%)
163,000,000	Hungary Government Bond, 3.50%, 6/24/20	615
187,000,000	Hungary Government Bond, 5.50%, 6/24/25	766
154,000,000	Hungary Government Bond, 6.00%, 11/24/23	648
411,100,000	Hungary Government Bond, 6.50%, 6/24/19	1,620
518,810,000	Hungary Government Bond, 7.00%, 6/24/22	2,250
268,000,000	Hungary Government Bond, 7.50%, 11/12/20	1,142
		7,041
Indonesia (IDR) (5%)
31,000,000,000	Indonesia Treasury Bond, 5.63%, 5/15/23	2,169

Principal or Shares	Security Description	Value (000)

9,000,000,000	Indonesia Treasury Bond, 7.00%, 5/15/22	$684
24,700,000,000	Indonesia Treasury Bond, 8.25%, 6/15/32	1,956
16,400,000,000	Indonesia Treasury Bond, 8.38%, 3/15/24	1,324
15,600,000,000	Indonesia Treasury Bond, 8.38%, 9/15/26	1,275
		7,408
Malaysia (MYR) (5%)
4,050,000	Malaysia Government Bond, 3.42%, 8/15/22	916
2,970,000	Malaysia Government Bond, 3.80%, 8/17/23	680
5,120,000	Malaysia Government Bond, 3.89%, 3/15/27	1,147
3,790,000	Malaysia Government Bond, 4.16%, 7/15/21	889
2,705,000	Malaysia Government Bond, 4.18%, 7/15/24	633
10,810,000	Malaysia Government Bond, 4.25%, 5/31/35	2,408
4,380,000	Malaysia Government Bond, 4.39%, 4/15/26	1,025
2,560,000	Malaysia Government Bond, 4.50%, 4/15/30	594
		8,292
Mexico (MXN) (8%)
15,000,000	America Movil SAB de CV, 6.00%, 6/09/19	771
72,300	America Movil SAB de CV, 6.45%, 12/05/22	360
10,700,000	Comision Federal de Electricidad,
	7.35%, 11/25/25	514
7,270,000	Grupo Televisa SAB, 7.25%, 5/14/43	295
7,300,000	Mexican Bonos, 6.50%, 6/09/22	378
35,700,000	Mexican Bonos, 7.75%, 5/29/31	1,949
18,220,000	Mexican Bonos, 7.75%, 11/23/34	990
31,800,000	Mexican Bonos, 7.75%, 11/13/42	1,717
6,500,000	Mexican Bonos, 8.00%, 12/07/23	362
26,940,000	Mexican Bonos, 8.50%, 5/31/29	1,567
11,349,000	Mexican Bonos, 8.50%, 11/18/38	660
20,783,100	Mexican Bonos, 10.00%, 12/05/24	1,290
16,240,000	Petroleos Mexicanos 144A, 7.65%, 11/24/21 (a)	823
9,900,000	Red de Carreteras de Occidente SAPIB de CV
	144A, 9.00%, 6/10/28 (a)	511
		12,187
Peru (PEN) (2%)
3,990,000	Republic of Peru 144A, 5.70%, 8/12/24 (a)	1,259
2,865,000	Republic of Peru 144A, 6.35%, 8/12/28 (a)	916
500,000	Republic of Peru 144A, 6.90%, 8/12/37 (a)	167
2,930,000	Republic of Peru 144A, 6.95%, 8/12/31 (a)	978
1,026,000	Republic of Peru 144A, 8.20%, 8/12/26 (a)	375
		3,695
Philippines (PHP) (0%)
8,000,000	Philippine Government International Bond, 4.95%, 1/15/21	165
17,000,000	Republic of Philippines, 6.25%, 1/14/36	380
		545
Poland (PLN) (8%)
4,500,000	Poland Government Bond, 2.00%, 4/25/21	1,134
4,050,000	Poland Government Bond, 3.25%, 7/25/19	1,071
8,000,000	Poland Government Bond, 4.00%, 10/25/23	2,177

Semi-Annual Report    73

Principal or Shares	Security Description	Value (000)

4,375,000	Poland Government Bond, 5.25%, 10/25/20	$1,233
3,950,000	Poland Government Bond, 5.50%, 10/25/19	1,101
3,060,000	Poland Government Bond, 5.75%, 10/25/21	889
5,750,000	Republic of Poland Government Bond, 1.50%, 4/25/20	1,450
3,000,000	Republic of Poland Government Bond, 2.25%, 4/25/22	752
14,080,000	Republic of Poland Government Bond, 2.50%, 7/25/26	3,402
		13,209
Romania (RON) (2%)
1,350,000	Romania Government Bond, 5.60%, 11/28/18	347
4,350,000	Romania Government Bond, 5.85%, 4/26/23	1,195
8,510,000	Romania Government Bond, 5.95%, 6/11/21	2,308
		3,850
Russian Federation (RUB) (6%)
123,000,000	Russian Federal Bond - OFZ, 7.00%, 1/25/23	2,115
103,800,000	Russian Federal Bond - OFZ, 7.05%, 1/19/28	1,761
183,920,000	Russian Federal Bond - OFZ, 7.60%, 4/14/21	3,227
159,500,000	Russian Federal Bond - OFZ, 8.15%, 2/03/27	2,944
		10,047
South Africa (ZAR) (8%)
49,200,000	Republic of South Africa, 6.25%, 3/31/36	2,665
27,035,019	Republic of South Africa, 6.50%, 2/28/41	1,445
1,320,000	Republic of South Africa, 7.00%, 2/28/31	82
32,000,000	Republic of South Africa, 8.88%, 2/28/35	2,276
9,450,000	Republic of South Africa Government Bond, 8.75%, 2/28/48	644
20,670,000	South Africa Government Bond, 7.75%, 2/28/23	1,522
55,000,000	South Africa Government Bond, 8.00%, 1/31/30	3,775
11,200,000	Transnet SOC Ltd. 144A, 9.50%, 5/13/21 (a)	816
		13,225
Thailand (THB) (4%)
85,500,000	Thailand Government Bond, 3.63%, 6/16/23	2,649
22,470,000	Thailand Government Bond, 3.65%, 12/17/21	696
62,600,000	Thailand Government Bond, 4.88%, 6/22/29	2,159
		5,504
Turkey (TRY) (7%)
2,479,653	Turkey Government Bond, 3.00%, 2/23/22	721
7,200,000	Turkey Government Bond, 7.10%, 3/08/23	1,741
225,000	Turkey Government Bond, 7.40%, 2/05/20	58
2,100,000	Turkey Government Bond, 8.00%, 3/12/25	524
1,475,000	Turkey Government Bond, 8.50%, 7/10/19	397
9,100,000	Turkey Government Bond, 8.80%, 9/27/23	2,390
3,070,000	Turkey Government Bond, 9.00%, 7/24/24	816
4,250,000	Turkey Government Bond, 9.40%, 7/08/20	1,156
2,550,000	Turkey Government Bond, 9.50%, 1/12/22	693
3,420,000	Turkey Government Bond, 10.40%, 3/20/24	970
1,350,000	Turkey Government Bond, 10.50%, 1/15/20	379
2,760,000	Turkey Government Bond, 10.60%, 2/11/26	798
		10,643
United Kingdom (IDR) (2%)
27,400,000,000	Standard Chartered Bank/Singapore 144A, 8.38%, 3/17/34 (a)	2,185
4,500,000,000	Standard Chartered Bank/Singapore (Indonesia Treasury Bond) 144A, 8.38%, 3/17/34 (a)	359
		2,544

Principal or Shares	Security Description	Value (000)
United Kingdom (INR) (2%)
85,000,000	Standard Chartered Bank/Singapore 144A, 7.61%, 5/13/30 (a)(b)	$1,363
13,000,000	Standard Chartered Bank/Singapore, 9.34%, 8/27/24	218
55,000,000	Standard Chartered Bank/Singapore (India
	Government Bond) 144A, 7.59%, 1/13/26 (a)	886
39,000,000	Standard Chartered Bank/Singapore (India
	Government Bond) 144A, 8.83%, 11/29/23 (a)	660
		3,127
United Kingdom (LKR) (1%)
281,000,000	Standard Chartered Bank/Singapore (Sri Lanka
	Government Bonds) 144A, 10.75%, 3/03/21 (a)	1,781
United States (EGP) (1%)
29,600,000	Citigroup Global Markets Holdings Inc. (Arab
	Republic of Egypt) 144A, 0.00%, 1/25/18 (a)	1,450
9,200,000	Citigroup Global Markets Holdings Inc. (Arab
	Republic of Egypt) 144A, 0.00%, 3/08/18 (a)	442
		1,892
United States (GHS) (1%)
2,600,000	Citigroup Global Markets Holdings Inc. (Republic of Ghana) 144A, 24.75%, 3/03/21 (a)(b)	700
1,900,000	Citigroup Global Markets Holdings Inc. (Republic of Ghana) 144A, 24.75%, 3/03/21 (a)(b)	512
		1,212
United States (IDR) (5%)
5,500,000,000	Indonesia Treasury Bond, 8.38%, 3/19/24	444
18,740,000,000	Indonesia Treasury Bond 144A, 8.38%, 9/17/26 (a)	1,532
10,000,000,000	Indonesia Treasury Bond 144A, 8.75%, 6/03/31 (a)	830
49,194,000,000	Indonesia Treasury Bond 144A, 9.50%, 7/17/31 (a)	4,279
		7,085
Total Bonds (Cost - $155,178)		147,385

Investment Company (3%)
478,709	Payden Emerging Markets Corporate Bond Fund, SI Class * (Cost - $4,900)	4,869
Total Investments (Cost - $160,078) (96%)		152,254
Other Assets, net of Liabilities (4%)		6,929
Net Assets (100%)		$159,183

*	Affiliated investment
(a)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(b)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.

74   Payden Mutual Funds

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
8/2/2017	Argentine Peso (Buy 6,290)	BNP PARIBAS	$2
6/21/2017	Colombian Peso (Buy 1,504,000)	HSBC Bank USA, N.A.	11
7/3/2017	Czech Koruna (Buy 42,750)	BNP PARIBAS	—
5/16/2017	Malaysian Ringgit (Buy 16,415)	Barclays Bank PLC	103
6/26/2017	Mexican Peso (Buy 59,860)	Credit Suisse First Boston International	55
6/23/2017	Peruvian Nuevo Sol (Buy 910)	Barclays Bank PLC	3
5/24/2017	Poland Zloty (Buy 10,259)	Barclays Bank PLC	36
5/22/2017	Russian Ruble (Buy 49,980)	Barclays Bank PLC	32
5/22/2017	Russian Ruble (Buy 118,330)	HSBC Bank USA, N.A.	76
6/22/2017	Turkish Lira (Buy 7,414)	Barclays Bank PLC	114

			$432

Liabilities:
7/11/2017	Chilean Peso (Buy 1,030,800)	BNP PARIBAS	$(12)
5/12/2017	South Korean Won (Sell 1,752,000)	Barclays Bank PLC	(7)
7/25/2017	Thailand Baht (Buy 186,780)	HSBC Bank USA, N.A	(31)

			$(50)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Depreciation (000s)
49	U.S. Treasury 10 Year Note Future	Jun-17	$(6,160)	$(117)

See notes to financial statements.

Semi-Annual Report    75

The Fund seeks a high level of total return by generally investing in below investment grade corporate debt instruments and income producing securities of emerging market countries denominated in U.S. and foreign currencies with no limit on the average portfolio maturity.

Portfolio Composition - percent of investments

Corporate	83%
Foreign Government	12%
Cash equivalent	5%

Schedule of Investments - April 30, 2017 (Unaudited)
Principal or Shares	Security Description	Value (000)
Bonds (98%)
Argentina (USD) (5%)
200,000	Aeropuertos Argentina 2000 SA 144A, 6.88%, 2/01/27 (a)(b)	$212
200,000	Argentine Republic Government International Bond, 6.88%, 4/22/21	219
230,000	Genneia SA 144A, 8.75%, 1/20/22 (b)	247
180,000	Provincia de Buenos Aires/Argentina 144A, 6.50%, 2/15/23 (b)	186
150,000	Provincia de Buenos Aires/Argentina 144A, 7.88%, 6/15/27 (b)	157
160,000	Provincia de Cordoba 144A, 7.13%, 6/10/21 (b)	170
150,000	Provincia de Cordoba 144A, 7.45%, 9/01/24 (b)	156
270,000	YPF SA 144A, 8.50%, 3/23/21 (b)	306
220,000	YPF SA 144A, 8.50%, 7/28/25 (a)(b)	250
		1,903
Azerbaijan (USD) (0%)
200,000	Republic of Azerbaijan International Bond 144A, 4.75%, 3/18/24 (b)	204
Barbados (USD) (1%)
285,000	Columbus Cable Barbados Ltd. 144A, 7.38%, 3/30/21 (b)	308
Bermuda (USD) (2%)
220,000	Digicel Group Ltd. 144A, 7.13%, 4/01/22 (b)	186
515,000	Digicel Ltd. 144A, 6.00%, 4/15/21 (b)	492
200,000	Ooredoo International Finance Ltd. 144A, 5.00%, 10/19/25 (b)	219
		897
Brazil (BRL) (1%)
670,000	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 1/01/23	211
Brazil (USD) (2%)
200,000	Banco Nacional de Desenvolvimento Economico e Social 144A, 5.75%, 9/26/23 (b)	214
190,000	Caixa Economica Federal 144A, 4.25%, 5/13/19 (b)	194
524,437	USJ Acucar e Alcool SA 144A, 9.88%, 11/09/21 (b)	433
		841
Canada (USD) (3%)
200,000	Air Canada 2013-1 Class C Pass Through Trust 144A, 6.63%, 5/15/18 (b)	207
420,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	439
225,000	First Quantum Minerals Ltd. 144A, 7.00%, 2/15/21 (b)	234

Principal or Shares	Security Description	Value (000)

200,000	Stoneway Capital Corp. 144A, 10.00%, 3/01/27 (b)	$211
		1,091
Cayman Islands (USD) (7%)
205,000	Alibaba Group Holding Ltd., 4.50%, 11/28/34	216
262,000	Baidu Inc., 3.50%, 11/28/22	270
420,000	Braskem Finance Ltd. 144A, 5.38%, 5/02/22 (b)	434
200,000	Energuate Trust 144A, 5.88%, 5/03/27 (b)	203
400,000	GrupoSura Finance SA 144A, 5.50%, 4/29/26 (a)(b)	431
200,000	Industrial Senior Trust 144A, 5.50%, 11/01/22 (b)	204
280,000	Lima Metro Line 2 Finance Ltd. 144A, 5.88%, 7/05/34 (b)	301
307,450	Odebrecht Drilling Norbe VIII/IX Ltd. 144A, 6.35%, 6/30/21 (b)	187
125,000	Vale Overseas Ltd., 5.88%, 6/10/21	135
70,000	Vale Overseas Ltd., 6.25%, 8/10/26	77
455,000	Vale Overseas Ltd., 6.88%, 11/21/36	495
		2,953
Chile (USD) (2%)
360,000	Itau CorpBanca, 3.13%, 1/15/18	362
327,180	Latam Airlines 2015-1 Pass Through Trust B, 4.50%, 11/15/23	324
		686
China (USD) (1%)
390,000	Bank of China Ltd./Hong Kong, 2.88%, 6/30/20	393
Colombia (USD) (2%)
215,000	Banco de Bogota SA 144A, 6.25%, 5/12/26 (b)	230
570,000	Ecopetrol SA, 5.88%, 5/28/45	526
		756
Costa Rica (USD) (2%)
400,000	Banco de Costa Rica 144A, 5.25%, 8/12/18 (b)	408
200,000	Banco Nacional de Costa Rica 144A, 5.88%, 4/25/21 (b)	207
200,000	Costa Rica Government International Bond 144A, 7.16%, 3/12/45 (b)	209
		824
Dominica Republic (USD) (1%)
200,000	Aeropuertos Dominicanos Siglo XXI SA 144A, 6.75%, 3/30/29 (b)	215
Egypt (USD) (0%)
200,000	Egypt Government International Bond 144A, 6.13%, 1/31/22 (b)	208
Georgia (USD) (2%)
260,000	BGEO Group JSC 144A, 6.00%, 7/26/23 (b)	263

76   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

200,000	Georgian Oil and Gas Corp. JSC 144A, 6.75%, 4/26/21 (b)	$211
200,000	Georgian Railway JSC 144A, 7.75%, 7/11/22 (b)	221
		695
Ghana (USD) (1%)
430,000	Ghana Government International Bond 144A, 7.88%, 8/07/23 (b)	427
Guatemala (USD) (0%)
200,000	Guatemala Government Bond 144A, 4.50%, 5/03/26 (b)	203
Hong Kong (USD) (3%)
325,000	AIA Group Ltd. 144A, 3.20%, 3/11/25 (b)	322
420,000	ICBCIL Finance Co. Ltd. 144A, 3.20%, 11/10/20 (b)	422
265,000	Swire Properties MTN Financing Ltd., 4.38%, 6/18/22	285
		1,029
India (USD) (2%)
240,000	Adani Transmission Ltd. 144A, 4.00%, 8/03/26 (a)(b)	236
200,000	Export-Import Bank of India, 4.00%, 1/14/23	208
260,000	ICICI Bank Ltd./Dubai 144A, 4.70%, 2/21/18 (b)	266
200,000	IDBI Bank Ltd./DIFC Dubai, 4.13%, 4/23/20	204
		914
Indonesia (USD) (2%)
200,000	Bank Rakyat Indonesia Persero Tbk PT, 2.95%, 3/28/18	201
200,000	Pelabuhan Indonesia III Persero PT 144A, 4.88%, 10/01/24 (b)	210
200,000	Pertamina Persero PT 144A, 5.25%, 5/23/21 (b)	214
		625
Ireland (USD) (2%)
200,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.95%, 2/01/22	207
200,000	Alfa Bank AO Via Alfa Bond Issuance PLC 144A, 7.75%, 4/28/21 (b)	229
200,000	Borets Finance DAC 144A, 6.50%, 4/07/22 (b)	208
210,000	Phosagro OAO via Phosagro Bond Funding DAC 144A, 3.95%, 11/03/21 (b)	210
		854
Israel (USD) (2%)
445,000	Israel Electric Corp. Ltd., 2.98%, 1/17/18 (c)	446
350,000	Israel Electric Corp. Ltd. 144A, 7.25%, 1/15/19 (b)	379
		825
Jersey (USD) (0%)
200,000	Polyus Finance PLC 144A, 5.25%, 2/07/23 (b)	205
Kazakhstan (USD) (2%)
200,000	KazMunayGas National Co. JSC 144A, 5.75%, 4/19/47 (b)	195
280,000	KazMunayGas National Co. JSC 144A, 9.13%, 7/02/18 (b)	301
310,000	Tengizchevroil Finance Co. International Ltd. 144A, 4.00%, 8/15/26 (b)	301
		797

Principal or Shares	Security Description	Value (000)
Luxembourg (USD) (8%)
410,000	Altice Financing SA 144A, 7.50%, 5/15/26 (b)	$444
240,000	Altice Finco SA 144A, 7.63%, 2/15/25 (a)(b)	247
200,000	ARD Finance SA 144A, 7.13%, 9/15/23 (b)	208
150,000	Atento Luxco 1 SA 144A, 7.38%, 1/29/20 (b)	155
290,000	Evraz Group SA 144A, 5.38%, 3/20/23 (b)	292
200,000	Gazprom OAO Via Gaz Capital SA 144A, 4.95%, 3/23/27 (b)	202
205,000	Gazprom OAO Via Gaz Capital SA 144A, 4.95%, 2/06/28 (b)	207
200,000	Kernel Holding SA 144A, 8.75%, 1/31/22 (b)	213
200,000	MHP SA 144A, 7.75%, 5/10/24 (b)	202
200,000	Raizen Fuels Finance SA 144A, 5.30%, 1/20/27 (b)	207
490,000	Sberbank of Russia Via SB Capital SA 144A, 6.13%, 2/07/22 (b)	537
200,000	Ultrapar International SA 144A, 5.25%, 10/06/26 (b)	202
200,000	VM Holding SA 144A, 5.38%, 5/04/27 (b)	198
		3,314
Marshall Islands (USD) (1%)
200,000	Nakilat Inc. 144A, 6.07%, 12/31/33 (b)	236
Mexico (MXN) (0%)
3,410,000	Red de Carreteras de Occidente SAPIB de CV 144A, 9.00%, 6/10/28 (b)	176
Mexico (USD) (5%)
200,000	America Movil SAB de CV, 3.13%, 7/16/22	203
300,000	BBVA Bancomer SA/Texas 144A, 6.75%, 9/30/22 (b)	340
230,000	El Puerto de Liverpool SAB de CV 144A, 3.88%, 10/06/26 (b)	224
235,504	Fermaca Enterprises S de RL de CV 144A, 6.38%, 3/30/38 (b)	245
200,000	Gruma SAB de CV 144A, 4.88%, 12/01/24 (a)(b)	214
200,000	Mexichem SAB de CV 144A, 5.88%, 9/17/44 (b)	199
233,630	Mexico Generadora de Energia S de rl 144A, 5.50%, 12/06/32 (b)	239
200,000	Sigma Alimentos SA de CV 144A, 4.13%, 5/02/26 (b)	197
200,000	Unifin Financiera SAB de CV SOFOM ENR 144A, 6.25%, 7/22/19 (b)	203
		2,064
Morocco (USD) (1%)
200,000	BMCE Bank, 6.25%, 11/27/18	208
260,000	OCP SA 144A, 5.63%, 4/25/24 (b)	278
		486
Netherlands (USD) (8%)
340,000	Bharti Airtel International Netherlands BV 144A, 5.13%, 3/11/23 (b)	359
235,000	Embraer Netherlands Finance BV, 5.40%, 2/01/27	245
310,000	Equate Petrochemical BV 144A, 4.25%, 11/03/26 (b)	316
205,000	GTH Finance BV 144A, 6.25%, 4/26/20 (b)	218
200,000	Listrindo Capital BV 144A, 4.95%, 9/14/26 (b)	198
420,000	Lukoil International Finance BV 144A, 4.75%, 11/02/26 (b)	430
675,000	Petrobras Global Finance BV, 4.38%, 5/20/23	648

Semi-Annual Report    77

Principal or Shares	Security Description	Value (000)

240,000	Petrobras Global Finance BV, 5.38%, 1/27/21	$247
260,000	Petrobras Global Finance BV, 6.13%, 1/17/22	273
170,000	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	164
130,000	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/26	121
70,000	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46	61
		3,280
Nigeria (USD) (1%)
200,000	Nigeria Government International Bond 144A, 6.75%, 1/28/21 (b)	213
Panama (USD) (1%)
400,000	Global Bank Corp. 144A, 4.50%, 10/20/21 (b)	401
Paraguay (USD) (2%)
385,000	Banco Regional SAECA 144A, 8.13%, 1/24/19 (b)	410
200,000	Telefonica Celular del Paraguay SA 144A, 6.75%, 12/13/22 (b)	210
		620
Peru (USD) (3%)
199,580	Abengoa Transmision Sur SA 144A, 6.88%, 4/30/43 (b)	216
200,000	Banco Internacional del Peru SAA Interbank 144A, 6.63%, 3/19/29 (b)(c)	220
200,000	Corp. Financiera de Desarrollo SA 144A, 5.25%, 7/15/29 (b)(c)	210
200,000	EL Fondo MIVIVIENDA SA 144A, 3.50%, 1/31/23 (b)	202
180,000	Scotiabank Peru SAA 144A, 4.50%, 12/13/27 (b)(c)	185
		1,033
Philippines (USD) (1%)
200,000	International Container Terminal Services Inc., 7.38%, 3/17/20	225
Qatar (USD) (1%)
250,000	Ras Laffan Liquefied Natural Gas Co. Ltd. III 144A, 5.84%, 9/30/27 (b)	280
Russian Federation (RUB) (0%)
9,750,000	Russian Federal Bond - Ofz, 8.15%, 2/03/27	180
Senegal (USD) (1%)
200,000	Senegal Government International Bond 144A, 8.75%, 5/13/21 (b)	230
Singapore (USD) (3%)
240,000	BOC Aviation Ltd. 144A, 3.88%, 4/27/26 (b)	240
350,000	DBS Bank Ltd., 3.63%, 9/21/22 (c)(d)	352
200,000	ONGC Videsh Vankorneft Pte Ltd., 3.75%, 7/27/26	197
355,000	Oversea-Chinese Banking Corp. Ltd. 144A, 3.15%, 3/11/23 (b)(c)	357
		1,146
Sri Lanka (USD) (1%)
200,000	National Savings Bank 144A, 8.88%, 9/18/18 (b)	213
210,000	Sri Lanka Government International Bond 144A, 6.83%, 7/18/26 (b)	221
		434

Principal or Shares	Security Description	Value (000)
Thailand (USD) (1%)
140,000	Bangkok Bank PCL/Hong Kong 144A, 9.03%, 3/15/29 (b)	$196
200,000	Krung Thai Bank PCL/Cayman Islands, 5.20%, 12/26/24 (c)	207
		403
Turkey (USD) (4%)
305,000	Akbank TAS 144A, 7.20%, 3/16/27 (b)(c)	323
290,000	Turkey Government International Bond, 4.25%, 4/14/26	276
390,000	Turkiye Garanti Bankasi AS 144A, 5.25%, 9/13/22 (b)	398
210,000	Turkiye Is Bankasi 144A, 5.50%, 4/21/22 (b)	211
200,000	Turkiye Is Bankasi 144A, 6.13%, 4/25/24 (b)	204
270,000	Turkiye Vakiflar Bankasi Tao 144A, 5.00%, 10/31/18 (b)	275
		1,687
Ukraine (USD) (1%)
305,000	Ukraine Government International Bond 144A, 7.75%, 9/01/20 (b)	308
170,000	Ukraine Government International Bond 144A, 7.75%, 9/01/23 (b)	165
		473
United Arab Emirates (USD) (2%)
300,000	Abu Dhabi Government International Bond 144A, 3.13%, 5/03/26 (b)	303
270,000	DP World Ltd. 144A, 6.85%, 7/02/37 (b)	318
200,000	Ruwais Power Co. PJSC 144A, 6.00%, 8/31/36 (b)	231
		852
United Kingdom (LKR) (0%)
30,000,000	Standard Chartered Bank/Singapore (Sri Lanka Government Bonds) 144A, 10.75%, 3/03/21 (b)	190
United Kingdom (USD) (1%)
200,000	MARB BondCo PLC 144A, 7.00%, 3/15/24 (b)	203
200,000	Petra Diamonds U.S. Treasury PLC 144A, 7.25%, 5/01/22 (b)	209
		412
United States (EGP) (1%)
5,000,000	Citigroup Global Markets Holdings Inc. (Arab Republic of Egypt) 144A, 0.00%, 1/25/18 (b)	245
United States (USD) (3%)
200,000	Dell International LLC / EMC Corp. 144A, 4.42%, 6/15/21 (b)	210
230,000	FirstCash Inc., 6.75%, 4/01/21	242
210,000	Frontier Communications Corp., 6.25%, 9/15/21 (a)	195
200,000	FS Investment Corp., 4.25%, 1/15/20	204
75,000	Novelis Corp. 144A, 6.25%, 8/15/24 (b)	79
200,000	Sable International Finance Term Loan B1, 5.50%, 1/03/23 (e)	201
200,000	United Continental Holdings Inc., 6.00%, 12/01/20 (a)	216
		1,347
Virgin Islands (British) (USD) (3%)
200,000	Arcos Dorados Holdings Inc. 144A, 5.88%, 4/04/27 (b)	201

78   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

200,000	Arcos Dorados Holdings Inc. 144A, 6.63%, 9/27/23 (b)	$216
150,000	Central American Bottling Corp. 144A, 5.75%, 1/31/27 (b)	159
275,000	CLP Power Hong Kong Financing Ltd., 3.13%, 5/06/25	274
200,000	Sinopec Group Overseas Development 2017 Ltd. 144A, 3.63%, 4/12/27 (b)	199
		1,049
Total Bonds (Cost - $37,848)		39,040
Investment Company (6%)
2,264,917	Payden Cash Reserves Money Market Fund * (Cost - $2,265)	2,265
Total Investments (Cost - $40,113) (104%)		41,305
Liabilities in excess of Other Assets (-4%)		(1,656)
Net Assets (100%)		$39,649

*	Affiliated investment
(a)	All or a portion of these securities are on loan. At April 30, 2017, the total market value of the Fund’s securities on loan is $1,695 and the total market value of the collateral held by the Fund is $1,757. Amounts in 000s.
(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.
(d)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(e)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Appreciation (Depreciation) (000s)
Assets:
8/2/2017	Argentine Peso (Buy 3,070)	BNP PARIBAS	$1
6/21/2017	Colombian Peso (Buy 292,000)	HSBC Bank USA, N.A.	2
6/23/2017	Peruvian Nuevo Sol (Buy 320)	Barclays Bank PLC	1
5/22/2017	Russian Ruble (Buy 12,710)	Barclays Bank PLC	8

			$12

Liabilities:
6/26/2017	Mexican Peso (Sell 3,470)	Credit Suisse First Boston International	$(3)
5/12/2017	South Korean Won (Sell 223,000)	Barclays Bank PLC	(1)

			$(4)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Depreciation (000s)
24	U.S. Treasury 10 Year Note Future	Jun-17	$(3,017)	$(57)

Open Centrally Cleared Credit Default Swap Contracts

Reference Obligations	Fund Pays	Clearinghouse	Expiration Date	Notional Principal (000s)	Unrealized Appreciation (000s)
Markit CDX, North America High Yield Series 27 Index	5.00%	Chicago Mercantile	Dec-21	USD — (a)	$—(a)

(a)	Amount is less than $500.

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements of Assets and Liabilities[1]	$1,695
Non-cash Collateral[2]	(1,695)

Net Amount	$ —

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    79

The Fund seeks growth of capital by investing in U.S. large capitalization value stocks and income producing equity securities with above average dividend yields with up to 30% in foreign securities.	Portfolio Composition - percent of investments

	Financial	21%
	Consumer Staple	15%
	Energy	13%
	Technology	11%
	Consumer Discretionary	10%
	Other	30%

Schedule of Investments - April 30, 2017 (Unaudited)
Principal or Shares	Security Description	Value (000)
Stocks (95%)
Common Stock (81%)
Consumer Discretionary (10%)
705,000	Ford Motor Co.	$8,086
251,400	Las Vegas Sands Corp.	14,830
133,200	McDonald’s Corp.	18,639
655,600	Regal Entertainment Group (a)	14,469
300,900	Six Flags Entertainment Corp.	18,839
139,600	Target Corp.	7,797
136,700	Yum! Brands Inc.	8,988
		91,648
Consumer Staple (15%)
332,300	Altria Group Inc.	23,853
265,200	The Coca-Cola Co.	11,443
167,500	General Mills Inc.	9,633
107,700	Kimberly-Clark Corp.	13,974
199,300	Kraft Heinz Co.	18,015
83,000	Philip Morris International Inc.	9,200
75,810	Procter & Gamble Co.	6,620
340,800	Reynolds American Inc.	21,982
201,000	Unilever NV	10,500
137,300	Wal-Mart Stores Inc.	10,322
		135,542
Energy (6%)
116,900	Chevron Corp.	12,473
133,200	Exxon Mobil Corp.	10,876
272,300	Marathon Petroleum Corp.	13,871
123,300	Occidental Petroleum Corp.	7,588
114,300	Phillips 66	9,094
		53,902
Financial (12%)
180,600	Arthur J Gallagher & Co.	10,079
160,800	Bank of Hawaii Corp.	13,102
299,500	BB&T Corp.	12,932
144,000	CME Group Inc.	16,731
295,600	Invesco Ltd.	9,737
285,400	JPMorgan Chase & Co.	24,830
350,400	Wells Fargo & Co.	18,866
		106,277
Healthcare (8%)
83,200	Amgen Inc.	13,588
140,500	Johnson & Johnson	17,348
349,200	Merck & Co. Inc.	21,766
454,100	Pfizer Inc.	15,403
		68,105
Industrial (8%)
59,800	Boeing Co.	11,053
147,100	Emerson Electric Co.	8,867
293,100	General Electric Co.	8,497
91,100	Lockheed Martin Corp.	24,547
83,400	United Parcel Service Inc.	8,962

Principal or Shares	Security Description	Value (000)

179,200	Waste Management Inc.	$13,042
		74,968
Information Technology (4%)
122,900	International Business Machines Corp.	19,699
247,800	QUALCOMM Inc.	13,317
		33,016
Material (2%)
148,400	Dow Chemical Co.	9,319
93,600	LyondellBasell Industries NV	7,934
		17,253
Technology (11%)
689,100	Cisco Systems Inc.	23,478
473,200	Intel Corp.	17,106
361,500	Maxim Integrated Products Inc.	15,960
136,800	Microchip Technology Inc.	10,339
270,800	Microsoft Corp.	18,539
278,400	Paychex Inc.	16,504
		101,926
Telecommunication (2%)
212,100	AT&T Inc.	8,406
182,800	Verizon Communications Inc.	8,392
		16,798
Utility (3%)
163,400	American Electric Power Co. Inc.	11,083
141,200	Consolidated Edison Inc.	11,194
105,000	Duke Energy Corp.	8,663
		30,940
Total Common Stock		730,375
Master Limited Partnership (6%)
630,400	Enterprise Products Partners LP	17,223
125,438	Magellan Midstream Partners LP	9,320
166,800	ONEOK Partners LP	8,583
203,600	Spectra Energy Partners LP	9,193
214,000	Williams Partners LP	8,759
Total Master Limited Partnership		53,078
Preferred Stock (3%)
95,700	Bank of America Corp., 6.625%	2,582
103,000	BB&T Corp., 5.625% (a)	2,659
60,000	Capital One Financial Corp., 5.20%	1,409
95,900	Discover Financial Services, 6.50%	2,481
208,000	Goldman Sachs Group Inc., 5.50%	5,608
119,900	Kinder Morgan Inc./DE., 9.75% (a)	5,521
110,900	US Bancorp, 6.50%	3,254
Total Preferred Stock		23,514

80   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)
Real Estate Investment Trust (5%)
93,300	Digital Realty Trust Inc.	$10,715
163,500	Prologis Inc.	8,896
82,700	Public Storage	17,316
49,900	Simon Property Group Inc.	8,246
Total Real Estate Investment Trust		45,173

Total Stocks (Cost - $731,385)		852,140

Corporate Bond (2%)
6,000,000	Citigroup Inc., 6.30%, 12/29/49 (b)	6,339
6,000,000	JPMorgan Chase & Co., 6.10%, 10/29/49 (b)	6,443
4,000,000	PNC Financial Services Group Inc., 5.00%, 12/29/49 (b)	4,050

Total Corporate Bond (Cost - $16,486)		16,832

Investment Company (4%)
33,340,578	Payden Cash Reserves Money Market Fund *
	(Cost - $33,341)	33,341

Total Investments (Cost - $781,212) (101%)		902,313
Liabilities in excess of Other Assets (-1%)		(5,430)

Net Assets (100%)		$896,883

*	Affiliated investment
(a)	All or a portion of these securities are on loan. At April 30, 2017, the total market value of the Fund’s securities on loan is $5,873 and the total market value of the collateral held by the Fund is $6,027. Amounts in 000s.
(b)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Value (000’s)
Total gross amount presented on the Statements of Assets and Liabilities[1]	$5,873
Non-cash Collateral[2]	(5,873)

Net Amount	$ —

1The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

2At April 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

Semi-Annual Report    81

April 30, 2017 (Unaudited)

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
ASSETS:
Investments, at value *	$270,735	$574,745	$1,022,895
Affiliated investments, at value **	—	17,083	26,941
Repurchase agreements, at value ***	180,000	—	—
Foreign cash ****	—	—	4
Cash	19,015	—	—
Cash pledged for financial futures contracts	—	1	—
Receivable for:
Interest and dividends	60	1,370	3,977
Paydowns	—	—	18
Investments sold	—	7	—
Fund shares sold	43	705	941
Futures	—	—	38
Forward currency contracts	—	33	82
Receivable from Advisor (Note 3)	—	12	—
Other assets	29	21	36
Total Assets	469,882	593,977	1,054,932
LIABILITIES:
Payable for:
Bank overdraft	—	1,466	2,975
Forward currency contracts	—	350	379
Investments purchased	—	7,612	16,484
Fund shares redeemed	2	53	3,242
Futures	—	—	49
Variation margin on centrally cleared swaps	—	7	18
Distributions payable	140	16	134
Liability for securities on loan (Note 2)	—	1,860	4,283
Accrued expenses:
Investment advisory fees (Note 3)	10	—	142
Administration fees (Note 3)	52	70	126
Distribution fees (Note 3)	—	—	—
Trustee fees and expenses	2	7	12
Other liabilities	113	229	361
Total Liabilities	319	11,670	28,205
NET ASSETS	$469,563	$582,307	$1,026,727

NET ASSETS:
Paid in capital	$469,563	$587,185	$1,028,969
Undistributed net investment income (loss)	(2)	258	402
Undistributed net realized gains (losses) from investments	2	(4,742)	(4,997)
Net unrealized appreciation (depreciation) from:
Investments	—	(77)	2,650
Translation of assets and liabilities in foreign currencies	—	(317)	(297)
NET ASSETS	$469,563	$582,307	$1,026,727

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

Investor Class
Net Assets	$469,563	$582,307	$1,026,727
Shares Outstanding	469,557	61,507	101,789
Net Asset Value Per Share	$1.00	$9.47	$10.09

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$270,735	$574,772	$1,019,920
** Affiliated investments, at cost	—	17,083	26,941
*** Repurchase agreements, at cost	180,000	—	—
**** Foreign cash, at cost	—	—	4

See notes to financial statements.

82   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$130,064	$379,936	$740,277	$148,995	$152,763	$79,054	$160,932
15,218	2,333	48,022	10,119	4,106	1,070	22,284
—	—	—	—	—	—	—
—	—	1	—	—	—	—
54	2,707	64	—	16	—	1,895
95	205	907	235	—	—	—

323	692	4,812	1,568	1,057	369	448
—	—	—	—	—	—	—
291	5,596	11,203	—	131	—	—
2	60	650	7,031	—	1	—
7	18	10	15	3	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
21	14	40	21	18	19	24
146,075	391,561	805,986	167,984	158,094	80,513	185,583

—	—	—	6,339	—	127	—
—	—	246	—	50	71	—
9,240	134,648	92,424	3,429	7,400	60	6,735
92	575	2	51	—	—	2
8	16	94	21	14	1	—
—	—	—	—	—	—	—
7	34	—	—	—	—	—
—	—	7,020	1,435	761	331	2,090

16	13	158	36	47	17	57
16	32	86	18	18	10	22
—	4	5	—	—	—	—
1	2	5	1	1	1	1
70	206	314	101	113	96	83
9,450	135,530	100,354	11,431	8,404	714	8,990
$136,625	$256,031	$705,632	$156,553	$149,690	$79,799	$176,593

$141,790	$286,027	$704,933	$154,339	$148,497	$79,538	$176,887
(481)	(2,092)	(751)	5	(19)	(73)	14
(4,030)	(31,213)	(4,740)	(246)	(592)	(495)	(2,049)
(654)	3,309	6,436	2,455	1,853	900	1,741

—	—	(246)	—	(49)	(71)	—
$136,625	$256,031	$705,632	$156,553	$149,690	$79,799	$176,593

$322	$18,384	$24,681	—	$1,340	$75	$393
31	1,924	2,327	—	133	8	39
$10.49	$9.55	$10.61	—	$10.05	$10.02	$10.03

$136,303	$237,647	$680,951	$156,553	$117,189	$63,034	$45,310
13,006	24,856	64,067	14,107	11,645	6,294	4,523
$10.48	$9.56	$10.63	$11.10	$10.06	$10.01	$10.02

—	—	—	—	$31,161	$16,690	$130,890
—	—	—	—	3,096	1,666	13,055
—	—	—	—	$10.07	$10.02	$10.03

$130,710	$376,597	$731,021	$146,536	$150,781	$78,102	$159,191
15,218	2,333	49,609	10,119	4,106	1,070	22,284
—	—	—	—	—	—	—
—	—	1	—	—	—	—

See notes to financial statements.

Semi-Annual Report   83

April 30, 2017 (Unaudited)

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Income Fund	Payden Global Low Duration Fund
ASSETS:
Investments, at value *	$511,973	$57,304	$122,335
Affiliated investments, at value **	82,329	—	4,681
Foreign cash ***	—	—	2
Cash	1,167	255	—
Cash pledged for financial futures contracts	—	—	—
Cash pledged for OTC derivatives	—	—	115
Receivable for:
Interest and dividends	7,639	503	489
Investments sold	1,782	4,380	2
Fund shares sold	20	—	14
Futures	—	—	5
Forward currency contracts	—	—	10
Variation margin on centrally cleared swaps	8	—	—
Other assets	32	2	2
Total Assets	604,950	62,444	127,655
LIABILITIES:
Payable for:
Bank overdraft	—	—	349
Forward currency contracts	104	—	120
Investments purchased	4,431	5,362	2,337
Fund shares redeemed	2,819	31	17
Futures	—	—	10
Variation margin payable on centrally cleared swaps	—	—	2
Distributions payable	—	18	—
Liability for securities on loan (Note 2)	36,810	—	726
Accrued expenses:
Investment advisory fees (Note 3)	158	7	15
Administration fees (Note 3)	68	7	15
Distribution fees (Note 3)	2	—	—
Trustee fees and expenses	5	—	1
Other liabilities	246	54	109
Total Liabilities	44,643	5,479	3,701
NET ASSETS	$560,307	$56,965	$123,954

NET ASSETS:
Paid in capital	$570,868	$56,433	$125,406
Undistributed net investment income (loss)	12	(3)	92
Undistributed net realized gains (losses) from investments	(27,645)	(169)	(1,510)
Net unrealized appreciation (depreciation) from:
Investments	17,176	704	76
Translation of assets and liabilities in foreign currencies	(104)	—	(110)
NET ASSETS	$560,307	$56,965	$123,954

NET ASSET VALUE — offering and redemption price per share in whole dollars
Adviser Class
Net Assets	$ 11,711	—	—
Shares Outstanding	1,782	—	—
Net Asset Value Per Share	$ 6.57	—	—

Investor Class
Net Assets	$548,596	$56,965	$123,954
Shares Outstanding	83,834	5,649	12,333
Net Asset Value Per Share	$ 6.54	$ 10.08	$ 10.05

SI Class
Net Assets	—	—	—
Shares Outstanding	—	—	—
Net Asset Value Per Share	—	—	—

* Investments, at cost	$494,931	$56,600	$122,191
** Affiliated investments, at cost	82,215	—	4,681
*** Foreign cash, at cost	—	—	2

See notes to financial statements.

84   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate	Payden Equity Income Fund
			Bond Fund

$123,424	$1,180,076	$147,385	$39,040	$868,972
9,928	69,026	4,869	2,265	33,341
545	453	1,032	15	—
37	—	—	—	277
2	600	150	75	—
—	—	—	—	—

832	16,472	3,424	515	1,377
1,309	13,751	2,941	353	—
4	722	32	—	160
23	—	—	—	—
228	335	432	12	—
—	—	—	—	—
15	66	15	19	28
136,347	1,281,501	160,280	42,294	904,155

—	353	548	5	—
890	146	50	4	—
5,995	22,925	233	809	—
—	1,826	12	—	509
19	28	4	2	—
—	—	—	—	—
—	—	—	—	—
527	52,749	—	1,757	6,027

22	413	76	11	348
16	146	19	5	108
—	21	—	—	3
1	11	1	—	8
126	448	154	52	269
7,596	79,066	1,097	2,645	7,272
$128,751	$1,202,435	$159,183	$39,649	$896,883

$127,911	$1,200,243	$189,676	$38,768	$759,357
22	937	501	—	738
1,240	(23,992)	(23,459)	(262)	15,687

232	25,030	(7,941)	1,135	121,101
(654)	217	406	8	—
$128,751	$1,202,435	$159,183	$39,649	$896,883

—	$ 104,601	$ 116	$ 85	$ 16,741
—	7,484	17	8	1,064
—	$ 13.98	$ 6.97	$ 10.19	$ 15.74

$128,751	$ 455,493	$159,067	$ 3,760	$541,931
14,286	32,611	22,827	371	34,414
$ 9.01	$ 13.97	$ 6.97	$ 10.15	$ 15.75

—	$ 642,341	—	$35,804	$338,211
—	46,041	—	3,522	21,468
—	$ 13.95	—	$ 10.17	$ 15.75

$122,577	$1,154,197	$155,178	$37,848	$747,871
10,420	69,026	4,900	2,265	33,341
544	443	1,027	15	—

See notes to financial statements.

Semi-Annual Report    85

Period ended April 30, 2017 (Unaudited)

Numbers in 000s

	Payden Cash Reserves Money Market Fund	Payden Limited Maturity Fund	Payden Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$1,157	$ 3,656	$ 8,410
Dividend income	—	—	—
Dividend income from affiliated investment (Note 2)	—	10	13
Income from securities lending	—	2	7
Investment Income	1,157	3,668	8,430
EXPENSES:
Investment advisory fees (Note 3)	315	724	1,272
Administration fees (Note 3)	315	388	681
Shareholder servicing fees	—	154	223
Distribution fees (Note 3)	—	—	—
Custodian fees	16	27	36
Transfer agent fees	20	19	35
Registration and filing fees	17	14	21
Trustee fees and expenses	23	25	45
Printing and mailing costs	8	11	26
Loan commitment fees	—	5	8
Legal fees	4	4	8
Publication expense	6	7	13
Pricing fees	3	14	18
Fund accounting fees	35	44	74
Insurance	9	8	12
Audit fees	16	18	18
Other expenses	5	—	—
Gross Expenses	792	1,462	2,490
Expense subsidy (Note 3)	(267)	(815)	(481)
Net Expenses	525	647	2,009
Net Investment Income	632	3,021	6,421
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	2	(1,484)	(2,429)
Foreign currency transactions	—	899	197
Futures contracts	—	—	(113)
Swap contracts	—	(609)	(1,058)
Change in net unrealized appreciation (depreciation) from:
Investments	—	2,033	3,309
Translation of assets and liabilities in foreign currencies	—	(815)	(741)
Affiliated investments	—	—	—
Futures contracts	—	—	(82)
Swap contracts	—	8	(102)
Net Realized and Unrealized Gains (Losses)	2	32	(1,019)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$ 634	$ 3,053	$ 5,402

See notes to financial statements.

86   Payden Mutual Funds

Payden U.S. Government Fund	Payden GNMA Fund	Payden Core Bond Fund	Payden Corporate Bond Fund	Payden Strategic Income Fund	Payden Absolute Return Bond Fund	Payden Floating Rate Fund

$ 850	$ 2,572	$10,914	$2,711	$2,538	$1,083	$3,351
—	—	765	—	66	—	23
7	8	9	3	4	2	210
—	—	26	3	7	2	1
857	2,580	11,714	2,717	2,615	1,087	3,585

180	362	996	234	411	191	477
97	201	534	100	112	58	130
7	216	108	62	26	10	7
—	25	30	—	3	—	—
11	21	32	12	15	13	7
14	32	30	12	20	16	20
13	15	22	16	15	15	13
7	14	37	8	8	4	9
4	6	19	5	4	3	6
1	3	7	2	1	1	2
1	3	7	1	2	1	2
2	5	11	1	3	2	3
4	14	17	11	18	16	9
7	17	48	12	8	6	12
3	5	12	3	3	1	3
18	19	20	19	21	22	26
—	—	1	—	—	—	—
369	958	1,931	498	670	359	726
(79)	(262)	(7)	(63)	(103)	(102)	(138)
290	696	1,924	435	567	257	588
567	1,884	9,790	2,282	2,048	830	2,997

(158)	693	(6,667)	(422)	(992)	320	139
—	—	1,361	207	305	(48)	—
(88)	30	2,359	140	641	169	—
—	—	(834)	(2)	(208)	(239)	—

(1,036)	(5,604)	(1,817)	(132)	224	238	508
—	—	(849)	(99)	(212)	(130)	—
—	—	187	—	—	—	—
(16)	(79)	(1,960)	(55)	(343)	(35)	—
—	—	—	(16)	—	20	—
(1,298)	(4,960)	(8,220)	(379)	(585)	295	647
$ (731)	$(3,076)	$1,570	$1,903	$1,463	$1,125	$3,644

See notes to financial statements.

Semi-Annual Report  87

Period ended April 30, 2017

Numbers in 000s

	Payden High Income Fund	Payden California Municipal Income Fund	Payden Global Low Duration Fund
INVESTMENT INCOME:
Interest income (Note 2)	$16,101	$ 629	$1,242
Dividend income	316	—	—
Dividend income from affiliated investment (Note 2)	66	—	2
Income from securities lending	161	—	1
Foreign tax withholdings	—	—	—
Investment Income	16,644	629	1,245
EXPENSES:
Investment advisory fees (Note3)	1,004	85	190
Administration fees (Note 3)	430	40	95
Shareholder servicing fees	224	15	35
Distribution fees (Note 3)	15	—	—
Custodian fees	18	2	16
Transfer agent fees	42	8	16
Registration and filing fees	21	1	10
Trustee fees and expenses	31	3	6
Printing and mailing costs	17	1	2
Loan commitment fees	6	—	1
Legal fees	6	1	1
Publication expense	9	—	2
Pricing fees	9	12	18
Fund accounting fees	41	4	8
Insurance	9	1	2
Audit fees	22	18	20
Other expenses	—	—	—
Gross Expenses	1,904	191	422
Expense subsidy (Note 3)	—	(46)	(77)
Net Expenses	1,904	145	345
Net Investment Income	14,740	484	900
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	6,522	(166)	(613)
Foreign currency transactions	715	—	527
Affiliated investments	—	—	—
Futures contracts	—	—	(3)
Swap contracts	21	—	(161)
Change in net unrealized appreciation (depreciation) from:
Investments	453	(703)	610
Translation of assets and liabilities in foreign currencies	(434)	—	(329)
Affiliated investments	33	—	—
Futures contracts	—	—	(40)
Swap contracts	20	—	(10)
Net Realized and Unrealized Gains (Losses)	7,330	(869)	(19)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$22,070	$(385)	$ 881

See notes to financial statements.

88   Payden Mutual Funds

Payden Global Fixed Income Fund	Payden Emerging Markets Bond Fund	Payden Emerging Markets Local Bond Fund	Payden Emerging Markets Corporate Bond Fund	Payden Equity Income Fund

$ 1,318	$35,682	$ 5,561	$ 714	$ 461
—	—	—	—	13,693
3	41	62	319	16
1	125	—	5	101
—	(23)	(48)	—	—
1,322	35,825	5,575	1,038	14,271

179	2,553	450	155	2,161
89	851	113	29	648
87	435	1	1	218
—	110	—	1	17
26	54	54	3	22
14	51	15	16	45
11	24	10	13	21
6	59	8	2	47
4	34	5	1	39
1	12	2	—	9
1	12	1	—	7
1	16	2	1	11
13	12	12	8	2
10	85	12	3	68
2	20	3	1	14
19	22	22	22	20
1	3	—	—	—
464	4,353	710	256	3,349
(76)	(170)	—	(89)	(115)
388	4,183	710	167	3,234
934	31,642	4,865	871	11,037

(583)	6,539	(1,815)	126	15,477
3,343	(810)	(626)	(21)	—
17	—	—	—	—
329	449	65	32	—
(10)	—	—	(15)	—
(1,311)	(3,156)	2,001	114	47,170
(1,819)	(125)	484	6	—
42	—	34	—	—
(177)	(849)	(117)	(57)	—
—	—	—	—	—
(169)	2,048	26	185	62,647
$ 765	$33,690	$ 4,891	$1,056	$73,684

See notes to financial statements.

Semi-Annual Report    89

For the period ended April 30, 2017 (Unaudited) and year ended October 31, 2016

Numbers in 000s

	Payden Cash Reserves Money Market Fund		Payden Limited Maturity Fund
	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
Net investment income	$ 632	$ 397	$ 3,021	$ 3,966
Net realized gains (losses) on investments	2	1	(1,194)	(169)
Change in net unrealized appreciation/(depreciation)	—	—	1,226	1,999
Change in Net Assets Resulting from Operations	634	398	3,053	5,796

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	—	—
Investor Class	(634)	(397)	(2,755)	(3,734)
Net realized gains from investments:
Adviser Class	—	(1)	—	—
Investor Class	(1)	(1)	—	—
Return of capital:
Investor Class	—	—	—	(220)
Change in Net Assets from Distributions to Shareholders	(635)	(399)	(2,755)	(3,954)

FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	13,945,111	32,900,960	312,417	418,507
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	140	104	2,681	3,877
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(14,026,751)	(32,742,390)	(196,238)	(384,073)
Change in Net Assets from Capital Transactions	(81,500)	158,674	118,860	38,311
Total Change in Net Assets	(81,501)	158,673	119,158	40,153

NET ASSETS:
Beginning of period	551,064	392,391	463,149	422,996
End of period	$ 469,563	$ 551,064	$ 582,307	$ 463,149

Accumulated net investment income/(loss)	$ (2)	$ —	$ 258	$ (8)

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	551,057	392,383	48,938	44,892
Shares sold	13,945,111	32,900,960	33,123	44,376
Shares issued in reinvestment of distributions	140	104	283	411
Shares redeemed	(14,026,751)	(32,742,390)	(20,837)	(40,741)
Change in shares outstanding	(81,500)	158,674	12,569	4,046
Outstanding shares at end of period	469,557	551,057	61,507	48,938

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	—	—	179,110	130,869
Sale of investments (excluding government)	—	—	66,652	132,501
Purchase of government securities	—	—	84,949	15,476
Sale of government securities	—	—	59,622	16,815

See notes to financial statements.

90   Payden Mutual Funds

Payden Low Duration Fund		Payden U.S. Government Fund		Payden GNMA Fund		Payden Core Bond Fund
2017	2016	2017	2016	2017	2016	2017	2016

$ 6,421	$ 10,236	$ 567	$ 1,311	$ 1,884	$ 3,739	$ 9,790	$ 18,309
(3,403)	(2,017)	(246)	762	723	3,262	(3,781)	7,559
2,384	5,801	(1,052)	(44)	(5,683)	2,067	(4,439)	9,642

5,402	14,020	(731)	2,029	(3,076)	9,068	1,570	35,510

—	—	(2)	(9)	(276)	(655)	(374)	(19,746)
(5,927)	(9,654)	(1,043)	(2,288)	(3,811)	(8,033)	(11,588)	(631)
		—	—	—	—	(186)	(29)

—	—	—	—	—	—	(5,554)	(815)

—	(410)	—	—	—	—	—	—

(5,927)	(10,064)	(1,045)	(2,297)	(4,087)	(8,688)	(17,702)	(21,221)

—	—	38	219	2,415	8,698	3,323	5,520
392,165	440,278	17,949	13,640	41,950	63,944	45,911	116,425

—	—	3	9	271	638	554	661
5,250	8,935	1,001	2,206	3,579	7,574	16,506	20,044

—	—	(77)	(1,538)	(6,100)	(10,376)	(4,446)	(5,144)
(171,055)	(472,939)	(18,457)	(11,420)	(73,909)	(54,478)	(101,801)	(75,227)

226,360	(23,726)	457	3,116	(31,794)	16,000	(39,953)	62,279

225,835	(19,770)	(1,319)	2,848	(38,957)	16,380	(56,085)	76,568

800,892	820,662	137,944	135,096	294,988	278,608	761,717	685,149

$1,026,727	$ 800,892	$136,625	$ 137,944	$256,031	$294,988	$ 705,632	$761,717

$ 402	$ (92)	$ (481)	$ (3)	$ (2,092)	$ 111	$ (751)	$ 1,421

—	—	34	158	2,280	2,386	2,382	2,289

—	—	4	20	252	889	314	517
—	—	—	1	28	65	53	62
—	—	(7)	(145)	(636)	(1,060)	(422)	(486)

—	—	(3)	(124)	(356)	(106)	(55)	93

—	—	31	34	1,924	2,280	2,327	2,382

79,308	81,675	12,963	12,547	27,818	26,086	67,814	62,115

38,929	43,797	1,710	1,283	4,375	6,521	4,339	10,873
521	888	96	207	374	773	1,567	1,870
(16,969)	(47,052)	(1,763)	(1,074)	(7,711)	(5,562)	(9,653)	(7,044)

22,481	(2,367)	43	416	(2,962)	1,732	(3,747)	5,699

101,789	79,308	13,006	12,963	24,856	27,818	64,067	67,814

242,775	300,586	—	1,668	—	2,237	132,667	394,479
159,871	313,221	567	2,947	560	4,460	229,155	379,364
376,570	39,546	9,851	46,808	39,429	106,396	212,103	92,519
216,734	24,631	15,380	70,609	76,307	45,360	172,315	65,856

See notes to financial statements.

Semi-Annual Report    91

For the period ended April 30, 2017 (Unaudited) and year ended October 31, 2016

Numbers in 000s

	Payden Corporate Bond Fund		Payden Strategic Income Fund
	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$ 2,282	$ 3,127	$ 2,048	$ 4,014
Net realized gains (losses) on investments	(77)	2,578	(254)	514
Change in net unrealized appreciation/(depreciation)	(302)	2,096	(331)	2,788
Change in Net Assets Resulting from Operations	1,903	7,801	1,463	7,316
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	(37)	(120)
Investor Class	(2,344)	(3,089)	(1,899)	(3,050)
SI Class	—	—	(526)	(833)
Net realized gains from investments:
Adviser Class	—	—	(5)	—
Investor Class	(2,728)	(835)	(166)	—
SI Class	—	—	(42)	—
Return of capital:
Adviser Class	—	—	—	—
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(5,072)	(3,924)	(2,675)	(4,003)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	3	563
Investor Class	42,748	89,325	16,860	53,637
SI Class	—	—	—	108
Reinvestment of distributions:
Adviser Class	—	—	41	110
Investor Class	4,644	3,806	2,029	3,005
SI Class	—	—	556	820
Cost of fund shares redeemed:
Adviser Class	—	—	(4,427)	(1,784)
Investor Class	(28,138)	(28,082)	(50,811)	(17,973)
SI Class	—	—	—	(8,500)
Change in Net Assets from Capital Transactions	19,254	65,049	(35,749)	29,986
Total Change in Net Assets	16,085	68,926	(36,961)	33,299
NET ASSETS:
Beginning of period	140,468	71,542	186,651	153,352
End of period	$156,553	$140,468	$149,690	$186,651

Accumulated net investment income/(loss)	$ 5	$ 67	$ (19)	$ 395

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	572	684
Shares sold	—	—	—	56
Shares issued in reinvestment of distributions	—	—	4	11
Shares redeemed	—	—	(443)	(179)
Change in shares outstanding	—	—	(439)	(112)
Outstanding shares at end of period	—	—	133	572

Investor Class:
Outstanding shares at beginning of period	12,353	6,520	14,838	10,927
Shares sold	3,876	8,036	1,688	5,398
Shares issued in reinvestment of distributions	426	344	203	300
Shares redeemed	(2,548)	(2,547)	(5,084)	(1,787)
Change in shares outstanding	1,754	5,833	(3,193)	3,911
Outstanding shares at end of period	14,107	12,353	11,645	14,838

SI Class:
Outstanding shares at beginning of period	—	—	3,040	3,794
Shares sold	—	—	—	10
Shares issued in reinvestment of distributions	—	—	56	82
Shares redeemed	—	—	—	(846)
Change in shares outstanding	—	—	56	(754)
Outstanding shares at end of period	—	—	3,096	3,040

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	78,185	207,271	31,151	91,047
Sale of investments (excluding government)	68,027	141,458	51,692	74,573
Purchase of government securities	—	1,000	28,041	23,890
Sale of government securities	—	897	47,285	17,998

See notes to financial statements.

92   Payden Mutual Funds

Payden Absolute Return Bond Fund		Payden Floating Rate Fund		Payden High Income Fund		Payden California Municipal Income Fund
2017	2016	2017	2016	2017	2016	2017	2016

$ 830	$ 1,819	$ 2,997	$ 6,073	$ 14,740	$ 30,784	$ 484	$ 907
202	(479)	139	(653)	7,258	(13,735)	(166)	836
93	853	508	2,449	72	19,345	(703)	(238)
1,125	2,193	3,644	7,869	22,070	36,394	(385)	1,505

(1)	(1)	(4)	(5)	(293)	(622)	—	—
(752)	(1,217)	(796)	(1,851)	(15,045)	(30,226)	(484)	(906)
(199)	(505)	(2,267)	(4,234)	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	(838)	(549)
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(952)	(1,723)	(3,067)	(6,090)	(15,338)	(30,848)	(1,322)	(1,455)

30	20	273	1,046	1,902	43,127	—	—
4,916	26,655	5,278	30,915	49,803	129,566	7,094	16,628
3,407	2,875	7,505	9,097	—	—	—	—

1	1	4	6	291	617	—	—
734	1,214	763	1,799	12,074	23,680	1,007	1,099
194	385	1,689	3,111	—	—	—	—

—	(12)	(166)	(899)	(14,749)	(39,451)	—	—
(6,743)	(6,294)	(25,570)	(11,218)	(107,167)	(175,480)	(5,237)	(7,907)
(9)	(9,205)	(1,500)	(14,508)	—	—	—	—
2,530	15,639	(11,724)	19,349	(57,846)	(17,941)	2,864	9,820
2,703	16,109	(11,147)	21,128	(51,114)	(12,395)	1,157	9,870

77,096	60,987	187,740	166,612	611,421	623,816	55,808	45,938
$79,799	$77,096	$176,593	$187,740	$560,307	$611,421	$56,965	$55,808

$ (73)	$ 49	$ 14	$ 84	$ 12	$ 610	$ (3)	$ (3)

5	4	28	13	3,729	3,099	—	—
3	2	27	105	291	6,723	—	—
—	—	—	1	45	96	—	—
—	(1)	(16)	(91)	(2,283)	(6,189)	—	—
3	1	11	15	(1,947)	630	—	—
8	5	39	28	1,782	3,729	—	—

6,403	4,245	6,473	4,296	90,842	94,370	5,361	4,421
492	2,673	528	3,136	7,690	20,723	707	1,591
74	122	76	182	1,862	3,750	101	106
(675)	(637)	(2,554)	(1,141)	(16,560)	(28,001)	(520)	(757)
(109)	2,158	(1,950)	2,177	(7,008)	(3,528)	288	940
6,294	6,403	4,523	6,473	83,834	90,842	5,649	5,361

1,306	1,896	12,287	12,531	—	—	—	—
341	290	749	915	—	—	—	—
19	39	168	316	—	—	—	—
—	(919)	(149)	(1,475)	—	—	—	—
360	(590)	768	(244)	—	—	—	—
1,666	1,306	13,055	12,287	—	—	—	—

22,998	39,695	98,411	101,373	174,939	268,965	31,724	38,671
21,771	22,959	126,033	68,116	256,010	254,039	28,395	27,678
18,317	5,364	350	1,467	2,650	4,000	—	—
15,701	6,069	—	—	483	—	—	—

See notes to financial statements.

Semi-Annual Report    93

For the period ended April 30, 2017 (Unaudited) and year ended October 31, 2016

Numbers in 000s

	Payden Global Low Duration Fund		Payden Global Fixed Income Fund
	2017	2016	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$900	$1,503	$934	$1,447
Net realized gains (losses) on investments	(250)	(654)	3,096	(1,945)
Change in net unrealized appreciation/(depreciation)	231	1,273	(3,265)	4,648
Change in Net Assets Resulting from Operations	881	2,122	765	4,150
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Adviser Class	—	—	—
Investor Class	(809)	(1,177)	(913)	(1,203)
SI Class	—	—	—
Net realized gains from investments:
Adviser Class	—	—		—
Investor Class	—	—	—	(927)
SI Class	—	—	—	—
Return of capital:
Adviser Class	—	—	—	—
Investor Class	—	(421)	—	(200)
SI Class	—	—	—	—
Change in Net Assets from Distributions to Shareholders	(809)	(1,598)	(913)	(2,330)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Adviser Class	—	—	—	—
Investor Class	14,363	33,079	32,505	55,605
SI Class	—	—	—	—
Reinvestment of distributions:
Adviser Class	—	—	—	—
Investor Class	783	1,538	896	2,267
SI Class	—	—	—	—
Cost of fund shares redeemed:
Adviser Class	—	—	—	—
Investor Class	(26,481)	(30,268)	(15,611)	(28,876)
SI Class	—	—	—	—
Change in Net Assets from Capital Transactions	(11,335)	4,349	17,790	28,996
Total Change in Net Assets	(11,263)	4,873	17,642	30,816
NET ASSETS:
Beginning of period	135,217	130,344	111,109	80,293
End of period	$123,954	$135,217	$128,751	$111,109

Accumulated net investment income/(loss)	$92	$1	$22	$1

FUND SHARES OF BENEFICIAL INTEREST:
Adviser Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

Investor Class:
Outstanding shares at beginning of period	13,461	13,026	12,289	9,051
Shares sold	1,432	3,308	3,645	6,194
Shares issued in reinvestment of distributions	78	154	100	256
Shares redeemed	(2,638)	(3,027)	(1,748)	(3,212)
Change in shares outstanding	(1,128)	435	1,997	3,238
Outstanding shares at end of period	12,333	13,461	14,286	12,289

SI Class:
Outstanding shares at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Change in shares outstanding	—	—	—	—
Outstanding shares at end of period	—	—	—	—

LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	37,522	53,571	36,343	94,377
Sale of investments (excluding government)	36,360	48,758	18,256	69,549
Purchase of government securities	32,081	5,190	11,304	4,547
Sale of government securities	40,420	4,506	8,361	980

See notes to financial statements.

94   Payden Mutual Funds

Payden Emerging Markets Bond Fund		Payden Emerging Markets Local Bond Fund		Payden Emerging Markets Corporate Bond Fund		Payden Equity Income Fund
2017	2016	2017	2016	2017	2016	2017	2016

$ 31,642	$ 56,604	$ 4,865	$ 7,567	$ 871	$ 1,670	$ 11,037	$ 20,361
6,178	736	(2,376)	(9,992)	122	149	15,477	6,293
(4,130)	68,267	2,402	16,402	63	1,805	47,170	29,648
33,690	125,607	4,891	13,977	1,056	3,624	73,684	56,302

(2,383)	(2,219)	(3)	—	(3)	(26)	(157)	(153)
(12,582)	(24,102)	(4,361)	—	(80)	(104)	(6,216)	(11,553)
(16,491)	(31,889)	—	—	(788)	(1,534)	(3,926)	(9,426)

—	—	—	—	—	—	(68)	—
—	—	—	—	—	—	(2,903)	—
—	—	—	—	—	—	(1,769)	—

—	—	—	(8)	—	—	—	—
—	—	—	(7,422)	—	—	—	—
—	—	—	—	—	—	—	—
(31,456)	(58,210)	(4,364)	(7,430)	(871)	(1,664)	(15,039)	(21,132)

44,387	57,697	8	63	158	3,887	11,052	4,499
64,772	143,294	9,726	42,327	2	2,016	71,924	226,747
41,470	30,485	—	—	—	1,500	29,672	17,900

2,352	2,146	3	7	2	26	219	148
11,738	22,349	1,661	2,512	80	104	8,924	11,426
16,326	31,507	—	—	132	237	4,029	6,650

(19,018)	(14,938)	(17)	(123)	(2,574)	(1,378)	(3,589)	(1,096)
(99,768)	(131,941)	(9,088)	(21,109)	(1)	(4)	(53,654)	(59,562)
(21,300)	(12,863)	—	—	—	(2,700)	(33,012)	(2,573)
40,959	127,736	2,293	23,677	(2,201)	3,688	35,565	204,139
43,193	195,133	2,820	30,224	(2,016)	5,648	94,210	239,309

1,159,242	964,109	156,363	126,139	41,665	36,017	802,673	563,364
$1,202,435	$1,159,242	$159,183	$156,363	$39,649	$41,665	$896,883	$802,673

$ 937	$ 751	$ 501	$ —	$ —	$ —	$ 738	—

5,458	2,251	18	25	253	2	566	327
3,243	4,166	1	10	16	391	716	302
172	158	—	1	—	2	14	10
(1,389)	(1,117)	(2)	(18)	(261)	(142)	(232)	(73)
2,026	3,207	(1)	(7)	(245)	251	498	239
7,484	5,458	17	18	8	253	1,064	566

34,281	31,843	22,472	18,911	362	146	32,639	20,120
4,744	10,748	1,461	6,451	—	206	4,643	15,921
861	1,665	246	374	9	11	573	789
(7,275)	(9,975)	(1,352)	(3,264)	—	(1)	(3,441)	(4,191)
(1,670)	2,438	355	3,561	9	216	1,775	12,519
32,611	34,281	22,827	22,472	371	362	34,414	32,639

43,426	39,662	—	—	3,509	3,594	21,431	19,866
2,964	2,339	—	—	—	158	1,883	1,287
1,200	2,353	—	—	13	24	258	460
(1,549)	(928)	—	—	—	(267)	(2,104)	(182)
2,615	3,764	—	—	13	(85)	37	1,565
46,041	43,426	—	—	3,522	3,509	21,468	21,431

307,178	595,562	47,084	112,415	10,686	33,294	160,711	357,391
269,910	469,277	48,331	91,309	13,423	27,893	134,556	165,301
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

See notes to financial statements.

Semi-Annual Report    95

April 30, 2017 (Unaudited)

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group” or “Paydenfunds”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. Each of the Funds, other than the Cash Reserves Money Market Fund, Strategic Income and High Income Funds, has been classified as non-diversified.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. Each Fund’s financial statements are prepared in accordance with GAAP.

The Funds are considered investment companies under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less and securities in the Cash Reserves Money Market Fund are valued at amortized cost, which approximates fair value. Cash Reserves Money

Market Fund qualifies as a government money market fund under the Money Market Fund Reform.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available, generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to each of the Funds. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

96   Payden Mutual Funds

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the Funds causing a decline in value.

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share and is classified as a government money market fund under the Money Market Fund Reform, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Funds invest generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at April 30th. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Each of the Funds (except Cash Reserves Money Market, U.S. Government, GNMA and California Municipal Income Funds) may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. Each of these Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on each of these Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Repurchase Agreements

The Payden Cash Reserves Money Market Fund entered into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. With respect to such agreements, it is the Fund’s policy to take possession of the underlying securities, except for tri-party agreements where an independent custodian takes possession. On a daily basis the Fund or the tri-party custodian mark-to-market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted

Semi-Annual Report   97

to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

The Payden Cash Reserves Money Market Fund’s repurchase agreements by counterparty, which are subject to offset under a MRA, is included within the Fund’s Schedule of Investments. For financial statement purposes, the Fund does not offset financial assets and financial liabilities, that are subject to MRA on the Statements of Assets and Liabilities.

Forward Currency Contracts

Some Funds entered into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gain or loss until the contact settlement date or an offsetting forward currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

Some Funds entered into futures transactions to enhance potential gain in circumstances where hedging is not involved.

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Funds is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. Each Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

Some Funds may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain/(loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, a Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to the centrally cleared swap, that Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by that Fund. When the contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such

98   Payden Mutual Funds

risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

A Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

A Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

A Fund may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

For financial reporting purposes, swap interest and amortization are classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by a Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statements of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If

Semi-Annual Report    99

an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Funds’ exposure to different types of market risks as it relates to derivative investments in the Statements of Assets and Liabilities and the Statements of Operations.

Statements of Assets and Liabilities

Fair Values of Derivative Instruments as of April 30, 2017 (000s)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Limited Maturity
Credit[1]	3	(53)
Foreign currency[2,3]	33	(350)

Total	36	(403)

Low Duration
Credit[1]	5	(96)
Interest rate[1,4]	445	(525)
Foreign currency[2,3]	82	(379)

Total	532	(1,000)

U.S. Government
Interest rate[1,4]	120	(126)

GNMA
Interest rate[1,4]	253	(274)

Core Bond
Interest rate[1]	269	(1,502)
Foreign currency[3]	—	(246)

Total	269	(1,748)

Corporate Bond
Interest rate[1]	181	(186)

Underlying Risk	Derivative Assets ($)	Derivative Liabilities ($)
Strategic Income
Interest rate[1]	101	(230)
Foreign currency[3]	—	(50)

Total	101	(280)

Absolute Return Bond
Equity[4]	20	—
Interest rate[1]	—	(52)
Foreign currency[3,4]	7	(71)

Total	27	(123)

High Income
Credit[1]	20	—
Foreign currency[3]	—	(104)

Total	20	(104)

Global Low Duration
Credit[1]	—	(13)
Interest rate[1,4]	65	(114)
Foreign currency[2,3]	10	(120)

Total	75	(247)

Global Fixed Income
Interest rate[1]	120	(243)
Foreign currency[2,3]	228	(890)

Total	348	(1,133)

Emerging Markets Bond
Interest rate[1]	—	(849)
Foreign currency[2,3]	335	(146)

Total	335	(995)

Emerging Markets Local Bond
Interest rate risk[1]	—	(117)
Foreign currency[2,3]	432	(50)

Total	432	(167)

Emerging Markets Corporate Bond
Interest rate[1]	—	(57)
Foreign currency[2,3]	12	(4)

Total	12	(61)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities as Receivable/Payable for futures and variation margin on centrally cleared swaps.
2	Receivable for forward currency contracts.
3	Payable for forward currency contracts.
4	Includes options purchased at value as reported in the Schedule of Investments.

100 Payden Mutual Funds

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended April 30, 2017 (000s)

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Limited Maturity
Credit	—	—	—	$(609)	$(609)
Foreign exchange	—	$899	—	—	899

Total	—	899	—	(609)	290

Low Duration
Credit	—	—	—	(1,045)	(1,045)
Equity	—	—	$197	—	197
Interest rate	$(113)	—	(156)	(13)	(282)
Foreign exchange	—	197	—	—	197

Total	(113)	197	41	(1,058)	(933)

U.S. Government
Equity	—	—	6	—	6
Interest rate	(88)	—	—	—	(88)

Total	(88)	—	6	—	(82)

GNMA
Equity	—	—	63	—	63
Interest rate	30	—	—	—	30

Total	30	—	63	—	93

Core Bond
Credit	—	—	—	(834)	(834)
Interest rate	2,359	—	—	—	2,359
Foreign exchange	—	1,361	—	—	1,361

Total	2,359	1,361	—	(834)	2,886

Corporate Bond
Interest rate	140	—	—	(2)	138
Foreign exchange	—	207	—	—	207

Total	140	207	—	(2)	345

Strategic Income
Interest rate	641	—	—	(208)	433
Foreign exchange	—	305	—	—	305

Total	641	305	—	(208)	738

Absolute Return Bond
Credit	—	—	—	(239)	(239)
Equity	—	—	(208)	—	(208)
Interest rate	169	—	—	—	169
Foreign exchange	—	(48)	—	—	(48)

Total	169	(48)	(208)	(239)	(326)

High Income
Credit	—	—	—	21	21
Foreign exchange	—	715	—	—	715

Total	—	715	—	21	736

Global Low Duration
Credit	—	—	—	(50)	(50)
Equity	—	—	21	—	21
Interest rate	(3)	—	(25)	(111)	(139)
Foreign exchange	—	527	—	—	527

Total	(3)	527	(4)	(161)	359

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Global Fixed Income
Credit	—	—	—	$(10)	$(10)
Interest rate	$329	—	—	—	329
Foreign exchange	—	$3,343	—	—	3,343

Total	329	3,343	—	(10)	3,662

Emerging Markets Bond
Equity	—	—	$727	—	727
Interest rate	449	—	—	—	449
Foreign exchange	—	(810)	—	—	(810)

Total	449	(810)	727	—	(361)

Emerging Markets Local Bond
Interest rate	65	—	—	—	65
Foreign exchange	—	(626)	—	—	(626)

Total	65	(626)	—	—	(561)

Emerging Markets Corporate Bond
Equity	—	—	26	—	26
Credit	—	—	—	(15)	(15)
Interest rate	32	—	—	—	32
Foreign exchange	—	(21)	—	—	(21)

Total	32	(21)	26	(15)	(4)

1	Net realized gains (losses) from futures contracts.
2	Net realized gains (losses) from foreign currency transactions which could include other currency related gains and losses.
3	Net realized gains (losses) from written option contracts and purchased options, which are included in net realized gain on investments.
4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statements of Operations

For the Period Ended April 30, 2017 (000s)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Limited Maturity
Credit	—	—	—	$8	$8
Foreign exchange	—	$(815)	—	—	(815)

Total	—	(815)	—	8	(807)

Low Duration
Credit	—	—	—	14	14
Interest rate	$(82)	—	$(71)	(116)	(269)
Foreign exchange	—	(741)	—	—	(741)

Total	(82)	(741)	(71)	(102)	(996)

U.S. Government
Interest rate	(16)	—	(11)	—	(27)

GNMA
Interest rate	(79)	—	(34)	—	(113)

Semi-Annual Report 101

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Core Bond
Interest rate	$(1,960)	—	—	—	$(1,960)
Foreign exchange	—	$(849)	—	—	(849)

Total	(1,960)	(849)	—	—	(2,809)

Corporate Bond
Interest rate	(55)	—	—	$(16)	$(71)
Foreign exchange	—	(99)	—	—	(99)

Total	(55)	(99)	—	(16)	(170)

Strategic Income
Interest rate	(343)	—	—	—	(343)
Foreign exchange	—	(212)	—	—	(212)

Total	(343)	(212)	—	—	(555)

Absolute Return Bond
Credit	—	—	—	20	20
Equity	—	—	$(6)	—	(6)
Interest rate	(35)	—	(11)	—	(46)
Foreign exchange	—	(130)	(37)	—	(167)

Total	(35)	(130)	(54)	20	(199)

High Income
Credit	—	—	—	20	20
Foreign exchange	—	(434)	—	—	(434)

Total	—	(434)	—	20	(414)

Global Low Duration
Credit	—	—	—	4	4
Interest rate	(40)	—	1	—	(39)
Foreign exchange	—	(329)	—	(14)	(343)

Total	(40)	(329)	1	(10)	(378)

Global Fixed Income
Interest rate	(177)	—	—	—	(177)
Foreign exchange	—	(1,819)	—	—	(1,819)

Total	(177)	(1,819)	—	—	(1,996)

Emerging Markets Bond
Interest rate	(849)	—	—	—	(849)
Foreign exchange	—	(125)	—	—	(125)

Total	(849)	(125)	—	—	(974)

Emerging Markets Local Bond
Interest rate	(117)	—	—	—	(117)
Foreign exchange	—	484	—	—	484

Total	(117)	484	—	—	367

Emerging Markets Corporate Bond
Interest rate	(57)	—	—	—	(57)
Foreign exchange	—	6	—	—	6

Total	(57)	6	—	—	(51)

5	Change in net unrealized appreciation (depreciation) from futures contracts.
6	Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which includes other currency related appreciation (depreciation).
7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options which are included in change in unrealized appreciation (depreciation) on investments.
8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended April 30, 2017 the average notional amount of derivatives as a percent of average net assets were as follows:

	Foreign currency	Credit	Interest rate	Equity
Limited Maturity	3%	1%	0%	0%
Low Duration	2%	1%	24%	0%
U.S. Government	0%	0%	26%	0%
GNMA	0%	0%	31%	0%
Core Bond	5%	0%	23%	0%
Corporate Bond	2%	0%	33%	0%
Strategic Income	5%	0%	22%	0%
Absolute Return Bond	11%	0%	10%	0%
High Income	3%	0%	0%	0%
Global Low Duration	7%	2%	25%	0%
Global Fixed Income	60%	0%	47%	0%
Emerging Markets Bond	5%	0%	6%	0%
Emerging Markets Local Bond	20%	0%	5%	0%
Emerging Markets Corporate Bond	3%	0%	10%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC options purchased, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund does not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is decreased counterparty credit risk to a Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a

102 Payden Mutual Funds

clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of a Fund and additional required collateral is delivered to/ pledged by a Fund on the next business day. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At April 30, 2017, the Funds’ derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Limited Maturity
Derivative Financial Instruments:
Centrally Cleared Swaps	—	$7
Forward Currency Contracts	$33	350

Total derivative assets and liabilities in the Statements of Assets and Liabilities	33	357

Derivatives not subject to a MNA	—	(50)

Total derivative assets and liabilities subject to a MNA	$33	$307

Low Duration
Derivative Financial Instruments:
Futures Contracts	$38	$49
Centrally Cleared Swaps	—	18
Purchased Put Options[1]	38	—
Forward Currency Contracts	82	379

Total derivative assets and liabilities in the Statements of Assets and Liabilities	158	446

Derivatives not subject to a MNA	(76)	(67)

Total derivative assets and liabilities subject to a MNA	$82	$379

U.S. Government
Derivative Financial Instruments:
Futures Contracts	$7	$8
Purchased Put Options[1]	2	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	9	8

Derivatives not subject to a MNA	(9)	(8)

Total derivative assets and liabilities subject to a MNA	—	—

Semi-Annual Report 103

	Assets	Liabilities
GNMA
Derivative Financial Instruments:
Futures Contracts	$18	$16
Purchased Put Options[1]	9	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	27	16

Derivatives not subject to a MNA	(27)	(16)

Total derivative assets and liabilities subject to a MNA	—	—

Core Bond
Derivative Financial Instruments:
Futures Contracts	$10	$94
Forward Currency Contracts	—	246

Total derivative assets and liabilities in the Statements of Assets and Liabilities	10	340

Derivatives not subject to a MNA	(10)	(143)

Total derivative assets and liabilities subject to a MNA	—	$197

Corporate Bond
Derivative Financial Instruments:
Futures Contracts	$15	$21
Total derivative assets and liabilities in the Statements of Assets and Liabilities	15	21

Derivatives not subject to a MNA	(15)	(21)

Total derivative assets and liabilities subject to a MNA	—	—

Strategic Income
Derivative Financial Instruments:
Futures Contracts	$3	$14
Forward Currency Contracts	—	50

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3	64

Derivatives not subject to a MNA	(3)	(14)

Total derivative assets and liabilities subject to a MNA	—	$50

Absolute Return Bond
Derivative Financial Instruments:
Futures Contracts	—	$1
Purchased Put Options[1]	$27	—
Forward Currency Contracts	—	71

Total derivative assets and liabilities in the Statements of Assets and Liabilities	27	72

Derivatives not subject to a MNA	(27)	(16)

Total derivative assets and liabilities subject to a MNA	—	$56

High Income
Derivative Financial Instruments:
Centrally Cleared Swaps	$8	—
Forward Currency Contracts	—	$104

Total derivative assets and liabilities in the Statements of Assets and Liabilities	8	104

Derivatives not subject to a MNA	(8)	—

Total derivative assets and liabilities subject to a MNA	—	$104

	Assets	Liabilities
Global Low Duration
Derivative Financial Instruments:
Futures Contracts	$5	$10
Centrally Cleared Swaps	—	2
Purchased Put Options[1]	6	—
Forward Currency Contracts	10	120

Total derivative assets and liabilities in the Statements of Assets and Liabilities	21	132

Derivatives not subject to a MNA	(11)	(36)

Total derivative assets and liabilities subject to a MNA	$10	$96

Global Fixed Income
Derivative Financial Instruments:
Futures Contracts	$23	$19
Forward Currency Contracts	228	890

Total derivative assets and liabilities in the Statements of Assets and Liabilities	251	909

Derivatives not subject to a MNA	(23)	(201)

Total derivative assets and liabilities subject to a MNA	$228	$708

Emerging Markets Bond
Derivative Financial Instruments:
Futures Contracts	—	$28
Forward Currency Contracts	$335	146

Total derivative assets and liabilities in the Statements of Assets and Liabilities	335	174

Derivatives not subject to a MNA	—	(28)

Total derivative assets and liabilities subject to a MNA	$335	$146

Emerging Markets Local Bond
Derivative Financial Instruments:
Futures Contracts	—	$4
Forward Currency Contracts	$432	50

Total derivative assets and liabilities in the Statements of Assets and Liabilities	432	54

Derivatives not subject to a MNA	—	(4)

Total derivative assets and liabilities subject to a MNA	$432	$50

Emerging Markets Corporate Bond
Derivative Financial Instruments:
Futures Contracts	—	$2
Forward Currency Contracts	$12	4

Total derivative assets and liabilities in the Statements of Assets and Liabilities	12	6

Derivatives not subject to a MNA	—	(2)

Total derivative assets and liabilities subject to a MNA	$12	$4

[1]	Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

104 Payden Mutual Funds

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of April 30, 2017 (000s):

Limited Maturity

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Barclays Bank PLC	$20	—	—	—	$20
Royal Bank of Canada	13	—	—	—	13

Total	$33	—	—	—	$33

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

HSBC Bank USA, N.A.	$307	—	—	—	$307

Low Duration

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

State Street Bank & Trust Co.	$82	—	—	—	$82

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged[4]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Bank of America N.A.	$143	—	(143)	—	—
HSBC Bank USA, N.A.	236	—	—	—	$236

Total	$379	—	(143)	—	$236

Core Bond

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

HSBC Bank USA, N.A.	$107	—	—	—	$107
State Street Bank & Trust Co.	90	—	—	—	90

Total	$197	—	—	—	$197

Semi-Annual Report 105

Strategic Income

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Credit Suisse First Boston International	$8	—	—	—	$8
HSBC Bank USA, N.A.	23	—	—	—	23
State Street Bank & Trust Co.	19	—	—	—	19

Total	$50	—	—	—	$50

Absolute Return Bond

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Barclays Bank PLC	$24	—	—	—	$24
HSBC Bank USA, N.A.	22	—	—	—	22
State Street Bank & Trust Co.	10	—	—	—	10

Total	$56	—	—	—	$56

High Income

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

HSBC Bank USA, N.A.	$57	—	—	—	$57
State Street Bank & Trust Co.	47	—	—	—	47

Total	$104	—	—	—	$104

Global Low Duration

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

State Street Bank & Trust Co.	$10	$(10)	—	—	—

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Bank of America N.A.	$17	—	—	—	$17
HSBC Bank, N.A.	69	—	—	—	69
State Street Bank & Trust Co.	10	$(10)	—	—	—

Total	$96	$(10)	—	—	$86

106 Payden Mutual Funds

Global Fixed Income

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Barclays Bank PLC	$53	$(7)	—	—	$46
BNP PARIBAS	18	(10)	—	—	8
HSBC Bank USA, N.A.	15	(15)	—	—	—
Royal Bank of Canada	142	(142)	—	—	—

Total	$228	$(174)	—	—	$54

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Barclays Bank PLC	$7	$(7)	—	—	—
BNP PARIBAS	10	(10)	—	—	—
Credit Suisse First Boston International	5	—	—	—	$5
HSBC Bank USA, N.A.	282	(15)	—	—	267
Royal Bank of Canada	201	(142)	—	—	59
State Street Bank & Trust Co.	203	—	—	—	203

Total	$708	$(174)	—	—	$534

Emerging Markets Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Barclays Bank PLC	$258	$(55)	—	—	$203
BNP PARIBAS	14	—	—	—	14
HSBC Bank USA, N.A.	63	—	—	—	63

Total	$335	$(55)	—	—	$280

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Barclays Bank PLC	$55	$(55)	—	—	—
Credit Suisse First Boston International	91	—	—	—	$91

Total	$146	$(55)	—	—	$91

Semi-Annual Report 107

Emerging Markets Local Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Barclays Bank PLC	$288	$(7)	—	—	$281
BNP PARIBAS	2	(2)	—	—	—
Credit Suisse First Boston International	55	—	—	—	55
HSBC Bank USA, N.A.	87	(31)	—	—	56

Total	$432	$(40)	—	—	$392

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Barclays Bank PLC	$7	$(7)	—	—	—
BNP PARIBAS	12	(2)	—	—	$10
HSBC Bank USA, N.A.	31	(31)	—	—	—

Total	$50	$(40)	—	—	$10

Emerging Markets Corporate Bond

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]

Barclays Bank PLC	$9	$(1)	—	—	$8
BNP PARIBAS	1	—	—	—	1
HSBC Bank USA, N.A.	2	—	—	—	2

Total	$12	$(1)	—	—	$11

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset[3]	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]

Barclays Bank PLC	$1	$(1)	—	—	—
Credit Suisse First Boston International	3	—	—	—	$3

Total	$4	$(1)	—	—	$3

1	Net amount represents the net amount receivable from the counterparty in the event of default.
2	Net amount represents the net amount payable from the counterparty in the event of default.
3	The amount of derivatives for offset is limited to the amount of assets and/or liabilities that are subject to a MNA.
4	Excess of collateral pledged from the individual counterparty may not be shown for financial reporting purposes.

Credit Enhancements

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit, liquidity guarantees, security purchase agreements, and third party insurance (e.g. AGM, AMBAC and BAM).

TBA Sale Commitments

Some Funds entered into TBA sale commitments, within dollar roll agreements, to hedge their portfolio position or to sell mortgage backed securities they own under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

108 Payden Mutual Funds

Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is “marked-to-market” daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Funds (except Cash Reserves Money Market) may lend securities to qualified institutions. It is each Fund’s policy that at origination all loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money Market Fund. The Funds are entitled to receive all of the income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Funds maintain the right to recall the securities on loan for voting purposes. The income earned by each Fund is disclosed in the Statements of Operations.

Securities lending transactions are entered into by a Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty, which are subject to offset under a MSLA, if applicable, is included within each Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities”. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to MSLA on the Statements of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid monthly for all Funds except the Cash Reserves Money Market, Limited Maturity, Short Bond, U.S. Government, GNMA and California Municipal Income Funds, which are declared daily and paid monthly and Equity Income Fund, which is declared and paid quarterly. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of each Fund to meet the requirements for qualification as a regulated investment company as defined in Subchapter M of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended April 30, 2017, the Funds did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax is necessary.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended April 30, 2017, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to

Semi-Annual Report 109

unrecognized tax positions as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investments

Each of the Paydenfunds (except the Cash Reserves Money Market and California Municipal Income Funds) invests in other Funds of the Group (an “Affiliated Fund”). The income and both realized and the change in unrealized gains and losses earned by each Fund from the Affiliated Funds for the period is disclosed in the Statements of Operations. The table below details the transactions of each Fund in Affiliated Funds.

Fund	Value October 31, 2016	Purchases	Sales	Dividends	Value April 30, 2017

Investments in Cash Reserves Money Market Fund
Limited Maturity	$9,841,621	$954,642,960	$947,401,447	$9,620	$17,083,134
Low Duration	14,583,353	1,293,524,569	1,281,166,566	12,997	26,941,356
U.S. Government	7,153,328	742,678,423	734,613,626	7,475	15,218,125
GNMA	10,945,609	804,683,696	813,296,706	8,462	2,332,599
Core Bond	22,577,671	841,654,025	852,621,420	9,269	11,610,276
Corporate Bond	8,885,188	266,389,708	265,156,140	3,426	10,118,756
Strategic Income	2,669,065	329,664,659	328,227,634	3,520	4,106,090
Absolute Return Bond	4,493,699	204,357,992	207,782,025	1,980	1,069,666
Floating Rate	5,656,688	1,609,338,858	1,592,711,775	19,330	22,283,771
High Income	85,428,606	1,083,775,049	1,101,100,272	13,877	68,103,383
Global Low Duration	605,018	179,194,784	175,118,652	1,949	4,681,150
Global Fixed Income	686,938	310,539,917	309,398,876	3,107	1,827,979
Emerging Markets Bond	86,890,170	1,910,736,023	1,928,599,725	20,455	69,026,468
Emerging Markets Local Bond	1,657,231	166,604,521	168,261,752	1,661	—
Emerging Markets Corporate Bond	1,771,362	46,216,851	45,723,296	513	2,264,917
Equity Income	43,298,700	1,707,020,110	1,716,978,232	15,718	33,340,578
Investments in High Income Fund — Investor Class
Global Fixed Income	$3,790,997	—	—	52,053	$3,837,945
Investments in Floating Rate Fund — Investor Class
Global Fixed Income	$1,526,111	—	1,536,804	—	—
Investments in Floating Rate Fund — SI Class
Core Bond	$15,206,494	—	—	$147,498	$15,267,381
High Income	—	$6,000,000	—	17,398	5,976,167
Global Fixed Income	1,243,760	1,536,804	—	26,225	2,779,639
Investments in Emerging Markets Bond Fund — SI Class
Global Fixed Income	$1,480,198	—	—	20,444	$1,482,323
Investments in Emerging Markets Corporate Bond Fund — SI Class
Core Bond	$16,526,957	—	—	$177,869	$16,641,500
High Income	8,192,665	—	—	88,173	8,249,446
Emerging Markets Local Bond	4,834,962	—	—	52,036	4,868,472
Investments in Emerging Markets Local Bond Fund — Investor Class
Core Bond	$4,490,355	—	—	$60,151	$4,503,277

110 Payden Mutual Funds

Custodian Credits

The Funds have entered into an agreement with the custodian, whereby they earn custodian fee credits for temporary cash balances. These credits, which offset custodian fees that may be charged to the Funds, are based on 75% of the daily effective federal funds rate and are disclosed, subject to rounding, in the Statements of Operations. There were no custodian credits applicable to any fund during the period ended April 30, 2017.

Line of Credit

The Paydenfunds (except Cash Reserves Money Market) have entered into a Credit Agreement with Bank of New York Mellon under which the bank has agreed to make loans to one or more of the Funds upon request by such Fund(s) and subject to the conditions of the Credit Agreement. The interest rate for any such loan will vary depending upon the type of borrowing chosen by the Fund. The aggregate of all such loans to the Funds may not exceed $75 million. No Fund took a loan during the period, nor did any Fund have a loan outstanding at the end of the period.

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

On October 13, 2016 the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

3. Related Party Transactions

Payden & Rygel (the “Adviser”) provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees monthly, computed on the average daily net assets of each of the Funds separately at an annualized rate. The rates for each Fund are shown in the table below.

	Adviser Fees				Investor Class		SI Class

	Between	Between	Between			Current	Current
	$0–500	$0.5–1	$1–2	Over $2	Expense	Voluntary	Voluntary	3 Year Deferred Expense Subsidy
	Million	Billion	Billion	Billion	Guarantee	Expense Limit	Expense Limit	FY 2015	FY 2016	FY 2017

Cash Reserves Money Market	0.15%	0.15%	0.15%	0.15%	0.50%	0.25%	n/a	$1,204,702	$548,191	$266,900
Limited Maturity	0.28%	0.28%	0.25%	0.25%	0.60%	0.25%	n/a	1,030,707	1,402,448	815,282
Low Duration	0.28%	0.28%	0.25%	0.25%	0.60%	0.43%	n/a	889,095	920,321	480,534
U.S. Government	0.28%	0.28%	0.25%	0.25%	0.60%	0.45%	n/a	174,481	181,602	78,538
GNMA	0.27%	0.27%	0.27%	0.27%	0.50%	n/a	n/a	495,315	539,825	261,592
Core Bond	0.28%	0.28%	0.25%	0.25%	0.60%	0.53%	n/a	—	—	6,705
Corporate Bond	0.35%	0.35%	0.35%	0.35%	1.00%	0.65%	n/a	89,819	88,939	62,679
Strategic Income	0.55%	0.55%	0.55%	0.55%	n/a	0.75%	0.65%	173,558	209,400	103,153
Absolute Return Bond	0.50%	0.50%	0.50%	0.50%	n/a	0.70%	0.55%	238,584	210,322	102,233
Floating Rate	0.55%	0.55%	0.55%	0.55%	n/a	0.75%	0.65%	283,782	291,349	138,456
High Income	0.35%	0.35%	0.35%	0.35%	0.75%	n/a	n/a	—	—	—
California Municipal Income	0.32%	0.32%	0.25%	0.25%	0.80%	0.53%	n/a	65,250	81,740	46,149
Global Low Duration	0.30%	0.30%	0.30%	0.25%	0.70%	0.53%	n/a	166,652	148,823	77,419
Global Fixed Income	0.30%	0.30%	0.30%	0.25%	0.70%	0.65%	n/a	90,888	143,423	76,466
Emerging Markets Bond	0.45%	0.45%	0.45%	0.45%	1.25%	n/a	0.69%	332,289	345,690	169,607
Emerging Markets Local Bond	0.60%	0.60%	0.60%	0.60%	1.50%	0.99%	n/a	—	—	—

Semi-Annual Report 111

	Adviser Fees				Investor Class		SI Class

	Between	Between	Between			Current	Current
	$0–500	$0.5–1	$1–2	Over $2	Expense	Voluntary	Voluntary	3 Year Deferred Expense Subsidy
	Million	Billion	Billion	Billion	Guarantee	Expense Limit	Expense Limit	FY 2015	FY 2016	FY 2017
Emerging Markets Corporate Bond	0.80%	0.80%	0.80%	0.80%	n/a	0.95%	0.85%	184,904	189,600	89,361
Equity Income	0.50%	0.50%	0.50%	0.30%	0.80%	n/a	0.65%	406,103	355,073	114,915

The Adviser agreed to guarantee that, for so long as it acts as investment adviser to the Funds, the expenses of the Funds, including advisory fees (exclusive of interest, 12b-1 fees, and taxes) will not exceed the percentages indicated above (“Expense Guarantee”) of that Fund’s average daily net assets on an annualized basis. The adviser also voluntarily agreed to temporarily limit certain Funds’ total expenses (“Voluntary Expense Limit”), including advisory fees, to the percentages indicated above of that Fund’s average daily net assets on an annualized basis through February 28, 2017 (exclusive of interest and taxes).

Each Fund remains liable to the Adviser for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or voluntary expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Funds through the end of the period. Such amount is not considered a liability of each respective Fund, and, therefore, is not recorded as liabilities in the Statements of Assets and Liabilities, but will be recognized as net expense in the Statements of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Funds. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Funds at an annualized rate of 0.15%.

Under a distribution agreement with the Funds, the U.S. Government, GNMA, Core Bond, Strategic Income, Absolute Return Bond, Floating Rate, High Income, Emerging Markets Bond, Emerging Markets Local Bond, Emerging Markets Corporate Bond and Equity Income Funds adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fee monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25%.

Payden & Rygel Distributors is not entitled to receive any fees from the Investor, or SI classes of the Funds.

Certain officers and/or trustees of the Funds are affiliated with Payden & Rygel, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Funds for serving as officers and/or trustees of the Funds.

The Funds may purchase securities from or sell securities to an affiliated fund or portfolio provided that the affiliation is due solely to having a common investment advisor, common officers or common trustees.

Indemnifications

Under the Group’s organizational documents, its trustees and officers are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently the Funds expect this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of each Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 — quoted prices in active markets for identical investments, Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 — significant unobservable inputs (including fund’s own assumptions in determining the fair value of investments). See Note 2 —Securities Valuation for a summary of the inputs used in valuing the Funds’ investments and other financial instruments.

112 Payden Mutual Funds

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Cash Reserves Money Market
Repurchase Agreement	—	—	$180,000	—	—	—	$180,000
U.S. Government	—	—	164,120	—	—	—	164,120
U.S. Treasury	—	—	89,955	—	—	—	89,955
Investment Company	$16,660	—	—	—	—	—	16,660

Limited Maturity
Asset Backed	—	—	118,930	—	—	—	118,930
Bank Loans	—	—	1,833	—	—	—	1,833
Certificate of Deposit	—	—	7,548	—	—	—	7,548
Commercial Paper	—	—	19,144	—	—	—	19,144
Corporate Bond	—	—	256,491	—	—	—	256,491
Foreign Government	—	—	9,227	—	—	—	9,227
Morgage Backed	—	—	41,094	—	—	—	41,094
Municipal	—	—	4,780	—	—	—	4,780
U.S. Government	—	—	115,698	—	—	—	115,698
Investment Company	17,083	—	—	—	—	—	17,083

Low Duration
Asset Backed	—	—	98,663	—	—	—	98,663
Bank Loans	—	—	5,358	—	—	—	5,358
Corporate Bond	—	—	488,164	—	—	—	488,164
Foreign Government	—	—	15,643	—	—	—	15,643
Morgage Backed	—	—	70,912	—	—	—	70,912
Options Purchased	38	—	—	—	—	—	38
U.S. Government	—	—	344,117	—	—	—	344,117
Investment Company	26,941	—	—	—	—	—	26,941

U.S. Government
Asset Backed	—	—	1,728	—	—	—	1,728
Mortgage Backed	—	—	87,434	—	—	—	87,434
Options Purchased	2	—	—	—	—	—	2
U.S. Government	—	—	40,900	—	—	—	40,900
Investment Company	15,218	—	—	—	—	—	15,218

GNMA
Mortgage Backed	—	—	375,916	—	—	—	375,916
Options Purchased	9	—	—	—	—	—	9
U.S. Government	—	—	4,011	—	—	—	4,011
Investment Company	2,333	—	—	—	—	—	2,333

Semi-Annual Report 113

	Investments in Securities

			Level 2-Other
			Significant		Level 3-Significant
	Level 1-Quoted Prices		Observable Inputs		Unobservable Inputs

	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Total
	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)	(000’s)
Core Bond
Asset Backed	—	—	$50,651	—	—	—	$50,651
Corporate Bond	—	—	260,882	—	—	—	260,882
Foreign Government	—	—	42,295	—	—	—	42,295
Morgage Backed	—	—	223,606	—	—	—	223,606
Municipal	—	—	13,028	—	—	—	13,028
U.S. Government	—	—	149,815	—	—	—	149,815
Investment Company	$48,022	—	—	—	—	—	48,022

Corporate Bond
Asset Backed	—	—	1,000	—	—	—	1,000
Bank Loans	—	—	687	—	—	—	687
Corporate Bond	—	—	146,764	—	—	—	146,764
Mortgage Backed	—	—	544	—	—	—	544
Investment Company	10,119	—	—	—	—	—	10,119

Strategic Income
Asset Backed	—	—	10,761	—	—	—	10,761
Bank Loans	—	—	9,520	—	—	—	9,520
Corporate Bond	—	—	64,818	—	—	—	64,818
Foreign Government	—	—	12,900	—	—	—	12,900
Mortgage Backed	—	—	23,116	—	—	—	23,116
Municipal	—	—	4,190	—	—	—	4,190
U.S. Government	—	—	23,443	—	—	—	23,443
Master Limited Partnership	1,576	—	—	—	—	—	1,576
Preferred Stock	1,105	—	—	—	—	—	1,105
Real Estate Investment Trust	1,334	—	—	—	—	—	1,334
Investment Company	4,106	—	—	—	—	—	4,106

Absolute Return Bond
Asset Backed	—	—	13,168	—	—	—	13,168
Bank Loans	—	—	3,230	—	—	—	3,230
Corporate Bond	—	—	23,156	—	—	—	23,156
Foreign Government	—	—	9,326	—	—	—	9,326
Mortgage Backed	—	—	26,770	—	—	—	26,770
Options Purchased	27	—	—	—	—	—	27
U.S. Government	—	—	3,377	—	—	—	3,377
Investment Company	1,070	—	—	—	—	—	1,070

114 Payden Mutual Funds

	Investments in Securities

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Floating Rate
Asset Backed	—	—	$9,043	—	—	—	$9,043
Bank Loans	—	—	133,734	—	—	—	133,734
Corporate Bond	—	—	13,661	—	—	—	13,661
Mortgage Backed	—	—	4,494	—	—	—	4,494
Investment Company	$22,284	—	—	—	—	—	22,284

High Income
Bank Loans	—	—	5,545	—	—	—	5,545
Corporate Bonds	—	—	490,043	—	—	—	490,043
Mortgage Backed	—	—	14,337	—	—	—	14,337
Preferred Stock	2,048	—	—	—	—	—	2,048
Investment Company	82,329	—	—	—	—	—	82,329

California Municipal Income
Municipal	—	—	57,304	—	—	—	57,304

Global Low Duration
Asset Backed	—	—	14,933	—	—	—	14,933
Bank Loans	—	—	816	—	—	—	816
Certificate of Deposit	—	—	821	—	—	—	821
Corporate Bond	—	—	77,242	—	—	—	77,242
Foreign Government	—	—	3,421	—	—	—	3,421
Mortgage Backed	—	—	7,467	—	—	—	7,467
Options Purchased	6	—	—	—	—	—	6
U.S. Government	—	—	17,629	—	—	—	17,629
Investment Company	4,681	—	—	—	—	—	4,681

Global Fixed Income
Asset Backed	—	—	1,729	—	—	—	1,729
Corporate Bond	—	—	51,813	—	—	—	51,813
Foreign Government	—	—	51,461	—	—	—	51,461
Mortgage Backed	—	—	11,713	—	—	—	11,713
U.S. Treasury	—	—	6,708	—	—	—	6,708
Investment Company	9,928	—	—	—	—	—	9,928

Emerging Markets Bond
Corporate Bond	—	—	270,525	—	—	—	270,525
Foreign Government	—	—	909,551	—	—	—	909,551
Investment Company	69,026	—	—	—	—	—	69,026

Semi-Annual Report 115

	Investments in Securities

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Emerging Markets Local Bond
Corporate Bond	—	—	$23,356	—	—	—	$23,356
Foreign Government	—	—	124,030	—	—	—	124,030
Investment Company	$4,868	—	—	—	—	—	4,868

Emerging Markets Corporate Bond
Corporate Bond	—	—	34,165	—	—	—	34,165
Foreign Government	—	—	4,875	—	—	—	4,875
Investment Company	2,265	—	—	—	—	—	2,265

Equity Income
Common Stock	730,375	—	—	—	—	—	730,375
Corporate Bond	—	—	16,832	—	—	—	16,832
Master Limited Partnership	53,078	—	—	—	—	—	53,078
Preferred Stock	23,514	—	—	—	—	—	23,514
Real Estate Investment Trust	45,173	—	—	—	—	—	45,173
Investment Company	33,341	—	—	—	—	—	33,341

	Other Financial Instruments [1]

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Limited Maturity
Forward currency contracts	—	—	$33	$(350)	—	—	$ (317)
Swaps	—	—	3	(53)	—	—	(50)

Low Duration
Forward currency contracts	—	—	82	(379)	—	—	(297)
Futures	$407	$ (525)	—	—	—	—	(118)
Swaps	—	—	5	(212)	—	—	(207)

U.S Government
Futures	118	(126)	—	—	—	—	(8)

GNMA
Futures	244	(274)	—	—	—	—	(30)

Core Bond
Forward currency contracts	—	—	—	(246)	—	—	(246)
Futures	269	(1,502)	—	—	—	—	(1,233)

116 Payden Mutual Funds

	Other Financial Instruments [1]

	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs

	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Corporate Bond
Futures	$181	$(170)	—	—	—	—	$ 11
Swaps	—	—	—	$ (16)	—	—	(16)

Strategic Income
Forward currency contracts	—	—	—	(50)	—	—	(50)
Futures	101	(230)	—	—	—	—	(129)

Absolute Return
Forward currency contracts	—	—	—	(71)	—	—	(71)
Futures	—	(52)	—	—	—	—	(52)

High Income
Forward currency contracts	—	—	—	(104)	—	—	(104)
Swaps	—	—	$ 20	—	—	—	20

Global Low Duration
Forward currency contracts	—	—	10	(120)	—	—	(110)
Futures	59	(100)	—	—	—	—	(41)
Swaps	—	—	—	(27)	—	—	(27)

Global Fixed Income
Forward currency contracts	—	—	228	(890)	—	—	(662)
Futures	120	(243)	—	—	—	—	(123)

Emerging Markets Bond
Forward currency contracts	—	—	335	(146)	—	—	189
Futures	—	(849)	—	—	—	—	(849)

Emerging Markets Local Bond
Forward currency contracts	—	—	432	(50)	—	—	382
Futures	—	(117)	—	—	—	—	(117)

Emerging Markets Corporate Bond
Forward currency contracts	—	—	12	(4)	—	—	8
Futures	—	(57)	—	—	—	—	(57)
1	Other financial instruments are swaps, futures contracts and forward currency contracts, all of which are valued at the unrealized appreciation/depreciation on the instrument.

Semi-Annual Report  117

5. Federal Tax Information (amounts in 000s)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

At October 31, 2016, the following Funds had available for Federal income tax purposes unused capital losses as follows (000’s):

	Expires 2017	Expires 2018	Expires 2019	Unlimited*	Total
Limited Maturity	$2,201	$287	$527	—	$ 3,015
Low Duration	—	—	—	$ 1,254	1,254
U.S. Government	—	—	—	3,777	3,777
GNMA	—	—	—	35,364	35,364
Absolute Return Bond	—	—	—	680	680
Floating Rate	—	—	—	2,187	2,187
High Income	—	—	—	34,573	34,573
Global Low Duration	—	914	—	154	1,068
Global Fixed Income	—	—	—	551	551
Emerging Markets Bond	—	—	—	27,643	27,643
Emerging Markets Local Bond	—	—	—	20,488	20,488
Emerging Markets Corporate Bond	—	—	—	373	373

* Post-enactment carryforward losses.

At April 30, 2017, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

	Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
Cash Reserves Money Market	$ 450,735	—	—	—
Limited Maturity	591,855	$ 1,578	$ (1,605)	$ (27)
Low Duration	1,046,891	4,966	(2,021)	2,945
U.S. Government	145,929	341	(988)	(647)
GNMA	378,926	4,690	(1,347)	3,343
Core Bond	781,003	13,852	(6,556)	7,296
Corporate Bond	156,655	3,481	(1,022)	2,459
Strategic Income	154,928	3,005	(1,064)	1,941
Absolute Return	79,531	789	(196)	593
Floating Rate	185,236	2,059	(4,079)	(2,020)
High Income	577,146	20,424	(3,268)	17,156
California Municipal Income	56,600	1,056	(352)	704
Global Low Duration	126,873	754	(611)	143
Global Fixed Income	133,047	2,340	(2,035)	305
Emerging Markets Bond	1,223,224	45,629	(19,751)	25,878
Emerging Markets Local Bond	160,681	5,930	(14,357)	(8,427)
Emerging Markets Corporate Bond	40,123	1,524	(342)	1,182
Equity Income	781,002	130,175	(8,864)	121,311

118 Payden Mutual Funds

6. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and have determined that no other events have occurred that require disclosure.

Semi-Annual Report 119

For the share outstanding for the periods ended April 30, 2017 (Unaudited) and October 31st

	Payden Cash Reserves Money Market Fund
	2017		2016	2015	2014		2013
Net asset value — beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00

Income from investment activities:
Net investment income	0.00		0.00 (1)	0.00 (1)	0.00	(1)	0.00	(1)
Net realized and unrealized gains (losses)	0.00		0.00 (1)	0.00 (1)	0.00	(1)	0.00	(1)

Total from investment activities	0.00		0.00	0.00	0.00		0.00

Distributions to shareholders:
From net investment income	0.00	(1)	0.00 (1)	0.00 (1)	0.00	(1)	(0.00	)(1)
Return of capital	—		—	—	0.00	(1)	(0.00	)(1)

Total distributions to shareholders	0.00		0.00	0.00	0.00		0.00

Net asset value — end of period	$1.00		$1.00	$1.00	$1.00		$1.00

Total return	0.15	%(2)	0.09%	0.01%	0.01%		0.02%

Ratios/supplemental data:
Net assets, end of period (000s)	$469,563		$551,064	$392,391	$490,666		$498,417
Ratio of gross expense to average net assets	0.38	%(3)	0.37%	0.39%	0.37%		0.37%
Ratio of net expense to average net assets	0.25	%(3)	0.24%	0.09%	0.08%		0.10%
Ratio of investment income less gross expenses to average net assets	0.17	%(3)	(0.04)%	(0.29)%	(0.28)%		(0.26)%
Ratio of net investment income to average net assets	0.30	%(3)	0.10%	0.01%	0.01%		0.01%
Portfolio turnover rate	n/a		n/a	n/a	n/a		n/a
The Fund commenced operations on December 17, 1997.

	Payden Limited Maturity Fund
	2017		2016	2015	2014		2013
Net asset value — beginning of period	$9.46		$9.42	$9.47	$9.47		$9.48

Income (loss) from investment activities:
Net investment income	0.05		0.08	0.06	0.07		0.05
Net realized and unrealized gains (losses)	0.01		0.04	(0.04)	(0.00	)(1)	(0.00	)(1)

Total from investment activities	0.06		0.12	0.02	0.07		0.05

Distributions to shareholders:
From net investment income	(0.05)		(0.07)	(0.04)	(0.07)		(0.04)
Return of capital	—		(0.01)	(0.03)	—		(0.02)

Total distributions to shareholders	(0.05)		(0.08)	(0.07)	(0.07)		(0.06)

Net asset value — end of period	$9.47		$9.46	$9.42	$9.47		$9.47

Total return	0.63	%(2)	1.31%	0.20%	0.78%		0.56%

Ratios/supplemental data:
Net assets, end of period (000s)	$582,307		$463,149	$422,996	$318,671		$258,282
Ratio of gross expense to average net assets	0.57	%(3)	0.57%	0.57%	0.57%		0.55%
Ratio of net expense to average net assets	0.25	%(3)	0.26%	0.31%	0.35%		0.40%
Ratio of investment income less gross expenses to average net assets	0.85	%(3)	0.57%	0.31%	0.59%		0.44%
Ratio of net investment income to average net assets	1.17	%(3)	0.88%	0.57%	0.81%		0.59%
Portfolio turnover rate	30	%(2)	39%	39%	59%		124%

The Fund commenced operations on April 29, 1994.

(1)	Amount is less than $0.005

(2)	Not annualized

(3)	Annualized.

See notes to financial statements.

120   Payden Mutual Funds

	Payden Low Duration Fund
	2017		2016	2015		2014		2013
Net asset value — beginning of period	$10.10		$10.05	$10.15		$10.15		$10.23

Income (loss) from investment activities:
Net investment income	0.07		0.12	0.11		0.12		0.14
Net realized and unrealized gains (losses)	(0.02)		0.05	(0.06)		(0.00	)(1)	(0.07)

Total from investment activities	0.05		0.17	0.05		0.12		0.07

Distributions to shareholders:
From net investment income	(0.06)		(0.11)	(0.11)		(0.12)		(0.13)
From net realized gains	—		—	(0.04)		—		—
Return of capital	—		(0.01)	(0.00	)(1)	—		(0.02)

Total distributions to shareholders	(0.06)		(0.12)	(0.15)		(0.12)		(0.15)

Net asset value — end of period	$10.09		$10.10	$10.05		$10.15		$10.15

Total return	0.55	%(2)	1.74%	0.50%		1.14%		0.68%

Ratios/supplemental data:
Net assets, end of period (000s)	$1,026,727		$800,892	$820,662		$833,205		$848,866
Ratio of gross expense to average net assets	0.60	%(3)	0.57%	0.57%		0.55%		0.55%
Ratio of net expense to average net assets	0.48	%(3)	0.45%	0.47%		0.48%		0.51%
Ratio of investment income less gross expenses to average net assets	1.43	%(3)	1.13%	1.02%		1.06%		1.22%
Ratio of net investment income to average net assets	1.55	%(3)	1.24%	1.12%		1.13%		1.26%
Portfolio turnover rate	42	%(2)	41%	31%		45%		90%
The Fund commenced operations on December 31, 1993.

	Payden U.S. Government Fund - Adviser Class
	2017		2016	2015		2014		2013
Net asset value — beginning of period	$10.62		$10.63	$10.68		$10.67		$10.99

Income (loss) from investment activities:
Net investment income	0.03	(4)	0.13 (4)	0.06	(4)	0.05	(4)	0.07
Net realized and unrealized gains (losses)	(0.09)		0.01	0.02		0.08		(0.18)

Total from investment activities	(0.06)		0.14	0.08		0.13		(0.11)

Distributions to shareholders:
From net investment income	(0.07)		(0.15)	(0.13)		(0.12)		(0.16)
From net realized gains	—		—	—		—		(0.05)
Return of capital	—		—	—		—		(0.00	)(1)

Total distributions to shareholders	(0.07)		(0.15)	(0.13)		(0.12)		(0.21)

Net asset value — end of period	$10.49		$10.62	$10.63		$10.68		$10.67

Total return	(0.55	)%(2)	1.30%	0.76%		1.27%		(1.01)%

Ratios/supplemental data:
Net assets, end of period (000s)	$322		$363	$1,676		$385		$1,205
Ratio of gross expense to average net assets	0.82	%(3)	0.83%	0.84%		0.84%		0.84%
Ratio of net expense to average net assets	0.70	%(3)	0.70%	0.70%		0.70%		0.70%
Ratio of investment income less gross expenses to average net assets	0.63	%(3)	1.06%	0.44%		0.35%		0.42%
Ratio of net investment income to average net assets	0.25	%(3)	1.19%	0.59%		0.49%		0.56%
Portfolio turnover rate	7	%(2)	35%	32%		27%		43%

The Class commenced operations on November 2, 2009.

(1)	Amount is less than $0.005

(2)	Not annualized

(3)	Annualized.

(4)	Based on average shares outstanding.

See notes to financial statements.

Semi-Annual Report    121

	Payden U.S. Government Fund - Investor Class
	2017		2016	2015	2014	2013
Net asset value — beginning of period	$10.61		$10.63	$10.68	$10.67	$10.98

Income (loss) from investment activities:
Net investment income	0.05	(1)	0.10 (1)	0.09 (1)	0.08 (1)	0.08
Net realized and unrealized gains (losses)	(0.10)		0.05	0.02	0.08	(0.15)

Total from investment activities	(0.05)		0.15	0.11	0.16	(0.07)

Distributions to shareholders:
From net investment income	(0.08)		(0.17)	(0.16)	(0.15)	(0.19)
From net realized gains	—		—	—	—	(0.05)
Return of capital	—		—	—	—	(0.00	)(2)

Total distributions to shareholders	(0.08)		(0.17)	(0.16)	(0.15)	(0.24)

Net asset value — end of period	$10.48		$10.61	$10.63	$10.68	$10.67

Total return	(0.42	)%(3)	1.46%	1.01%	1.52%	(0.67)%

Ratios/supplemental data:
Net assets, end of period (000s)	$136,303		$137,581	$133,420	$130,508	$130,624
Ratio of gross expense to average net assets	0.57	%(4)	0.58%	0.59%	0.59%	0.58%
Ratio of net expense to average net assets	0.45	%(4)	0.45%	0.45%	0.45%	0.45%
Ratio of investment income less gross expenses to average net assets	0.88	%(4)	0.81%	0.69%	0.60%	0.66%
Ratio of net investment income to average net assets	0.38	%(4)	0.94%	0.82%	0.74%	0.79%
Portfolio turnover rate	7	%(3)	35%	32%	27%	43%
The Fund commenced operations on January 3, 1995.

	Payden GNMA Fund - Adviser Class
	2017		2016	2015	2014	2013
Net asset value — beginning of period	$9.79		$9.78	$9.94	$10.00	$10.80

Income (loss) from investment activities:
Net investment income	0.05		0.10	0.13	0.11	0.03
Net realized and unrealized gains (losses)	(0.16)		0.19	0.05	0.22	(0.25)

Total from investment activities	(0.11)		0.29	0.18	0.33	(0.22)

Distributions to shareholders:
From net investment income	(0.13)		(0.28)	(0.34)	(0.39)	(0.34)
From net realized gains	—		—	—	—	(0.24)

Total distributions to shareholders	(0.13)		(0.28)	(0.34)	(0.39)	(0.58)

Net asset value — end of period	$9.55		$9.79	$9.78	$9.94	$10.00

Total return	(1.08	)%(3)	3.01%	1.80%	3.43%	(1.96)%

Ratios/supplemental data:
Net assets, end of period (000s)	$18,384		$22,331	$23,335	$23,876	$30,450
Ratio of gross expense to average net assets	0.95	%(4)	0.94%	0.92%	0.85%	0.93%
Ratio of net expense to average net assets	0.75	%(4)	0.75%	0.75%	0.75%	0.75%
Ratio of investment income less gross expenses to average net assets	0.98	%(4)	0.91%	1.11%	1.33%	1.13%
Ratio of net investment income to average net assets	1.17	%(4)	1.10%	1.29%	1.44%	1.31%
Portfolio turnover rate	10	%(3)	12%	15%	12%	19%

The Class commenced operations on November 2, 2009.

(1)  Based on average shares outstanding.

(2)  Amount is less than $0.005

(3)  Not annualized

(4)  Annualized.

See notes to financial statements.

122   Payden Mutual Funds

	Payden GNMA Fund - Investor Class
	2017		2016	2015	2014	2013
Net asset value — beginning of period	$9.80		$9.79	$9.95	$10.00	$10.80

Income (loss) from investment activities:
Net investment income	0.07		0.15	0.14	0.15	0.05
Net realized and unrealized gains (losses)	(0.16)		0.17	0.06	0.22	(0.24)

Total from investment activities	(0.09)		0.32	0.20	0.37	(0.19)

Distributions to shareholders:
From net investment income	(0.15)		(0.31)	(0.36)	(0.42)	(0.37)
From net realized gains	—		—	—	—	(0.24)

Total distributions to shareholders	(0.15)		(0.31)	(0.36)	(0.42)	(0.61)

Net asset value — end of period	$9.56		$9.80	$9.79	$9.95	$10.00

Total return	(0.95	)%(1)	3.26%	2.06%	3.79%	(1.80)%

Ratios/supplemental data:
Net assets, end of period (000s)	$237,647		$272,657	$255,273	$281,473	$371,593
Ratio of gross expense to average net assets	0.70	%(2)	0.69%	0.67%	0.61%	0.68%
Ratio of net expense to average net assets	0.50	%(2)	0.50%	0.50%	0.50%	0.50%
Ratio of investment income less gross expenses to average net assets	1.23	%(2)	1.16%	1.36%	1.58%	1.38%
Ratio of net investment income to average net assets	1.42	%(2)	1.35%	1.53%	1.68%	1.56%
Portfolio turnover rate	10	%(1)	12%	15%	12%	19%
The Fund commenced operations on August 27, 1999.

	Payden Core Bond Fund - Adviser Class
	2017		2016	2015	2014	2013
Net asset value — beginning of period	$10.83		$10.62	$10.80	$10.65	$11.04

Income (loss) from investment activities:
Net investment income	0.13	(3)	0.25 (3)	0.23 (3)	0.26 (3)	0.26	(3)
Net realized and unrealized gains (losses)	(0.10)		0.25	(0.07)	0.27	(0.31)

Total from investment activities	0.03		0.50	0.16	0.53	(0.05)

Distributions to shareholders:
From net investment income	(0.17)		(0.28)	(0.26)	(0.29)	(0.33)
From net realized gains	(0.08)		(0.01)	(0.08)	(0.09)	(0.01)
Return of capital	—		—	—	—	—

Total distributions to shareholders	(0.25)		(0.29)	(0.34)	(0.38)	(0.34)

Net asset value — end of period	$10.61		$10.83	$10.62	$10.80	$10.65

Total return	0.31	%(1)	4.83%	1.49%	5.06%	(0.54)%

Ratios/supplemental data:
Net assets, end of period (000s)	$24,681		$25,801	$24,314	$5,457	$321
Ratio of gross expense to average net assets	0.78	%(2)	0.79%	0.79%	0.78%	0.78%
Ratio of net expense to average net assets	0.78	%(2)	0.79%	0.79%	0.78%	0.78%
Ratio of investment income less gross expenses to average net assets	2.51	%(2)	2.32%	2.05%	2.40%	2.41%
Ratio of net investment income to average net assets	2.51	%(2)	2.32%	2.05%	2.40%	2.41%
Portfolio turnover rate	44	%(1)	57%	31%	49%	511	%(4)

The Class commenced operations on November 2, 2009.

(1)	Not annualized

(2)	Annualized.

(3)	Based on average shares outstanding.

(4)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 101%.

See notes to financial statements.

Semi-Annual Report    123

	Payden Core Bond Fund - Investor Class
	2017		2016	2015	2014	2013
Net asset value — beginning of period	$10.85		$10.64	$10.82	$10.67	$11.06

Income (loss) from investment activities:
Net investment income	0.14	(1)	0.28 (1)	0.25 (1)	0.28 (1)	0.29	(1)
Net realized and unrealized gains (losses)	(0.10)		0.25	(0.07)	0.28	(0.32)

Total from investment activities	0.04		0.53	0.18	0.56	(0.03)

Distributions to shareholders:
From net investment income	(0.18)		(0.31)	(0.28)	(0.32)	(0.35)
From net realized gains	(0.08)		(0.01)	(0.08)	(0.09)	(0.01)

Total distributions to shareholders	(0.26)		(0.32)	(0.36)	(0.41)	(0.36)

Net asset value — end of period	$10.63		$10.85	$10.64	$10.82	$10.67

Total return	0.42	%(2)	5.07%	1.73%	5.34%	(0.28)%

Ratios/supplemental data:
Net assets, end of period (000s)	$680,951		$735,916	$660,835	$593,724	$587,658
Ratio of gross expense to average net assets	0.53	%(3)	0.54%	0.54%	0.53%	0.52%
Ratio of net expense to average net assets	0.53	%(3)	0.54%	0.54%	0.53%	0.52%
Ratio of investment income less gross expenses to average net assets	2.76	%(3)	2.57%	2.30%	2.65%	2.66%
Ratio of net investment income to average net assets	2.76	%(3)	2.57%	2.30%	2.65%	2.66%
Portfolio turnover rate	44	%(2)	57%	31%	49%	511	%(4)
The Fund commenced operations on December 31, 1993.

	Payden Corporate Bond Fund
	2017		2016	2015	2014	2013
Net asset value — beginning of period	$11.37		$10.97	$11.37	$11.05	$11.60

Income (loss) from investment activities:
Net investment income	0.18		0.34	0.35	0.39	0.38
Net realized and unrealized gains (losses)	(0.02)		0.53	(0.11)	0.50	(0.36)

Total from investment activities	0.16		0.87	0.24	0.89	0.02

Distributions to shareholders:
From net investment income	(0.19)		(0.34)	(0.34)	(0.41)	(0.37)
From net realized gains	(0.24)		(0.13)	(0.30)	(0.16)	(0.20)

Total distributions to shareholders	(0.43)		(0.47)	(0.64)	(0.57)	(0.57)

Net asset value — end of period	$11.10		$11.37	$10.97	$11.37	$11.05

Total return	1.54	%(2)	8.18%	2.26%	8.31%	0.17%

Ratios/supplemental data:
Net assets, end of period (000s)	$156,553		$140,468	$71,542	$69,646	$66,279
Ratio of gross expense to average net assets	0.74	%(3)	0.74%	0.78%	0.79%	0.82%
Ratio of net expense to average net assets	0.65	%(3)	0.65%	0.65%	0.65%	0.65%
Ratio of investment income less gross expenses to average net assets	3.32	%(3)	3.04%	3.08%	3.42%	3.29%
Ratio of net investment income to average net assets	3.41	%(3)	3.13%	3.21%	3.56%	3.46%
Portfolio turnover rate	50	%(2)	145%	112%	104%	273	%(5)

The Fund commenced operations on March 12, 2009.

(1)	Based on average shares outstanding.

(2)	Not annualized

(3)	Annualized.

(4)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 101%.

(5)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 123%.

See notes to financial statements.

124   Payden Mutual Funds

	Payden Strategic Income Fund — Adviser Class
	2017		2016	2015		2014
Net asset value — beginning of period	$10.10		$9.94	$9.98		$10.00

Income from investment activities:
Net investment income	0.15		0.20	0.18		0.08
Net realized and unrealized gains (losses)	(0.04)		0.16	(0.00	)(1)	(0.01)

Total from investment activities	0.11		0.36	0.18		0.07

Distributions to shareholders:
From net investment income	(0.15)		(0.20)	(0.19)		(0.09)
From net realized gains	(0.01)		—	(0.02)		—
Return of capital	—		—	(0.01)		—

Total distributions to shareholders	(0.16)		(0.20)	(0.22)		(0.09)

Net asset value — end of period	$10.05		$10.10	$9.94		$9.98

Total return	1.15	%(2)	3.64%	1.83%		0.73	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$1,340		$5,781	$6,797		$2,932
Ratio of gross expense to average net assets	1.15	%(3)	1.13%	1.16%		1.40	%(3)
Ratio of net expense to average net assets	1.04	%(3)	1.05%	1.05%		1.05	%(3)
Ratio of investment income less gross expenses to average net assets	2.36	%(3)	1.89%	1.81%		1.89	%(3)
Ratio of net investment income to average net assets	2.47	%(3)	1.97%	1.92%		2.19	%(3)
Portfolio turnover rate	38	%(2)	52%	30%		17	%(2)
The Fund commenced operations on May 8, 2014.

	Payden Strategic Income Fund — Investor Class
	2017		2016	2015		2014
Net asset value — beginning of period	$10.12		$9.96	$10.00		$10.00

Income from investment activities:
Net investment income	0.14		0.22	0.22		(0.09)
Net realized and unrealized gains (losses)	(0.03)		0.16	(0.01)		’(0.00	)(1)

Total from investment activities	0.11		0.38	0.21		(0.09)

Distributions to shareholders:
From net investment income	(0.16)		(0.22)	(0.22)		(0.09)
From net realized gains	(0.01)		—	(0.02)		—
Return of capital	—		—	(0.01)		—

Total distributions to shareholders	(0.17)		(0.22)	(0.25)		(0.09)

Net asset value — end of period	$10.06		$10.12	$9.96		$10.00

Total return	1.20	%(2)	3.90%	2.08%		0.94	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$117,189		$150,106	$108,789		$55,453
Ratio of gross expense to average net assets	0.90	%(3)	0.88%	0.90%		1.20	%(3)
Ratio of net expense to average net assets	0.79	%(3)	0.80%	0.80%		0.80	%(3)
Ratio of investment income less gross expenses to average net assets	2.61	%(3)	2.14%	2.06%		1.79	%(3)
Ratio of net investment income to average net assets	2.72	%(3)	2.22%	2.17%		2.19	%(3)
Portfolio turnover rate	38	%(2)	52%	30%		17	%(2)

The Fund commenced operations on May 8, 2014.

(1)	Amount is less than $0.005

(2)	Not annualized

(3)	Annualized.

See notes to financial statements.

Semi-Annual Report    125

	Payden Strategic Income Fund — SI Class
	2017		2016	2015		2014
Net asset value — beginning of period	$10.12		$9.96	$9.99		$10.00

Income from investment activities:
Net investment income	0.17		0.25	0.23		0.09
Net realized and unrealized gains (losses)	(0.04)		0.15	0.00		(0.00	)(1)

Total from investment activities	0.13		0.40	0.23		0.09

Distributions to shareholders:
From net investment income	(0.17)		(0.24)	(0.23)		(0.10)
From net realized gains	(0.01)		—	(0.02)		—
Return of capital	—		—	(0.01)		—

Total distributions to shareholders	(0.18)		(0.24)	(0.26)		(0.10)

Net asset value — end of period	$10.07		$10.12	$9.96		$9.99

Total return	1.36	%(2)	4.03%	2.32%		0.93	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$31,161		$30,764	$37,766		$32,682
Ratio of gross expense to average net assets	0.89	%(3)	0.89%	0.90%		1.17	%(3)
Ratio of net expense to average net assets	0.65	%(3)	0.65%	0.65%		0.65	%(3)
Ratio of investment income less gross expenses to average net assets	2.61	%(3)	2.15%	2.06%		1.87	%(3)
Ratio of net investment income to average net assets	2.86	%(3)	2.39%	2.31%		2.39	%(3)
Portfolio turnover rate	38	%(2)	52%	30%		17	%(2)
The Fund commenced operations on May 8, 2014.

	Payden Absolute Return Bond Fund — Advisor Class
	2017		2016	2015
Net asset value — beginning of period	$10.00		$9.93	$10.00

Income (loss) from investment activities:
Net investment income	0.10		0.26	0.16	(4)
Net realized and unrealized gains (losses)	0.03		0.04	(0.07)

Total from investment activities	0.13		0.30	0.09

Distributions to shareholders:
From net investment income	(0.11)		(0.23)	(0.16)

Total distributions to shareholders	(0.11)		(0.23)	(0.16)

Net asset value — end of period	$10.02		$10.00	$9.93

Total return	1.31	%(2)	3.07%	0.86%

Ratios/supplemental data:
Net assets, end of period (000s)	$75		$45	$36
Ratio of gross expense to average net assets	1.19	%(3)	1.22%	1.42	%(3)
Ratio of net expense to average net assets	0.95	%(3)	0.95%	0.95	%(3)
Ratio of investment income less gross expenses to average net assets	1.66	%(3)	2.20%	1.20	%(3)
Ratio of net investment income to average net assets	1.90	%(3)	2.48%	1.67	%(3)
Portfolio turnover rate	51	%(2)	47%	64	%(2)

The Fund commenced operations on November 6, 2014.

(1)  Amount is less than $0.005

(2)  Not annualized

(3)  Annualized.

(4)  Based on average shares outstanding.

See notes to financial statements.

126   Payden Mutual Funds

	Payden Absolute Return Bond Fund — Investor Class
	2017		2016	2015
Net asset value — beginning of period	$9.99		$9.92	$10.00

Income (loss) from investment activities:
Net investment income	0.11		0.27	0.17	(1)
Net realized and unrealized gains (losses)	0.03		0.05	(0.07)

Total from investment activities	0.14		0.32	0.10

Distributions to shareholders:
From net investment income	(0.12)		(0.25)	(0.18)

Total distributions to shareholders	(0.12)		(0.25)	(0.18)

Net asset value — end of period	$10.01		$9.99	$9.92

Total return	1.43	%(2)	3.32%	0.97%

Ratios/supplemental data:
Net assets, end of period (000s)	$63,034		$63,996	$42,121
Ratio of gross expense to average net assets	0.94	%(3)	0.97%	1.17	%(3)
Ratio of net expense to average net assets	0.70	%(3)	0.70%	0.70	%(3)
Ratio of investment income less gross expenses to average net assets	1.91	%(3)	2.45%	1.45	%(3)
Ratio of net investment income to average net assets	2.15	%(3)	2.73%	1.92	%(3)
Portfolio turnover rate	51	%(2)	47%	64	%(2)

The Fund commenced operations on November 6, 2014.

	Payden Absolute Return Bond Fund — SI Class
	2017		2016	2015
Net asset value — beginning of period	$10.00		$9.93	$10.00

Income (loss) from investment activities:
Net investment income	0.13		0.33	0.19	(1)
Net realized and unrealized gains (losses)	0.02		0.01	(0.07)

Total from investment activities	0.15		0.34	0.12

Distributions to shareholders:
From net investment income	(0.13)		(0.27)	(0.19)

Total distributions to shareholders	(0.13)		(0.27)	(0.19)

Net asset value — end of period	$10.02		$10.00	$9.93

Total return	1.51	%(2)	3.47%	1.20%

Ratios/supplemental data:
Net assets, end of period (000s)	$16,690		$13,055	$18,830
Ratio of gross expense to average net assets	0.94	%(3)	0.99%	1.17	%(3)
Ratio of net expense to average net assets	0.55	%(3)	0.55%	0.55	%(3)
Ratio of investment income less gross expenses to average net assets	1.88	%(3)	2.43%	1.32	%(3)
Ratio of net investment income to average net assets	2.27	%(3)	2.86%	1.94	%(3)
Portfolio turnover rate	51	%(2)	47%	64	%(2)

The Fund commenced operations on November 6, 2014.

(1)	Based on average shares outstanding.

(2)	Not annualized

(3)	Annualized.

See notes to financial statements.

Semi-Annual Report    127

	Payden Floating Rate Fund — Adviser Class
	2017		2016	2015	2014
Net asset value — beginning of period	$10.00		$9.90	$9.97	$10.00

Income from investment activities:
Net investment income	0.13		0.29	0.27	0.24
Net realized and unrealized gains (losses)	0.06		0.13	(0.03)	(0.03)

Total from investment activities	0.19		0.42	0.24	0.21

Distributions to shareholders:
From net investment income	(0.16)		(0.32)	(0.28)	(0.24)
From net realized gains	—		—	(0.03)	—

Total distributions to shareholders	(0.16)		(0.32)	(0.31)	(0.24)

Net asset value — end of period	$10.03		$10.00	$9.90	$9.97

Total return	1.94	%(1)	4.31%	2.48%	2.15	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$393		$282	$128	$40
Ratio of gross expense to average net assets	1.09	%(2)	1.10%	1.09%	1.14	%(2)
Ratio of net expense to average net assets	1.00	%(2)	1.00%	1.00%	0.99	%(2)
Ratio of investment income less gross expenses to average net assets	3.00	%(2)	3.24%	2.75%	2.77	%(2)
Ratio of net investment income to average net assets	3.09	%(2)	3.33%	2.84%	2.92	%(2)
Portfolio turnover rate	59	%(1)	41%	39%	18	%(1)
The Class commenced operations on November 11, 2013.

	Payden Floating Rate Fund — Investor Class
	2017		2016	2015	2014
Net asset value — beginning of period	$9.99		$9.89	$9.97	$10.00

Income from investment activities:
Net investment income	0.18		0.34	0.32	0.27
Net realized and unrealized gains (losses)	0.02		0.10	(0.06)	(0.03)

Total from investment activities	0.20		0.44	0.26	0.24

Distributions to shareholders:
From net investment income	(0.17)		(0.34)	(0.31)	(0.27)
From net realized gains.	—		—	(0.03)	—

Total distributions to shareholders	(0.17)		(0.34)	(0.34)	(0.27)

Net asset value — end of period	$10.02		$9.99	$9.89	$9.97

Total return	2.04	%(1)	4.59%	2.64%	2.39	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$45,310		$64,649	$42,478	$46,586
Ratio of gross expense to average net assets	0.84	%(2)	0.85%	0.84%	0.90	%(2)
Ratio of net expense to average net assets	0.75	%(2)	0.75%	0.75%	0.75	%(2)
Ratio of investment income less gross expenses to average net assets	3.30	%(2)	3.38%	3.00%	3.03	%(2)
Ratio of net investment income to average net assets	3.39	%(2)	3.47%	3.09%	3.17	%(2)
Portfolio turnover rate	59	%(1)	41%	39%	18	%(1)

The Fund commenced operations on November 11, 2013.

(1)	Not annualized

(2)	Annualized.

See notes to financial statements.

128   Payden Mutual Funds

	Payden Floating Rate Fund — SI Class
	2017		2016	2015	2014
Net asset value — beginning of period	$10.00		$9.90	$9.98	$10.00

Income from investment activities:
Net investment income	0.18		0.35	0.32	0.28
Net realized and unrealized gains (losses)	0.03		0.10	(0.05)	(0.02)

Total from investment activities	0.21		0.45	0.27	0.26

Distributions to shareholders:
From net investment income	(0.18)		(0.35)	(0.32)	(0.28)
From net realized gains	—		—	(0.03)	—

Total distributions to shareholders	(0.18)		(0.35)	(0.35)	(0.28)

Net asset value — end of period	$10.03		$10.00	$9.90	$9.98

Total return	2.21	%(1)	4.58%	2.74%	2.59	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$130,890		$122,809	$124,006	$119,799
Ratio of gross expense to average net assets	0.84	%(2)	0.85%	0.84%	0.89	%(2)
Ratio of net expense to average net assets	0.65	%(2)	0.65%	0.65%	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	3.29	%(2)	3.38%	3.01%	2.93	%(2)
Ratio of net investment income to average net assets	3.48	%(2)	3.58%	3.20%	3.18	%(2)
Portfolio turnover rate	59	%(1)	41%	39%	18	%(1)
The Fund commenced operations on November 11, 2013.

	Payden High Income Fund - Adviser Class
	2017		2016	2015	2014		2013
Net asset value — beginning of period	$6.49		$6.42	$7.08	$7.28		$7.29

Income (loss) from investment activities:
Net investment income	0.17		0.32	0.31	0.39		0.46
Net realized and unrealized gains (losses)	0.08		0.07	(0.37)	(0.01)		(0.06)

Total from investment activities	0.25		0.39	(0.06)	0.38		0.40

Distributions to shareholders:
From net investment income	(0.17)		(0.32)	(0.34)	(0.38)		(0.41)
From net realized gains	—		—	(0.26)	(0.20)		—
Return of capital	—		—	—	—		—

Total distributions to shareholders	(0.17)		(0.32)	(0.60)	(0.58)		(0.41)

Net asset value — end of period	$6.57		$6.49	$6.42	$7.08		$7.28

Total return	3.83	%(1)	6.23%	(0.76)%	5.45%		5.56%

Ratios/supplemental data:
Net assets, end of period (000s)	$11,711		$24,206	$19,879	$3,968		$4,884
Ratio of gross expense to average net assets	0.91	%(2)	0.91%	0.92%	0.91%		0.91%
Ratio of net expense to average net assets	0.91	%(2)	0.91%	0.92%	0.91%		0.91%
Ratio of investment income less gross expenses to average net assets	4.61	%(2)	4.91%	4.98%	5.29%		5.79%
Ratio of net investment income to average net assets	4.61	%(2)	4.91%	4.98%	5.29%		5.79%
Portfolio turnover rate	31	%(1)	44%	32%	42%		25%

The Class commenced operations on November 2, 2009.

(1)	Not annualized

(2)	Annualized.

See notes to financial statements.

Semi-Annual Report    129

	Payden High Income Fund - Investor Class
	2017		2016	2015	2014		2013
Net asset value — beginning of period	$6.46		$6.40	$7.08	$7.28		$7.29

Income (loss) from investment activities:
Net investment income	0.16		0.33	0.36	0.40		0.44
Net realized and unrealized gains (losses)	0.09		0.06	(0.42)	(0.00	)(1)	(0.03)

Total from investment activities	0.25		0.39	(0.06)	0.40		0.41

Distributions to shareholders:
From net investment income	(0.17)		(0.33)	(0.36)	(0.40)		(0.42)
From net realized gains	—		—	(0.26)	(0.20)		—
Return of capital	—		—	—	—		—

Total distributions to shareholders	(0.17)		(0.33)	(0.62)	(0.60)		(0.42)

Net asset value — end of period	$6.54		$6.46	$6.40	$7.08		$7.28

Total return	3.98	%(2)	6.33%	(0.79)%	5.75%		5.82%

Ratios/supplemental data:
Net assets, end of period (000s)	$548,596		$587,215	$603,937	$734,666		$892,360
Ratio of gross expense to average net assets	0.66	%(3)	0.66%	0.67%	0.66%		0.66%
Ratio of net expense to average net assets	0.66	%(3)	0.66%	0.67%	0.66%		0.66%
Ratio of investment income less gross expenses to average net assets	5.16	%(3)	5.16%	5.29%	5.54%		6.05%
Ratio of net investment income to average net assets	5.16	%(3)	5.16%	5.29%	5.54%		6.05%
Portfolio turnover rate	31	%(2)	44%	32%	42%		25%
The Fund commenced operations on December 30, 1997.

	Payden California Municipal Income Fund
	2017		2016	2015	2014		2013
Net asset value — beginning of period	$10.41		$10.39	$10.50	$10.27		$10.63

Income (loss) from investment activities:
Net investment income	0.09		0.19	0.23	0.24		0.25
Net realized and unrealized gains (losses)	(0.17)		0.14	(0.03)	0.29		(0.24)

Total from investment activities	(0.08)		0.33	0.20	0.53		0.01

Distributions to shareholders:
From net investment income	(0.09)		(0.19)	(0.23)	(0.24)		(0.25)
From net realized gains	(0.16)		(0.12)	(0.08)	(0.06)		(0.12)

Total distributions to shareholders	(0.25)		(0.31)	(0.31)	(0.30)		(0.37)

Net asset value — end of period	$10.08		$10.41	$10.39	$10.50		$10.27

Total return	(0.69	)%(2)	3.22%	1.87%	5.27%		0.02%

Ratios/supplemental data:
Net assets, end of period (000s)	$56,965		$55,808	$45,938	$46,729		$43,305
Ratio of gross expense to average net assets	0.72	%(3)	0.71%	0.70%	0.70%		0.66%
Ratio of net expense to average net assets	0.54	%(3)	0.55%	0.55%	0.55%		0.55%
Ratio of investment income less gross expenses to average net assets	1.65	%(3)	1.62%	2.03%	2.18%		2.26%
Ratio of net investment income to average net assets	1.82	%(3)	1.78%	2.17%	2.33%		2.37%
Portfolio turnover rate	53	%(2)	57%	45%	48%		24%

The Fund commenced operations on December 17, 1998.

(1)	Amount is less than $0.005

(2)	Not annualized

(3)	Annualized.

See notes to financial statements.

130   Payden Mutual Funds

	Payden Global Low Duration Fund
	2017		2016	2015	2014	2013
Net asset value — beginning of period	$10.05		$10.01	$10.10	$10.08	$10.10

Income (loss) from investment activities:
Net investment income	0.07		0.11	0.12	0.12	0.14
Net realized and unrealized gains (losses)	(0.01)		0.05	(0.09)	0.02	(0.02)

Total from investment activities	0.06		0.16	0.03	0.14	0.12

Distributions to shareholders:
From net investment income	(0.06)		(0.09)	(0.02)	(0.12)	(0.13)
Return of capital	—		(0.03)	(0.10)	—	(0.01)

Total distributions to shareholders	(0.06)		(0.12)	(0.12)	(0.12)	(0.14)

Net asset value — end of period	$10.05		$10.05	$10.01	$10.10	$10.08

Total return	0.64	%(1)	1.61%	0.32%	1.43%	1.19%

Ratios/supplemental data:
Net assets, end of period (000s)	$123,954		$135,217	$130,344	$139,965	$113,046
Ratio of gross expense to average net assets	0.67	%(2)	0.66%	0.69%	0.69%	0.71%
Ratio of net expense to average net assets	0.55	%(2)	0.55%	0.55%	0.55%	0.60%
Ratio of investment income less gross expenses to average net assets	1.30	%(2)	1.02%	1.05%	1.11%	1.29%
Ratio of net investment income to average net assets	1.42	%(2)	1.14%	1.18%	1.25%	1.41%
Portfolio turnover rate	56	%(2)	41%	35%	54%	84%
The Fund commenced operations on September 18, 1996.

	Payden Global Fixed Income Fund
	2017		2016	2015	2014	2013
Net asset value — beginning of period	$9.04		$8.87	$8.84	$8.53	$8.70

Income (loss) from investment activities:
Net investment income	0.07		0.13	0.15	0.21	0.25
Net realized and unrealized gains (losses)	(0.03)		0.27	0.05	0.31	(0.19)

Total from investment activities	0.04		0.40	0.20	0.52	0.06

Distributions to shareholders:
From net investment income	(0.07)		(0.11)	(0.17)	(0.18)	(0.08)
From net realized gains	—		(0.10)	—	—	—
Return of capital	—		(0.02)	—	(0.03)	(0.15)

Total distributions to shareholders	(0.07)		(0.23)	(0.17)	(0.21)	(0.23)

Net asset value — end of period	$9.01		$9.04	$8.87	$8.84	$8.53

Total return	0.42	%(1)	4.68%	2.27%	6.20%	0.69%

Ratios/supplemental data:
Net assets, end of period (000s)	$128,751		$111,109	$80,293	$50,679	$39,921
Ratio of gross expense to average net assets	0.78	%(2)	0.80%	0.81%	0.90%	0.94%
Ratio of net expense to average net assets	0.65	%(2)	0.65%	0.66%	0.70%	0.71%
Ratio of investment income less gross expenses to average net assets	1.44	%(2)	1.39%	1.63%	2.30%	2.57%
Ratio of net investment income to average net assets	1.57	%(2)	1.55%	1.78%	2.50%	2.81%
Portfolio turnover rate	22	%(1)	76%	44%	55%	75%

The Fund commenced operations on September 1, 1992.

(1)	Not annualized

(2)	Annualized.

See notes to financial statements.

Semi-Annual Report    131

	Payden Emerging Markets Bond Fund - Adviser Class
	2017		2016	2015	2014	2013
Net asset value — beginning of period	$13.96		$13.10	$14.14	$13.90	$15.45

Income (loss) from investment activities:
Net investment income	0.36		0.66	0.63	0.70	0.76
Net realized and unrealized gains (losses)	0.02		0.92	(1.04)	0.29	(1.27)

Total from investment activities	0.38		1.58	(0.41)	0.99	(0.51)

Distributions to shareholders:
From net investment income	(0.36)		(0.72)	(0.63)	(0.60)	(0.79)
From net realized gains	—		—	—	(0.05)	(0.25)
Return of capital	—		—	—	(0.10)	—

Total distributions to shareholders	(0.36)		(0.72)	(0.63)	(0.75)	(1.04)

Net asset value — end of period	$13.98		$13.96	$13.10	$14.14	$13.90

Total return	2.81	%(1)	12.46%	(2.94)%	7.32%	(3.54)%

Ratios/supplemental data:
Net assets, end of period (000s)	$104,601		$76,182	$29,481	$21,754	$20,133
Ratio of gross expense to average net assets	1.00	%(2)	1.00%	1.01%	1.03%	1.01%
Ratio of net expense to average net assets	1.00	%(2)	1.00%	1.01%	1.03%	1.01%
Ratio of investment income less gross expenses to average net assets	5.34	%(2)	5.08%	4.73%	5.03%	5.14%
Ratio of net investment income to average net assets	5.34	%(2)	5.08%	4.73%	5.03%	5.14%
Portfolio turnover rate	24	%(1)	46%	54%	73%	95%
The Class commenced operations on November 2, 2009.

	Payden Emerging Markets Bond Fund - Investor Class
	2017		2016	2015	2014	2013
Net asset value — beginning of period	$13.95		$13.08	$14.11	$13.88	$15.42

Income (loss) from investment activities:
Net investment income	0.38		0.73	0.67	0.75	0.79
Net realized and unrealized gains (losses)	0.01		0.89	(1.04)	0.26	(1.26)

Total from investment activities	0.39		1.62	(0.37)	1.01	(0.47)

Distributions to shareholders:
From net investment income	(0.37)		(0.75)	(0.66)	(0.63)	(0.82)
From net realized gains	—		—	—	(0.05)	(0.25)
Return of capital	—		—	—	(0.10)	—

Total distributions to shareholders	(0.37)		(0.75)	(0.66)	(0.78)	(1.07)

Net asset value — end of period	$13.97		$13.95	$13.08	$14.11	$13.88

Total return	2.93	%(1)	12.75%	(2.65)%	7.53%	(3.25)%

Ratios/supplemental data:
Net assets, end of period (000s)	$455,493		$478,082	$416,408	$379,923	$463,873
Ratio of gross expense to average net assets	0.75	%(2)	0.75%	0.76%	0.78%	0.76%
Ratio of net expense to average net assets	0.75	%(2)	0.75%	0.76%	0.78%	0.76%
Ratio of investment income less gross expenses to average net assets	5.57	%(2)	5.45%	4.98%	5.29%	5.39%
Ratio of net investment income to average net assets	5.57	%(2)	5.45%	4.98%	5.29%	5.39%
Portfolio turnover rate	24	%(1)	46%	54%	73%	95%

The	Fund commenced operations on December 17, 1998.

(1)	Not annualized

(2)	Annualized.

(3)	Amount is less than $0.005

See notes to financial statements.

132   Payden Mutual Funds

	Payden Emerging Markets Bond Fund - SI Class
	2017		2016	2015	2014	2013
Net asset value — beginning of period	$13.93		$13.07	$14.10	$13.87	$15.42

Income from investment activities:
Net investment income	0.38		0.74	0.68	0.74	0.81
Net realized and unrealized gains (losses)	0.02		0.88	(1.04)	0.28	(1.27)

Total from investment activities	0.40		1.62	(0.36)	1.02	(0.46)

Distributions to shareholders:
From net investment income	(0.38)		(0.76)	(0.67)	(0.64)	(0.84)
From net realized gains	—		—	—	(0.05)	(0.25)
Return of capital	—		—	—	(0.10)	—

Total distributions to shareholders	(0.38)		(0.76)	(0.67)	(0.79)	(1.09)

Net asset value — end of period	$13.95		$13.93	$13.07	$14.10	$13.87

Total return	2.96	%(1)	12.76%	(2.58)%	7.64%	(3.23)%

Ratios/supplemental data:
Net assets, end of period (000s)	$642,341		$604,978	$518,220	$450,550	$399,432
Ratio of gross expense to average net assets	0.75	%(2)	0.75%	0.76%	0.77%	0.76%
Ratio of net expense to average net assets	0.69	%(2)	0.69%	0.69%	0.69%	0.69%
Ratio of investment income less gross expenses to average net assets	5.56	%(2)	5.46%	4.98%	5.28%	5.40%
Ratio of net investment income to average net assets	5.62	%(2)	5.52%	5.05%	5.35%	5.47%
Portfolio turnover rate	24	%(1)	46%	54%	73%	95%
The Class commenced operations on April 9, 2012.

	Payden Emerging Markets Local Bond Fund - Adviser Class
	2017		2016	2015	2014	2013
Net asset value — beginning of period	$6.95		$6.66	$8.47	$9.32	$10.24

Income from investment activities:
Net investment income	0.21		0.36	0.38	0.49	0.30
Net realized and unrealized gains (losses)	—	(3)	0.27	(1.82)	(0.87)	(0.74)

Total from investment activities	0.21		0.63	(1.44)	(0.38)	(0.44)

Distributions to shareholders:
From net investment income	(0.19)		—	—	—	(0.31)
Return of capital	—		(0.34)	(0.37)	(0.47)	(0.17)

Total distributions to shareholders	(0.19)		(0.34)	(0.37)	(0.47)	(0.48)

Proceeds from redemption fees
Net asset value — end of period	$6.97		$6.95	$6.66	$8.47	$9.32

Total return	3.09	%(1)	9.83%	(17.26)%	(4.09)%	(4.45)%

Ratios/supplemental data:
Net assets, end of period (000s)	$116		$123	$169	$398	$530
Ratio of gross expense to average net assets	1.20	%(2)	1.21%	1.23%	1.21%	1.16%
Ratio of net expense to average net assets	1.20	%(2)	1.23%	1.22%	1.21%	1.16%
Ratio of investment income less gross expenses to average net assets	6.25	%(2)	5.21%	5.01%	5.34%	5.07%
Ratio of net investment income to average net assets	6.25	%(2)	5.19%	5.03%	5.34%	5.07%
Portfolio turnover rate	32	%(1)	68%	106%	99%	114%

The Fund commenced operations November 2, 2011.

(1)	Not annualized

(2)	Annualized.

(3)	Amount is less than $0.005

See notes to financial statements.

Semi-Annual Report    133

	Payden Emerging Markets Local Bond Fund - Investor Class
	2017		2016	2015	2014		2013
Net asset value — beginning of period	$6.95		$6.66	$8.48	$9.33		$10.24

Income from investment activities:
Net investment income	0.18		0.37	0.40	0.51		0.52
Net realized and unrealized gains (losses)	—	(1)	0.28	(1.83)	(0.86)		(0.92)

Total from investment activities	0.18		0.65	(1.43)	(0.35)		(0.40)

Distributions to shareholders:
From net investment income	(0.16)		—	—	—		(0.32)
Return of capital	—		(0.36)	(0.39)	(0.50)		(0.19)

Total distributions to shareholders	(0.16)		(0.36)	(0.39)	(0.50)		(0.51)

Proceeds from redemption fees
Net asset value — end of period	$6.97		$6.95	$6.66	$8.48		$9.33

Total return	3.21	%(2)	10.11%	(17.16)%	(3.84)%		(4.12)%

Ratios/supplemental data:
Net assets, end of period (000s)	$159,067		$156,240	$125,970	$174,827		$248,377
Ratio of gross expense to average net assets	0.95	%(3)	0.96%	0.98%	0.96%		0.91%
Ratio of net expense to average net assets	0.95	%(3)	0.98%	0.97%	0.96%		0.91%
Ratio of investment income less gross expenses to average net assets	6.50	%(3)	5.46%	5.26%	5.59%		5.27%
Ratio of net investment income to average net assets	6.50	%(3)	5.44%	5.28%	5.59%		5.27%
Portfolio turnover rate	32	%(2)	68%	106%	99%		114%
The Fund commenced operations on November 2, 2011.

	Payden Emerging Markets Corporate Bond Fund - Adviser Class
	2017		2016	2015	2014
Net asset value — beginning of period	$10.11		$9.63	$10.40	$10.00

Income from investment activities:
Net investment income	0.20	(4)	0.38 (4)	0.53	0.39
Net realized and unrealized gains (losses)	0.09		0.49	(0.72)	0.41

Total from investment activities	0.29		0.87	(0.19)	0.80

Distributions to shareholders:
From net investment income	(0.21)		(0.39)	(0.40)	(0.40)
From net realized gains	—		—	(0.18)	—

Total distributions to shareholders	(0.21)		(0.39)	(0.58)	(0.40)

Net asset value — end of period	$10.19		$10.11	$9.63	$10.40

Total return	2.91	%(2)	9.20%	(1.94)%	8.17	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$85		$2,560	$15	$217
Ratio of gross expense to average net assets	1.57	%(3)	1.51%	1.58%	1.63	%(3)
Ratio of net expense to average net assets	1.20	%(3)	1.20%	1.20%	1.20	%(3)
Ratio of investment income less gross expenses to average net assets	3.65	%(3)	3.40%	3.71%	3.61	%(3)
Ratio of net investment income to average net assets	4.01	%(3)	3.71%	4.11%	4.04	%(3)
Portfolio turnover rate	28	%(2)	74%	93%	100	%(2)

The Fund commenced operations on November 11, 2013.

(1)	Amount is less than $0.005

(2)	Not annualized

(3)	Annualized.

(4)	Based on average shares outstanding.

See notes to financial statements.

134   Payden Mutual Funds

	Payden Emerging Markets Corporate Bond Fund — Investor Class
	2017		2016	2015	2014
Net asset value — beginning of period	$10.09		$9.62	$10.39	$10.00

Income from investment activities:
Net investment income	0.22	(1)	0.41 (1)	0.43	0.64
Net realized and unrealized gains (losses)	0.06		0.47	(0.59)	0.18

Total from investment activities	0.28		0.88	(0.16)	0.82

Distributions to shareholders:
From net investment income	(0.22)		(0.41)	(0.43)	(0.43)
From net realized gains	—		—	(0.18)	—

Total distributions to shareholders	(0.22)		(0.41)	(0.61)	(0.43)

Net asset value — end of period	$10.15		$10.09	$9.62	$10.39

Total return	2.82	%(2)	9.35%	(1.55)%	8.31	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$3,760		$3,655	$1,401	$1,522
Ratio of gross expense to average net assets	1.32	%(3)	1.33%	1.33%	1.42	%(3)
Ratio of net expense to average net assets	0.95	%(3)	0.95%	0.95%	0.94	%(3)
Ratio of investment income less gross expenses to average net assets	4.02	%(3)	3.77%	4.00%	3.90	%(3)
Ratio of net investment income to average net assets	4.39	%(3)	4.15%	4.39%	4.37	%(3)
Portfolio turnover rate	28	%(2)	74%	93%	100	%(2)
The Fund commenced operations on November 11, 2013.

	Payden Emerging Markets Corporate Bond Fund — SI Class
	2017		2016	2015	2014
Net asset value — beginning of period	$10.10		$9.63	$10.40	$10.00

Income from investment activities:
Net investment income	0.22	(1)	0.42 (1)	0.45	0.44
Net realized and unrealized gains (losses)	0.07		0.47	(0.60)	0.40

Total from investment activities	0.29		0.89	(0.15)	0.84

Distributions to shareholders:
From net investment income	(0.22)		(0.42)	(0.44)	(0.44)
From net realized gains	—		—	(0.18)	—

Total distributions to shareholders	(0.22)		(0.42)	(0.62)	(0.44)

Net asset value — end of period	$10.17		$10.10	$9.63	$10.40

Total return	2.97	%(2)	9.44%	(1.47)%	8.52	%(2)

Ratios/supplemental data:
Net assets, end of period (000s)	$35,804		$35,450	$34,600	$41,662
Ratio of gross expense to average net assets	1.32	%(3)	1.35%	1.33%	1.39	%(3)
Ratio of net expense to average net assets	0.85	%(3)	0.85%	0.85%	0.85	%(3)
Ratio of investment income less gross expenses to average net assets	4.02	%(3)	3.80%	4.01%	3.89	%(3)
Ratio of net investment income to average net assets	4.49	%(3)	4.29%	4.49%	4.43	%(3)
Portfolio turnover rate	28	%(2)	74%	93%	100	%(2)

The Fund commenced operations on November 11, 2013.

(1)	Based on average shares outstanding.

(2)	Not annualized

(3)	Annualized.

See notes to financial statements.

Semi-Annual Report    135

	Payden Equity Income Fund - Adviser Class
	2017		2016	2015	2014	2013
Net asset value — beginning of period	$14.69		$13.98	$14.40	$12.64	$11.12

Income from investment activities:
Net investment income	0.15		0.36	0.32	0.36	0.45
Net realized and unrealized gains	1.15		0.76	0.05	1.72	1.54

Total from investment activities	1.30		1.12	0.37	2.08	1.99

Distributions to shareholders:
From net investment income	(0.17)		(0.41)	(0.36)	(0.21)	(0.47)
From net realized gains	(0.08)		—	(0.43)	(0.11)	—

Total distributions to shareholders	(0.25)		(0.41)	(0.79)	(0.32)	(0.47)

Net asset value — end of period	$15.74		$14.69	$13.98	$14.40	$12.64

Total return	8.88	%(1)	8.06%	2.66%	16.66%	18.20%

Ratios/supplemental data:
Net assets, end of period (000s)	$16,741		$8,313	$4,567	$4,742	$4,274
Ratio of gross expense to average net assets	1.02	%(2)	1.02%	1.05%	1.08%	1.13%
Ratio of net expense to average net assets	1.05	%(2)	1.05%	1.05%	1.05%	1.05%
Ratio of investment income less gross expenses to average net assets	2.15	%(2)	2.70%	2.29%	2.52%	3.68%
Ratio of net investment income to average net assets	2.12	%(2)	2.67%	2.27%	2.55%	3.76%
Portfolio turnover rate	16	%(1)	25%	48%	51%	86%
The Class commenced operations on December 1, 2011.

	Payden Equity Income Fund - Investor Class
	2017		2016	2015	2014	2013
Net asset value — beginning of period	$14.69		$13.97	$14.39	$12.64	$11.12

Income from investment activities:
Net investment income	0.19		0.38	0.35	0.38	0.48
Net realized and unrealized gains	1.13		0.78	0.05	1.72	1.54

Total from investment activities	1.32		1.16	0.40	2.10	2.02

Distributions to shareholders:
From net investment income	(0.18)		(0.44)	(0.39)	(0.24)	(0.50)
From net realized gains	(0.08)		—	(0.43)	(0.11)	—

Total distributions to shareholders	(0.26)		(0.44)	(0.82)	(0.35)	(0.50)

Net asset value — end of period	$15.75		$14.69	$13.97	$14.39	$12.64

Total return	9.04	%(1)	8.37%	2.90%	16.88%	18.51%

Ratios/supplemental data:
Net assets, end of period (000s)	$541,931		$479,460	$281,163	$275,222	$211,644
Ratio of gross expense to average net assets	0.77	%(2)	0.77%	0.80%	0.83%	0.87%
Ratio of net expense to average net assets	0.80	%(2)	0.80%	0.80%	0.80%	0.80%
Ratio of investment income less gross expenses to average net assets	2.52	%(2)	2.91%	2.54%	2.74%	3.91%
Ratio of net investment income to average net assets	2.50	%(2)	2.88%	2.53%	2.77%	3.99%
Portfolio turnover rate	16	%(1)	25%	48%	51%	86%
The Fund commenced operations on November 1, 1996.

(1)	Not annualized

(2)	Annualized.

See notes to financial statements.

136   Payden Mutual Funds

	Payden Equity Income Fund — SI Class
	2017		2016	2015	2014
Net asset value — beginning of period	$14.69		$13.97	$14.39	$13.92

Income from investment activities:
Net investment income	0.21		0.42	0.38	0.09
Net realized and unrealized gains	1.12		0.75	0.04	0.46

Total from investment activities	1.33		1.17	0.42	0.55

Distributions to shareholders:
From net investment income	(0.19)		(0.45)	(0.41)	(0.08)
From net realized gains	(0.08)		—	(0.43)	—

Total distributions to shareholders	(0.27)		(0.45)	(0.84)	(0.08)

Net asset value — end of period	$15.75		$14.69	$13.97	$14.39

Total return	9.10	%(1)	8.50%	3.04%	3.94	%(1)

Ratios/supplemental data:
Net assets, end of period (000s)	$338,211		$314,900	$277,634	$186,735
Ratio of gross expense to average net assets	0.77	%(2)	0.77%	0.79%	0.83	%(2)
Ratio of net expense to average net assets	0.65	%(2)	0.65%	0.65%	0.65	%(2)
Ratio of investment income less gross expenses to average net assets	2.55	%(2)	3.01%	2.51%	2.48	%(2)
Ratio of net investment income to average net assets	2.67	%(2)	3.13%	2.66%	2.64	%(2)
Portfolio turnover rate	16	%(1)	25%	48%	51	%(1)
The Class commenced operations on August 1, 2014.

(1)	Not annualized

(2)	Annualized.

See notes to financial statements.

Semi-Annual Report    137

Understanding Your Fund’s Expenses

Shareholders of mutual funds, incur two types of costs: transaction costs incurred from buying or selling fund shares and ongoing costs incurred from the funds daily operations. The table below is provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the six-month period ended April 30, 2017. It uses each Fund’s actual return and expense ratio for the period (181/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expense that you paid over the period, divide your beginning account value by 1,000 and multiply the quotient by the number in the Expenses Paid During the Period column.

	Value November 1, 2016	Value April 30, 2017	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,001.50	0.15%	0.25%	$1.24
Limited Maturity	1,000.00	1,006.30	0.63%	0.25%	1.24
Low Duration	1,000.00	1,005.50	0.55%	0.48%	2.39
U.S. Government Adviser Class	1,000.00	994.50	(0.55)%	0.70%	3.46
U.S. Government Investor Class	1,000.00	995.80	(0.42)%	0.45%	2.23
GNMA Adviser Class	1,000.00	989.20	(1.08)%	0.75%	3.70
GNMA Investor Class	1,000.00	990.50	(0.95)%	0.50%	2.47
Core Bond Adviser Class	1,000.00	1,005.40	0.54%	0.78%	3.88
Core Bond Investor Class	1,000.00	1,004.20	0.42%	0.53%	2.63
Corporate Bond	1,000.00	1,015.40	1.54%	0.65%	3.25
Strategic Income Adviser Class	1,000.00	1,011.50	1.15%	1.04%	5.19
Strategic Income Investor Class	1,000.00	1,012.00	1.20%	0.79%	3.94
Strategic Income SI Class	1,000.00	1,013.60	1.36%	0.65%	3.25
Absolute Return Bond Adviser Class	1,000.00	1,013.10	1.31%	0.95%	4.74
Absolute Return Bond Investor Class	1,000.00	1,014.30	1.43%	0.70%	3.50
Absolute Return Bond SI Class	1,000.00	1,015.10	1.51%	0.55%	2.75
Floating Rate Adviser Class	1,000.00	1,019.40	1.94%	1.00%	5.01
Floating Rate Investor Class	1,000.00	1,020.40	2.04%	0.75%	3.76
Floating Rate SI Class	1,000.00	1,022.10	2.21%	0.65%	3.26
High Income Adviser Class	1,000.00	1,038.30	3.83%	0.91%	4.60
High Income Investor Class	1,000.00	1,039.80	3.98%	0.66%	3.34
California Municipal Income	1,000.00	993.10	(0.69)%	0.54%	2.67
Global Low Duration	1,000.00	1,006.40	0.64%	0.55%	2.74
Global Fixed Income	1,000.00	1,004.20	0.42%	0.65%	3.23
Emerging Markets Bond Adviser Class	1,000.00	1,028.10	2.81%	1.00%	5.03
Emerging Markets Bond Investor Class	1,000.00	1,029.30	2.93%	0.75%	3.77
Emerging Markets Bond SI Class	1,000.00	1,029.60	2.96%	0.69%	3.47
Emerging Markets Local Bond Adviser Class	1,000.00	1,030.90	3.09%	1.20%	6.04
Emerging Markets Local Bond Investor Class	1,000.00	1,032.10	3.21%	0.95%	4.79
Emerging Markets Corporate Bond Adviser Class	1,000.00	1,029.10	2.91%	1.20%	6.04
Emerging Markets Corporate Bond Investor Class	1,000.00	1,028.20	2.82%	0.95%	4.78
Emerging Markets Corporate Bond SI Class	1,000.00	1,029.70	2.97%	0.85%	4.28
Equity Income Adviser Class	1,000.00	1,088.80	8.88%	1.05%	5.44
Equity Income Investor Class	1,000.00	1,090.40	9.04%	0.80%	4.15
Equity Income SI Class	1,000.00	1,091.00	9.10%	0.65%	3.37

138   Payden Mutual Funds

Hypothetical Expenses

The table below is provided so that you can compare a Fund’s ongoing expenses with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return, and each Fund’s actual expense ratio (181/365 days) for the six-month period ended April 30, 2017 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value November 1, 2016	Value April 30, 2017	6-Month Return	Expense Ratio	Expenses Paid
Cash Reserves Money Market	$1,000.00	$1,023.55	2.36%	0.25%	$1.25
Limited Maturity	1,000.00	1,023.55	2.36%	0.25%	1.25
Low Duration	1,000.00	1,022.41	2.24%	0.48%	2.41
U.S. Government Adviser Class	1,000.00	1,021.32	2.13%	0.70%	3.51
U.S. Government Investor Class	1,000.00	1,022.56	2.26%	0.45%	2.26
GNMA Adviser Class	1,000.00	1,021.08	2.11%	0.75%	3.76
GNMA Investor Class	1,000.00	1,022.32	2.23%	0.50%	2.51
Core Bond Adviser Class	1,000.00	1,020.93	2.09%	0.78%	3.91
Core Bond Investor Class	1,000.00	1,022.17	2.22%	0.53%	2.66
Corporate Bond	1,000.00	1,021.57	2.16%	0.65%	3.26
Strategic Income Adviser Class	1,000.00	1,019.64	1.96%	1.04%	5.21
Strategic Income Investor Class	1,000.00	1,020.88	2.09%	0.79%	3.96
Strategic Income SI Class	1,000.00	1,021.57	2.16%	0.65%	3.26
Absolute Return Bond Adviser Class	1,000.00	1,020.08	2.01%	0.95%	4.76
Absolute Return Bond Investor Class	1,000.00	1,021.32	2.13%	0.70%	3.51
Absolute Return Bond SI Class	1,000.00	1,022.07	2.21%	0.55%	2.76
Floating Rate Bond Adviser Class	1,000.00	1,019.84	1.98%	1.00%	5.01
Floating Rate Bond Investor Class	1,000.00	1,021.08	2.11%	0.75%	3.76
Floating Rate Bond SI Class	1,000.00	1,021.57	2.16%	0.65%	3.26
High Income Adviser Class	1,000.00	1,020.28	2.03%	0.91%	4.56
High Income Investor Class	1,000.00	1,021.52	2.15%	0.66%	3.31
California Municipal Income	1,000.00	1,022.12	2.21%	0.54%	2.71
Global Low Duration	1,000.00	1,022.07	2.21%	0.55%	2.76
Global Fixed Income	1,000.00	1,021.57	2.16%	0.65%	3.26
Emerging Markets Bond Adviser Class	1,000.00	1,019.84	1.98%	1.00%	5.01
Emerging Markets Bond Investor Class	1,000.00	1,021.08	2.11%	0.75%	3.76
Emerging Markets Bond SI Class	1,000.00	1,021.37	2.14%	0.69%	3.46
Emerging Markets Local Bond Adviser Class	1,000.00	1,018.84	1.88%	1.20%	6.01
Emerging Markets Local Bond Investor Class	1,000.00	1,020.08	2.01%	0.95%	4.76
Emerging Markets Corporate Bond Adviser Class	1,000.00	1,018.84	1.88%	1.20%	6.01
Emerging Markets Corporate Bond Investor Class	1,000.00	1,020.08	2.01%	0.95%	4.76
Emerging Markets Corporate Bond SI Class	1,000.00	1,020.58	2.06%	0.85%	4.26
Equity Income Adviser Class	1,000.00	1,019.59	1.96%	1.05%	5.26
Equity Income Investor Class	1,000.00	1,020.83	2.08%	0.80%	4.01
Equity Income SI Class	1,000.00	1,021.57	2.16%	0.65%	3.26

Semi-Annual Report    139

Name & Address	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue
Los Angeles, CA 90071
Trustees (1)
W. D. Hilton, Jr.	Independent Trustee	1993	19	President and CEO,
				Trust Service, Inc.;
				Executive Director,
				NGC Bodily Injury
				Trust; and Managing
				Trustee,
				Fuller-Austin Trust
Thomas V.	Independent Trustee	1993	19	Chairman,
McKernan, Jr.				Automobile Club of
				Southern California
Rosemarie T. Nassif	Independent Trustee	2008	19	President Emerita,
				Holy Names
				University; Program
				Director, Conrad
				Hilton Foundation
Andrew J. Policano	Independent Trustee	2008	19	Dean Emeritus and	Director, Badger
				Dean’s Leadership	Meter, Inc.; Director,
				Circle, Professor, The	Rockwell Collins
				Paul Merage School
				of Business,
				University of
				California, Irvine
Dennis C. Poulsen	Independent Trustee	1992	19	Chairman of the
				Advisory Board, Rose
				Hills Company
Stender E. Sweeney	Independent Trustee	1992	19	Private Investor	Director, Avis
					Budget Group, Inc.
Joan A. Payden	Interested Trustee	1992	19	President, CEO and
				Director, Payden &
				Rygel
Michael E. Salvay	Interested Trustee	2009	19	Managing Principal,
				Payden & Rygel
Mary Beth Syal	Interested Trustee	2000	19	Managing Principal
				and Director, Payden
				& Rygel
Officers (2)
Joan A. Payden	Chairman and CEO	1992		President, CEO and
				Director, Payden &
				Rygel
Brian W. Matthews	Vice President and	2003		Managing Principal,
	CFO			CFO and Director,
				Payden & Rygel
Yot Chattrabhuti	Vice President	1997		Principal, Payden &
				Rygel
Bradley F. Hersh	Vice President and	1998		Principal and
	Treasurer			Treasurer, Payden &
				Rygel
Edward S. Garlock	Secretary	1997		Managing Principal,
				General Counsel and
				Director, Payden &
				Rygel
Sandi Brents	Vice President and	2016		Vice President and
	CCO			Senior Compliance
				Officer, Payden &
				Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)  Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)  Officers are elected by, and serve at the pleasure of, The Board of Trustees.

140   Payden Mutual Funds

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(THIS PAGE INTENTIONALLY LEFT BLANK)

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

» U.S. BOND FUNDS

Payden Cash Reserves Money Market Fund (PBHXX)
Payden Limited Maturity Fund (PYLMX)
Payden Low Duration Fund (PYSBX)
Payden U.S. Government Fund — Investor Class (PYUSX)
Payden U.S. Government Fund — Adviser Class (PYUWX)
Payden GNMA Fund — Investor Class (PYGNX)
Payden GNMA Fund — Adviser Class (PYGWX)
Payden Core Bond Fund — Investor Class (PYCBX)
Payden Core Bond Fund — Adviser Class (PYCWX)
Payden Corporate Bond Fund (PYACX)
Payden Strategic Income Fund — SI Class (PYSIX)
Payden Strategic Income Fund — Investor Class (PYSGX)
Payden Strategic Income Fund — Adviser Class (PYSWX)
Payden Absolute Return Bond Fund — SI Class (PYAIX)
Payden Absolute Return Bond Fund — Investor Class (PYARX)
Payden Absolute Return Bond Fund — Adviser Class (PYAWX)
Payden Floating Rate Fund — SI Class (PYFIX)
Payden Floating Rate Fund — Investor Class (PYFRX)
Payden Floating Rate Fund — Adviser Class (PYFAX)
Payden High Income Fund — Investor Class (PYHRX)
Payden High Income Fund — Adviser Class (PYHWX)

» TAX EXEMPT BOND FUND

Payden California Municipal Income Fund (PYCRX)

» GLOBAL BOND FUNDS

Payden Global Low Duration Fund (PYGSX)
Payden Global Fixed Income Fund (PYGFX)
Payden Emerging Markets Bond Fund — SI Class (PYEIX)
Payden Emerging Markets Bond Fund — Investor Class (PYEMX)
Payden Emerging Markets Bond Fund — Adviser Class (PYEWX)
Payden Emerging Markets Local Bond Fund — Investor Class (PYELX)
Payden Emerging Markets Local Bond Fund — Adviser Class (PYEAX)
Payden Emerging Markets Corporate Bond Fund — SI Class (PYCIX)
Payden Emerging Markets Corporate Bond Fund — Investor Class (PYCEX)
Payden Emerging Markets Corporate Bond Fund — Adviser Class (PYCAX)

» EQUITY FUND

Payden Equity Income Fund — SI Class (PYVSX)
Payden Equity Income Fund — Investor Class (PYVLX)
Payden Equity Income Fund — Adviser Class (PYVAX)

WELLS FARGO

PAYDEN/KRAVITZ Cash Balance Plan Fund SEMI-ANNUAL REPORT April 30 2017

Contents

1	Management Discussion & Analysis
3	Portfolio Highlights & Investments
8	Statement of Assets & Liabilities
9	Statement of Operations
10	Statements of Changes in Net Assets
11	Notes to Financial Statements
20	Financial Highlights
22	Fund Expenses
23	Trustees & Officers

Semi-Annual Report

Management Discussion & Analysis

For the six-month period ended April 30, 2017, the Payden/Kravitz Cash Balance Plan Fund, SI Class (PKBIX) returned 1.12%, the Adviser Class (PKCBX) returned 1.00%, the Retirement Class (PKCRX) returned 0.90% and the Institutional Class (PKCIX) returned 1.26%. The Fund’s benchmark, the 30-year U.S. Treasury Bond Yield from December 31st returned 1.51%. As markets evaluated the potential economic impact of the Trump U.S. Presidency, the Federal Reserve Board hiked rates twice given stable growth and rising inflation expectations. Consequently, 2-year and 5-year U.S. government bond yields increased nearly 0.50% since October 2016. Currencies modestly contributed to performance as the U.S. dollar strengthened near the end of 2016 against short positions in the euro, sterling, and yen, but has since reversed in 2017. Credit markets outperformed comparable government debt with investment-grade corporates, emerging market sovereign debt, and non-agency mortgage backed securities outperformed comparable government debt. Despite this positive performance across risk assets, it was not enough to match the 30-year U.S. Treasury Yield return target. Since the start of the year, the Fund has reduced exposure to spread product as valuations extend upward. The Fund invests in futures, options and forward currency contracts, for both interest rate and credit risk hedging and investment purposes. Active currency management was additive while interest rate duration exposure detracted from the Fund’s performance.

1   Payden Mutual Funds

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Portfolio Highlights & Investments

The Fund seeks a return equal to the yield on the 30-year U.S. Treasury Bond by investing in debt instruments and income producing securities of U.S. and foreign issuers with no limit on maturity.

Portfolio Composition - percent of investments
Mortgage Backed	33%
Corporate	26%
Asset Backed	18%
Foreign Government	14%
U.S. Treasury	4%
Other	5%

Schedule of Investments - April 30, 2017 (Unaudited)
Principal or Shares	Security Description	Value (000)
Asset Backed (18%)
1,580,000	Apidos CDO 144A, 4.66%, 4/15/25 (a)(b)	$1,595
1,750,000	Babson CLO Ltd./Cayman Islands 144A,
	4.66%, 4/20/25 (a)(b)	1,750
1,100,000	BlueMountain CLO 2014-3 Ltd. 144A,
	4.36%, 10/15/26 (a)(b)	1,100
850,000	Carlyle Global Market Strategies CLO 2015-2
	Ltd. 144A, 2.64%, 4/27/27 (a)(b)	850
700,000	Cent CLO LP 144A, 2.27%, 7/23/25 (a)(b)	701
1,750,000	Cent CLO LP 144A, 4.60%, 7/23/25 (a)(b)	1,763
960,000	CIFC Funding 2013-III Ltd. 144A,
	4.29%, 10/24/25 (a)(b)	960
585,565	Colony American Homes 2014-1 144A,
	2.14%, 5/17/31 (a)(b)	587
566,060	Colony American Homes 2014-2 144A,
	1.93%, 7/17/31 (a)(b)	566
690,180	Colony American Homes 2015-1 144A,
	2.19%, 7/17/32 (a)(b)	692
1,626,271	Colony Starwood Homes 2016-2 Trust 144A,
	2.24%, 12/17/33 (a)(b)	1,639
2,753,855	Countrywide Asset-Backed Certificates,
	4.87%, 10/25/46 (a)	2,596
1,970,000	Drive Auto Receivables Trust 2016-B 144A,
	4.53%, 8/15/23 (b)	2,023
1,430,000	Dryden XXXI Senior Loan Fund 144A,
	2.24%, 4/18/26 (a)(b)	1,430
1,730,000	First Investors Auto Owner Trust 2016-1 144A,
	4.70%, 4/18/22 (b)	1,799
258,273	GE-WMC Asset-Backed Pass-Through
	Certificates Series 2005-2, 1.24%, 12/25/35 (a)	248
530,754	Invitation Homes 2014-SFR1 Trust 144A,
	1.99%, 6/17/31 (a)(b)	531
1,866,803	Invitation Homes 2014-SFR2 Trust 144A,
	2.09%, 9/17/31 (a)(b)	1,868
830,720	Invitation Homes 2015-SFR2 Trust 144A,
	2.34%, 6/17/32 (a)(b)	833
202,975	L.A. Arena Funding LLC 144A,
	7.66%, 12/15/26 (b)	222
20,874	Long Beach Mortgage Loan Trust,
	6.25%, 8/25/33	22
560,000	Madison Park Funding XIII Ltd. 144A,
	1.99%, 1/19/25 (a)(b)	560
1,460,000	Madison Park Funding XIV Ltd. 144A,
	2.28%, 7/20/26 (a)(b)	1,460
450,000	Octagon Investment Partners 24 Ltd. 144A,
	2.50%, 5/21/27 (a)(b)	450
925,000	Octagon Investment Partners XIV Ltd. 144A,
	5.16%, 1/15/24 (a)(b)	926

Principal or Shares	Security Description	Value (000)

1,450,000	Prestige Auto Receivables Trust 2016-1 144A,
	5.15%, 11/15/21 (b)	$1,513
42,030	Residential Asset Securities Corp. Trust,
	4.71%, 11/25/33 (a)	41
1,560,000	Santander Drive Auto Receivables Trust 2015-3,
	3.49%, 5/17/21	1,591
1,970,000	Thacher Park CLO Ltd. 144A,
	2.15%, 10/20/26 (a)(b)	1,970
875,000	Tyron Park CLO Ltd. 144A,
	4.66%, 7/15/25 (a)(b)	884
2,150,000	Venture XVII CLO Ltd. 144A,
	2.64%, 7/15/26 (a)(b)	2,152
265,155	VOLT XXII LLC 144A, 3.50%, 2/25/55 (b)	268
298,163	VOLT XXV LLC 144A, 3.50%, 6/26/45 (b)	299
671,125	VOLT XXXIII LLC 144A, 3.50%, 3/25/55 (b)	675
595,067	VOLT XXXIV LLC 144A, 3.25%, 2/25/55 (b)	598
453,390	VOLT XXXVIII LLC 144A, 3.88%, 9/25/45 (b)	456
1,950,000	Westlake Automobile Receivables Trust 2016-1
	144A, 4.55%, 9/15/21 (b)	1,997
450,000	Westlake Automobile Receivables Trust 2016-2
	144A, 4.10%, 6/15/21 (b)	458
Total Asset Backed (Cost - $39,418)		40,073
Bank Loans(c) (3%)
420,000	Air Canada Term Loan B 1L, 3.90%, 10/06/23	423
316,371	Allison Transmission Inc. Term Loan B 1L,
	2.99%, 9/23/22	320
724,889	Berry Plastics Corp. Term Loan L 1L,
	3.24%, 1/06/21	730
839,850	Burlington Coat Factory Warehouse Corp. Term
	Loan B4 1L, 3.75%, 7/29/21	844
1,326,600	Charter Communications Operating LLC Term
	Loan H 1L, 3.00%, 1/15/22	1,333
1,002,838	J.C. Penney Corp., Inc. Term Loan B 1L,
	5.30%, 6/23/23	1,003
669,953	Michaels Stores Inc. Term Loan B1 1L,
	3.75%, 1/28/23	670
637,190	Sabre Global Inc. Term Loan B 1L,
	3.74%, 2/22/24	645
718,200	Serta Simmons Bedding LLC Term Loan 1L,
	4.54%, 11/08/23	721
Total Bank Loans (Cost - $6,643)		6,689
Corporate Bond (27%)
390,000	AbbVie Inc., 2.30%, 5/14/21	388
380,000	AbbVie Inc., 2.50%, 5/14/20	384
1,020,000	ABN AMRO Bank NV 144A,
	2.10%, 1/18/19 (b)	1,022

3   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

320,000	Actavis Funding SCS, 3.00%, 3/12/20	$326
690,000	Aircastle Ltd., 4.63%, 12/15/18	717
780,000	Ally Financial Inc., 4.25%, 4/15/21	800
850,000	Amgen Inc., 2.13%, 5/01/20	851
420,000	Amgen Inc., 3.88%, 11/15/21	445
600,000	Anglo American Capital PLC 144A, 2.63%, 9/27/17 (b)	599
740,000	Anheuser-Busch InBev Finance Inc., 2.65%, 2/01/21	750
1,020,000	ANZ New Zealand International Ltd./London 144A, 2.25%, 2/01/19 (b)	1,024
610,000	Arizona Public Service Co., 2.20%, 1/15/20	613
760,000	AT&T Inc., 3.20%, 3/01/22	770
730,000	Athene Global Funding 144A, 4.00%, 1/25/22 (b)	754
600,000	AutoZone Inc., 2.50%, 4/15/21	600
1,000,000	Bank of America Corp., 2.15%, 11/09/20	994
590,000	Bank of America Corp., 3.12%, 1/20/23 (a)	597
520,000	Baylor Scott & White Holdings, 2.12%, 11/15/20	518
470,000	BNZ International Funding Ltd./London, 2.35%, 3/04/19 (d)	473
950,000	BNZ International Funding Ltd./London 144A, 2.40%, 2/21/20 (b)	954
400,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 144A, 2.38%, 1/15/20 (b)	401
890,000	Broadcom Corp. / Broadcom Cayman Finance Ltd. 144A, 3.00%, 1/15/22 (b)	898
540,000	CA Inc., 3.60%, 8/15/22	555
390,000	Citigroup Inc., 2.75%, 4/25/22	389
1,200,000	Citigroup Inc., 2.90%, 12/08/21	1,208
1,000,000	Continental Airlines 2012-3 Class C Pass Thru Certificates, 6.13%, 4/29/18	1,038
630,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.88%, 2/08/22	670
750,000	CSC Holdings LLC, 8.63%, 2/15/19	828
790,000	CVS Health Corp., 2.80%, 7/20/20	805
1,100,000	Daimler Finance North America LLC 144A, 2.30%, 1/06/20 (b)	1,103
1,010,000	Dell International LLC / EMC Corp. 144A, 4.42%, 6/15/21 (b)	1,061
480,000	DISH DBS Corp., 4.25%, 4/01/18	490
1,090,000	DNB Bank ASA 144A, 2.38%, 6/02/21 (b)(e)	1,088
1,270,000	Dominion Resources Inc./VA, 2.50%, 12/01/19	1,284
840,000	DXC Technology Co. 144A, 4.25%, 4/15/24 (b)	862
230,000	Electronic Arts Inc., 3.70%, 3/01/21	239
450,000	Fifth Third Bank/Cincinnati OH, 2.38%, 4/25/19	454
740,000	First Data Corp. 144A, 5.38%, 8/15/23 (b)	771
800,000	Ford Motor Credit Co. LLC, 2.24%, 6/15/18	803
1,010,000	Frontier Communications Corp., 6.25%, 9/15/21 (e)	939
1,145,000	Goldman Sachs Group Inc., 2.60%, 4/23/20	1,155
1,100,000	Guardian Life Global Funding 144A, 2.00%, 4/26/21 (b)	1,082
920,000	Hewlett Packard Enterprise Co., 3.60%, 10/15/20	952

Principal or Shares	Security Description	Value (000)

530,000	Hyundai Capital America 144A, 2.40%, 10/30/18 (b)	$532
660,000	Hyundai Capital America 144A, 2.55%, 4/03/20 (b)	662
730,000	Hyundai Capital Services Inc. 144A, 3.00%, 3/06/22 (b)	731
250,000	Industrial & Commercial Bank of China Ltd./New York, 2.35%, 11/13/17	251
860,000	International Lease Finance Corp., 3.88%, 4/15/18	876
360,000	International Lease Finance Corp., 5.88%, 4/01/19	384
1,620,000	JPMorgan Chase & Co., 2.78%, 4/25/23 (a)	1,619
660,000	KeyCorp, 2.90%, 9/15/20	672
550,000	Manulife Financial Corp., 4.06%, 2/24/32 (a)	559
660,000	Metropolitan Life Global Funding I 144A, 2.30%, 4/10/19 (b)	666
1,120,000	Mitsubishi UFJ Financial Group Inc., 3.00%, 2/22/22	1,134
740,000	Mizuho Financial Group Inc. 144A, 2.63%, 4/12/21 (b)	739
880,000	Mizuho Financial Group Inc., 2.95%, 2/28/22	886
480,000	Morgan Stanley, 1.84%, 2/14/20 (a)	481
255,000	Morgan Stanley, 2.34%, 1/20/22 (a)	257
780,000	Morgan Stanley, 2.45%, 2/01/19	787
360,000	New Red Finance Inc. 144A, 6.00%, 4/01/22 (b)	376
840,000	New York Life Global Funding 144A, 2.00%, 4/13/21 (b)	831
870,000	NextEra Energy Capital Holdings Inc., 2.30%, 4/01/19	876
162,000	Reynolds American Inc., 3.25%, 6/12/20	167
1,110,000	Roper Technologies Inc., 2.80%, 12/15/21	1,117
910,000	Skandinaviska Enskilda Banken AB 144A, 2.63%, 11/17/20 (b)	919
880,000	Smithfield Foods Inc. 144A, 3.35%, 2/01/22 (b)	886
590,000	Sprint Communications Inc., 8.38%, 8/15/17	602
420,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 144A, 3.36%, 9/20/21 (b)	425
670,000	Tesoro Corp. 144A, 4.75%, 12/15/23 (b)	705
420,000	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, 7/21/21	409
260,000	Universal Health Services Inc. 144A, 4.75%, 8/01/22 (b)	269
2,140,000	Verizon Communications Inc., 3.13%, 3/16/22	2,174
960,000	WEA Finance LLC / Westfield UK & Europe Finance PLC 144A, 2.70%, 9/17/19 (b)	970
520,000	Wells Fargo & Co., 3.07%, 1/24/23	526
1,130,000	Westpac Banking Corp., 2.60%, 11/23/20	1,141
450,000	WM Wrigley Jr. Co. 144A, 2.90%, 10/21/19 (b)	459
615,000	WM Wrigley Jr. Co. 144A, 3.38%, 10/21/20 (b)	635
165,000	Zimmer Biomet Holdings Inc., 2.00%, 4/01/18	165

Total Corporate Bond (Cost - $57,007)		57,542

Foreign Government (13%)
1,860,000	Argentine Republic Government International Bond, 3.88%, 1/15/22 EUR (f)	2,039

Semi-Annual Report    4

Portfolio Highlights & Investments continued

Principal or Shares	Security Description	Value (000)
900,000	Croatia Government International Bond 144A,
	6.75%, 11/05/19 (b)	$981
1,500,000	Dominican Republic International Bond 144A,
	7.50%, 5/06/21 (b)	1,669
520,000	Georgia Government International Bond,
	6.88%, 4/12/21 (d)	577
400,000	Guatemala Government Bond 144A,
	5.75%, 6/06/22 (b)	442
870,000	Honduras Government International Bond 144A,
	8.75%, 12/16/20 (b)	995
1,490,000	Hungary Government International Bond,
	6.25%, 1/29/20	1,636
440,000	Indonesia Government International Bond 144A,
	4.88%, 5/05/21 (b)	474
1,010,000	Indonesia Government International Bond 144A,
	5.88%, 3/13/20 (b)	1,104
960,000,000	Japan Treasury Discount Bill, 0.00%, 5/29/17
	JPY (f)(g)	8,613
430,000	Kenya Government International Bond 144A,
	5.88%, 6/24/19 (b)	446
1,050,000	Nigeria Government International Bond,
	5.13%, 7/12/18 (d)	1,068
1,570,000	Romanian Government International Bond,
	6.75%, 2/07/22 (d)	1,823
840,000	Senegal Government International Bond 144A,
	8.75%, 5/13/21 (b)	966
870,000	Serbia International Bond 144A,
	5.88%, 12/03/18 (b)	916
860,000	Sri Lanka Government International Bond 144A,
	6.25%, 10/04/20 (b)	913
2,800,000	United Kingdom Treasury Bill, 0.00%, 5/08/17
	GBP (f)(g)	3,627
840,000	Vietnam Government International Bond 144A,
	6.75%, 1/29/20 (b)	919
Total Foreign Government (Cost - $28,793)		29,208
Mortgage Backed (33%)
410,972	Alternative Loan Trust 2006-31CB,
	6.00%, 11/25/36	328
214,418	Alternative Loan Trust 2006-31CB,
	6.00%, 11/25/36	171
382,752	Alternative Loan Trust 2006-J5, 6.50%, 9/25/36	318
2,645,278	Alternative Loan Trust 2007-12T1,
	6.00%, 6/25/37	2,128
276,898	Alternative Loan Trust 2007-5CB,
	6.00%, 4/25/37	238
1,849,804	American Home Mortgage Assets Trust 2007-2,
	1.12%, 3/25/47 (a)	1,577
621,295	Banc of America Funding 2005-H Trust,
	3.22%, 11/20/35 (a)	531
597,174	Chase Mortgage Finance Corp., 6.00%, 5/25/37	470
176,015	CHL Mortgage Pass-Through Trust 2005-18,
	5.50%, 10/25/35	162
1,244,001	CHL Mortgage Pass-Through Trust 2006-HYB1,
	3.22%, 3/20/36 (a)	1,067
874,072	CHL Mortgage Pass-Through Trust 2007-HYB2,
	3.37%, 2/25/47 (a)	752

Principal or Shares	Security Description	Value (000)
66,091	Connecticut Avenue Securities,
	2.99%, 10/25/23 (a)	$67
1,150,000	Cosmopolitan Hotel Trust 2016-COSMO 144A,
	2.39%, 11/15/33 (a)(b)	1,160
1,366,954	Countrywide Alternative Loan Trust,
	6.00%, 4/25/37	1,177
828,440	Countrywide Alternative Loan Trust,
	6.00%, 4/25/37	713
708,692	Credit Suisse Mortgage Capital Certificates
	144A, 1.55%, 5/25/43 (a)(b)	684
2,057,767	Fannie Mae Connecticut Avenue Securities,
	2.14%, 9/25/29 (a)	2,067
2,195,608	Fannie Mae Connecticut Avenue Securities,
	2.29%, 4/25/29 (a)	2,219
1,218,922	Fannie Mae Connecticut Avenue Securities,
	2.29%, 4/25/29 (a)	1,227
817,226	Fannie Mae Connecticut Avenue Securities,
	2.29%, 7/25/29 (a)	824
854,258	Fannie Mae Connecticut Avenue Securities,
	2.34%, 1/25/29 (a)	861
1,482,973	Fannie Mae Connecticut Avenue Securities,
	2.44%, 1/25/29 (a)	1,496
1,461,660	Fannie Mae Connecticut Avenue Securities,
	2.94%, 8/25/28 (a)	1,481
951,900	Fannie Mae Connecticut Avenue Securities,
	3.19%, 10/25/28 (a)	966
1,105,972	Fannie Mae Connecticut Avenue Securities,
	4.99%, 5/25/25 (a)	1,200
1,050,000	Fannie Mae Connecticut Avenue Securities,
	5.24%, 1/25/29 (a)	1,143
936,019	Fannie Mae Connecticut Avenue Securities,
	5.54%, 2/25/25 (a)	1,016
696,220	Fannie Mae Connecticut Avenue Securities,
	5.99%, 7/25/25 (a)	773
550,000	Fannie Mae Connecticut Avenue Securities,
	5.99%, 7/25/25 (a)	613
1,400,000	Fannie Mae Connecticut Avenue Securities,
	6.69%, 4/25/28 (a)	1,599
400,000	Fannie Mae Connecticut Avenue Securities,
	6.99%, 9/25/28 (a)	467
850,031	First Horizon Alternative Mortgage Securities
	Trust 2006-AA5, 3.05%, 9/25/36 (a)	755
1,420,181	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.19%, 7/25/29 (a)	1,429
937,899	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.19%, 8/25/29 (a)	944
4,610,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.19%, 10/25/29 (a)	4,641
1,416,390	Freddie Mac Structured Agency Credit Risk Debt Notes, 2.64%, 4/25/24 (a)	1,431
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, 5.69%, 3/25/28 (a)	567
245,235	Freddie Mac Structured Agency Credit Risk Debt Notes, 12.49%, 1/25/25 (a)	318
1,066,643	GSMPS Mortgage Loan Trust 2005-RP2 144A,
	1.34%, 3/25/35 (a)(b)	949

5   Payden Mutual Funds

Principal or Shares	Security Description	Value (000)

425,843	HarborView Mortgage Loan Trust 2004-10, 3.85%, 1/19/35 (a)	$408
108,167	HomeBanc Mortgage Trust 2004-1, 1.85%, 8/25/29 (a)	101
321,407	IndyMac Index Mortgage Loan Trust 2005-AR13, 3.08%, 8/25/35 (a)	281
384,233	JP Morgan Alternative Loan Trust, 1.16%, 8/25/36 (a)	375
154,389	JP Morgan Mortgage Trust, 6.00%, 7/25/36	136
618,512	JP Morgan Mortgage Trust, 6.00%, 6/25/37	508
518,248	JP Morgan Mortgage Trust 2014-IVR3 144A, 3.00%, 9/25/44 (a)(b)	523
144,884	MLCC Mortgage Investors Inc., 2.97%, 2/25/36 (a)	144
873,281	Morgan Stanley Mortgage Loan Trust, 3.12%, 1/25/35 (a)	832
473,164	Nationstar Mortgage Loan Trust 2013-A 144A, 3.75%, 12/25/52 (a)(b)	495
571,984	New Residential Mortgage Loan Trust 2014-2 144A, 3.75%, 5/25/54 (a)(b)	587
886,214	New Residential Mortgage Loan Trust 2014-3 144A, 5.64%, 11/25/54 (a)(b)	916
302,432	New Residential Mortgage Loan Trust 2015-1 144A, 3.75%, 5/28/52 (a)(b)	311
663,677	New Residential Mortgage Loan Trust 2015-2 144A, 3.75%, 8/25/55 (a)(b)	685
910,031	New Residential Mortgage Loan Trust 2016-1 144A, 3.75%, 3/25/56 (a)(b)	934
1,633,577	New Residential Mortgage Loan Trust 2016-4 144A, 3.75%, 11/25/56 (a)(b)	1,684
168,270	Prime Mortgage Trust, 5.00%, 10/25/35	165
1,941,448	RALI Series 2005-QA7 Trust, 3.55%, 7/25/35 (a)	1,729
1,597,860	RALI Series 2005-QS14 Trust, 6.00%, 9/25/35	1,514
163,509	RALI Series 2006-QS4 Trust, 6.00%, 4/25/36	142
717,337	RALI Series 2007-QS1 Trust, 6.00%, 1/25/37	625
506,110	Residential Asset Securitization Trust 2006-A8, 6.00%, 8/25/36	417
1,770,000	Ripon Mortgages PLC 144A, 1.17%, 8/20/56 GBP (a)(b)(f)	2,298
256,317	Springleaf Mortgage Loan Trust 144A, 1.78%, 12/25/65 (a)(b)	257
288,161	Structured Adjustable Rate Mortgage Loan Trust, 3.21%, 12/25/35 (a)	231
37,066	Structured Adjustable Rate Mortgage Loan Trust, 3.26%, 8/25/34 (a)	37
322,875	Structured Adjustable Rate Mortgage Loan Trust, 3.32%, 8/25/34 (a)	316
3,575,042	Structured Asset Mortgage Investments II Trust 2006-AR7, 1.20%, 8/25/36 (a)	3,068
1,514,563	Structured Asset Mortgage Investments Inc., 1.30%, 12/25/35 (a)	1,274
1,040,245	Structured Asset Mortgage Investments Inc., 1.69%, 1/19/34 (a)	1,008
352,577	Structured Asset Mortgage Investments Inc., 2.97%, 5/25/36 (a)	252
13,691	Structured Asset Mortgage Investments Inc., 4.21%, 7/25/32 (a)	14

Principal or Shares	Security Description	Value (000)

1,186,198	Vendee Mortgage Trust IO, 3.75%, 12/15/33	$65
177,803	WaMu Mortgage Pass Through Certificates, 1.58%, 5/25/46 (a)	166
405,030	WaMu Mortgage Pass Through Certificates, 2.43%, 10/25/36 (a)	351
1,047,932	WaMu Mortgage Pass Through Certificates, 2.70%, 7/25/37 (a)	864
707,807	WaMu Mortgage Pass Through Certificates, 2.74%, 9/25/36 (a)	623
1,389,605	WaMu Mortgage Pass Through Certificates, 2.88%, 9/25/36 (a)	1,308
702,691	WaMu Mortgage Pass Through Certificates, 2.89%, 10/25/36 (a)	659
552,288	WaMu Mortgage Pass Through Certificates, 3.09%, 2/25/37 (a)	522
1,804,804	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 Trust, 1.31%, 8/25/45 (a)	1,777
553,072	WaMu Mortgage Pass-Through Certificates Series 2006-AR19 Trust, 1.84%, 1/25/47 (a)	531
2,494,130	WaMu Mortgage Pass-Through Certificates Series 2007-HY1 Trust, 2.96%, 2/25/37 (a)	2,283
389,580	Wells Fargo Mortgage Backed Securities Trust, 3.05%, 9/25/34 (a)	359
370,874	Wells Fargo Mortgage Backed Securities Trust, 3.09%, 6/25/35 (a)	353
Total Mortgage Backed (Cost - $71,173)		72,657
Municipal (1%)
400,000	Kentucky Asset Liability Commission, 1.69%, 4/01/18	398
700,000	State Board of Administration Finance Corp., 2.11%, 7/01/18	706
Total Municipal (Cost - $1,100)		1,104
U.S. Treasury (4%)
3,440,000	U.S. Treasury Note, 1.13%, 9/30/21 (h)	3,347
5,200,000	U.S. Treasury Note, 1.25%, 12/31/18	5,202
Total U.S. Treasury (Cost - $8,545)		8,549
Purchased Put Options (0%)
6,640	Currency Shares Euro Trust, 94, 6/16/17	20
18,560,000	Eurodollar 1-Year Mid-Curve Option, 96.67, 6/19/17	2
778	iShares 20+ Year Treasury Bond ETF, 114.5, 6/02/17	10
643	iShares 20+ Year Treasury Bond ETF, 116, 5/19/17	4
312	S & P 500 Index, 1970, 5/12/17	6
303	S & P 500 Index, 2025, 5/31/17	32
Total Purchased Put Options (Cost - $243)		74
Investment Company (2%)
3,219,947	Payden Cash Reserves Money Market Fund * (Cost - $3,220)	3,220
Total Investments (Cost - $216,142) (101%)		219,116
Liabilities in excess of Other Assets (-1%)		(1,932)
Net Assets (100%)		$217,184

*	Affiliated investment
(a)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. See Note 2 in the Notes to Financial Statements.

Semi-Annual Report    6

Portfolio Highlights & Investments continued

(b)	Security offered only to qualified institutional investors, and thus is not registered for sale to the public under rule 144A of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(c)	Variable rate security. The rate shown reflects the rate in effect at April 30, 2017. The stated maturity is subject to prepayments. See Note 2 in the Notes to Financial Statements.
(d)	Security offered and sold outside the United States, and thus is exempt from registration under Regulation S of the Securities Act of 1933. It has been deemed liquid under guidelines approved by the Board.
(e)	All or a portion of these securities are on loan. At April 30, 2017, the total market value of the Fund’s securities on loan is $1,543 and the total market value of the collateral held by the Fund is $1,593. Amounts in 000s.
(f)	Principal in foreign currency.
(g)	Yield to maturity at time of purchase.
(h)	All or a portion of the security is pledged to cover futures contract margin requirements.

Open Forward Currency Contracts to USD

Delivery Date	Currency (000s)	Counterparty	Unrealized Depreciation (000s)
Liabilities:
7/19/2017	Australian Dollar (Sell 4,375)	State Street Bank & Trust Co.	$ (11)
5/8/2017	British Pound (Sell 4,573)	HSBC Bank USA, N.A.	(162)
7/19/2017	Canadian Dollar (Buy 4,437)	State Street Bank & Trust Co.	(17)
5/8/2017	Euro (Sell 1,869)	Citibank, N.A.	(43)
6/28/2017	Euro (Sell 2,274)	HSBC Bank USA, N.A.	(25)
5/30/2017	Japanese Yen (Sell 960,700)	Barclays Bank PLC	(98)
6/28/2017	Norwegian Krone (Buy 20,973)	HSBC Bank USA, N.A.	(9)

			$(365)

Open Futures Contracts

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Depreciation (000s)
6	U.S. Treasury 10 Year Note Future	Jun-17	$(754)	$(11)

Number of Contracts	Contract Type	Expiration Date	Current Value (000)	Unrealized Depreciation (000s)
121	U.S. Treasury 5 Year Note Future	Jun-17	$(14,327)	$(159)

				$(170)

Open Centrally Cleared Credit Default Swaps Contracts

Reference Obligations	Fund Pays	Clearinghouse	Expiration Date	Notional Principal (000s)	Unrealized Depreciation (000s)
Markit	5.00%	Chicago Mercantile	Dec-21	USD 1	$—(a)
CDX,
North
America
High
Yield
Series 27
Index

					$—

(a)	Amount is less than $500.

Offsetting Assets and Liabilities

The Fund’s loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

Total gross amount presented on the Statements	$1,543
of Assets and Liabilities[1]
Non-cash Collateral[2]	(1,543)
Net Amount	$—

[1]	The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.
[2]	At April 30, 2017, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Schedule of Investments.

See notes to financial statements.

7   Payden Mutual Funds

Statement of Assets & Liabilities

April 30, 2017 (Unaudited)

Numbers in 000s

ASSETS:
Investments, at value *	$215,896
Affiliated investments, at value **	3,220
Receivable for:
Interest and dividends	960
Fund shares sold	435
Other assets	12
Total Assets	220,523
LIABILITIES:
Payable for:
Bank overdraft	373
Cash pledged for financial futures contracts	40
Forward currency contracts	365
Investments purchased	82
Fund shares redeemed	510
Futures	2
Liability for securities on loan (Note 2)	1,593
Accrued expenses:
Investment advisory fees (Note 3)	164
Administration fees (Note 3)	27
Distribution fees (Note 3)	26
Trustee fees and expenses	2
Other liabilities	155
Total Liabilities	3,339
NET ASSETS	$217,184
NET ASSETS:
Paid in capital	$220,280
Undistributed net investment income	1,804
Undistributed net realized losses from investments	(7,339)
Net unrealized appreciation (depreciation) from:
Investments	2,804
Translation of assets and liabilities in foreign currencies	(365)
NET ASSETS	$217,184
NET ASSET VALUE — offering and redemption price per share in whole dollars
Institutional Class
Net Assets	$10,111
Shares Outstanding	963
Net Asset Value Per Share	$10.50
SI Class
Net Assets	$119,996
Shares Outstanding	11,449
Net Asset Value Per Share	$10.48
Adviser Class
Net Assets	$49,899
Shares Outstanding	4,843
Net Asset Value Per Share	$10.30
Retirement Class
Net Assets	$37,178
Shares Outstanding	3,755
Net Asset Value Per Share	$9.90

* Investments, at cost	$212,922
** Affiliated investments, at cost	3,220

See notes to financial statements.

Semi-Annual Report    8

Statement of Operations

Period ended April 30, 2017 (Unaudited)

Numbers in 000s

INVESTMENT INCOME:
Interest income (Note 2)	$3,856
Dividend income from affiliated investment (Note 2)	3
Income from securities lending	7
Investment Income	3,866
EXPENSES:
Investment advisory fees (Note 3)	1,162
Administration fees (Note 3)	158
Shareholder servicing fees	9
Distribution fees (Note 3)	155
Custodian fees	22
Transfer agent fees	29
Registration and filing fees	27
Trustee fees and expenses	11
Printing and mailing costs	20
Loan commitment fees	2
Legal fees	2
Publication expense	4
Pricing fees	19
Fund accounting fees	28
Insurance	3
Audit fees	22
Gross Expenses	1,673
Expense subsidy (Note 3)	(212)
Net Expenses	1,461
Net Investment Income	2,405
REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) from:
Investments	(236)
Foreign currency transactions	(21)
Futures contracts	417
Swap contracts	(759)
Change in net unrealized appreciation (depreciation) from:
Investments	994
Translation of assets and liabilities in foreign currencies	(532)
Futures contracts	(169)
Swap contracts	92
Net Realized and Unrealized Losses	(214)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,191

See notes to financial statements.

9   Payden Mutual Funds

Statements of Changes in Net Assets

For the Period ended April 30, 2017 (Unaudited) and the year ended October 31, 2016

Numbers in 000s

	2017	2016
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$2,405	$4,469
Net realized losses on investments	(599)	(2,166)
Change in net unrealized appreciation	385	2,485
Change in Net Assets Resulting from Operations	2,191	4,788
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Institutional Class	(175)	—
SI Class	(1,853)	(2,085)
Adviser Class	(875)	(1,065)
Retirement Class	(609)	(500)
Change in Net Assets from Distributions to Shareholders	(3,512)	(3,650)
FROM CAPITAL TRANSACTIONS:
Proceeds from fund shares sold:
Institutional Class	2	10,045
SI Class	22,715	46,297
Adviser Class	5,172	12,552
Retirement Class	4,641	13,030
Reinvestment of distributions:
Institutional Class	174	—
SI Class	1,853	2,081
Adviser Class	867	1,028
Retirement Class	609	500
Cost of fund shares redeemed:
Institutional Class	(276)	—
SI Class	(15,486)	(45,362)
Adviser Class	(9,458)	(20,719)
Retirement Class	(3,543)	(4,920)
Change in Net Assets from Capital Transactions	7,270	14,532
Total Change in Net Assets	5,949	15,670
NET ASSETS:
Beginning of period	211,235	195,565
End of period	$217,184	$211,235
Accumulated net investment income	$1,804	$2,911
FUND SHARES OF BENEFICIAL INTEREST:
Institutional Class:
Outstanding shares at beginning of period	972	—
Shares sold	—	972
Shares issued in reinvestment of distributions	17	—
Shares redeemed	(26)	—
Change in shares outstanding	(9)	972
Outstanding shares at end of period	963	972
SI Class:
Outstanding shares at beginning of period	10,579	10,293
Shares sold	2,173	4,458
Shares issued in reinvestment of distributions	179	203
Shares redeemed	(1,482)	(4,375)
Change in shares outstanding	870	286
Outstanding shares at end of period	11,449	10,579
Adviser Class:
Outstanding shares at beginning of period	5,175	5,867
Shares sold	502	1,231
Shares issued in reinvestment of distributions	85	101
Shares redeemed	(919)	(2,024)
Change in shares outstanding	(332)	(692)
Outstanding shares at end of period	4,843	5,175
Retirement Class:
Outstanding shares at beginning of period	3,583	2,705
Shares sold	469	1,326
Shares issued in reinvestment of distributions	62	51
Shares redeemed	(359)	(499)
Change in shares outstanding	172	878
Outstanding shares at end of period	3,755	3,583
LONG TERM INVESTMENT ACTIVITY:
Purchase of investments (excluding government)	$67,333	$100,124
Sale of investments (excluding government)	60,976	80,538
Purchase of government securities	54,630	12,436
Sale of government securities	52,042	18,929

See notes to financial statements.

Semi-Annual Report    10

Notes to Financial Statements

April 30, 2017 (Unaudited)

1. Organization and Related Matters

The Payden & Rygel Investment Group (the “Group”) is a no-load, open-end registered investment company organized as a Massachusetts business trust on January 22, 1992 and registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. Each of its nineteen funds (each a “Fund,” collectively the “Funds”) is a series of the Group, and is authorized to issue unlimited shares at $0.001 par value. This report contains only the Payden/Kravitz Cash Balance Plan Fund. The other eighteen Funds are contained in a separate report.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with GAAP.

The Fund is considered an investment company under FASB ASC 946, Financial Services - Investment Companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Domestic and foreign fixed income securities and other assets for which market quotations are readily available (other than obligations with original maturities of sixty days or less) are valued on the basis of quotes obtained from brokers and dealers or pricing services. Such quotations take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Debt securities with original maturities of sixty days or less are valued at amortized cost, which approximates fair value.

Publicly traded equity securities, whether in the U.S. or outside the U.S., for which market quotations are readily available generally will be valued at the official closing price or the last sale price on the exchange or market where they are principally traded, or if there have been no sales during the day, at the last bid price. Securities traded only on the over-the-counter (“OTC”) market are valued at the latest bid price. Investments in investment companies are valued at their net asset values as reported by such companies.

Options, futures, swaps and other similar instruments are valued at the official closing price, in the case of exchange traded derivatives, or on the basis of information provided by pricing services, quotes obtained from brokers and dealers, and market trades in the case of other securities.

Fixed income or equity securities for which market quotations are not readily available are priced at their fair value as determined in good faith under procedures established pursuant to the Valuation and Liquidity Guidelines applicable to the Fund. In considering fair value of a security, one or more factors are taken into consideration depending on the circumstances at the time, including for example: the cost of the security or the last reported sales price of the security as a starting point; changes in interest rates; changes in yield spreads of similarly rated or structured securities; fundamental analytical information relating to the security; the value of other similar securities traded on other markets or among dealers; the general financial condition of the issuer; recent developments affecting the issuer; information, including price quotations, from other financial institutions or analysts; or government actions or pronouncements and other significant events affecting the economy, the markets, the fundamental value of the issuer or of the issuer’s industry.

Shares of open-end investment companies are valued at their respective net asset value.

Fair value pricing adjustments may occur when (1) developments occur (a “significant event”) that will affect the value of a Fund’s holdings, and (2) the significant event occurs after the close of the markets on which the securities trade, but before the time when the net asset value is computed for a Fund. A significant event may relate to a single issuer or an entire market.

Risks

Unforeseen events in the markets may at times result in an unusually high degree of volatility in the markets, which could adversely affect the fund causing a decline in value.

11   Payden Mutual Funds

Investing in debt securities may include failure of an issuer to make timely interest or principal payments, or a decline or the perception of a decline in credit quality. In addition, the value of the debt security may decline due to general market conditions that are not specifically related to a particular company including industry earnings outlook, changes in interest or currency rates or perception of a specific industry.

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

An investment in the Payden Cash Reserves Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investment Transactions and Related Income

Investment transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Interest income is recognized on an accrual basis. Premiums and discounts are amortized or accreted over the expected life of the security using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains or losses on investment transactions are determined on the identified cost basis.

Bank Loans

Floating-Rate Loan Interests (“Bank Loans”) in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Bank Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown on the Schedule of Investments reflects the rate in effect at April 30th. When a range of rates is disclosed, the Fund holds more than one position within the same tranche at varying rates.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in security prices.

Reported net realized foreign exchange gains or losses arise from purchases and sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of income or expenses recorded on the Fund’s books and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities resulting from changes in the foreign exchange rates.

Forward Currency Contracts

The Fund enters into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward currency contracts to protect against adverse currency movements or as speculative investments. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contact settlement date or an offsetting forward foreign currency contract has been executed, at which time the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts

The Fund invests in futures contracts to hedge against anticipated future changes in interest or exchange rates or security prices. In addition, the Fund entered into such transactions to enhance potential gain in circumstances where hedging is not involved.

Semi-Annual Report   12

Notes to Financial Statements continued

The purchase or sale of futures contracts and options on futures contracts provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or foreign currency at a fixed price on a future date. Upon entering into such a contract, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded.

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Stock index futures contracts are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Variation margin accounting procedures apply to these index futures contracts. The Fund invests in these futures contracts to permit the Fund to meet its objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to a Fund is that the change in value of the underlying index may not correlate to the change in value of the contracts.

Swap Contracts

The Fund may enter into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation) and realized gain (loss) is recorded at termination of the contract.

Upon entering into a centrally cleared swap, the Fund is required to deposit and maintain initial margin deposit of cash or securities as required by the exchange on which the contract is traded. Pursuant to a centrally cleared swap, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, credit spreads and/or market values associated with these transactions.

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

13   Payden Mutual Funds

The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

For financial reporting purposes, swap interest and amortization is classified as realized or unrealized gain or loss on swap contracts.

Options Transactions

Option techniques may be utilized by the Fund to hedge against changes in interest rates, foreign currency exchange rates or security prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with investments in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets. In addition, the Fund may enter into such transactions to enhance potential gain in circumstances where hedging is not involved. When a Fund writes a covered call or put option, an amount equal to the premium received is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Derivative Financial Instruments

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

The following tables show the Fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations.

Statement of Assets and Liabilities

Fair Values of Derivative Instruments as of April 30, 2017 (000s)

Underlying Risk	Derivative Assets	Derivative Liabilities
Equity[1]	$52	—
Interest rate[1,2]	2	$(170)
Foreign currency[1,3]	20	(365)

Total	$74	$(535)

1	Includes options purchased at value as reported in the Schedule of Investments.

2	Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Payable for futures and variation margin on centrally cleared swaps.

3	Payable for forward currency contracts.

Semi-Annual Report   14

Notes to Financial Statements continued

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended April 30, 2017

Amount of Realized Gain (Loss) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[1]	Forward Currency Contracts[2]	Options[3]	Swaps[4]	Total
Credit	—	—	—	$(759)	$(759)
Equity	$ 32	—	$(574)	—	(542)
Foreign exchange	—	$(21)	—	—	(21)
Interest rate	385	—	—	—	385

Total	$417	$(21)	$(574)	$(759)	$(937)

1	Net realized gains (losses) from futures contracts.

2	Net realized gains (losses) from foreign currency transactions which could include other currency related gains and losses.

3	Net realized gains (losses) from written option contracts and purchased options, which are included in net realized gain on investments.

4	Net realized gains (losses) from swap contracts.

The Effect of Derivative Instruments on the Statement of Operations For the Period Ended April 30, 2017

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income (000s)
Underlying risk	Futures[5]	Forward Currency Contracts[6]	Options[7]	Swaps[8]	Total
Credit	—	—	—	$92	$ 92
Equity	—	—	$ (16)	—	(16)
Foreign exchange	—	$(532)	(133)	—	(665)
Interest rate	$(169)	—	1	—	(168)

Total	$(169)	$(532)	$(148)	$92	$(757)

5	Change in net unrealized appreciation (depreciation) from futures contracts.

6	Change in net unrealized appreciation (depreciation) from translation of assets and liabilities in foreign currencies which may include other currency related appreciation (depreciation).

7	Change in net unrealized appreciation (depreciation) from written option contracts and purchased options, which are included in change in unrealized appreciation (depreciation) on investments.

8	Change in net unrealized appreciation (depreciation) from swap contracts.

During the period ended April 30, 2017, the average notional amount of derivatives as a percent of average net assets were as follows:

Foreign currency	Credit	Interest rate	Equity
11%	0%	10%	0%

Counterparty Credit Risk

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options, futures and centrally cleared swaps, there is decreased counterparty credit risk to the Fund since the exchange or clearinghouse guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties

15   Payden Mutual Funds

to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/ pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At April 30, 2017, the Fund’s derivative assets and liabilities (by type) on a gross basis are as follows (000s):

	Assets	Liabilities
Derivative Financial Instruments:
Futures Contracts	—	$2
Purchased Put Options[1]	$74	—
Forward Currency Contracts	—	365

Total derivative assets and liabilities in the Statement of Assets and Liabilities	74	367

Derivatives not subject to a master netting agreement or similar agreement “(MNA”)	(74)	(45)

Total derivative assets and liabilities subject to MNA	—	$322

1 Includes options purchased at value which is included in Investments at value and reported in the Schedule of Investments.

The following tables present the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of April 30, 2017 (000s):

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[1]
Barclays Bank PLC	$ 98	—	—	—	$ 98
HSBC Bank USA, N.A	196	—	—	—	196
State Street Bank & Trust Co	28	—	—	—	28

Total	$322	—	—	—	$322

1 Net amount represents the net amount payable from the counterparty in the event of default.

Securities Lending

Pursuant to a securities lending agreement with The Bank of New York Mellon, the Fund may lend securities to qualified institutions. All loans are secured by collateral of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The collateral is maintained by the custodian. Cash collateral is reinvested in the Payden Cash Reserves Money

Market Fund. The Fund is entitled to receive all of the income on the securities loaned, in addition to income earned as a result of the lending transaction. Although each security is fully collateralized, the Fund bears the risk of delay in receiving additional collateral or in recovery of or loss of rights in the securities loaned should the borrower fail to return the securities in a timely manner. The Fund maintains the right to recall the securities on loan for voting purposes. The income earned is disclosed in the Statement of Operations.

Semi-Annual Report    16

Notes to Financial Statements continued

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA, is included within the Fund’s Schedule of Investments under the heading “Offsetting Assets and Liabilities.” For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a MSLA on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and net realized gains on foreign currency transactions are declared and paid annually. Net realized gains on investments, if any, are declared and distributed at least annually. All distributions are paid in the form of additional shares unless cash payment is requested.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.

Federal Income Taxes

It is the policy of the Fund to meet the requirements for qualification as a regulated investment company as defined in Sub-chapter M of the Internal Revenue Code (the ‘Code”), and to make distributions of net investment income and net realized gains sufficient to relieve it from all Federal income or excise taxes. As of and during the period ended April 30, 2017, the Fund did not record any liability for uncertain tax positions. Accordingly, no provision for Federal income or excise tax was made.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from GAAP, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of foreign currency transactions and futures contracts and the deferral of certain losses under Federal income tax regulations. Accordingly, the amounts of net investment income and net realized gains or losses reported in these financial statements may differ from those reported in each Fund’s tax return. Return of capital distributions and net investment losses for tax purposes, if any, are reclassified to paid in capital.

As of and during the period ended April 30, 2017, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Affiliated Investment

The Fund invests in the Cash Reserves Money Market Fund, an affiliated Fund. Income earned by the Fund from affiliated funds for the period is disclosed in the Statement of Operations.

Value October 31, 2016	Purchases	Sales	Dividends	Value April 30, 2017
$7,173,828	$313,141,196	$317,095,077	$3,216	$3,219,947

Custodian Credits

The Fund has entered into an agreement with the custodian, whereby it earns custodian fee credits for temporary cash balance. These credits, which offset custodian fees that may be charged to the Fund, are based on 75% of the daily effective federal funds rate, and are, subject to rounding, disclosed in the Statement of Operations. There were no custodian credits applicable to the Fund during the period ended April 30, 2017

Other

Income and realized and unrealized gain/loss are allocated to each class based on relative net assets. Shared expenses incurred by the Group are allocated among the Funds of the Group on the basis of relative net assets. Fund-specific expenses are charged to each Fund as incurred.

17   Payden Mutual Funds

3. Related Party Transactions

Payden/Kravitz Advisers LLC (the “Adviser” or “Payden/ Kravitz”) provides investment advisory services to the Fund. Under the terms of the investment advisory agreement, Payden/ Kravitz is entitled to receive fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 1.10%.

Payden/Kravitz agreed to guarantee that, for so long as it acts as investment adviser to the Fund, the expenses of the Fund, including advisory fees (exclusive of interest and taxes) will not exceed 1.25% for the Institutional and SI classes, 1.50% for the Adviser class, and 1.75% for the Retirement class of average daily net assets on an annualized basis.

The adviser also voluntarily agreed to temporarily limit expenses, including advisory fees of the Institutional class to 0.95% of the average daily net assets or an annualized basis through February 28, 2018 (exclusive of interest and taxes).

The Fund remains liable to Payden/Kravitz for expenses subsidized in any fiscal year up to a maximum of three years from the end of the period in which the expenses were subsidized as long as any reimbursement will not cause the annual expense ratio for the year in which it is made to exceed the amount of the expense guarantee or expense limit (whichever is in effect at the time of waiver or reimbursement).

The deferred expense subsidies represent the cumulative amount of expenses subsidized for the Fund through the end of the year. The amount $953,907 ($373,244 for 2015, $368,864 for 2016 and $211,799 for 2017) is not considered a liability of the Fund, and therefore is not recorded as a liability in the Statement of Assets and Liabilities, but will be recognized as net expense in the Statement of Operations as expense previously deferred in future periods, if expense limits permit.

Treasury Plus, Inc., a wholly owned subsidiary of Payden & Rygel, serves as administrator to the Fund. Under the terms of the administration agreement, Treasury Plus, Inc. receives fees monthly, computed on the average daily net assets of the Fund at an annualized rate of 0.15%.

The Fund has adopted a plan pursuant to SEC rule 12b-1 by which Payden & Rygel Distributors receives fees monthly, computed on the average net assets of the Adviser class at an annualized rate of 0.25% and of the Retirement class at an annualized rate of 0.50%. Payden & Rygel Distributors does not receive a fee from the Institutional and SI classes.

Certain officers and/or trustees of the Group are affiliated with Payden/Kravitz, Payden & Rygel Distributors and/or Treasury Plus, Inc. Such officers and trustees receive no fees from the Fund for serving as officers and/or trustees of the Group.

Indemnifications

Under the Group’s organizations documents, its trustees and officers are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects this risk of loss to be remote.

4. Fair Value Measurement

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. These inputs are summarized in the three broad levels: Level 1 - quoted prices in active markets for identical investments; Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). See Note 2 -Securities Valuation for a summary of the inputs used in valuing the Fund’s investments and other financial instruments.

Semi-Annual Report    18

Notes to Financial Statements continued

	Investments in Securities
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)

Asset Backed	—	—	$40,073	—	—	—	$40,073
Bank Loans	—	—	6,689	—	—	—	6,689
Corporate Bond	—	—	57,542	—	—	—	57,542
Foreign Government	—	—	29,208	—	—	—	29,208
Mortgage Backed	—	—	72,657	—	—	—	72,657
Municipal	—	—	1,104	—	—	—	1,104
U.S. Government	—	—	8,549	—	—	—	8,549
Options Purchased	$72	—	2	—	—	—	74
Investment Company	3,220	—	—	—	—	—	3,220
	Other Financial Instruments[1]
	Level 1-Quoted Prices		Level 2-Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Assets (000’s)	Liabilities (000’s)	Total (000’s)
Forward currency contracts	—	—	—	$(365)	—	—	$(365)
Futures	—	$(170)	—	—	—	—	(170)

1	Other financial instruments are futures contracts and forward currency contracts, all of which are valued at the unrealized appreciation/depreciation on the instrument.

5. Federal Tax Information (amounts in 000s)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment”), for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short or long term capital losses rather than being considered all short term.

As of April 30, 2017, the Fund had available for Federal income tax purposes unused capital losses as follows (000’s):

Expires 2019	Unlimited*	Total
$492	$6,134	$6,626

* Post-enactment carryforward losses.

At April 30, 2017, net unrealized appreciation (depreciation) on investments for Federal income tax purposes is as follows (000’s):

Cost of Investments Federal Income Tax Purposes	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments
$217,598	$2,422	$(904)	$1,518

6. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

19   Payden Mutual Funds

Financial Highlights

For the share outstanding for the periods ended April 30, 2017 (Unaudited) and October 31st

	Institutional Class
	2017		2016
Net asset value — beginning of period	$10.55		$10.33

Income (loss) from investment activities:
Net investment income	0.23		0.15
Net realized and unrealized gains (losses)	(0.10)		0.07

Total from investment activities	0.13		0.22

Distributions to shareholders:
From net investment income	(0.18)		—

Net asset value — end of period	$10.50		$10.55

Total return	1.26	%(1)	2.13%

Ratios/supplemental data:
Net assets, end of period (000s)	$10,111		$10,259
Ratio of gross expense to average net assets	1.44	%(2)	1.43	%(2)
Ratio of net expense to average net assets	0.95	%(2)	0.95	%(2)
Ratio of investment income less gross expenses to average net assets	2.22	%(2)	2.90	%(2)
Ratio of net investment income to average net assets	2.71	%(2)	3.38	%(2)
Portfolio turnover rate	56	%(1)	55	%(2)

The Class commenced operations on June 1, 2016.

	SI Class
	2017		2016	2015	2014	2013
Net asset value — beginning of period	$10.54		$10.48	$10.63	$10.66	$11.03

Income (loss) from investment activities:
Net investment income	0.12		0.25	0.19	0.23	0.20
Net realized and unrealized gains (losses)	(0.00	)(3)	0.01	(0.16)	0.02	(0.35)

Total from investment activities	0.12		0.26	0.03	0.25	(0.15)

Distributions to shareholders:
From net investment income	(0.18)		(0.20)	(0.18)	(0.28)	(0.22)

Net asset value — end of period	$10.48		$10.54	$10.48	$10.63	$10.66

Total return	1.12	%(1)	2.58%	0.29%	2.41%	(1.44)%

Ratios/supplemental data:
Net assets, end of period (000s)	$119,996		$111,517	$107,903	$89,025	$67,925
Ratio of gross expense to average net assets	1.44	%(2)	1.43%	1.46%	1.47%	1.45%
Ratio of net expense to average net assets	1.25	%(2)	1.25%	1.25%	1.25%	1.25%
Ratio of investment income less gross expenses to average net assets	2.22	%(2)	2.23%	2.00%	2.22%	2.06%
Ratio of net investment income to average net assets	2.41	%(2)	2.42%	2.21%	2.44%	2.26%
Portfolio turnover rate	56	%(1)	55%	85%	85%	211	%(4)

The class commenced operations on September 22, 2008.

(1)	Not annualized
(2)	Annualized.
(3)	Amount is less than $0.005
(4)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 151%.

See notes to financial statements.

Semi-Annual Report    20

Financial Highlights continued

For the share outstanding for the periods ended April 30, 2017 (Unaudited) and October 31st

	Adviser Class
	2017		2016	2015	2014	2013
Net asset value — beginning of period	$10.37		$10.34	$10.51	$10.54	$10.93

Income (loss) from investment activities:
Net investment income	0.12		0.25	0.19	0.25	0.20
Net realized and unrealized gains (losses)	(0.02)		(0.02)	(0.19)	(0.02)	(0.38)

Total from investment activities	0.10		0.23	—	0.23	(0.18)

Distributions to shareholders:
From net investment income	(0.17)		(0.20)	(0.17)	(0.26)	(0.21)

Net asset value — end of period	$10.30		$10.37	$10.34	$10.51	$10.54

Total return	1.00	%(1)	2.28%	0.05%	2.18%	(1.66)%

Ratios/supplemental data:
Net assets, end of period (000s)	$49,899		$53,687	$60,661	$57,112	$63,403
Ratio of gross expense to average net assets	1.69	%(2)	1.68%	1.71%	1.73%	1.70%
Ratio of net expense to average net assets	1.50	%(2)	1.50%	1.50%	1.50%	1.50%
Ratio of investment income less gross expenses to average net assets	1.97	%(2)	1.98%	1.75%	1.95%	1.78%
Ratio of net investment income to average net assets	2.16	%(2)	2.17%	1.96%	2.18%	1.98%
Portfolio turnover rate	56	%(1)	55%	85%	85%	211	%(3)

The class commenced operations on September 22, 2008.

	Retirement Class
	2017		2016	2015	2014	2013
Net asset value — beginning of period	$9.98		$9.98	$10.17	$10.21	$10.62

Income (loss) from investment activities:
Net investment income	0.10		0.20	0.17	0.22	0.19
Net realized and unrealized gains (losses)	(0.01)		—	(0.19)	(0.03)	(0.39)

Total from investment activities	0.09		0.20	(0.02)	0.19	(0.20)

Distributions to shareholders:
From net investment income	(0.17)		(0.20)	(0.17)	(0.23)	(0.21)

Net asset value — end of period	$9.90		$9.98	$9.98	$10.17	$10.21

Total return	0.90	%(1)	2.03%	(0.19)%	1.90%	(1.92)%

Ratios/supplemental data:
Net assets, end of period (000s)	$37,178		$35,772	$27,001	$28,515	$24,880
Ratio of gross expense to average net assets	1.94	%(2)	1.93%	1.96%	1.97%	1.95%
Ratio of net expense to average net assets	1.75	%(2)	1.75%	1.75%	1.75%	1.75%
Ratio of investment income less gross expenses to average net assets	1.72	%(2)	1.74%	1.51%	1.72%	1.53%
Ratio of net investment income to average net assets	1.91	%(2)	1.92%	1.72%	1.94%	1.73%
Portfolio turnover rate	56	%(1)	55%	85%	85%	211	%(3)

The class commenced operations on April 6, 2009.

(1)	Not annualized
(2)	Annualized.
(3)	Includes U.S. Treasury securities purchased and sold prior to their settlement date; excluding these transactions, portfolio turnover would have been 151%.

See notes to financial statements.

21   Payden Mutual Funds

Fund Expenses (Unaudited)

Understanding Your Fund’s Expenses

Shareholders of mutual funds incur two types of costs: transaction costs incurred from buying or selling Fund shares and ongoing costs incurred from the Funds daily operations. The tables below are provided to highlight ongoing cost only. If transaction costs were included your cost would have been higher.

Actual Expenses

The table below is useful in estimating actual expenses paid during the period ended April 30, 2017. It uses the Fund’s actual return and expense ratio for the period (181/365 days) to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000. To estimate the actual expenses that you paid over the period, divide your beginning account value by 1,000 and multiply that number by the number in the Expenses Paid During the Period column.

Hypothetical Expenses

The table below is provided so that you can compare the Fund’s ongoing expense with those of another fund. It uses a hypothetical gross annual return of 5%, which is not the Fund’s actual return and the Fund’s actual expense ratio (181/365 days) for the six-month period ended April 30, 2017 to calculate the ongoing expenses paid by a shareholder with an initial investment of $1,000.

	Value November 1, 2016	Value April 30, 2017	6-Month Return	Annual Expense Ratio	Expenses Paid During the Period
Institutional Class
Actual	$1,000.00	$1,012.60	1.26%	0.95%	$4.74
Hypothetical	1,000.00	1,020.08	2.01%	0.95%	4.76
SI Class
Actual	$1,000.00	$1,011.20	1.12%	1.25%	$6.23
Hypothetical	1,000.00	1,018.60	1.86%	1.25%	6.26
Adviser Class
Actual	$1,000.00	$1,010.00	1.00%	1.50%	$7.48
Hypothetical	1,000.00	1,017.36	1.74%	1.50%	7.50
Retirement Class
Actual	$1,000.00	$1,009.00	0.90%	1.75%	$8.72
Hypothetical	1,000.00	1,016.12	1.61%	1.75%	8.75

Semi-Annual Report    22

Trustees and Officers (Unaudited)

Name & Address	Position with Fund	Year Elected	Number of Portfolios	Principal Occupation(s)	Other Directorships Held
333 S. Grand Avenue Los Angeles, CA 90071
Trustees (1)
W. D. Hilton, Jr.	Independent Trustee	1993	19	President and CEO, Trust Service, Inc.; Executive Director, NGC Bodily Injury Trust; and Managing Trustee, Fuller-Austin Trust
Thomas V. McKernan, Jr.	Independent Trustee	1993	19	Chairman, Automobile Club of Southern California
Rosemarie T. Nassif	Independent Trustee	2008	19	President Emerita, Holy Names University; Program Director, Conrad Hilton Foundation
Andrew J. Policano	Independent Trustee	2008	19	Dean Emeritus and Dean’s Leadership Circle, Professor, The Paul Merage School of Business, University of California, Irvine	Director, Badger Meter, Inc.; Director, Rockwell Collins
Dennis C. Poulsen	Independent Trustee	1992	19	Chairman of the Advisory Board, Rose Hills Company
Stender E. Sweeney	Independent Trustee	1992	19	Private Investor	Director, Avis Budget Group, Inc.
Joan A. Payden	Interested Trustee	1992	19	President, CEO and Director, Payden & Rygel
Michael E. Salvay	Interested Trustee	2009	19	Managing Principal, Payden & Rygel
Mary Beth Syal	Interested Trustee	2000	19	Managing Principal and Director, Payden & Rygel
Officers (2)
Joan A. Payden	Chairman and CEO	1992		President, CEO and Director, Payden & Rygel
Brian W. Matthews	Vice President and CFO	2003		Managing Principal, CFO and Director, Payden & Rygel
Yot Chattrabhuti	Vice President	1997		Principal, Payden & Rygel
Bradley F. Hersh	Vice President and Treasurer	1998		Principal and Treasurer, Payden & Rygel
Edward S. Garlock	Secretary	1997		Managing Principal, General Counsel and Director, Payden & Rygel
Sandi Brents	Vice President and CCO	2016		Vice President and Senior Compliance Officer, Payden & Rygel

Additional information about the Trustees is included in the SAI and is available without charge, upon request at payden.com or 1800 5 PAYDEN.

(1)	Trustees do not have a set term of office, but serve until their resignation, death or removal.

(2)	Officers are elected by, and serve at the pleasure of, The Board of Trustees.

23   Payden Mutual Funds

IMPORTANT INFORMATION: The information contained in this report is intended for shareholders of the Payden Mutual Funds only. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus which provides further details.

The performance numbers presented in this report are derived from historical market data. There is no guarantee of future performance nor are Fund shares guaranteed. Investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Fund shares are sold through Payden & Rygel Distributors, member FINRA.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov or the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800 SEC-0330.

To view the Fund’s proxy voting guidelines and proxy voting record, visit the SEC’s web site at http://www.sec.gov. You may also call 800 572-9336 to request a free copy of the proxy voting guidelines.

PAYDEN/KRAVITZ PAYDEN/KRAVITZ CASH BALANCE FUND Payden/Kravitz Cash Balance Plan Fund – Adviser Share Class (PKCBX) Payden/Kravitz Cash Balance Plan Fund – Institutional Share Class (PKCIX) Payden/Kravitz Cash Balance Plan Fund – Retirement Share Class (PKCRX) Payden/Kravitz Cash Balance Plan Fund – SI Share Class (PKBIX) Paydenfunds 333 South Grand Avenue, Los Angeles, California 90071 800 5-PAYDEN 800 572-9336 payden.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Payden & Rygel Investment Group

By (Signature and Title)*	/s/ Joan Payden
Joan Payden, Chairman and CEO
(principal executive officer)

Date	06/22/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joan Payden
Joan Payden, Chairman and CEO
(principal executive officer)

Date	06/22/17

By (Signature and Title)*	/s/ Brian W. Matthews
Brian W. Matthews, Vice President and Chief Financial Officer
(principal financial officer)

Date	06/22/17

*	Print the name and title of each signing officer under his or her signature.